As filed with the Securities and Exchange Commission on April 30, 2004

                                                      Registration Nos. 33-95354
                                                                    and 811-9080

--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

--------------------------------------------------------------------------------
                                    FORM N-6

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
                 Pre- Effective Amendment                  [ ]
                 Post-Effective Amendment No. 13           [X]
                                       and
        REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY          [ ]
                                   ACT OF 1940
                          Amendment No. 10          [X]

                 KANSAS CITY LIFE VARIABLE LIFE SEPARATE ACCOUNT
                 -----------------------------------------------
                           (Exact Name of Registrant)

                       KANSAS CITY LIFE INSURANCE COMPANY
                       ----------------------------------
                               (Name of Depositor)

                 3520 Broadway, Kansas City, Missouri 64111-2565
              ----------------------------------------------------
              (Address of Depositor's Principal Executive Offices)

               Depositor's Telephone Number, including Area Code:
                                 (816) 753-7000

   Name and Address of Agent for Service:                   Copy to:

           William A. Schalekamp                       W. Thomas Conner
     Kansas City Life Insurance Company         Sutherland Asbill & Brennan LLP
               3520 Broadway                     1275 Pennsylvania Avenue, N.W.
      Kansas City, Missouri 64111-2565             Washington, DC 20004-2415

It is proposed that this filing will become effective:
  [ ] Immediately upon filing pursuant to paragraph (b) of Rule 485
  [X] On May 1, 2004, pursuant to paragraph (b) of Rule 485
  [ ] 60 days after filing pursuant to paragraph (a)(1) of Rule 485
  [ ] On May 1, 2004, pursuant to paragraph (a)(1) of Rule 485

                      Title of securities being registered:
         Flexible Premium Survivorship Variable Life Insurance Contracts

                                   PROSPECTUS
          INDIVIDUAL FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE CONTRACTS
               KANSAS CITY LIFE VARIABLE LIFE SEPARATE ACCOUNT OF
                       KANSAS CITY LIFE INSURANCE COMPANY

            STREET ADDRESS:                         SEND CORRESPONDENCE TO:
            3520 BROADWAY                           VARIABLE ADMINISTRATION
   KANSAS CITY, MISSOURI 64111-2565                     P.O. BOX 219364
       TELEPHONE (816) 753-7000                KANSAS CITY, MISSOURI 64121-9364
                                                   TELEPHONE (800) 616-3670

This Prospectus describes an individual flexible premium variable life insurance contract ("Contract") offered by Kansas City Life Insurance Company ("Kansas City Life"). We have provided a definitions section at the end of this Prospectus for your reference as you read.

The Contract is designed to provide insurance protection on the person named. The Contract also provides you the opportunity to allocate your premiums to one or more divisions ("Subaccounts") of the Kansas City Life Variable Life Separate Account ("Variable Account") or the Fixed Account. The assets of each
Subaccount are invested in a corresponding portfolio of a designated mutual fund ("Funds") as follows:

AIM VARIABLE INSURANCE FUNDS
  AIM V.I. Dent Demographic Trends Fund
  AIM V.I. Premier Equity Fund
  INVESCO VIF-Technology Fund

AMERICAN CENTURY(R) VARIABLE PORTFOLIOS
  American Century VP Capital Appreciation
  American Century VP Income & Growth
  American Century VP Inflation Protection Fund (Class II)
  American Century VP International
  American Century VP Ultra(R)
  American Century VP Value

CALAMOS(R) ADVISORS TRUST
  Calamos Growth and Income Portfolio

DREYFUS VARIABLE INVESTMENT FUND
  Appreciation Portfolio - Initial Shares
  Developing Leaders Portfolio - Initial Shares

DREYFUS STOCK INDEX FUND, INC. - INITIAL SHARES

THE DREYFUS SOCIALLY RESPONSIBLE GROWTH FUND, INC. -

INITIAL SHARES

FEDERATED INSURANCE SERIES
  Federated American Leaders Fund II
  Federated High Income Bond Fund II
  Federated Prime Money Fund II

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
  Franklin Small Cap Fund (Class 2)
  Franklin Real Estate Fund (Class 2)
  Templeton Developing Markets Securities Fund (Class 2)
  Templeton Foreign Securities Fund (Class 2)

J.P. MORGAN SERIES TRUST II
  JPMorgan Mid Cap Value Portfolio
  JPMorgan Small Company Portfolio
  JPMorgan U.S. Large Cap Core Equity Portfolio

MFS(R) VARIABLE INSURANCE TRUST(SM)
  MFS Bond Series
  MFS Emerging Growth Series
  MFS Research Series
  MFS Total Return Series
  MFS Strategic Income Series
  MFS Utilities Series

SELIGMAN PORTFOLIOS, INC.
  Seligman Capital Portfolio (Class 2)
  Seligman Communications and Information Portfolio (Class 2)
  Seligman Small-Cap Value Portfolio (Class 2)

The accompanying prospectuses for the Funds describe these portfolios. The value of amounts allocated to the Variable Account (prior to the date the Contract matures) will vary according to the investment performance of the Portfolios of the Funds. You bear the entire investment risk of amounts allocated to the Variable Account. Another choice available for allocation of premiums is our Fixed Account. The Fixed Account is part of Kansas City Life's general account. It pays interest at declared rates guaranteed to equal or exceed 4%.

The Contract also offers you the flexibility to vary the amount and timing of Premium Payments and to change the amount of Death Benefits payable. This flexibility allows you to provide for your changing insurance needs under a single insurance contract.

You can select from two Coverage Options available under the Contract:

o  Option A:  a level Death Benefit; and

o  Option B:  a Death Benefit that fluctuates with the value of the Contract.

We guarantee that the Death Benefit Proceeds will never be less than a specified amount of insurance (less any outstanding loans and past due charges) as long as you pay sufficient premiums to keep the Contract in force.

The Contract provides for a value that you can receive by surrendering the Contract. There is no guaranteed minimum value. If the value is insufficient to cover the charges due under the Contract, the Contract will lapse without value. It may not be advantageous to replace existing insurance. Within certain limits, you may return the Contract or exercise a no-fee transfer right.

THIS PROSPECTUS AND THE ACCOMPANYING FUND PROSPECTUSES PROVIDE IMPORTANT INFORMATION YOU SHOULD HAVE BEFORE DECIDING TO PURCHASE A CONTRACT. PLEASE KEEP THESE FOR FUTURE REFERENCE.

AN INVESTMENT IN THE CONTRACT IS NOT A DEPOSIT OR OBLIGATION OF, OR GUARANTEED OR ENDORSED BY, ANY BANK NOR IS THE CONTRACT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. AN INVESTMENT IN THE CONTRACT INVOLVES CERTAIN RISKS INCLUDING THE LOSS OF PREMIUM PAYMENTS (PRINCIPAL).

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                      THIS PROSPECTUS IS DATED MAY 1, 2004.

PROSPECTUS CONTENTS

SUMMARY OF THE CONTRACT ................................................................................ 1

CONTRACT BENEFITS ...................................................................................... 1

CONTRACT RISKS.......................................................................................... 2

PORTFOLIO RISKS ........................................................................................ 3

FEE TABLE ...............................................................................................4
     TOTAL ANNUAL PORTFOLIO OPERATING EXPENSES ......................................................... 8
     ANNUAL PORTFOLIO OPERATING EXPENSES................................................................ 9

GENERAL INFORMATION ABOUT KANSAS CITY LIFE..............................................................11
     KANSAS CITY LIFE INSURANCE COMPANY ............................................................... 11
     FIXED ACCOUNT..................................................................................... 11

THE VARIABLE ACCOUNT AND THE FUNDS .....................................................................12
     KANSAS CITY LIFE VARIABLE LIFE SEPARATE ACCOUNT .................................................. 12
     THE FUNDS......................................................................................... 12
     ADDITION, DELETION OR SUBSTITUTION OF INVESTMENTS ................................................ 15
     VOTING RIGHTS..................................................................................... 15

CHARGES AND DEDUCTIONS..................................................................................16
     PREMIUM EXPENSE CHARGE............................................................................ 16
     MONTHLY DEDUCTION ................................................................................ 16
     DAILY MORTALITY AND EXPENSE RISK CHARGE .......................................................... 18
     TRANSFER PROCESSING FEE........................................................................... 18
     SURRENDER CHARGE ................................................................................. 18
     PARTIAL SURRENDER FEE ............................................................................ 20
     FUND EXPENSES..................................................................................... 20
     OTHER TAX CHARGE ................................................................................. 20

THE CONTRACT............................................................................................20
     PURCHASING A CONTRACT............................................................................. 20
     WHO SHOULD PURCHASE A CONTRACT.................................................................... 20
     APPLYING FOR A CONTRACT .......................................................................... 20
     OWNERSHIP ........................................................................................ 21
     CHANGE OF OWNERSHIP............................................................................... 21
     DETERMINATION OF CONTRACT DATE.................................................................... 21
     REPLACEMENT OF EXISTING INSURANCE................................................................. 21
     FREE LOOK RIGHT TO CANCEL CONTRACT................................................................ 22

ALLOCATIONS AND TRANSFERS ..............................................................................22
     PREMIUM ALLOCATIONS AND CREDITING ................................................................ 22
     TRANSFER PRIVILEGE................................................................................ 22
     DOLLAR COST AVERAGING PLAN........................................................................ 24
     PORTFOLIO REBALANCING PLAN ....................................................................... 24
     CHANGES IN THE CONTRACT OR BENEFITS .............................................................. 25
     SUPPLEMENTAL AND/OR RIDER BENEFITS ............................................................... 25

PREMIUM PAYMENTS .......................................................................................27
     PREMIUMS.......................................................................................... 27
     PREMIUM PAYMENTS TO PREVENT LAPSE................................................................. 28

HOW YOUR CONTRACT VALUES VARY ......................................................................... 29
     BONUS ON CONTRACT VALUE IN THE VARIABLE ACCOUNT................................................... 29
     DETERMINING THE CONTRACT VALUE.................................................................... 29
     CASH SURRENDER VALUE ............................................................................. 30
     COMPANY HOLIDAYS.................................................................................. 30

DEATH BENEFIT AND CHANGES IN SPECIFIED AMOUNT.......................................................... 30
     AMOUNT OF DEATH BENEFIT PROCEEDS.................................................................. 30

     COVERAGE OPTIONS....................................................................... .......... 30
     INITIAL SPECIFIED AMOUNT AND COVERAGE OPTION ..................................................... 31
     CHANGES IN COVERAGE OPTION ....................................................................... 31
     CHANGES IN SPECIFIED AMOUNT ...................................................................... 31
     SELECTING AND CHANGING THE BENEFICIARY ........................................................... 32

CASH BENEFITS ..........................................................................................32
     CONTRACT LOANS ................................................................................... 32
     SURRENDERING THE CONTRACT FOR CASH SURRENDER VALUE ............................................... 33
     PARTIAL SURRENDERS ............................................................................... 33
     MATURITY BENEFIT.................................................................................. 34
     PAYMENT OPTIONS................................................................................... 34
     PAYMENT OF PROCEEDS............................................................................... 35
     REINSTATEMENT..................................................................................... 35

TAX CONSIDERATIONS .....................................................................................35
     INTRODUCTION...................................................................................... 35
     TAX STATUS OF THE CONTRACT........................................................................ 35
     TAX TREATMENT OF CONTRACT BENEFITS ............................................................... 36
     POSSIBLE TAX LAW CHANGES.......................................................................... 38
     OUR INCOME TAXES ................................................................................. 38

OTHER INFORMATION ABOUT THE CONTRACTS AND KANSAS CITY LIFE ............................................ 38
     SALE OF THE CONTRACTS ............................................................................ 38
     TELEPHONE, FACSIMILE, ELECTRONIC MAIL AND INTERNET AUTHORIZATIONS................................. 38
     LITIGATION ....................................................................................... 39
     FINANCIAL STATEMENTS ............................................................................. 40

DEFINITIONS ............................................................................................41
     APPENDIX - MAXIMUM SURRENDER CHARGE FACTORS....................................................... 43

STATEMENT OF ADDITIONAL INFORMATION TABLE OF CONTENTS ................................................. 44

SUMMARY OF THE CONTRACT

The Contract is an individual Flexible Premium Variable Life Insurance Contract. As long as it remains in force it provides lifetime insurance protection on the Insured until the Maturity Date. You pay Premiums for insurance coverage. The Contract also provides for accumulation of Premiums and a Cash Surrender Value if the Contract terminates. The Cash Surrender Value, if any, during the early years of the Contract is likely to be much lower than the Premiums paid.

The Contract is built around its Contract Value. The Contract Value will increase or decrease depending on the investment performance of the Subaccounts, the amount of interest we credit to the Fixed Account, the Premiums you pay, the Contract fees and charges we deduct, and the effect of any Contract transactions (such as transfers, partial surrenders, and loans). WE DO NOT GUARANTEE ANY MINIMUM CONTRACT VALUE. YOU COULD LOSE SOME OR ALL OF YOUR MONEY.

This summary describes the Contract's important benefits and risks. The sections in the Prospectus following this summary discuss the Contract's benefits and other provisions in more detail. THE "DEFINITIONS" SECTION AT THE END OF THE PROSPECTUS DEFINES CERTAIN WORDS AND PHRASES USED IN THIS PROSPECTUS.

The Contract is not available in all states. THIS PROSPECTUS DOES NOT OFFER THE CONTRACTS IN ANY JURISDICTION WHERE THEY CANNOT BE LAWFULLY SOLD. YOU SHOULD RELY ONLY ON THE INFORMATION CONTAINED IN THIS PROSPECTUS OR THAT WE HAVE REFERRED YOU TO. WE HAVE NOT AUTHORIZED ANYONE TO PROVIDE YOU WITH INFORMATION THAT IS DIFFERENT.

We may offer other variable life insurance contracts that have different death benefits, contract features and optional programs. These contracts would also have different charges that would affect your Subaccount performance and Contract Value. To obtain more information about these other contracts, contact your registered representative.

NOTE: Because this is a summary, it does not contain all the information that may be important to you. You should read this entire Prospectus and the Funds' prospectuses carefully before investing.

CONTRACT BENEFITS

   DEATH BENEFITS. We pay a death benefit to the beneficiary if the Insured dies while the Contract is in force and prior to the Contract's maturity date. We pay the death benefit when we receive satisfactory proof at our Home Office of the Insured's death.

o Death Benefits are available as lump sum or under a variety of payment options.

o The Minimum Specified Amount is $100,000 for issue Ages 0-49 and $50,000 for issue Ages 50-80. We may allow these minimum limits to be reduced. (See "Applying for a Contract," page 20)

o  There are two Coverage Options available:

   Option A--at least equal to the Specified Amount.
   --------
   Option B--at least equal to the Specified Amount plus Contract Value. (See
   --------
   "Coverage Options," page 30)

o There is flexibility to change the Coverage Option and Specified Amount. (See "Changes in Coverage Option," page 31 for rules and limits.) Changing the Coverage Option or Specified Amount may have tax consequences.

o  We deduct any Indebtedness from the amount payable.

   CASH BENEFITS

o CONTRACT LOANS. You may take loans for amounts up to the Cash Surrender Value less loan interest to the next Contract Anniversary. A 6% annual effective interest rate applies. Currently, a preferred loan is available in the 11th Contract Year. Loans reduce the amount available for allocations and transfers. Loans may have tax consequences. (See "TAX CONSIDERATIONS," page 35)

o FULL SURRENDER. You may surrender your Contract at any time for its Cash Surrender Value. A surrender charge may apply. Surrendering the Contract may have tax consequences. (See "TAX CONSIDERATIONS," page 35)

o PARTIAL SURRENDER. Partial surrenders generally are available provided you have enough remaining Cash Surrender Value. A partial surrender fee applies. We will assess a surrender charge for any resulting reduction in the Specified Amount. Partial surrenders may have adverse tax consequences. (See "TAX CONSIDERATIONS," page 35)

o TRANSFERS. You may transfer amounts among the Subaccounts and the Fixed Account, subject to certain restrictions. There is no limit on the number of transfers you can make between the Subaccounts or to the Fixed Account. The first six transfers during each Contract Year are free. After the first six transfers, we will assess a $25 Transfer Processing Fee. Unused free transfers do not carry over to the next Contract Year. We will deduct any Transfer Processing Fee from the remaining Contract Value.

     TAX BENEFITS. We intend for the Contract to satisfy the definition of life insurance under the Internal Revenue Code. Therefore, the death benefit generally should be excludable from the gross income of its recipient. Similarly, you should not be deemed to be in constructive receipt of the Contract Value, and therefore should not be taxed on increases in the Contract Value, until you take out a loan or partial surrender, surrender the Contract, or we pay the maturity benefit. In addition, transfers of Contract Value among the Subaccounts and/or the Fixed Account are not taxable transactions. (See "TAX CONSIDERATIONS," page 35)

     FREE LOOK RIGHT TO CANCEL. For a limited time, you have the right to cancel your Contract and receive a refund. (See "Free Look Right to Cancel Contract," page 22) During this "free-look" period, we will allocate Premiums to the Federated Prime Money Fund II Subaccount for 30 days. (See "Premium Allocations and Crediting," page 22) For a limited time after requesting an increase in the Contract's amount of insurance coverage, you may cancel the increase and you may be entitled to a refund of certain charges.

     GUARANTEED PAYMENT PERIOD AND GUARANTEED MONTHLY PREMIUM. If the value is not enough to pay charges due, the Contract will lapse without value after a Grace Period. (See "Premium Payments to Prevent Lapse," page 28) However, we guarantee to keep the Contract in force during the first ten years of the Contract and during the ten years following the effective date of an increase in the Specified Amount as long as you meet a Premium requirement. (See "Guaranteed Payment Period and Guaranteed Monthly Premium," page 28)

     SUPPLEMENTAL BENEFITS. The following supplemental and/or rider benefits are available and may be added to your Contract. We will deduct monthly charges for these benefits and/or riders from your Contract Value as part of the Monthly Deduction. Each is subject to its own requirements as to eligibility and additional cost.

o   Disability Continuance of Insurance

o   Disability Premium Benefit Rider

o   Accidental Death Benefit

o   Option to Increase Specified Amount

o   Spouse's Term Insurance

o   Children's Term Insurance

o   Other Insured Term Insurance

o   Extra Protection

o   Maturity Extension Rider

o   Accelerated Death Benefit/Living Benefits Rider

All of these riders may not be available in all states. Additional rules and limits apply to these supplemental and/or rider benefits. Please ask your Kansas City Life agent for further information or contact the Home Office.

     ILLUSTRATIONS. We may prepare for use in marketing and other materials tables to illustrate hypothetically how certain values under a Contract change with investment performance over an extended period of time. Such tables illustrate how Contract Values, Cash Surrender Values and Death Benefits under a Contract covering an Insured of a given age would vary over time if Planned Premium Payments were paid annually and the return on the assets in each of the Funds were an assumed uniform gross annual rate(s).

Actual returns will fluctuate over time and will be both positive and negative. The actual values under the Contact could be significantly different from those shown even if actual returns averaged the rates used in the illustrations, but fluctuated over and under those averages throughout the years shown. Depending on the timing and degree of fluctuation, the actual values could be substantially less than those shown, and may, under certain circumstances, result in the lapse of the Contract unless the Owner pays more than the stated premium.

Such illustrations show Contract Values based on both current charges and guaranteed charges.

CONTRACT RISKS

     INVESTMENT RISK. If you invest your Contract Value in one or more Subaccounts, then you will be subject to the risk that investment performance will be unfavorable and that the Contract Value will decrease. In addition, we deduct Contract fees and charges from your Contract Value. There is no minimum guaranteed Contract Value. The Contract Value may decrease if the investment performance of the Subaccounts (to which Contract Value is allocated) is negative or is not sufficiently positive to cover the charges deducted under the Contract. During times of poor investment performance, these deductions will have an even greater impact on your Contract Value. You could lose everything you invest. If you allocate net Premiums to the Fixed Account, then we credit your Contract account value (in the Fixed Account) with a declared rate of interest. You assume the risk that the rate may decrease, although it will never be lower than a guaranteed minimum annual effective rate of 4.0%.

     RISK OF LAPSE. If the Contract Value is not enough to pay the Monthly Deduction when due, the Contract will lapse without value after a Grace Period. The purpose of the Grace Period is to give you the chance to pay enough Premiums to keep your Contract in force. If your Contract does lapse you must pay the required amount before the end of the Grace Period. The Grace Period is 61 days and starts when we send the notice. Since the value of amounts allocated to the Variable Account will vary according to the investment performance of the Funds, the specific amount of Premiums required to prevent lapse will also vary. A lapse could result in adverse tax consequences.

     TAX RISKS. In order to qualify as a life insurance contract for Federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under Federal tax law, a Contract must satisfy certain requirements which are set forth in the Internal Revenue Code. Guidance as to how these requirements are to be applied is limited. Nevertheless, we believe that Contracts issued on a standard basis should satisfy the applicable requirements. There is less guidance, however, with respect to Contracts issued on a substandard basis, particularly if you pay the full amount of premiums permitted under the Contract.

Depending on the total amount of Premiums you pay, the Contract may be treated as a modified endowment contract under Federal tax laws. If a Contract is treated as a modified endowment contract, then surrenders, withdrawals, and loans under the Contract will be taxable as ordinary income to the extent there are earnings in the Contract. In addition, a 10% penalty tax may be imposed on surrenders, withdrawals, and loans taken before you reach age 59 1/2. If the Contract is not a modified endowment contract, then distributions generally will be treated first as a return of basis or investment in the contract and then as taxable income. Moreover, loans will generally not be treated as distributions. Finally, neither distributions nor loans from a Contract that is not a modified endowment contract are subject to the 10% penalty tax. (See "TAX CONSIDERATIONS," page 35)

You should consult a qualified tax adviser for assistance in all Contract-related tax matters.

     RISK OF INCREASE IN CURRENT FEES AND EXPENSES. Certain fees and expenses are currently assessed at less than their maximum levels. We may increase these current charges in the future up to the guaranteed maximum levels. If fees and expenses are increased, you may need to increase the amount and/or frequency of premiums to keep the Contract in force.

     SURRENDER AND PARTIAL SURRENDER RISKS. During the first fifteen Contract Years, we will deduct a surrender charge from the Contract Value if the Contract is completely surrendered; lapses, or the Specified Amount is reduced (including when a partial surrender reduces the Specified Amount). An additional surrender charge and surrender charge period will apply to each portion of the Contract resulting from a Specified Amount increase, starting with the effective date of the increase. Under some circumstances, the amount of the surrender charge during the first few Contract Years could result in a Cash Surrender Value of zero.

You should purchase the Contract only if you have the financial ability to keep it in force for a substantial period of time. You should not purchase the Contract if you intend to surrender all or part of the Contract Value in the near future. We designed the Contract to meet long-term financial goals. THE CONTRACT IS NOT SUITABLE AS A SHORT-TERM INVESTMENT.

Even if you do not surrender your Contract, surrender charges may play a role in determining whether your Contract will lapse, because surrender charges affect the Cash Surrender value, which is a measure we use to determine whether your Contract will enter the Grace Period (and possibly terminate). (See "Risk of Lapse," above) A surrender or partial surrender may have tax consequences.

     LOAN RISKS. A Contract loan will affect your Contract in several ways over time, whether or not it is repaid, because the investment results of the Subaccounts may be less than (or greater than) the net interest rate credited on the amount transferred to the Loan Account securing the loan.

o Your Contract Value, by comparison to a Contract under which no loan has been made, will be less if this Fixed Account net interest rate is less than the investment return of the applicable Subaccounts (and greater if the Fixed Account net interest rate is higher than the investment return of the applicable Subaccounts).

o A Contract loan increases the risk that the Contract will terminate, since a loan decreases the Cash Surrender Value.

o If the death benefit becomes payable while a Contract loan is outstanding, the loan balance will be deducted in calculating the death benefit proceeds.

A loan may have tax consequences. In addition, if you surrender the Contract or allow it to lapse while a Contract loan is outstanding, the amount of the loan, to the extent it has not previously been taxed, will be added to any amount you receive and taxed accordingly. (See "TAX CONSIDERATIONS", page 35)

PORTFOLIO RISKS

A comprehensive discussion of the risks of each Fund Portfolio may be found in each Portfolio's prospectus. Please refer to the Portfolios' prospectuses for more information.

THERE IS NO ASSURANCE THAT ANY PORTFOLIO WILL ACHIEVE ITS STATED INVESTMENT OBJECTIVE.

FEE TABLE

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the Contract.

The first table describes transaction fees that you will pay at the time that you pay premiums, make partial surrenders, or transfer Contract account value among the Subaccounts and the Fixed Account, or if you completely surrender the Contract, the Contract lapses, or the Specified Amount is reduced (including when a partial surrender reduces the Specified Amount). If the amount of a charge depends on the personal characteristics of the Insured under the Contract, the fee table lists the minimum and maximum charges we assess under the Contract, and the fees and charges of a representative Contract with an Insured having the characteristics set forth below. These minimum, maximum and representative charges may assist you in understanding the range of possible charges as well as the charge an Owner may typically pay, but these charges may not be representative of the amount you actually pay under the Contract.

                                           TRANSACTION FEES
-----------------------------------------------------------------------------------------------------------------------------
          CHARGE                 WHEN CHARGE IS DEDUCTED                               AMOUNT DEDUCTED
                                                                    ---------------------------------------------------------
                                                                     GUARANTEED CHARGE(1)              CURRENT CHARGE(1)
-----------------------------------------------------------------------------------------------------------------------------
PREMIUM EXPENSE CHARGE
-----------------------------------------------------------------------------------------------------------------------------
State and Local Tax           Upon receipt of each Premium          2.25% of each premium           2.25% of each premium
Charge                        Payment                               payment                         payment
-----------------------------------------------------------------------------------------------------------------------------
SURRENDER CHARGE(2)
-----------------------------------------------------------------------------------------------------------------------------
Deferred Sales Load           Upon complete surrender, lapse,       30% of actual premiums          30% of actual premiums
                              or decrease in the Specified          paid up to a maximum            paid up to a maximum
                              Amount during the first 15            Premium amount shown in         Premium amount shown in
                              Contract Years (or during the 15      the Contract(4)                 the Contract(4)
                              years following an increase in
                              Specified Amount(3))
-----------------------------------------------------------------------------------------------------------------------------

--------------------
(1) For each type of charge, the guaranteed charge and the current charge are shown. The guaranteed charge is the maximum amount permitted by the Contract while the current charge is the amount currently charged.

(2) The Surrender charge is the sum of the Deferred Sales Load and the Deferred Administrative Expense.

(3) If you increase the Contract's Specified Amount, a separate deferred sales load will apply to the Specified Amount increase, based on the Insured's Age, sex and smoking class at the time of the increase.

(4) During the first 15 Contract Years (or the 15 years following an increase in Specified Amount), the Deferred Sales Load is 30% of actual Premiums paid up to a maximum premium amount shown in the Contract. We base the maximum premium amount shown in a Contract on the issue Age, sex, Specified Amount and smoking class of the Insured. The Deferred Sales Load decreases after the 9th Contract year to 0% in the 15th Contract year.

                                           TRANSACTION FEES
-----------------------------------------------------------------------------------------------------------------------------
          CHARGE                 WHEN CHARGE IS DEDUCTED                               AMOUNT DEDUCTED
                                                                    ---------------------------------------------------------
                                                                     GUARANTEED CHARGE(1)              CURRENT CHARGE(1)
-----------------------------------------------------------------------------------------------------------------------------
Deferred Administrative        Upon surrender, lapse, or            $5.00 per $1,000 of             $5.00 per $1,000 of
Expense                        decrease in the Specified Amount     Specified Amount(5)             Specified Amount(5)
                               during the first 15 Contract years
                               (or during the 15 years following
                               an increase in Specified Amount)
-----------------------------------------------------------------------------------------------------------------------------
PARTIAL SURRENDER FEE          Upon each partial surrender          The lesser of 2% of the         The lesser of 2% of the
                                                                    amount surrendered or $25       amount surrendered or $25
-----------------------------------------------------------------------------------------------------------------------------
TRANSFER PROCESSING FEE
-----------------------------------------------------------------------------------------------------------------------------
                               Upon the first 6 transfers in a      No Charge                       No Charge
                               Contract year
-----------------------------------------------------------------------------------------------------------------------------
                               Upon each transfer over 6 in a       $25 per transfer                $25 per transfer
                               Contract year
-----------------------------------------------------------------------------------------------------------------------------

The next table describes the fees and expenses that you will pay periodically during the time that you own the Contract, not including Portfolio fees and expenses. If the amount of a charge depends on the personal characteristics of the Insured or the Specified Amount under the Contract, then the fee table lists the minimum and maximum charges we assess under the Contract, and the fees and charges of a typical Contract with a Specified Amount and with an Insured having the characteristics set forth below. These charges may not be typical of the charges you will pay.

(5) During the first 5 Contract Years, the Deferred Administrative Expense is $5.00 per $1,000 of Specified Amount and grades down to zero at the end of 15 years as shown below:

   --------------------------------------------------------------------------------------------------------------------------------
   End of Contract Year             1-5       6        7        8        9        10       11       12       13       14       15
   --------------------------------------------------------------------------------------------------------------------------------
   Charge per $1,000 of
   Specified Amount:               $5.00    $4.50    $4.00    $3.50    $3.00    $2.50    $2.00    $1.50    $1.00    $0.50    $0.00
   --------------------------------------------------------------------------------------------------------------------------------

   End of Contract Year means completed Contract Years or number of completed years following an increase in Specified Amount. The Deferred Administrative Expense applies at the end of each Contract Year.

                                   PERIODIC CHARGES OTHER THAN PORTFOLIO OPERATING EXPENSES
-----------------------------------------------------------------------------------------------------------------------------
          CHARGE                 WHEN CHARGE IS DEDUCTED                               AMOUNT DEDUCTED
                                                                    ---------------------------------------------------------
                                                                      GUARANTEED CHARGE(1)              CURRENT CHARGE(1)
-----------------------------------------------------------------------------------------------------------------------------
COST OF INSURANCE(6)
-----------------------------------------------------------------------------------------------------------------------------
Minimum and Maximum
Charge                         On the Allocation Date and           $0.06 - $83.33 per $1,000       $0.05 - $26.63 per $1,000
                               each Monthly Anniversary             of net amount at risk(7)        of net amount at risk(7)
                               Day                                  per month                       per month
-----------------------------------------------------------------------------------------------------------------------------
Charges for a Male Preferred   On the Allocation Date and           $0.20 per $1,000 of net         $0.19 per $1,000 of net
Nonsmoker Age 40, $250,000     each Monthly Anniversary             amount at risk(7) per           amount at risk(7) per
in the first Contract year     Day                                  month                           month
-----------------------------------------------------------------------------------------------------------------------------
MONTHLY EXPENSE CHARGE(8)
-----------------------------------------------------------------------------------------------------------------------------
Maintenance Charge             On the Contract Date and            $6.00 per month                 $6.00 per month
                               on each Monthly Anniversary
                               Day
-----------------------------------------------------------------------------------------------------------------------------
Acquisition Charge             On the Contract Date and            $20.00 per month                $20.00 per month
                               on each Monthly Anniversary
                               Day for the first Contract
                               Year and for 12 months
                               following the effective date
                               of an increase in Specified
                               Amount
-----------------------------------------------------------------------------------------------------------------------------
MORTALITY AND EXPENSE RISK     Daily                               Annual rate of 0.90% of the     Annual rate of 0.90% of the
CHARGE                                                             average daily net assets of     average daily net assets of
                                                                   each Subaccount you are         each Subaccount you are
                                                                   invested in                     invested in
-----------------------------------------------------------------------------------------------------------------------------
NET LOAN INTEREST CHARGE(9)    At the end of each                  2%                              2%
                               Contract Year
-----------------------------------------------------------------------------------------------------------------------------

--------------------
(6) Costs of insurance charges vary based on the Insured's age, sex, and number of completed Contract years, Specified Amount, and risk class. The charge generally increases as the Insured ages. The cost of insurance charges shown in the table may not be typical of the charges you will pay. We guarantee that the cost of insurance rates will not exceed the maximum cost of insurance rates set forth in your Contract. More detailed information concerning your cost of insurance charges is available on request from our Home office.

(7) The net amount at risk on a Monthly Anniversary is the difference between the Death Benefit and the Contract value.

(8) The monthly expense charge is the sum of the Maintenance Charge and the Acquisition Charge.

(9) The maximum guaranteed and current net cost of loans is 2.0% annually. The net cost of a loan is the difference between the rate of interest charged on Loan Balance (6.0%) and the amount credited to the Loan Amount (4.0%). Preferred loans are available beginning in the eleventh Contract Year. We credit the amount in the Loan Account securing a preferred loan with interest at an effective annual rate of 6%. Therefore, the net cost of a preferred loan is 0% per year.

                                   PERIODIC CHARGES OTHER THAN PORTFOLIO OPERATING EXPENSES
-----------------------------------------------------------------------------------------------------------------------------
          CHARGE                 WHEN CHARGE IS DEDUCTED                               AMOUNT DEDUCTED
                                                                    ---------------------------------------------------------
                                                                      GUARANTEED CHARGE(1)              CURRENT CHARGE(1)
-----------------------------------------------------------------------------------------------------------------------------
OPTIONAL RIDER CHARGES(10)
-----------------------------------------------------------------------------------------------------------------------------
DISABILITY CONTINUANCE OF
INSURANCE
-----------------------------------------------------------------------------------------------------------------------------
Minimum and Maximum Charge    On rider's effective date and        $0.01 - $0.52 per $1,000 of     $0.01 - $0.32 per $1,000 of
                              on each Monthly Anniversary          rider coverage amount per       rider coverage amount per
                              Day                                  month                           month
-----------------------------------------------------------------------------------------------------------------------------
Charges for a Male Preferred  On rider's effective date and        $0.04 per $1,000 of rider       $0.0175 per $1,000 of rider
Nonsmoker Age 40, $250,000    on each Monthly Anniversary          coverage amount per month       coverage amount per month
in the first Contract year    Day
-----------------------------------------------------------------------------------------------------------------------------
DISABILITY PREMIUM BENEFIT
RIDER
-----------------------------------------------------------------------------------------------------------------------------
Minimum and Maximum Charge    On rider's effective date and        $0.08 - $0.32 per $1.00 of      $0.04 - $0.15 per $1.00 of
                              on each Monthly Anniversary          rider coverage amount per       rider coverage amount per
                              Day                                  month                           month
-----------------------------------------------------------------------------------------------------------------------------
Charges for a Male Preferred  On rider's effective date and        $0.10 per $1.00 of rider        $0.05 per $1.00 of rider
Nonsmoker Age 40, $250,000    on each Monthly Anniversary          coverage amount per month       coverage amount per month
in the first Contract year    Day
-----------------------------------------------------------------------------------------------------------------------------
ACCIDENTAL DEATH BENEFIT
-----------------------------------------------------------------------------------------------------------------------------
Minimum and Maximum Charge    On rider's effective date and        $0 - $0.16 per $1,000 of        $0 - $0.16 per $1,000 of
                              on each Monthly Anniversary          rider coverage amount per       rider coverage amount per
                              Day                                  month                           month
-----------------------------------------------------------------------------------------------------------------------------
Charges for a Male Preferred  On rider's effective date and                   NA                              NA
Nonsmoker Age 40, $250,000    on each Monthly Anniversary
in the first Contract year    Day
-----------------------------------------------------------------------------------------------------------------------------
OPTION TO INCREASE SPECIFIED
AMOUNT
-----------------------------------------------------------------------------------------------------------------------------
Minimum and Maximum Charge    On rider's effective date and        $0.05 - $0.18 per $1,000 of     $0.05 - $0.18 per $1,000 of
                              on each Monthly Anniversary          rider coverage amount per       rider coverage amount per
                              Day                                  month                           month
-----------------------------------------------------------------------------------------------------------------------------
Charges for a Male Preferred  On rider's effective date and                   NA                              NA
Nonsmoker Age 40, $250,000    on each Monthly Anniversary
in the first Contract year    Day
-----------------------------------------------------------------------------------------------------------------------------
SPOUSE'S TERM INSURANCE
-----------------------------------------------------------------------------------------------------------------------------
Minimum and Maximum Charge    On rider's effective date and        $0 - $2.18 per $1,000 of        $0 - $2.18 per $1,000 of
                              on each Monthly Anniversary          rider coverage amount per       rider coverage amount per
                              Day                                  month                           month
-----------------------------------------------------------------------------------------------------------------------------

(10) Charges for most of the riders vary based on the Insured's issue or actual age, sex, and risk class, and may vary based on Contract year and base Specified Amount or net amount at risk. Charges based on actual age may increase as the Insured ages. The rider charges shown in the table may not be typical of the charges you will pay. Your Contract's specifications page will indicate the rider charges applicable to your Contract, and more detailed information concerning these rider charges is available on request from our Service Center.

                                   PERIODIC CHARGES OTHER THAN PORTFOLIO OPERATING EXPENSES
-----------------------------------------------------------------------------------------------------------------------------
          CHARGE                 WHEN CHARGE IS DEDUCTED                               AMOUNT DEDUCTED
                                                                    ---------------------------------------------------------
                                                                      GUARANTEED CHARGE(1)              CURRENT CHARGE(1)
-----------------------------------------------------------------------------------------------------------------------------
Charges for a Male Preferred   On rider's effective date            $1.55 per $1,000 of rider       $1.55 per $1,000 of rider
Nonsmoker Age 40, $250,000     and on each Monthly                  coverage amount per             coverage amount per
in the first Contract year     Anniversary Day                      month                           month
-----------------------------------------------------------------------------------------------------------------------------
CHILDREN'S TERM INSURANCE      On rider's effective date            $0.54 per $1,000 of rider       $0.54 per $1,000 of rider
                               and on each Monthly                  coverage amount per             coverage amount per
                               Anniversary Day                      month                           month
-----------------------------------------------------------------------------------------------------------------------------
OTHER INSURED TERM
INSURANCE
-----------------------------------------------------------------------------------------------------------------------------
Minimum and Maximum            On rider's effective date            $0.06 - $26.63 per $1,000       $0.06 - $26.63 per $1,000
Charge                         and on each Monthly                  of rider coverage amount        of rider coverage amount
                               Anniversary Day                      per month                       per month
-----------------------------------------------------------------------------------------------------------------------------
Charges for a Male Preferred   On rider's effective date            $0.21 per $1,000 of rider       $0.20 per $1,000 of rider
Nonsmoker Age 40, $250,000     and on each Monthly                  coverage amount per             coverage amount per
in the first Contract year     Anniversary Day                      month                           month
-----------------------------------------------------------------------------------------------------------------------------
EXTRA PROTECTION RIDER
-----------------------------------------------------------------------------------------------------------------------------
Minimum and Maximum            On rider's effective date            $0.06 - $26.63 per $1,000       $0.05 - $20.36 per $1,000
Charge                         and on each Monthly                  of rider coverage amount        of rider coverage amount
                               Anniversary Day                      per month                       per month
-----------------------------------------------------------------------------------------------------------------------------
Charges for a Male Preferred   On rider's effective date            $0.20 per $1,000 of rider       $0.12 per $1,000 of rider
Nonsmoker Age 40, $250,000     and on each Monthly                  coverage amount per             coverage amount per
in the first Contract year     Anniversary Day                      month                           month
-----------------------------------------------------------------------------------------------------------------------------
MATURITY EXTENSION RIDER       NA                                   No Charge                       No Charge
-----------------------------------------------------------------------------------------------------------------------------
ACCELERATED DEATH              NA                                   No Charge                       No Charge
BENEFIT/LIVING BENEFITS RIDER
-----------------------------------------------------------------------------------------------------------------------------

The next table shows the lowest and highest total operating expenses deducted from Portfolio assets during the fiscal year ended December 31, 2003. Expenses of the Portfolios may be higher or lower in the future. More detail concerning each Portfolio's fees and expenses is contained in the prospectus for each Portfolio.

TOTAL ANNUAL PORTFOLIO OPERATING EXPENSES(11)
-----------------------------------------------------------------------------------------------------------------------------
                                                                                          MINIMUM                MAXIMUM
-----------------------------------------------------------------------------------------------------------------------------
TOTAL ANNUAL PORTFOLIO OPERATING EXPENSES (expenses that are deducted                      0.27%                  1.80%
from Portfolio assets, including management fees, distribution or service fees (12b-1 fees), and other expenses)
-----------------------------------------------------------------------------------------------------------------------------

The following table shows the fees and expenses (before and after contractual waiver or reimbursement) charged by each Portfolio for the fiscal year ended December 31, 2003.

--------------------
(11) The expenses used to prepare this table were provided to Kansas City Life by the Funds. Kansas City Life has not independently verified this data.

ANNUAL PORTFOLIO OPERATING EXPENSES(12)
(expenses that are deducted from Portfolio assets, as a percentage of net assets of the Portfolio):

-----------------------------------------------------------------------------------------------------------------------------------
               PORTFOLIO                   MANAGEMENT      12B-1/       OTHER        TOTAL          EXPENSES       TOTAL PORTFOLIO
                                              FEES        SERVICE     EXPENSES     PORTFOLIO     REIMBURSEMENT          ANNUAL
                                                            FEES                     ANNUAL                         EXPENSES AFTER
                                                                                    EXPENSES                        REIMBURSEMENT
-----------------------------------------------------------------------------------------------------------------------------------
AIM VARIABLE INSURANCE FUNDS
-----------------------------------------------------------------------------------------------------------------------------------
AIM V.I. Dent Demographic Trends              0.85%          NA         0.45%       1.30%             NA                 NA
Fund (Series I Shares)
-----------------------------------------------------------------------------------------------------------------------------------
AIM V.I. Premier Equity Fund                  0.61%          NA         0.24%       0.85%             NA                 NA
(Series I Shares)
-----------------------------------------------------------------------------------------------------------------------------------
INVESCO VIF-Technology Fund                   0.75%          NA         0.41%       1.16%(14)         NA                 NA
(Series I Shares)(13)
-----------------------------------------------------------------------------------------------------------------------------------
AMERICAN CENTURY(R) VARIABLE
PORTFOLIOS
-----------------------------------------------------------------------------------------------------------------------------------
American Century VP Capital                   1.00%          NA         0.00%       1.00%(15)         NA                 NA
Appreciation
-----------------------------------------------------------------------------------------------------------------------------------
American Century VP Income &                  0.70%          NA         0.00%       0.70%(15)         NA                 NA
Growth
-----------------------------------------------------------------------------------------------------------------------------------
American Century VP Inflation                 0.51%         0.25%       0.00%       0.76%(15)         NA                 NA
Protection Fund (Class II)
-----------------------------------------------------------------------------------------------------------------------------------
American Century VP International             1.30%          NA         0.01%       1.31%(15)         NA                 NA
-----------------------------------------------------------------------------------------------------------------------------------
American Century VP Ultra(R)                  1.00%          NA         0.00%       1.00%(15)         NA                 NA
-----------------------------------------------------------------------------------------------------------------------------------
American Century VP Value                     0.95%          NA         0.00%       0.95%(15)         NA                 NA
-----------------------------------------------------------------------------------------------------------------------------------
CALAMOS(R) ADVISORS TRUST
-----------------------------------------------------------------------------------------------------------------------------------
Calamos Growth and Income Portfolio           0.75%          NA         0.84%       1.59%(16)         NA                 NA
-----------------------------------------------------------------------------------------------------------------------------------
DREYFUS VARIABLE INVESTMENT FUND
-----------------------------------------------------------------------------------------------------------------------------------
Appreciation Portfolio - Initial Shares       0.75%          NA         0.05%       0.80%             NA                 NA
-----------------------------------------------------------------------------------------------------------------------------------
Developing Leaders Portfolio - Initial        0.75%          NA         0.07%       0.82%             NA                 NA
Shares
-----------------------------------------------------------------------------------------------------------------------------------
DREYFUS STOCK INDEX FUND, INC. -              0.25%          NA         0.02%       0.27%             NA                 NA
INITIAL SHARES
-----------------------------------------------------------------------------------------------------------------------------------
THE DREYFUS SOCIALLY RESPONSIBLE              0.75%          NA         0.09%       0.84%             NA                 NA
GROWTH FUND, INC. - INITIAL SHARES
-----------------------------------------------------------------------------------------------------------------------------------
FEDERATED INSURANCE SERIES
-----------------------------------------------------------------------------------------------------------------------------------
Federated American Leaders Fund II(17)        0.75%          NA         0.15%       0.90%             NA                 NA
-----------------------------------------------------------------------------------------------------------------------------------

(12) These expenses are deducted directly from the assets of the Portfolios and therefore reduce their net asset value. The investment advisor of each Fund provided the above information, and we have not independently verified it. The expenses shown are those incurred for the year ended December 31, 2003. Current or future expenses may be greater or less than those shown. See the Portfolios' Prospectuses for more complete information.

-----------------------------------------------------------------------------------------------------------------------------------
               PORTFOLIO                   MANAGEMENT      12B-1/       OTHER        TOTAL          EXPENSES       TOTAL PORTFOLIO
                                              FEES        SERVICE     EXPENSES     PORTFOLIO     REIMBURSEMENT          ANNUAL
                                                            FEES                     ANNUAL                         EXPENSES AFTER
                                                                                    EXPENSES                        REIMBURSEMENT
-----------------------------------------------------------------------------------------------------------------------------------
Federated High Income Bond Fund II(18)        0.60%            NA       0.15%       0.75%                NA                   NA
-----------------------------------------------------------------------------------------------------------------------------------
Federated Prime Money Fund II                 0.50%            NA       0.17%       0.67%                NA                   NA
-----------------------------------------------------------------------------------------------------------------------------------
FRANKLIN TEMPLETON VARIABLE
INSURANCE PRODUCTS TRUST
-----------------------------------------------------------------------------------------------------------------------------------
Franklin Small Cap Fund (Class 2)             0.51%        0.25%(19)    0.29%       1.05%              0.04%              1.01%(18)
-----------------------------------------------------------------------------------------------------------------------------------
Franklin Real Estate Fund (Class 2)           0.50%(20)    0.25%(19)    0.03%       0.78%                NA                   NA
-----------------------------------------------------------------------------------------------------------------------------------
Templeton Developing Markets                  1.25%        0.25%(19)    0.30%       1.80%                NA                   NA
-----------------------------------------------------------------------------------------------------------------------------------
Securities Fund (Class 2)
-----------------------------------------------------------------------------------------------------------------------------------
Templeton Foreign Securities Fund             0.69%        0.25%(19)    0.22%       1.16%              0.04%              1.12%(18)
(Class 2)
-----------------------------------------------------------------------------------------------------------------------------------
J.P. MORGAN SERIES TRUST II
-----------------------------------------------------------------------------------------------------------------------------------
JPMorgan Mid Cap Value Portfolio              0.70%            NA       0.88%       1.58%              0.58%              1.00%(21)
-----------------------------------------------------------------------------------------------------------------------------------
JPMorgan Small Company Portfolio              0.60%            NA       0.55%       1.15%                NA                   NA
-----------------------------------------------------------------------------------------------------------------------------------
JPMorgan U.S. Large Cap Core Equity           0.35%            NA       0.50%       0.85%                NA                   NA
Portfolio
-----------------------------------------------------------------------------------------------------------------------------------
MFS(R) VARIABLE INSURANCE TRUST(SM)
-----------------------------------------------------------------------------------------------------------------------------------
MFS Bond Series                               0.60%            NA       0.34%       0.94%              0.19%              0.75%(22)
-----------------------------------------------------------------------------------------------------------------------------------
MFS Emerging Growth Series                    0.75%            NA       0.12%       0.87%                NA                   NA
-----------------------------------------------------------------------------------------------------------------------------------
MFS Research Series                           0.75%            NA       0.13%       0.88%                NA                   NA
-----------------------------------------------------------------------------------------------------------------------------------
MFS Strategic Income Series                   0.75%            NA       0.36%       1.11%              0.21%              0.90%(22)
-----------------------------------------------------------------------------------------------------------------------------------
MFS Total Return Series                       0.75%            NA       0.09%       0.84%                NA                   NA
-----------------------------------------------------------------------------------------------------------------------------------
MFS Utilities Series                          0.75%            NA       0.17%       0.92%(23)              NA                   NA
-----------------------------------------------------------------------------------------------------------------------------------
SELIGMAN PORTFOLIOS, INC.
-----------------------------------------------------------------------------------------------------------------------------------
Seligman Capital Portfolio (Class 2)          0.40%          0.25%      0.56%       1.21%                NA                   NA
-----------------------------------------------------------------------------------------------------------------------------------
Seligman Communications and                   0.75%          0.25%      0.26%       1.26%                NA                   NA
Information Portfolio (Class 2)
-----------------------------------------------------------------------------------------------------------------------------------
Seligman Small-Cap Value Portfolio            1.00%          0.19%      0.16%       1.35%                NA                   NA
(Class 2)
-----------------------------------------------------------------------------------------------------------------------------------

For information concerning compensation paid in connection with the sale of the Contracts, see "Sale of the Contracts," page 38.

--------------------
(13) As a result of a reorganization of another fund into the Fund, which occurred on April 30, 2004, the Fund's Total Annual Operating Expenses have been restated to reflect current expenses.

(14) The Fund has adopted new forms of administrative services and transfer agency agreements which will be effective May 1, 2004. As a result, Other Expenses have been restated to reflect the changes in fees under the new agreements.

(15) The investment Manager to American Century Variable Portfolios pays all the expenses of the Fund except brokerage, taxes, interest, fees and expenses of the non-interested person directors (including counsel fees) and extraordinary expenses. For the services provided to the American Century VP Capital Appreciation Fund, the manager receives an annual fee of 1.00% of the first $500 million of the average net assets of the fund, 0.95% of the next $500 million and 0.90% over $1 billion. For the services provided to the American Century VP Income and Growth Fund, the manager receives an annual fee of 0.70%. For the services provided to the American Century VP International Fund, the manager receives an annual fee of 1.50% of the first $250 million of the average net assets of the fund, 1.20% of the next $250 million and 1.10% over $500 million. For the services provided to the American Century VP Value Fund, the manager receives an annual fee of 1.00% of the first $500 million of the average net assets of the fund, 0.95% of the next $500 million and 0.90% over $1 billion. For the services provided to the American Century VP Ultra Fund, the manager receives an annual fee of 1.00% of the first $20 billion of the average net assets of the fund, and 0.95% over the next $20 billion. For the services it provided to the fund during the most recent fiscal year, the advisor received a unified management fee of 0.50% of the average net assets of the Class II shares of the fund.

(16) Pursuant to a written agreement, the investment manager voluntarily agreed to waive fees and/or reimburse portfolio expenses for the first four months of 2003 so that Total Portfolio Annual Expenses were limited during such period to 1.00% of the portfolio's average net assets. After such fee waiver and/or reimbursement, the portfolio's total annual portfolio expenses were 1.43%.

(17) The Fund did not pay or accrue a shareholder services fee on the Rule 12b-1 fee during the fiscal year ended December 31, 2003. The Fund has no present intention of paying or accruing the shareholder service fee during the fiscal year ending December 31, 2004.

(18) The manager had agreed in advance to reduce its fee to reflect reduced services resulting from the Fund's investment in a Franklin Templeton money fund for cash management. The Fund's Board of Trustees and an exemptive order by the Securities and Exchange Commission require this reduction.

(19) The Fund's Class 2 distribution plan or "Rule 12b-1 plan" is described in the Fund's prospectus.

(20) The Fund administration fee is paid indirectly through the management fee.

(21) The Fund's advisor has contractually agreed to waive advisory fees or reimburse expenses until May 1, 2005 to the extent necessary to limit Total Annual Fund Operating Expenses to 1.00%.

(22) MFS has contractually agreed, subject to reimbursement, to bear expenses for these series such that each such series' "Other Expenses" (after taking into account the expense offset arrangement described below), do not exceed the following percentages of the average daily net assets of the series until May 1, 2005:

          0.15% Strategic Income Series          0.15% for Bond Series

(23) Each series has an expense offset arrangement, which reduces the series' custodian fee based upon the amount of cash maintained by the series with its custodian and dividend-disbursing agent. Each series may enter into other such arrangements and directed brokerage arrangements, which would also have the effect of reducing the series' expenses. "Other Expenses" do not take into account these expense reductions and are therefore higher than the actual expenses of the series. Had these fee reductions been taken into account, "Net Expenses" would be lower for certain series and would equal:

                           0.91% for Utilities Series

GENERAL INFORMATION ABOUT KANSAS CITY LIFE

KANSAS CITY LIFE INSURANCE COMPANY
Kansas City Life Insurance Company is a stock life insurance company organized under the laws of the State of Missouri in 1895, and is located at 3520 Broadway, Kansas City, Missouri 64111-2565. Kansas City Life is currently licensed to transact life insurance business in 48 states and the District of Columbia.

FIXED ACCOUNT
THE FIXED ACCOUNT IS NOT REGISTERED UNDER THE SECURITIES ACT OF 1933 AND IS NOT REGISTERED AS AN INVESTMENT COMPANY UNDER THE INVESTMENT COMPANY ACT OF 1940. THE SECURITIES AND EXCHANGE COMMISSION HAS NOT REVIEWED THE DISCLOSURE IN THIS PROSPECTUS RELATING TO THE FIXED ACCOUNT. CERTAIN GENERAL PROVISIONS OF THE FEDERAL SECURITIES LAWS RELATING TO THE ACCURACY AND COMPLETENESS OF STATEMENTS MADE IN PROSPECTUSES MAY STILL APPLY.

You may allocate some or all of your Premiums and transfer some or all of the Variable Account Value to the Fixed Account. You may also make transfers from the Fixed Account, but restrictions may apply. (See "Transfer Privilege", page
22) The

Fixed Account is part of our general account and pays interest at declared rates guaranteed for each calendar year. We guarantee that this rate will be at least 4%.

Our general account supports our insurance and annuity obligations. Because the Fixed Account is part of our general account, we assume the risk of investment gain or loss on this amount. All assets in the general account are subject to our general liabilities from business operations.

THE VARIABLE ACCOUNT AND THE FUNDS

KANSAS CITY LIFE VARIABLE LIFE SEPARATE ACCOUNT
We established the Kansas City Life Variable Life Separate Account as a separate investment account under Missouri law on April 24, 1995. This Variable Account supports the Contracts and may be used to support other variable life insurance contracts as well as for other purposes permitted by law. The Variable Account is registered with the Securities and Exchange Commission ("SEC") as a unit investment trust under the Investment Company Act of 1940 (the "1940 Act") and is a "separate account" within the meaning of the federal securities laws. We have established other separate investment accounts that may also be registered with the SEC.

The Variable Account is divided into Subaccounts. The Subaccounts available under the Contracts invest in shares of Portfolios of the Funds. The Variable Account may include other Subaccounts not available under the Contracts and not otherwise discussed in this Prospectus. We own the assets in the Variable Account.

We apply income, gains and losses of a Subaccount (realized or unrealized) without regard to any other income, gains or losses of Kansas City Life or any other separate account. We cannot use Variable Account assets (reserves and other contract liabilities) to cover liabilities arising out of any other business we conduct. We are obligated to pay all benefits provided under the Contracts.

THE FUNDS
Each of the Funds is registered with the SEC as a diversified open-end management investment company under the 1940 Act. However, the SEC does not supervise their management, investment practices or policies. Each Fund is a series fund-type mutual fund made up of the Portfolios and other series that are not available under the Contracts. The investment objectives of each of the Portfolios are described below.

The investment objectives and policies of certain Portfolios are similar to the investment objectives and policies of other mutual fund portfolios that may be managed by the same investment adviser or manager. The investment results of the Portfolios, however, may be higher or lower than the results of such other portfolios. There can be no assurance that the investment results of any of the Portfolios will be comparable to the investment results of any other portfolios, even if the other portfolio has the same investment adviser or manager.

AIM VARIABLE INSURANCE FUNDS

     AIM V.I. DENT DEMOGRAPHIC TRENDS FUND (SERIES I SHARES) (MANAGER: A I M ADVISORS, INC.). The investment objective is long-term growth of capital. The Fund seeks to meet its objective by investing in securities of companies that are likely to benefit from changing demographic, economic and lifestyle trends.

     AIM V.I. PREMIER EQUITY FUND (SERIES I SHARES) (MANAGER: A I M ADVISORS, INC.). The investment objective is to achieve long-term growth of capital. Income is a secondary objective. The Fund seeks to meet its objectives by investing primarily in equity securities judged by the Fund's investment advisor to be undervalued relative to the investment advisor's appraisal of the current or projected earnings of the companies issuing the securities or relative to the equity market generally.

     INVESCO VIF-TECHNOLOGY FUND (SERIES I SHARES) (MANAGER: A I M ADVISORS, INC.). The investment objective is long-term growth of capital. The Fund seeks to meet its objective by investing at least 65% of its total net assets in equity securities of technology and science companies.

AMERICAN CENTURY(R) VARIABLE PORTFOLIOS

     AMERICAN CENTURY VP CAPITAL APPRECIATION PORTFOLIO (MANAGER: AMERICAN CENTURY INVESTMENT MANAGEMENT, INC.). The investment objective of American Century VP Capital Appreciation is capital growth. The Portfolio will seek to achieve its investment objective by investing primarily in common stocks that are considered by the investment adviser to have better-than-average prospects for appreciation.

     AMERICAN CENTURY VP INCOME & GROWTH (MANAGER: AMERICAN CENTURY INVESTMENT MANAGEMENT, INC.). American Century VP Income & Growth seeks capital growth. Income is a secondary objective. The fund will seek to achieve its investment objective by investing in common stocks.

     AMERICAN CENTURY VP INFLATION PROTECTION FUND (CLASS II) (MANAGER: AMERICAN CENTURY INVESTMENT MANAGEMENT, INC.). American Century VP Inflation Protection Fund seeks to hedge inflation through a portfolio of inflation-indexed bonds primarily issued by the U.S. Treasury, as well as other investment grade bonds.

     AMERICAN CENTURY VP INTERNATIONAL (MANAGER: AMERICAN CENTURY INVESTMENT MANAGEMENT, INC.). The investment objective of American Century VP International Portfolio is capital growth. The Portfolio will seek to achieve its investment objective by investing primarily in an internationally diversified portfolio of common stocks that are considered by management to have prospects for appreciation. International investment involves special risk considerations. These include economic and political conditions, expected inflation rates and currency swings.

     AMERICAN CENTURY VP ULTRA(R) (MANAGER: AMERICAN CENTURY INVESTMENT MANAGEMENT, INC.). American Century VP Ultra seeks long-term capital growth. The fund will seek to achieve its investment objective by investing in mainly U.S. large-cap companies.

     AMERICAN CENTURY VP VALUE (MANAGER: AMERICAN CENTURY INVESTMENT MANAGEMENT, INC.). American Century VP Value seeks long-term capital growth. Income is a secondary objective. The fund will seek to achieve its investment objective by investing in securities that management believes to be undervalued at the time of purchase.

CALAMOS ADVISORS TRUST

     CALAMOS GROWTH AND INCOME PORTFOLIO (MANAGER: CALAMOS ASSET MANAGEMENT, INC.). Calamos Convertible Portfolio seeks current income as its primary objective with capital appreciation as its secondary objective. The Portfolio invests primarily in a diversified portfolio of convertible securities. These convertible securities may be either debt securities (bonds) or preferred stock that are convertible into common stock, and may be issued by both U.S. and foreign companies.

DREYFUS VARIABLE INVESTMENT FUND

     APPRECIATION PORTFOLIO (MANAGER: THE DREYFUS CORPORATION; SUB-INVESTMENT
ADVISOR: FAYEZ SAROFIM & CO.). The portfolio seeks long-term capital growth consistent with the preservation of capital. Its secondary goal is current income. To pursue these goals the portfolio invests at least 80% of it assets in common stocks. The portfolio focuses on "blue chip" companies with total market values of more than $5 billion at the time of purchase.

     DEVELOPING LEADERS PORTFOLIO (MANAGER: THE DREYFUS CORPORATION). The portfolio seeks capital growth. To pursue this goal, the portfolio normally invests at least 80% of its assets in the stocks of companies Dreyfus believes to be developing leaders: companies characterized by new or innovative products, services or processes having the potential to enhance earnings or revenue growth. Based on current market conditions, the portfolio primarily invests in companies with total market values of less than $2 billion at the time of purchase.

DREYFUS STOCK INDEX FUND, INC. (MANAGER: THE DREYFUS CORPORATION; INDEX SUB-INVESTMENT ADVISOR: MELLON EQUITY ASSOCIATES). The fund seeks to match the total return of the Standard & Poor's 500 Composite Stock Price Index. To pursue this goal, the fund generally invests in all 500 stocks in the S&P 500(R) in proportion to their weighting in the index. The S&P 500 is an unmanaged index of 500 common stocks chosen to reflect the industries of the U.S. economy and is often considered a proxy for the stock market in general. Each stock is weighted by its market capitalization, which means larger companies have greater representation in the index than smaller ones. The fund may also use stock index futures as a substitute for the sale or purchase of securities. The fund is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the fund.

THE DREYFUS SOCIALLY RESPONSIBLE GROWTH FUND, INC. (MANAGER: THE DREYFUS CORPORATION). Seeks capital growth with current income as a secondary goal, by investing, under normal circumstances, at least 80% of its assets in the common stock of companies that, in the opinion of the Fund's management, not only meet traditional investment standards but which also show evidence that they conduct their business in a manner that contributes to the enhancement of the quality of life in America.

FEDERATED INSURANCE SERIES

     FEDERATED AMERICAN LEADERS FUND II (MANAGER: FEDERATED INVESTMENT MANAGEMENT COMPANY). The primary investment objective of the Federated American Leaders Fund II is to achieve long-term growth of capital. The Fund's secondary objective is to provide income. The Fund pursues its investment objectives by investing primarily in common stock of "blue-chip" companies, which are generally top-quality, established growth companies.

     FEDERATED HIGH INCOME BOND FUND II (MANAGER: FEDERATED INVESTMENT MANAGEMENT COMPANY). The investment objective of the Federated High Income Bond Fund II is to seek high current income. The Fund endeavors to achieve its objective by investing primarily in lower-rated corporate debt obligations commonly referred to as "junk bonds."

     FEDERATED PRIME MONEY FUND II (MANAGER: FEDERATED INVESTMENT MANAGEMENT COMPANY). The investment objective of the Federated Prime Money Fund II is to provide current income consistent with stability of principal and liquidity. The Fund pursues its investment objective by investing exclusively in a portfolio of money market instruments maturing in 397 days or less.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST FRANKLIN SMALL CAP FUND (CLASS 2) (MANAGER: FRANKLIN ADVISERS, INC.). Seeks long-term capital growth. The Fund normally invests at least 80% of its net assets in investments of small capitalization companies. For this Fund, small-cap companies are those with market capitalization values not exceeding (i) $1.5 billion or (ii) the highest market capitalization value in the Russell 2000(R) Index, whichever is greater, at the time of purchase.

     FRANKLIN REAL ESTATE FUND (CLASS 2) (MANAGER: FRANKLIN ADVISERS, INC). Seeks capital appreciation, with current income as a secondary goal. The Fund normally invests at least 80% of its net assets in investments of companies operating in the real estate sector. The Fund invests primarily in real estate investment trusts, with generally medium to small market capitalizations, and in companies that derive at least half of their assets or revenues from the ownership, construction, management, or sale of residential, commercial or industrial real estate.

     TEMPLETON DEVELOPING MARKETS SECURITIES FUND (CLASS 2) (MANAGER: TEMPLETON ASSET MANAGEMENT LTD.). Seeks long-term capital appreciation. The Fund normally invests at least 80% of its net assets in emerging market investments.

     TEMPLETON FOREIGN SECURITIES FUND (CLASS 2) (MANAGER: TEMPLETON INVESTMENT COUNSEL, LLC.). Seeks long-term capital growth. The Fund normally invests at least 80% of its net assets in investments of issuers located outside the U.S., including those in emerging markets.

J.P. MORGAN SERIES TRUST II

     JPMORGAN MID CAP VALUE PORTFOLIO (MANAGER: J.P. MORGAN INVESTMENT MANAGEMENT INC.). The investment objective of JPMorgan Mid Cap Value Portfolio is to provide long-term growth from mid-capitalization stocks.

     JPMORGAN SMALL COMPANY PORTFOLIO (MANAGER: J.P. MORGAN INVESTMENT MANAGEMENT INC.). The investment objective of JPMorgan Small Company Portfolio is to provide a high total return from a portfolio of equity securities of small companies. The Portfolio invests at least 80% of the value of its assets in the common stock of small and medium sized U.S. companies, typically represented by the Russell 2000 Index. "Assets" mean net assets, plus the amount of borrowings for investment purposes.

     JPMORGAN U.S. LARGE CAP CORE EQUITY PORTFOLIO (MANAGER: J.P. MORGAN INVESTMENT MANAGEMENT INC.). JPMorgan U.S. Large Cap Core Equity Portfolio seeks to provide a high total return from a portfolio comprised of selected equity securities. The Portfolio invests at least 80% of the value of its Assets in large-cap Companies. "Assets" mean net assets, plus the amount of borrowings for investment purposes.

MFS(R) VARIABLE INSURANCE TRUST(SM)

     MFS BOND SERIES (MANAGER: MFS INVESTMENT MANAGEMENT(R)). The Bond Series seeks primarily to provide as high a level of current income as is believed consistent with prudent investment risk and secondarily to protect Shareholders' capital. The Series may purchase lower-rated or non-rated debt securities commonly known as "junk bonds", but focuses on investment grade bonds.

     MFS EMERGING GROWTH SERIES (MANAGER: MFS INVESTMENT MANAGEMENT(R)). The Emerging Growth Series seeks to provide long-term growth of capital. Dividend and interest income from portfolio securities, if any, is incidental to the Series' investment objective of long-term growth of capital. The Series' policy is to invest primarily (i.e., at least 65% of its assets under normal circumstances) in common stocks and related securities of companies that MFS believes are early in their life cycle but which have the potential to become major enterprises (emerging growth companies).

    MFS STRATEGIC INCOME SERIES (MANAGER: MFS INVESTMENT MANAGEMENT(R)). The Strategic Income Series seeks to provide high current income by investing in fixed income securities. The Series invests, under normal market conditions, at least 65% of its total assets in fixed income securities.

     MFS RESEARCH SERIES (MANAGER: MFS INVESTMENT MANAGEMENT(R)). The Research Series seeks to provide long-term growth of capital and future income. The Series' assets are allocated to selected industries and then to securities within those industries.

    MFS TOTAL RETURN SERIES (MANAGER: MFS INVESTMENT MANAGEMENT(R)). The Total Return Series seeks to provide above-average income (compared to a portfolio entirely invested in equity securities) consistent with the prudent employment of capital, and secondarily to provide a reasonable opportunity for growth of capital and income.

    MFS UTILITIES SERIES (MANAGER: MFS INVESTMENT MANAGEMENT(R)). The Utilities Series seeks capital growth and current income (income above that available from a portfolio invested entirely in equity securities). The Series will seek to achieve its objective by investing, under normal circumstances, at least 80% of its assets in equity and debt securities of both domestic and foreign (including emerging market) companies in the utilities industry.

SELIGMAN PORTFOLIOS, INC.

     SELIGMAN CAPITAL PORTFOLIO (CLASS 2) (MANAGER: J. & W. SELIGMAN & CO. INCORPORATED). The objective is capital appreciation. The Portfolio invests primarily in the common stock of medium-sized U.S. companies.

     SELIGMAN COMMUNICATIONS AND INFORMATION PORTFOLIO (CLASS 2) (MANAGER: J. &
W. SELIGMAN & CO. INCORPORATED). The Portfolio's objective is capital gain. The Portfolio seeks to achieve this objective by investing at least 80% of its net assets, in securities of companies operating in the communications, information and related industries. The Portfolio may invest in companies of any size.

     SELIGMAN SMALL-CAP VALUE PORTFOLIO (CLASS 2) (MANAGER: J. & W. SELIGMAN & CO. INCORPORATED). The Portfolio seeks long-term capital appreciation by investing at least 80% of its net assets in common stocks of companies with small market capitalizations that are deemed to be value companies by the portfolio manager.

See the current prospectus for each Fund that accompanies this Prospectus as well as the current Statement of Additional Information for each Fund. These important documents contain more detailed information regarding all aspects of the Funds. Please read the prospectuses for the Funds carefully before making any decision concerning the allocation of Premium Payments or transfers among the Subaccounts.

We (or our affiliates) may receive significant compensation from a Fund's investment adviser (or its affiliates) in connection with administration, distribution, or other services provided with respect to the Funds and their availability through the Contracts. The amount of this compensation is generally based upon a percentage of the assets of the Fund attributable to the Contracts and other contracts we issue. These percentages differ and some advisers (or affiliates) may pay us (or our affiliates) more than others. Currently, these percentages range from 0.15% to 0.25%.

We cannot guarantee that each Fund or portfolio will always be available for the Contracts, but in the event that a Fund or portfolio is not available, we will take reasonable steps to secure the availability of a comparable fund. Shares of each portfolio are purchased and redeemed at net asset value, without a sales charge.

ADDITION, DELETION OR SUBSTITUTION OF INVESTMENTS
Subject to applicable law, we may make additions to, deletions from, or substitutions for the shares that are held in the Variable Account or that the Variable Account may purchase. If the shares of a portfolio are no longer available for investment, if further investment in any portfolio should become inappropriate (in our judgment) in view of the purposes of the Variable Account, or for any other reason in our sole discretion, we may redeem the shares, if any, of that portfolio and substitute shares of another registered open-end management investment company. The substituted fund may have different fees and expenses than the replaced fund. Substitutions may be made with respect to existing investments or the investment of future Premiums or both. We will not substitute any shares attributable to a Contract's interest in a Subaccount of the Variable Account without notice and prior approval of the SEC and state insurance authorities, to the extent required by applicable law.

Subject to applicable law and any required SEC approval, we may establish new Subaccounts or eliminate one or more Subaccounts if marketing needs, tax considerations or investment conditions warrant, or for any other reason in our sole discretion. We will determine on what basis we might make any new Subaccounts available to existing Contract Owners. Furthermore, we may close Subaccounts to allocation of Premiums or Contract Value, or both, at any time in our sole discretion.

If we make any of these substitutions or changes we may, by appropriate endorsement, change the Contract to reflect the substitution or change. If we decide it is in the best interests of Contract Owners (subject to any approvals that may be required under applicable law), we may take the following actions with regard to the Variable Account:

o operate the Variable Account as a management investment company under the 1940 Act;

o  de-register it under that Act if registration is no longer required; or

o  combine it with other Kansas City Life separate accounts.

VOTING RIGHTS
We are the legal owner of shares held by the Subaccounts and we have the right to vote on all matters submitted to shareholders of the Funds. As required by law, we will vote shares held in the Subaccounts in accordance with instructions received from Owners with Contract Value in the Subaccounts. We may be permitted to vote shares of the Funds in our own right if the applicable federal securities laws, regulations or interpretations of those laws or regulations change.

To obtain voting instructions from you, before a meeting you will be sent voting instruction material, a voting instruction form and any other related material. Your number of votes will be calculated separately for each Subaccount of the Variable Account, and may include fractional shares. The number of votes attributable to a Subaccount will be determined by applying your percentage interest, if any, in a particular Subaccount to the total number of votes attributable to that

Subaccount. The number of votes for which you may give instructions will be determined as of the date established by the Fund for determining shareholders eligible to vote. We will vote shares held by a Subaccount for which we have no instructions and any shares held in our general account in the same proportion as those shares for which we do receive voting instructions.

If required by state insurance officials, we may disregard voting instructions if such instructions would require us to vote shares in a manner that would:

o cause a change in sub-classification or investment objectives of one or more of the Portfolios;

o  approve or disapprove an investment advisory agreement; or

o require changes in the investment advisory contract or investment adviser of one or more of the Portfolios, if we reasonably disapprove of such changes in accordance with applicable federal regulations.

If we ever disregard voting instructions, we will advise you of that action and of the reasons for it in the next semiannual report. We may also modify the manner in which we calculate the weight to be given to pass-through voting instructions when such a change is necessary to comply with current federal regulations or the current interpretation of them.

CHARGES AND DEDUCTIONS

We may realize a profit on any charges and deductions. We may use this profit for any purpose, including payment of distribution charges. Below is a listing and description of the applicable charges and deductions under the Contract.

PREMIUM EXPENSE CHARGE
We deduct a 2.25% Premium expense charge from each Premium Payment. This charge reimburses us for state and local premium taxes as well as related administrative expenses associated with the Contracts. We apply Premiums to your Contract net of the Premium Expense Charge.

State premium tax rates vary from state and currently range between 0.50% and 3.50%. We may be subject to retaliatory tax in some states so that the effective premium tax ranges from 2.0% to 3.5%. The Premium Expense Charge that we deduct from each of your Premiums may not necessarily reflect the tax charged in your state, and will be deducted even if we are not subject to a premium or retaliatory tax in your state.

MONTHLY DEDUCTION
We will make Monthly Deductions to collect various charges under your Contract. We will make these Monthly Deductions on each Monthly Anniversary Day following the Allocation Date. On the Allocation Date, we will deduct Monthly Deductions for the Contract Date and each Monthly Anniversary that has occurred prior to the Allocation Date. (See "Premium Allocations and Crediting," page 22) The Monthly Deduction consists of:

(1) cost of insurance charges;

(2) monthly expense charges; and

(3) any charges for supplemental and/or rider benefits, as described below.

We deduct the Monthly Deduction pro rata on the basis of the portion of Contract Value in each Subaccount and/or the Fixed Account.

     COST OF INSURANCE CHARGE. This charge compensates us for the expense of providing insurance coverage. The charge depends on a number of variables and will vary from Contract to Contract and from month to month. For any Contract, we calculate the cost of insurance on a Monthly Anniversary Day by multiplying the current cost of insurance rate for the Insured by the net amount at risk for that Monthly Anniversary Day.

The cost of insurance rate for a Contract on a Monthly Anniversary Day is based on the Insured's Age, sex, number of completed Contract Years, Specified Amount and risk class. We currently place Insureds in one of the following classes, based on underwriting:

o  Standard Smoker--available issue Ages 15-80

o  Standard Nonsmoker--available issue Ages 0-80

o  Preferred Nonsmoker--available issue Ages 15-80

We may place an Insured in a substandard risk class, which involves a higher mortality risk than the Standard Smoker or Standard Nonsmoker classes.

The net amount at risk on a Monthly Anniversary Day is the difference between the Death Benefit (discounted at an interest rate which is the monthly equivalent of 4% per year) and the Contract Value (as calculated on that Monthly Anniversary Day before the cost of insurance charge is deducted). If you have chosen Coverage Option A for your Death Benefit, the net amount at risk generally will decrease as the Contract Value increases and increase as Contract Value decreases (assuming you do not decrease or increase the Specified Amount). (See "HOW YOUR CONTRACT VALUES VARY," page 29, for explanation of the factors that affect Contract Value). If you have chosen Option B for your Death Benefit, the net amount at risk generally remains constant.

We guarantee that the cost of insurance rates will not exceed the maximum cost of insurance rates set forth in the Contract. The guaranteed rates for standard and preferred classes are based on the 1980 Commissioners' Standard Ordinary Mortality Tables, Male or Female, Smoker or Nonsmoker Mortality Rates ("1980 CSO Tables"). The guaranteed rates for substandard classes are based on multiples of or additives to the 1980 CSO Tables.

Our current cost of insurance rates may be less than the guaranteed rates that are set forth in the Contract. We will determine current cost of insurance rates based on our expectations as to future mortality experience. We may change these rates from time to time.

Cost of insurance rates for an Insured in a nonsmoker standard class are lower than rates for an Insured of the same Age and sex in a smoker standard class. Cost of insurance rates for an Insured in a nonsmoker or smoker standard classes are lower than guaranteed rates for an Insured of the same Age, sex and smoking class in a substandard risk class.

     COST OF INSURANCE RATES FOR INCREASES. We will determine the cost of insurance rate for an increase in Specified Amount on each Monthly Anniversary Day. It is based on the Insured's Age, sex, number of completed Contract Years and risk class.

We place the Insured in a risk class when we approve the Contract, based on our underwriting of the application. When you request an increase in Specified Amount, we do additional underwriting before approving the increase (except as noted below) to determine the risk class that will apply to the increase. If the risk class for the increase has lower cost of insurance rates than the existing risk class, we apply the lower rates to the entire Specified Amount. If the risk class for the increase has higher cost of insurance rates than the existing class, we apply the higher rates only to the increase in Specified Amount and the existing risk class will continue to apply to the existing Specified Amount.

We do not conduct underwriting for an increase in Specified Amount if you request the increase as part of a conversion from a term contract or on exercising the Option to Increase Specified Amount Rider. (See "Supplemental and/or Rider Benefits," page 25) In the case of a term conversion, the risk class that applies to the increase is based on the provisions of the term contract. In the case of an increase under the Option to Increase Specified Amount Rider, the Insured's risk class for an increase is the class in effect on the initial Specified Amount at the time that you elect the increase.

We determine the net amount at risk associated with a Specified Amount increase by determining the percentage that the Specified Amount increase bears to the Contract's total Specified Amount immediately following the increase. The resulting percentage is the part of the Contract's total net amount at risk that we attribute to the Specified Amount increase. We attribute the remaining percentage of the Contract's total net amount at risk to the existing Specified Amount. (For example, if the Contract's Specified Amount is increased by $100,000 and the total Specified Amount is $250,000, then we attribute 40% of the total net amount at risk to the Specified Amount increase.) On each Monthly Anniversary Day, the net amount at risk we use to determine the cost of insurance charge associated with the Specified Amount increase is the Contract's total net amount of risk at that time, multiplied by the percentage calculated as described above. This percentage remains fixed until the Specified Amount is changed.

We may make a profit from this charge. Any profit may be used to finance distribution expenses.

     MONTHLY EXPENSE CHARGE. The monthly expense charge is part of the Monthly Deduction. We begin deducting the monthly expense charge from the Contract Value as of the Contract Date. (See "Determination of Contract Date," page 21) Thereafter, we deduct a monthly expense charge as of each Monthly Anniversary Day. The monthly expense charge is made up of two parts:

(1) a maintenance charge which is a level monthly charge that applies in all years. We guarantee that the maintenance charge will not exceed $6.00.

(2) an acquisition charge which is a charge of $20 per Contract Month. This charge applies for the first Contract Year and for 12 months following the effective date of an increase in Specified Amount.

The monthly expense charge reimburses us for expenses incurred in the administration of the Contracts and the Variable Account. Even if the guaranteed charges prove to be insufficient, we will not increase the charges above such guaranteed levels and we will incur the loss.

     SUPPLEMENTAL AND/OR RIDER BENEFIT CHARGES. These charges are part of the Monthly Deduction and vary by the benefit.

o  Disability Continuance Insurance. We assess a monthly charge per $1,000 of
   --------------------------------
   rider coverage amount.

o  Disability Premium Benefit Rider. We assess a monthly charge per $1,000 of
   --------------------------------
   rider coverage amount.

o  Accidental Death Benefit. We assess a monthly charge per $1,000 of rider
   ------------------------
   coverage amount.

o  Option to Increase Specified Amount. We assess a monthly charge per $1,000 of
   -----------------------------------
   rider coverage amount.

o  Spouse's Term Insurance. We assess a monthly charge per $1,000 of rider
   -----------------------
   coverage amount.

o  Children's Term Insurance. We assess a monthly charge per $1,000 of rider
   -------------------------
   coverage amount.

o  Other Insured Term Insurance. We assess a monthly charge per $1,000 of rider
   ----------------------------
   coverage amount.

o  Extra Protection. We assess a monthly charge per $1,000 of rider coverage
   ----------------
   amount.

o  Maturity Extension Rider. We do not assess a charge for this rider.
   ------------------------

o  Accelerated Death Benefit/Living Benefits Rider. We do not assess a charge
   -----------------------------------------------
   for this rider.

DAILY MORTALITY AND EXPENSE RISK CHARGE
We deduct a daily charge from assets in the Subaccounts attributable to the Contracts. This charge does not apply to Fixed Account assets. The current charge is at an annual rate of 0.90% of net assets. We guarantee that this rate will not increase for the duration of a Contract.

The mortality risk we assume is that the Insured may die sooner than anticipated and we have to pay Death Benefits greater than we anticipated. The expense risk we assume is that expenses incurred in issuing and administering the Contracts and the Variable Account will exceed the administrative charges we assess. We may make a profit from this charge. Any profit may be used to finance distribution expenses.

TRANSFER PROCESSING FEE
The first six transfers during each Contract Year are free. We will assess a $25 transfer processing fee for each additional transfer. For the purpose of assessing the fee, we will consider each written or telephone, facsimile and electronic mail authorization request for a transfer to be one transfer, regardless of the number of accounts affected by the transfer. We will deduct the transfer processing fee from the amount being transferred or from the remaining Contract Value, according to your instructions.

SURRENDER CHARGE
During the first fifteen Contract Years or the fifteen years following an increase in Specified Amount, we will deduct a surrender charge from the Contract Value if the Contract is completely surrendered, lapses, or the Specified Amount is reduced (including when a partial surrender reduces the Specified Amount). THE SURRENDER CHARGE DEDUCTED UPON A REDUCTION IN SPECIFIED AMOUNT IS CALCULATED AS IF THE AMOUNT OF THE REDUCTION IS THE AMOUNT SURRENDERED. The surrender charge is the sum of two parts:

o  the deferred sales load; and

o  the deferred administrative expense.

The total surrender charge will not exceed the maximum surrender charge set forth in your Contract. An additional surrender charge and surrender charge period will apply to each portion of the Contract resulting from a Specified Amount increase, starting with the effective date of the increase. For purposes of calculation surrender charges deducted upon a decrease in Specified Amount due to a partial surrender, we allocate Premiums paid based upon the proportion that the "coverage premium weighting factor" for the initial Specified Amount and each decrease bears to the total "coverage premium weighting factor" for the Contract. The "coverage premium weighting factor" is a hypothetical level amount that would be payable through the Maturity Date for the benefits provided under the Contract. (See "Changes in Specified Amount," page 31) Also, for purposes of calculating the surrender charge, decreases in Specified Amount are taken on a "last-in, first-out" (LIFO) basis.

We credit any surrender charge deducted upon lapse back to the Contract Value upon reinstatement. The surrender charge on the date of reinstatement will be the same as it was on the date of lapse. For purposes of determining the surrender charge on any date after reinstatement, the period during which the Contract was lapsed will not count.

Under some circumstances the amount of the surrender charge during the first few Contract Years could result in a Cash Surrender Value of zero. This will depend upon a number of factors, but is more likely if:

o Premiums paid are equal to or only slightly higher than the Guaranteed Monthly Premium shown in your Contract; or

o  if investment performance of the Subaccounts is too low.

     DEFERRED SALES LOAD. The purpose of the deferred sales load is to reimburse us for some of the expenses we incur in the distribution of the Contracts. The maximum deferred sales load is 30% of actual Premiums paid up to a maximum Premium amount shown in the Contract. We base the maximum Premium amount shown in the Contract on the issue Age, sex, Specified Amount and smoking and risk class applicable to the Insured. (See the Appendix for a chart that shows the maximum deferred sales load factor per $1,000 of Specified Amount for male and female smoker and non-smoker Insureds of varying ages in the standard risk class.) If you increase the Contract's Specified Amount, a separate deferred sales load will apply to the Specified Amount increase, based on the Insured's Age, sex and smoking and risk class at the time of the increase.

The deferred sales load in the first nine years of the surrender charge period is 30% of actual Premiums paid up to the maximum Premium amount shown in the Contract. After the ninth year of the surrender charge period, the deferred sales load declines until it reaches 0% in the fifteenth year of the surrender charge period.

     DEFERRED ADMINISTRATIVE EXPENSE. The deferred administrative expense partially covers the administrative costs of the Contracts as well as other overhead costs connected with our variable life insurance operations.

The Table below shows the deferred administrative expense we deduct if the Contract is completely surrendered, lapses or if the Specified Amount is reduced (including when a partial surrender reduces the Specified Amount) during the first fifteen years of the Contract or during the fifteen years following an increase in Specified Amount. The deferred administrative expense is a dollar amount per $1,000 of Specified Amount and grades down to zero at the end of fifteen years.

                         Table of Deferred Administrative Expenses per $1,000 of Specified Amount
                             -----------------------------------------------------------------
                                      End of Year*          Deferred Administrative Expense
                                      ------------          -------------------------------
                                          1-5                            5.00
                                            6                            4.50
                                            7                            4.00
                                            8                            3.50
                                            9                            3.00
                                           10                            2.50
                                           11                            2.00
                                           12                            1.50
                                           13                            1.00
                                           14                            0.50
                                           15                            0.00

* End of year means number of completed Contract Years or number of completed years following an increase in Specified Amount.

After the fifth year, we will prorate monthly the deferred administrative expense between years. The charge for the first five years is level.

EXAMPLE. Assume that a 35-year old male smoker in a risk class of Preferred
-------
purchases a Contract with a $100,000 Specified Amount. He makes annual Premium payments of $1,000 per year for five Contract years. In year five, he surrenders the Contract.

     DEFERRED SALES LOAD PORTION OF THE SURRENDER CHARGE. The deferred sales load is equal to 30% of actual Premiums paid up to a maximum Premium amount shown in the Contract of $5,040. This maximum amount can be calculated by multiplying (i) the deferred sales load factor shown in the Appendix for a 35-year old male non-smoker in the Preferred risk class, or 50.40, by (ii) $100,000 (the Specified Amount) divided by $1,000 (since the factors are expressed in amounts per $1,000 of Specified Amount). Since actual Premiums paid, or $5,000, is less than the maximum Premium amount, $5,040, the deferred sales load charge is 30% of actual Premiums paid, or $1,500.

     DEFERRED ADMINISTRATIVE EXPENSE PORTION OF THE SURRENDER CHARGE. The deferred administrative expense is equal to a dollar amount per $1,000 of Specified Amount. This amount can be calculated by multiplying (i) $5.00 (since the Contract is surrendered in year five), by (ii) $100,000 (the Specified Amount) divided by $1,000 (since the dollar amounts are expressed per $1,000 of Specified Amount). The result equals $500.

     TOTAL SURRENDER CHARGE. The total surrender charge is equal to the sum of the deferred sales load and the deferred administrative expense. In the above example, the total surrender charge is equal to the sum of (i) the deferred sales load, $1,500, and (ii) the deferred administrative charge, $500, or $2,000.

PARTIAL SURRENDER FEE
We deduct an administrative charge upon a partial surrender. This charge is the lesser of 2% of the amount surrendered or $25. We will deduct this charge from the Contract Value in addition to the amount requested to be surrendered and it will be considered as part of the partial surrender amount. You pay this partial surrender fee on any partial surrender. You also pay a surrender charge as described above if the partial surrender reduces the Specified Amount during the first fifteen years of the Contract or during the fifteen years following an increase in Specified Amount.

FUND EXPENSES
The Funds deduct investment advisory fees and other expenses from Portfolio assets. The value of the net assets of each Subaccount already reflects the investment advisory fees and other expenses incurred by the corresponding Portfolio in which the Subaccount invests. This means that these charges are deducted before we calculate Subaccount Values. These charges are not directly deducted from your Contract Value. For information about the investment advisory fees and other expenses incurred by the Portfolios, see the "Fee Table" of this Prospectus and the accompanying prospectuses for the Funds.

OTHER TAX CHARGE
We do not currently assess a charge for any taxes other than state and local premium taxes incurred as a result of the operations of the Subaccounts. We reserve the right to assess a charge for such taxes against the Subaccounts if we determine that such taxes will be incurred.

THE CONTRACT

PURCHASING A CONTRACT
This Prospectus provides a general description of the Contracts. Contracts issued in your state may provide different features and benefits from, and impose different costs than, those described in this Prospectus. Your actual Contract and any endorsements are the controlling documents. If you would like a copy of your Contract and endorsements, contact our Home Office.

WHO SHOULD PURCHASE A CONTRACT
The Contract is designed to provide long-term insurance benefits and may also provide long-term accumulation of value. You should evaluate the Contract in conjunction with other insurance policies that you own and you should consider your insurance needs and the Contract's long-term investment potential. It may not be an advantage to you to replace existing insurance coverage with this Contract. You should carefully consider replacement especially if the decision to replace existing coverage is based solely on a comparison of illustrations.

APPLYING FOR A CONTRACT
To purchase a Contract, you must complete an application and submit it through an authorized Kansas City Life agent. If you are eligible for temporary life insurance coverage, a temporary insurance agreement ("TIA") should also accompany the application. As long as the initial Premium payment accompanies the TIA, the TIA provides insurance coverage from the date we receive the required Premium at our home office to the date we approve your application. In accordance with our underwriting rules, temporary life insurance coverage may not exceed $500,000. The TIA may not be in effect for more than 60 days. At the end of the 60 days, the TIA coverage terminates and we will return the initial Premium to the applicant.

For coverage under the TIA, you must pay an initial Premium that is at least equal to two Guaranteed Monthly Premiums. We require only one Guaranteed Monthly Premium for Contracts when Premium payments will be made under a pre-authorized payment or combined billing arrangement. (See "Premiums," page 26)

We require satisfactory evidence of the proposed Insured's insurability, which may include a medical examination. The available issue ages are 0 through 80 on a nonsmoker basis, 15 through 80 on a preferred nonsmoker basis, and 15 through 80 on a smoker basis. Age is determined on the Contract Date based on the Insured's Age last birthday. The

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

minimum Specified Amount is $100,000 for issue ages 0-49 and $50,000 for issue ages 50-80. Acceptance of an application depends on our underwriting rules. We have the right to reject any application.

While the Insured is living, the Owner may name a contingent Owner or a new Owner by Written Notice. If a contingent Owner has not been named, ownership of the Contract passes to the estate of the last Owner to die. The Owner may also be changed prior to the Insured's death by Written Notice satisfactory to us. A change in Owner may have adverse tax consequences. (See "TAX CONSIDERATIONS," page 35)

OWNERSHIP
The Insured is the owner unless otherwise provided in the application. As owner, you may exercise every right provided by your contract. These rights and privileges end at the Insured's death.

The consent of the beneficiary is required to exercise these rights if you have not reserved the right to change the beneficiary.

CHANGE OF OWNERSHIP
You may change the ownership of this Contract by giving written notice to us. The change will be effective on the date your written notice was signed, but will have no effect on any payment made or other action taken by us before we receive it at our Home Office. We may require that the Contract be submitted for endorsement to show the change.

Certain federal income tax consequences may apply to a change of ownership. You should consult with your tax advisor before requesting any changes of ownership.

DETERMINATION OF CONTRACT DATE
In general, when applications are submitted with the required Premium Payment, the Contract Date will be the same as that of the TIA. For Contracts where the required Premium Payment is not accepted at the time of application or Contracts where values are applied to the new Contract from another contract, the Contract Date will be the approval date plus up to seven days. There are several exceptions to these rules described below.

        CONTRACT DATE CALCULATED TO BE 29TH, 30TH OR 31ST OF MONTH

        No Contracts will be given a Contract Date of the 29th, 30th or 31st of the month. When values are applied to the new Contract from another contract and the Contract Date would be calculated to be one of these dates, the Contract Date will be the 28th of the month. In all other situations in which the Contract Date would be calculated to be the 29th, 30th or 31st of the month, the Contract Date will be the 1st of the next month.

        PRE-AUTHORIZED CHECK PAYMENT PLAN (PAC) OR COMBINED BILLING
        (CB)--PREMIUM WITH APPLICATION

        If you request PAC or CB and provide the initial Premium with the application, the Contract Date will be the date of approval. Combined Billing is a billing where multiple Kansas City Life contracts are billed together.

        GOVERNMENT ALLOTMENT (GA) AND FEDERAL ALLOTMENT (FA)

        If you request GA or FA on the application and provide an initial Premium with the application, the Contract Date will be the date of approval. If you request GA or FA and we do not receive the required initial Premium, the Contract Date will be the date we receive a full monthly allotment.

        CONVERSIONS

        If you convert a Kansas City Life term insurance product to a new Contract, the Contract Date will be the date up to which the Premiums for the previous contract are paid. If you are converting more than one term policy, the Contract Date will be determined by the contract with the earliest date to which Premiums are paid.

The Contract Date is determined by these guidelines except you may be permitted by state insurance law to backdate the Contract to preserve insurance age (and receive a lower cost of insurance rate). In no case may the Contract Date be more than six months prior to the date the application was completed. We will charge Monthly Deductions from the Contract Date.

If coverage under an existing Kansas City Life insurance contract is being replaced, that contract will be terminated and values will be transferred on the date when you have met all underwriting and other requirements and we have approved your application. We will deduct Contract charges as of the Contract Date.

REPLACEMENT OF EXISTING INSURANCE
It may not be in your best interest to surrender, lapse, change, or borrow from existing life insurance or annuity contracts in connection with the purchase of a Contract. You should replace your existing insurance only when you determine that the Contract is better for you. The charges and benefits of your existing insurance may be different from a Contract purchased from us. You may have to pay a surrender charge on your existing insurance, and the Contract will impose a new sales charge and surrender charge period.

You should talk to your financial professional or tax adviser about the tax consequences associated with such an exchange, including whether the exchange will be tax-free. If you surrender your existing contract for cash and then buy the Contract, you may have to pay a tax, including possibly a penalty tax, on the surrender. Also, because we will not issue the Contract until we have received an initial Premium from your existing insurance company, the issuance of the Contract may be delayed.

FREE LOOK RIGHT TO CANCEL CONTRACT
You may cancel your Contract for a refund during your "free-look" period. You may also cancel an increase in Specified Amount that you have requested. The free look period expires on the latest of:

o 10 days after you receive your Contract or for an increase, your adjusted Contract;

o 45 days after your application for either the Contract or the increase in Specified Amount is signed; or

o  10 days after we mail or deliver a cancellation notice.

If you decide to cancel the Contract or an increase in Specified Amount, you must return the Contract to the Home Office or to the authorized Kansas City Life agent who sold it. Immediately after mailing or delivery within the "free-look" period, the Contract or the increase will be deemed void from the beginning. If you cancel the Contract, we will refund Premiums paid within seven calendar days after we receive the returned Contract. (This means that the amount we refund will not reflect either gains or losses resulting from Subaccount performance.) If you cancel an increase in the Specified Amount, we will return any charges attributable to the increase to your Contract Value.

ALLOCATIONS AND TRANSFERS

PREMIUM ALLOCATIONS AND CREDITING
In the Contract application, you select how we will allocate Premiums (less Premium expense charges) among the Subaccounts and the Fixed Account. The sum of your allocations must equal 100%. We may limit the number of Subaccounts to which you allocate Premiums (not applicable to Texas Contracts). We will never limit the number to less than 15. You may change the allocation percentages at any time by sending Written Notice. You may make changes in your allocation by telephone, facsimile and electronic mail if you have provided proper authorization. (See "Telephone, Facsimile, Electronic Mail and Internet Authorizations," page 39) The change will apply to the Premium Payments received with or after receipt of your notice.

On the Allocation Date, we will allocate the initial Premium to the Federated Prime Money Fund II Subaccount. If we receive any additional Premiums before the Reallocation Date, we will also allocate these Premiums to the Federated Prime Money Fund II Subaccount.

On the Reallocation Date we will allocate the amount in the Federated Prime Money Fund II Subaccount as directed in your application.

We will credit Premiums received on or after the Reallocation Date as directed by you. The Premiums will be invested within the Valuation Period during which we receive them at our Home Office unless we require additional underwriting. Premiums received at our Home Office before the New York Stock Exchange closes for normal trading are priced using the Subaccount Accumulation Unit value determined at the close of that regular business session of the New York Stock Exchange (usually 3:00 p.m. Central Standard Time). If we receive a Premium payment after the New York Stock Exchange closes for normal trading, we will process the order using the Subaccount Accumulation Unit value determined at the close of the next regular session of the New York Stock Exchange. We will credit amounts to the Subaccounts only on a Valuation Day, that is, on a date the New York Stock Exchange is open for trading.

We won't credit Premiums requiring additional underwriting until we have completed underwriting and accept the Premium Payment. If we reject the additional Premium Payment, we will return the Premium Payment promptly, without any adjustment for investment experience.

We may be delayed in processing your Contract application and/or Premiums due to submission delays by your agent. We will not apply any Premium until we have received the Contract application and/or Premium from your agent.

TRANSFER PRIVILEGE
After the Reallocation Date and prior to the Maturity Date, you may transfer amounts among the Subaccounts and the Fixed Account, subject to the following restrictions:

o the minimum transfer amount is the lesser of $250 or the entire amount in that Subaccount or the Fixed Account;

o we will treat a transfer request that reduces the amount in a Subaccount or the Fixed Account below $250 as a transfer request for the entire amount in that Subaccount or the Fixed Account;

o  we allow only one transfer each Contract Year from the Fixed Account;

o the amount transferred from the Fixed Account may not exceed 25% of the unloaned Fixed Account Value on the date of transfer (unless the balance after the transfer is less than $250 in which case we will transfer the entire amount);

o we may, where permitted, suspend or modify this transfer privilege at any time with notice to you.

There is no limit on the number of transfers you can make between the Subaccounts or to the Fixed Account. The first six transfers during each Contract Year are free. After the first six transfers, we will assess a $25 Transfer Processing Fee. Unused free transfers do not carry over to the next Contract Year. For the purpose of assessing the fee, we consider each Written Notice or telephone, facsimile and electronic mail request to be one transfer, regardless of the number of Subaccounts or the Fixed Account affected by that transfer. We will deduct the processing fee from the remaining Contract Value.

We will make the transfer on the Valuation Day that we receive Written Notice requesting such transfer. You may also make transfers by telephone, facsimile and electronic mail if you have made the appropriate election at the time of application or have provided proper authorization. (See "Telephone, Facsimile, Electronic Mail and Internet Authorizations," page 39) Transfer requests made in writing, by telephone, by facsimile, or by electronic mail must be received before 3:00 p.m. Central Standard Time to receive same day pricing of the transaction. Transfer requests received before the New York Stock Exchange closes for normal trading are priced using the Subaccount unit value determined at the close of that regular business session of the New York Stock Exchange (usually 3:00 p.m. Central Standard Time). If we receive a transfer request after the New York Stock Exchange closes for normal trading, we will process the order using the Subaccount unit value determined at the close of the next regular business session of the New York Stock Exchange.

Frequent or short-term transfers among Subaccounts, such as those associated with "market-timing" transactions, can adversely affect the Funds and the returns received by Owners. In particular, such transfers may dilute the value of Fund shares, interfere with the efficient management of the Fund's portfolio, and increase brokerage and administrative costs of the Funds. To try to protect Owners and the Funds from potentially harmful trading activity, Kansas City Life has policies and procedures designed to detect and deter frequent or short-term transfer activity among the Subaccounts of the Variable Account that may adversely affect Owners or Fund shareholders.

Our procedures for detecting potential market timers involve examining the number and/or size of transfers made by Owners within given periods of time. For purposes of applying the parameters used to detect potential market timers, we will aggregate transfers made on the same Valuation Day under multiple contracts owned by the same Owner. We do not include transfers made pursuant to the Dollar Cost Averaging and Portfolio Rebalancing Plan in these limitations. We may vary our procedures from Subaccount to Subaccount, and may be more restrictive with regard to certain Subaccounts than others.

More specifically, if, in our sole opinion, a pattern of excessive transfers develops or a transfer is not in the best interests of one or more other Owners, we have the right not to process a transfer request or apply limitations or modifications to transfers to or from the Fixed Account or one or more of the Subaccounts. These limitations or modifications may include (but are not limited to) any of the following:

o  the requirement of a minimum time period between each transfer;

o not accepting a transfer request from a third party acting under authorization on behalf of more than one Owner;

o limiting the dollar amount that may be transferred between the Subaccounts by an Owner at any one time; and

o requiring that a written request, signed by the Owner, be provided to us at our Home Office.

We also have the right not to process a transfer request when the sale or purchase of shares of a Fund is not reasonably practicable because of actions taken or limitations imposed by the Fund.

We will communicate to Owners in writing any suspension or modification of the transfer privilege.

Owners seeking to engage in frequent or short-term transfer activity may deploy a variety of strategies to avoid detection. Our ability to detect and deter such transfer activity is limited by our ability to predict such strategies, as well as our operational systems and technological limitations. In addition, the terms of the Contract may limit our ability to address this issue. Furthermore, the identification of Owners determined to be engaged in transfer activity that may adversely affect other Owners or Fund shareholders involves judgments that are inherently subjective. Accordingly, despite our best efforts, we cannot guarantee that our procedures will detect every potential market timer, but we apply our procedures consistently to Owners without special arrangement, waiver or exception. We may vary our procedures among our variable products, however, to account for differences in various factors, such as operational systems and Contract provisions. In addition, because other insurance companies and/or retirement plans may invest in the Funds, we cannot guarantee that each of the Funds will not suffer harm from frequent, large, or short-term transfers among subaccounts of variable products issued by other insurance companies or among fund options available to retirement plan participants.

In our sole discretion, we may at any time and without prior notice revise any procedures we follow as necessary to better detect and deter frequent, large, or short-term transfers that may adversely affect Owners or Fund shareholders, to comply with state or federal regulatory requirements, or to impose additional or alternate restrictions on market timers (such as percentage limits on transfers). We also reserve the right to implement and administer redemption fees imposed by one or more of the Funds in the future.

To the extent permitted by applicable law, we reserve the right to defer the transfer privilege at any time that we are unable to purchase or redeem shares of any of the Funds available as investment options under the Contract, including any refusal or restriction on purchases or redemptions of a Fund's shares as a result of the Fund's own policies and procedures on market timing activities. You should read the prospectuses of the Funds for more details on each Fund's ability to refuse or restrict purchases or redemptions of its shares. In addition, in accordance with applicable law, we reserve the right to modify or terminate the transfer privilege at any time.

DOLLAR COST AVERAGING PLAN
The Dollar Cost Averaging Plan is an optional feature available with the Contract. If elected, it enables you to automatically transfer amounts from the Federated Prime Money Fund II Subaccount to other Subaccounts. The goal of the Dollar Cost Averaging Plan is to make you less susceptible to market fluctuations by allocating on a regularly scheduled basis instead of allocating the total amount all at one time. We cannot guarantee that the Dollar Cost Averaging Plan will result in a gain.

Transfers under this plan occur on a monthly basis for a period you choose, ranging from three to 36 months. To participate in the plan you must transfer at least $250 from the Federated Prime Money Fund II Subaccount each month. You may allocate the required amounts to the Federated Prime Money Fund II Subaccount through initial or subsequent Premium Payments or by transferring amounts into the Federated Prime Money Fund II Subaccount from the other Subaccounts or from the Fixed Account. Restrictions apply to transfers from the Fixed Account.

You may elect this plan at the time of application by completing the authorization. You may also elect it at any time after the Contract is issued by completing the election form. You may make changes in dollar cost averaging by telephone, facsimile and electronic mail if you have provided proper authorization.

Dollar cost averaging transfers will start on the next Monthly Anniversary Day on or following the Reallocation Date or the date you request. Once elected, we will process transfers from the Federated Prime Money Fund II monthly until:

o  we have completed the designated number of transfers;

o the value of the Federated Prime Money Fund II Subaccount is completely depleted; or

o  you send Written Notice instructing us to cancel the monthly transfers.

Transfers made under the Dollar Cost Averaging Plan will not count toward the six free transfers allowed each Contract Year. We may cancel this feature at any time with notice to you. We do not impose a charge for participation in this plan.

PORTFOLIO REBALANCING PLAN
The Portfolio Rebalancing Plan is an optional feature available with the Contract. Under this plan we will redistribute the accumulated balance of each Subaccount to equal a specified percentage of the Variable Account Value. We will do this on a quarterly basis at three-month intervals from the Monthly Anniversary Day on which portfolio rebalancing begins.

The purpose of the Portfolio Rebalancing Plan is to automatically diversify your portfolio mix. This plan automatically adjusts your Portfolio mix to be consistent with your current allocation instructions. If you make a change to your Premium allocation, we will also automatically change the allocation used for portfolio rebalancing to be consistent with the new Premium allocation unless you instruct us otherwise.

The redistribution occurring under this plan will not count toward the six free transfers permitted each Contract Year. If you also have elected the Dollar Cost Averaging Plan and it has not been completed, the Portfolio Rebalancing Plan will start on the Monthly Anniversary Day after the Dollar Cost Averaging Plan ends.

You may elect this plan at the time of application by completing the authorization on the application. You may also elect it after the Contract is issued by completing the election form. You may make changes in portfolio rebalancing by telephone, facsimile and electronic mail if you have provided proper authorization. Portfolio rebalancing will terminate when:

o you request any transfer unless you authorize a change in allocation at that time; or

o  the day we receive Written Notice instructing us to cancel the plan.

If the Contract Value is negative at the time portfolio rebalancing is scheduled, we will not complete the redistribution. We may cancel the Portfolio Rebalancing Plan at any time with notice to you. We do not impose a charge for participation in this plan.

CHANGES IN THE CONTRACT OR BENEFITS
Upon notice to you, we may modify the Contract. We can only do so if such modification is necessary to:

(1) make the Contract or the Variable Account comply with any applicable law or regulation issued by a governmental agency to which we are subject;

(2) assure continued qualification of the Contract under the Internal Revenue Code or other federal or state laws relating to variable life contracts;

(3) reflect a change in the operation of the Variable Account; or

(4) provide additional Variable Account and/or fixed accumulation options.

We reserve the right to modify the Contract as necessary to attempt to prevent you from being considered the owner of the assets of the Variable Account. In the event of any such modification, we will issue an appropriate endorsement to the Contract, if required. We will exercise these changes in accordance with applicable law, including approval of Contract Owners if required.

SUPPLEMENTAL AND/OR RIDER BENEFITS
The following supplemental and/or rider benefits are available and may be added to your Contract. We will deduct any monthly charges for these benefits and/or riders from your Contract Value as part of the Monthly Deduction. All of these riders may not be available in all states.

     DISABILITY CONTINUANCE OF INSURANCE (DCOI)

     Issue Ages: 15-55, renewal through age 59

     This rider covers the Contract's Monthly Deductions during the period of total disability of the Insured. DCOI benefits become payable after the Insured's total disability exists for six consecutive months and total disability occurs before age 60. Benefits under this rider continue until the Insured is no longer totally disabled.

     DISABILITY PREMIUM BENEFIT RIDER (DPB)

     Issue Ages:  15-55, renewal through 59

     This rider provides for the payment of the disability premium benefit amount as Premium to the Contract during a period of total disability of the Insured. The DPB benefit amount is a monthly amount that you request. DPB benefits become payable after the Insured's total disability exists for six consecutive months and total disability occurs before age 60. Benefits under this rider continue until the Insured is no longer totally disabled.

     ACCIDENTAL DEATH BENEFIT (ADB)

     Issue Ages:  5-60

     This rider provides for the payment of an additional amount of insurance in the event of accidental death. The rider terminates when the Insured attains age 70.

     OPTION TO INCREASE SPECIFIED AMOUNT (ASSURED INSURABILITY - AI)

     Issue Ages:  0-38

     This rider allows the Specified Amount of the Contract to increase by the option amount or less, without evidence of insurability on the Insured. These increases may occur on regular option dates or alternate option dates. See the rider Contract for the specific dates.

     SPOUSE'S TERM INSURANCE (STI)

     Issue Ages:  15-50 (Spouse's age)

     This rider provides decreasing term insurance on the Insured's spouse.
     The amount of insurance coverage is expressed in units and a maximum number of five units may be purchased. The amount of insurance per unit of coverage is based on the Insured Spouse's attained age. A table specifying the amount of insurance per unit of coverage is in the rider contract.

     CHILDREN'S TERM INSURANCE (CTI)

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

     Issue Ages:  14 Days - 17 Years (Children's ages)

     This rider provides level term insurance on each Insured Child. This term insurance continues until the Contract anniversary on which the Insured Child's attained age is 25. The rider expires on the Contract Anniversary on which the Insured is age 65.

     OTHER INSURED TERM INSURANCE (OI)

     Issue Ages:  0-65 (Other Insured's age)

     This rider provides level yearly renewable term coverage on the Insured, the Insured's spouse, and/or children. The coverage expires at the earlier of the Contract Anniversary on which the Insured or the Other Insured is Age 95 unless an earlier date is requested. The term insurance provided by this rider can be converted to a permanent contract at any time the rider is in force without evidence of insurability.

     EXTRA PROTECTION (EXP)

     Issue Ages:  0-80

     This rider provides level yearly renewable term coverage on the Insured. The coverage expires at the Contract Anniversary on which the Insured is Age 95 unless an earlier date is requested.

     MATURITY EXTENSION RIDER (MER)

     Issue Ages:  No restrictions

     This rider provides the Contract Owner with the option to delay the Maturity Date of the Contract by 20 years. The tax consequences of extending the Maturity Date of the Contract beyond the 100th birthday of the Insured are uncertain. You should consult a tax adviser as to such consequences.

     ACCELERATED DEATH BENEFIT/LIVING BENEFITS RIDER (LBR)

     Issue Ages:  No restrictions

     This rider provides you the opportunity to receive an accelerated payment of all or part of the Contract's Death Benefit (adjusted to reflect current value) when the Insured is either terminally ill or receives care in an eligible nursing home. The rider provides for two accelerated payment options:

     o  Terminal Illness Option: This option is available if the Insured is
        -----------------------
        diagnosed as terminally ill with a life expectancy of 12 months or less. When satisfactory evidence is provided, we will provide an accelerated payment of the portion of the death benefit you select as an Accelerated Death Benefit. You may elect to receive the benefit in a single sum or receive equal, monthly payments for 12 months.

     o  Nursing Home Option: This option is available after the Insured has been
        --------------------
        confined to an eligible nursing home for six months or more. When satisfactory evidence is provided, including certification by a licensed physician, that the Insured is expected to remain in the nursing home until death, we will provide an accelerated payment of the portion of the Death Benefit you select as an Accelerated Death Benefit. You may elect to receive the benefit in a single sum or receive equal, monthly payments for a specified number of years (not less than two) depending upon the age of the Insured.

        Under both options, the Death Benefit and associated values will be reduced at the time the benefit is initially calculated.

        We can furnish you details about the amount of accelerated Death Benefit available to you if you are eligible and the adjusted Premium Payments that would be in effect if less than the entire Death Benefit is accelerated.

        When you request an acceleration of a portion of the Death Benefit under this rider you may direct how we deduct the amount from your Contract Value in the Subaccounts and Fixed Account. If you provide no directions, we will deduct the payment amount from your Contract Value in the Subaccounts and Fixed Account on a pro rata basis.

        You are not eligible for this benefit if you are required by law or a government agency to:

        (1) exercise this option to satisfy the claims of creditors, or

        (2) exercise this option in order to apply for, obtain, or retain a government benefit or entitlement.

        You should know that electing to use the Accelerated Death Benefit could have adverse tax consequences. You should consult a tax adviser before electing to receive this benefit. (See "TAX CONSIDERATIONS," page 35)

        THERE IS NO CHARGE FOR THIS RIDER.

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

The Other Insured Term Insurance and Extra Protection riders permit you, by purchasing term insurance, to increase insurance coverage without increasing the Contract's Specified Amount. However, you should be aware that the cost of insurance charges and surrender charges associated with purchasing insurance coverage under these term riders may be different than would be associated with increasing the Specified Amount under the Contract.

The Other Insured rider has one risk class for nonsmokers and one risk class for smokers. The nonsmoker cost of insurance rates for this rider is generally between the Contract's preferred and standard nonsmoker rates. The smoker cost of insurance rates is near the Contract's smoker rates. The cost of insurance rates for the Extra Protection Rider is generally lower than the Contract's rates. In addition, since the term insurance riders do not have surrender charges, a Contract providing insurance coverage with a combination of Specified Amount and term insurance will have a lower maximum surrender charge than a Contract with the same amount of insurance coverage provided solely by the Specified Amount. In addition, sales representatives generally receive somewhat lower compensation from a term insurance rider than if the insurance coverage were part of the Contract's Specified Amount.

Your determination as to how to purchase a desired level of insurance coverage should be based on your specific insurance needs. Consult your sales representative for further information.

Additional rules and limits apply to these supplemental and/or rider benefits. Not all such benefits may be available at any time, and supplemental and/or rider benefits in addition to those listed above may be made available. Please ask your Kansas City Life agent for further information or contact the Home Office.

The available issue ages are 0 through 80 on a nonsmoker basis, 15 through 80 on a preferred nonsmoker basis, and 15 through 80 on a smoker basis. Age is determined on the Contract Date based on the Insured's Age last birthday. The minimum Specified Amount is $100,000 for issue ages 0-49 and $50,000 for issue ages 50-80. Acceptance of an application depends on our underwriting rules. We have the right to reject any application.

PREMIUM PAYMENTS

PREMIUMS
The Contract is flexible with regard to the amount of Premiums you pay. When we issue the Contract we will set a Planned Premium amount. This amount is only an indication of your preference in making Premium Payments. You may make additional unscheduled Premiums at any time while the Contract is in force. We have the right to limit the number (except in Texas) and amount of such Premiums. There are requirements regarding the minimum and maximum Premium amounts that you can pay.

We deduct a Premium expense charge from all Premiums prior to allocating them to your Contract. (See "CHARGES AND DEDUCTIONS," page 16)

     MINIMUM PREMIUM AMOUNTS. The minimum initial Premium Payment required is the least amount for which we will issue a Contract. This amount depends on a number of factors. These factors include Age, sex and risk class of the proposed Insured, the initial Specified Amount, any supplemental and/or rider benefits and the Planned Premium Payments you propose to make. (See "Planned Premium Payments," below) Consult your Kansas City Life agent for information about the initial Premium required for the coverage you desire.

Each Premium after the initial Premium must be at least $25.

     MAXIMUM PREMIUM INFORMATION. Total premiums paid may not exceed premium limitations for life insurance set forth in the Internal Revenue Code. We will monitor Contracts and will notify you if a Premium Payment exceeds this limit and will cause the Contract to violate the definition of insurance. You may choose to take a refund of the portion of the Premium that we determine is in excess of the guideline premium limit or you may submit an application to modify the Contract so it continues to qualify as a contract for life insurance. Modifying the Contract may require evidence of insurability. (See "TAX CONSIDERATIONS," page 35)

Your Contract may become a modified endowment contract if Premium Payments exceed the "7-Pay Test" as set forth in the Internal Revenue Code. We will monitor Contracts and will attempt to notify you on a timely basis if, based on our interpretation of the relevant tax rules, your Contract is in jeopardy of becoming a modified endowment contract. (See "TAX CONSIDERATIONS," page 35)

We reserve the right to require satisfactory evidence of insurability prior to accepting unscheduled Premiums. (See "ALLOCATIONS AND
TRANSFERS," page 22)

     GENERAL PREMIUM INFORMATION. We will not accept Premium Payments after the Maturity Date. You must make Premium Payments by check payable to Kansas City Life Insurance Company or by any other method that we deem acceptable. You must clearly mark a loan repayment as such or we will credit it as a Premium.

If mandated under applicable law, we may be required to reject a Premium
Payment.

     PLANNED PREMIUM PAYMENTS. When applying for a Contract, you select a plan for paying Premiums. Failure to pay Planned Premium Payments will not necessarily cause a Contract to lapse. Conversely, paying all Planned Premium Payments will not guarantee that a Contract will not lapse. You may elect to pay level Premiums quarterly, semi-annually or annually. You may also arrange to pay Planned Premium Payments on a special monthly or quarterly basis under a pre-authorized payment arrangement.

You are not required to pay Premiums in accordance with your plan. You can pay more or less than planned or skip a Planned Premium Payment entirely. (See "Premium Payments to Prevent Lapse," page 27, and "Guaranteed Payment Period and Guaranteed Monthly Premium," page 27) Subject to the minimum and maximum limits described above, you can change the amount and frequency of Planned Premiums Payments at any time.

     GUARANTEED PAYMENT PERIOD AND GUARANTEED MONTHLY PREMIUM. During the Guaranteed Payment Period we guarantee that your Contract will not lapse if your Premium Payments are in line with the Guaranteed Monthly Premium requirement. For this guarantee to apply the total Premiums must be at least equal to the sum of:

o  the amount of accumulated Guaranteed Monthly Premiums in effect; and

o additional Premium amounts to cover the total amount of any partial surrenders or Contract Loans you have made.

The Guaranteed Payment Period applies for ten years after the Contract Date and ten years after the effective date of an increase in the Specified Amount. The Contract shows the Guaranteed Monthly Premium.

The factors we use to determine the Guaranteed Monthly Premium vary by risk class, issue Age, and sex. In calculating the Guaranteed Monthly Premium, we include additional amounts for substandard ratings and supplemental and/or rider benefits. If you make a change to your Contract, we will:

o  recalculate the Guaranteed Monthly Premium;

o  notify you of the new Guaranteed Monthly Premium; and

o  amend your Contract to reflect the change.

     PREMIUM PAYMENTS UPON INCREASE IN SPECIFIED AMOUNT. A new Guaranteed Payment Period begins on the effective date of an increase in Specified Amount. We will notify you of the new Guaranteed Monthly Premium for this period. Depending on the Contract Value at the time of an increase and the amount of the increase requested, you may need to make an additional Premium Payment or change the amount of Planned Premium Payments. (See "Changes in Specified Amount," page 30)

PREMIUM PAYMENTS TO PREVENT LAPSE
Your Contract will terminate if there is insufficient value remaining in the Contract at the end of the Grace Period. Because the value of amounts allocated to the Variable Account will vary according to the investment performance of the Funds, the specific amount of Premiums required to prevent lapse will also vary.

On each Monthly Anniversary Day we will check your Contract to determine if there is enough value to prevent lapse. If your Contract does lapse you must pay the required amount before the end of the Grace Period to prevent your Contract from terminating. The conditions to prevent lapse will depend on whether a Guaranteed Payment Period is in effect as follows:

     AFTER THE GUARANTEED PAYMENT PERIOD. The Contract lapses and a Grace Period starts if the Cash Surrender Value is not enough to cover the Monthly Deduction. To prevent the Contract from terminating at the end of the Grace Period you must pay enough Premium to increase the Cash Surrender Value to at least the amount of three Monthly Deductions. You must make this payment before the end of the Grace Period.

     DURING THE GUARANTEED PAYMENT PERIOD. The Contract lapses and a Grace Period starts if: there is not enough Cash Surrender Value in your Contract to cover the Monthly Deduction; and the Premiums paid are less than required to guarantee lapse won't occur during the Guaranteed Payment Period. (See "Guaranteed Payment Period and Guaranteed Monthly Premium," page 28)

If lapse occurs, the Premium you must pay to keep the Contract in force will be equal to the lesser of:

o the amount to guarantee the Contract won't lapse during the Guaranteed Payment Period less the accumulated Premiums you have paid; and

o enough Premium to increase the Cash Surrender Value to at least the amount of three Monthly Deductions.

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

     GRACE PERIOD. The purpose of the Grace Period is to give you the chance to pay enough Premiums to keep your Contract in force. We will send you notice of the amount required to be paid. The Grace Period is 61 days and starts when we send the notice. Your Contract remains in force during the Grace Period. If the Insured dies during the Grace Period, we will pay the Death Benefit Proceeds, but we will deduct any Monthly Deductions due. (See "Amount of Death Benefit Proceeds," page 29) If you do not pay adequate Premiums before the Grace Period ends, your Contract will terminate and your Cash Surrender Value, if any, will be returned. (See "Reinstatement," page 35)

HOW YOUR CONTRACT VALUES VARY

Your Contract does not provide a minimum guaranteed Contract Value or Cash Surrender Value. Values will vary with the investment experience of the Subaccounts and/or the crediting of interest in the Fixed Account, and will depend on the allocation of Contract Value. If the Cash Surrender Value on a Monthly Anniversary Day is less than the amount of the Monthly Deduction to be deducted on that date (See "Premium Payments to Prevent Lapse," page 28) and the Guaranteed Payment Period is not then in effect, the Contract will be in default and a Grace Period will begin. (See "Guaranteed Payment Period and Guaranteed Monthly Premium," page 28, and "Grace Period," page 28)

BONUS ON CONTRACT VALUE IN THE VARIABLE ACCOUNT
We may credit a bonus on amounts in the Variable Account beginning in the 11th Contract Year. We will credit any bonus on each Monthly Anniversary Day. The monthly bonus equals 0.0375% (0.45% on an annualized basis) of the Contract Value in each Subaccount at the end of each Contract Month. We do not guarantee that we will credit the bonus.

DETERMINING THE CONTRACT VALUE
On the Allocation Date the Contract Value is equal to the initial Premium less the Premium expense charge and the Monthly Deductions. On each Valuation Day thereafter, the Contract Value is the aggregate of the Subaccount Values and the Fixed Account Value (including the Loan Account Value). The Contract Value will vary to reflect the following:

o    Premiums paid;

o    performance of the selected Subaccounts;

o    interest credited on amounts allocated to the Fixed Account;

o    interest credited on amounts in the Loan Account;

o    charges assessed under the Contract;

o    transfers;

o    partial surrenders;

o    loans and loan repayments; and

o    any bonuses paid on the Monthly Anniversary Day

     SUBACCOUNT VALUES. When you allocate an amount to a Subaccount, either by Premium or transfer, we credit your Contract with Accumulation Units in that Subaccount. The number of Accumulation Units in the Subaccount is determined by dividing the amount allocated to the Subaccount by the Subaccount's Accumulation Unit value for the Valuation Day when the allocation is made.

The number of Subaccount Accumulation Units we credit to your Contract will increase when you allocate premiums to the Subaccount and when you transfer amounts to the Subaccount. The number of Subaccount accumulation units credited to a Contract will decrease when:

o    we take the allocated portion of the Monthly Deduction from the Subaccount;

o    you make a loan;

o    you transfer an amount from the Subaccount; or

o you take a partial surrender (including the partial surrender fee) from the Subaccount.

     ACCUMULATION UNIT VALUES. A Subaccount's Accumulation Unit value varies to reflect the investment experience of the underlying Portfolio. It may increase or decrease from one Valuation Day to the next. We arbitrarily set the Accumulation Unit value for each Subaccount at $10 when we established the Subaccount. For each Valuation Period after establishment of the Subaccount, the Accumulation Unit value is determined by multiplying the value of an Accumulation Unit for a Subaccount for the prior Valuation Period by the Net Investment Factor for the Subaccount for the current Valuation Period.

     NET INVESTMENT FACTOR. The Net Investment Factor is an index used to measure the investment performance of a Subaccount from one Valuation Day to the next. It is based on the change in net asset value of the Fund shares held by the

Subaccount, and reflects any gains or losses in the Subaccounts, dividends paid, any capital gains or losses, any taxes, and the daily mortality and expense risk charge.

      FIXED ACCOUNT VALUE. On any Valuation Day, the Fixed Account Value of a Contract is the total of:

o     all Premiums allocated to the Fixed Account; plus

o any amounts transferred to the Fixed Account (including amounts transferred in connection with Contract loans); plus

o     interest credited on such Premiums and amounts transferred; less

o     the amount of any transfers from the Fixed Account; less

o the amount of any partial surrenders (including the partial surrender fee) taken from the Fixed Account; less

o     the pro-rata portion of the Monthly Deduction deducted from the Fixed
      Account.

      LOAN ACCOUNT VALUE. On any Valuation Day, if there have been any Contract loans, the Loan Account Value is equal to:

o amounts transferred to the Loan Account from the Subaccounts and from the unloaned value in the Fixed Account as collateral for Contract loans and for due and unpaid loan interest; less

o amounts transferred from the Loan Account to the Subaccounts and the unloaned value in the Fixed Account as Indebtedness is repaid.

CASH SURRENDER VALUE
The Cash Surrender Value is the amount you have available in cash if you fully surrender the Contract. We use this amount to determine whether a partial surrender may be taken, whether Contract loans may be taken, and whether a Grace Period starts. The Cash Surrender Value on a Valuation Day is equal to the Contract Value less any applicable Surrender charges and any Indebtedness. (See "Premium Payments to Prevent Lapse," page 28, and "Surrendering the Contract for Cash Surrender Value," page 33)

COMPANY HOLIDAYS
We are closed on the following holidays: New Year's Day, President's Day, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. We will recognize holidays that fall on a Saturday on the previous Friday. We will recognize holidays that fall on a Sunday on the following Monday. On these holidays, there will be no valuation.

DEATH BENEFIT AND CHANGES IN SPECIFIED AMOUNT

As long as the Contract remains in force, we will pay the Death Benefit Proceeds upon receipt at the Home Office of satisfactory proof of the Insured's death plus written direction (from each eligible recipient of Death Proceeds) regarding how to make the death benefit payment, and any other documents, forms and information we need. We may require return of the Contract. We will pay the Death Benefit Proceeds in a lump sum (See "Payment of Proceeds," page 35) or, if you prefer, under a payment option. (See "Payment Options," page 34) We will pay the Death Benefit Proceeds to the Beneficiary. (See "Selecting and Changing the Beneficiary," page 32)

AMOUNT OF DEATH BENEFIT PROCEEDS
The Death Benefit Proceeds are equal to the following:

o the Death Benefit under the Coverage Option selected calculated on the date of the Insured's death; plus

o    any supplemental and/or rider benefits; minus

o    any Indebtedness on that date; minus

o any past due Monthly Deductions if the date of death occurred during a Grace Period.

Under certain circumstances, the amount of the Death Benefit may be further adjusted or the Death Benefit may not be payable.

If part or all of the Death Benefit is paid in one sum, we will pay interest on this sum (as required by applicable state law) from the date of receipt of due proof of the Insured's death to the date of payment.

COVERAGE OPTIONS
You may choose one of two Coverage Options, which will be used to determine the Death Benefit:

o    Option A: Death Benefit is the Specified Amount. Option A generally
     --------
     provides a level Death Benefit unless performance is very favorable and the applicable percentage calculation (described below) becomes applicable. The Death Benefit ordinarily will not change for several years to reflect any favorable investment performance and may not change at all.

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

o    Option B: Death Benefit is at least equal to the Specified Amount plus
     --------
     the Contract Value on the date of death. Thus, the Death Benefit will vary directly with the investment performance of the Contract Value.

Under both Options A and B we perform another calculation to ensure that the amount of insurance we provide meets the definition of life insurance under the Internal Revenue Code. To apply this calculation, we multiply the applicable percentage by the Contract Value on the date of death. If the resulting amount is greater than the amount provided under the Coverage Option, the Death Benefit is equal to this greater amount. The "applicable percentage" is 250% when the Insured is Age 40 or less. The percentage decreases each year after age 40 to 100% when the Insured has attained Age 95.

INITIAL SPECIFIED AMOUNT AND COVERAGE OPTION
The initial Specified Amount is set at the time the Contract is issued. You select the Coverage Option when you apply for the Contract. You may change the Specified Amount and Coverage Option, as discussed below.

CHANGES IN COVERAGE OPTION
We reserve the right to require that no change in Coverage Option occur during the first Contract Year and that you make no more than one change in Coverage Option in any 12-month period. After any change, we require the Specified Amount to be at least $100,000 for issue Ages 0-49 and $50,000 for issue Ages 50-80. The effective date of the change will be the Monthly Anniversary Day that coincides with or next follows the day that we receive and accept the request. We may require satisfactory evidence of insurability.

When you make a change from Option A to Option B, the Specified Amount after the change is effective will be equal to the Specified Amount before the change. The Death Benefit will increase by the amount of the Contract Value on the effective date of the change. When you make a change from Option B to Option A, the Specified Amount after the change will be equal to the Specified Amount before the change is effected plus the Contract Value on the effective date of the change. We may require satisfactory evidence of insurability.

A CHANGE IN COVERAGE OPTION MAY HAVE TAX CONSEQUENCES. (See "TAX
CONSIDERATIONS," page 35) YOU SHOULD CONSULT A TAX ADVISER BEFORE CHANGING THE COVERAGE OPTION.

CHANGES IN SPECIFIED AMOUNT
You may increase or decrease the Specified Amount. We may require that the Contract be in force for one Contract Year before a change in Specified Amount and that you make only one change every twelve Contract Months. If a change in the Specified Amount results in total Premiums paid exceeding the Premium limitations set out under current tax law to qualify your Contract as a life insurance contract, we will refund the amount of such Premium in excess of the limitations. We will make such a refund after the next Monthly Anniversary.

A CHANGE IN SPECIFIED AMOUNT MAY HAVE TAX CONSEQUENCES. YOU SHOULD CONSULT A TAX ADVISER BEFORE CHANGING THE COVERAGE OPTION.

     DECREASES. We require that the Specified Amount after any decrease must be at least $100,000 for Contracts that were issued at Ages 0-49 and $50,000 for Contracts that were issued at Ages 50-80. A decrease in Specified Amount will be effective on the Monthly Anniversary Day on or following the day we receive your Written Notice.

Decreasing the Specified Amount may decrease monthly cost of insurance charges. However, a surrender charge will apply if the Specified Amount is decreased. (See "Surrender Charge," page 18)

We reserve the right to decline a requested decrease in the Specified Amount in the following circumstances:

o    to help ensure compliance with the guideline premium limitations;

o if compliance with the guideline premium limitations under current tax law resulting from this decrease would result in immediate termination of the Contract;

o if we would have to make payments to you from the Contract Value for compliance with the guideline premium limitations and the amount of such payments would exceed the Cash Surrender Value of the Contract.

     INCREASES. In order to be eligible for an increase you must submit an application. We may require satisfactory evidence of insurability. We may decline an application for an increase.

Any increase in the Specified Amount must be at least $25,000. (In Pennsylvania and Texas, an increase in the Specified Amount must be at least $100,000 for Ages 0-49 and $50,000 for Ages 50-80.) In addition, the Insured's Age must be less than the current maximum issue Age for the Contracts. The increase in Specified Amount is effective on the Monthly Anniversary Day on or after the date we receive and approve the request for the increase.

An increase has the following affect on Premium Payments:

o a change in Planned Premium Payments may be advisable. (See "Premium Payments Upon Increase in Specified Amount," page 28);

o a new Guaranteed Payment Period begins on the effective date of the increase and will continue for ten years (See "Guaranteed Payment Period and Guaranteed Monthly Premium," page 28); and

o if a Guaranteed Payment Period is in effect, we will recalculate the Contract's Guaranteed Monthly Premium to reflect the increase. (See "Guaranteed Payment Period and Guaranteed Monthly Premium," page 28)

A new surrender charge and surrender charge period apply to each portion of the Contract resulting from an increase in Specified Amount, starting with the effective date of the increase. (See "Surrender Charge," page 18.) After an increase, we (for purposes of calculating surrender charges) attribute a portion of each Premium Payment you make to the Specified Amount increase, even if you do not increase the amount or frequency of your Premiums. We allocate Premiums based upon the proportion that the "coverage premium weighting factor" for the initial Specified Amount and each increase bears to the total "coverage premium weighting factor" for the Contract.

The "coverage premium weighting factor" is a hypothetical, level amount that would be payable through the Maturity Date for the benefits provided under the Contract. We calculate this amount using the following assumptions:

o cost of insurance rates based on the 1980 Commissioners Standard Ordinary Mortality Tables;

o    net investment earnings under the Contract;

o    an effective annual rate of 5%; and

o    sales and other charges imposed under the Contract.

For purposes of calculating surrender charges and cost of insurance charges, any Specified Amount decrease is used to reduce any previous Specified Amount increase then in effect, starting with the latest increase and continuing in the reverse order in which the increases were made. If any portion of the decrease is left after all Specified Amount increases have been reduced, it is used to reduce the initial Specified Amount.

You may cancel an increase in Specified Amount in accordance with the Contract's "free look" provisions. In such case, the amount refunded will be limited to those charges that are attributable to the increase. (See "Free Look Right to Cancel Contract," page 22)

SELECTING AND CHANGING THE BENEFICIARY
You select the Beneficiary in your application. You may change a Beneficiary designation in accordance with the terms of the Contract. If you make an irrevocable Beneficiary designation, you must obtain the Beneficiary's consent to change the Beneficiary. The primary Beneficiary is the person entitled to receive the Death Benefit Proceeds under the Contract. If the primary Beneficiary is not living, the contingent Beneficiary is entitled to receive the Death Benefit Proceeds. If the Insured dies and there is no surviving Beneficiary, the Owner will be the Beneficiary.

CASH BENEFITS

CONTRACT LOANS
You may borrow from your Contract while the Insured is living by submitting a Written Request to us. You may also make loans by telephone, facsimile and electronic mail if you have provided proper authorization to us. (See "Telephone, Facsimile, Electronic Mail and Internet Authorizations," page 39) The maximum loan amount available is the Contract's Cash Surrender Value on the effective date of the loan less loan interest to the next Contract Anniversary. We will process Contract loans as of the date your request is received and approved. We will send loan proceeds to you, usually within seven calendar days. (See "Payment of Proceeds," page 35)

     INTEREST. We will charge interest on any Indebtedness at an annual rate of 6.0%. Interest is due and payable at the end of each Contract Year while a loan is outstanding. If you do not pay interest when due, we add the interest to the loan and it becomes part of the Indebtedness.

     LOAN COLLATERAL. When you make a Contract loan, we transfer an amount sufficient to secure the loan out of the Subaccounts and the unloaned value in the Fixed Account and into the Contract's Loan Account. We will reduce the Cash Surrender Value by the amount transferred to the Loan Account. The loan does not have an immediate effect on the Contract Value. You can specify the Variable Accounts and/or Fixed Account from which we transfer collateral. If you do not specify, we will transfer collateral in the same proportion that the Contract Value in each Subaccount and the unloaned value in the Fixed Account bears to the total Contract Value in those accounts on the date you make the loan. On each Contract Anniversary, we will transfer an amount of Cash Surrender Value equal to any due and unpaid loan interest to the Loan Account. We will transfer due and unpaid interest in the same proportion that each Subaccount Value and the unloaned value in the Fixed Account Value bears to the total unloaned Contract Value.

We will credit the Loan Account with interest at an effective annual rate of not less than 4.0%. Thus, the maximum net cost of a loan is 2.0% per year. (The net cost of a loan is the difference between the rate of interest charged on Indebtedness and the amount credited to the Loan Account). We will add the interest earned on the Loan Account to the Fixed Account.

     PREFERRED LOAN PROVISION. Beginning in the eleventh Contract Year, an additional type of loan is available. It is called a preferred loan. For a preferred loan we will credit the amount in the Loan Account securing the preferred loan with interest at an effective annual rate of 6.0%. Thus, the net cost of the preferred loan is 0.0% per year. The maximum amount available for a preferred loan is the Contract Value less Premiums paid. This amount may not exceed the maximum loan amount. The preferred loan provision is not guaranteed.

THE TAX CONSEQUENCES OF A PREFERRED LOAN ARE UNCERTAIN. YOU SHOULD CONSULT A TAX ADVISER IF YOU ARE CONSIDERING TAKING OUT A PREFERRED LOAN.

     LOAN REPAYMENT. You may repay all or part of your Indebtedness at any time while the Insured is living and the Contract is in force. Each loan repayment must be at least $10.00. Loan repayments must be sent to the Home Office and we will credit them as of the date received. You should clearly mark a loan repayment as such or we will be credit it as a Premium. (Premium expense charges do not apply to loan repayments, unlike unscheduled Premiums.) When you make a loan repayment, we transfer Contract Value in the Loan Account in an amount equal to the repayment from the Loan Account to the Subaccounts and the unloaned value in the Fixed Account. Thus, a loan repayment will immediately increase the Cash Surrender Value by the amount transferred from the Loan Account. A loan repayment does not have an immediate effect on the Contract Value. Unless you specify otherwise, we will transfer loan repayment amounts to the Subaccounts and the unloaned value in the Fixed Account according to the Premium allocation instructions in effect at that time.

     EFFECT OF CONTRACT LOAN. A loan, whether or not repaid, will have a permanent effect on the Death Benefit and Contract Values because the investment results will apply only to the non-loaned portion of the Contract Value. The longer the loan is outstanding, the greater the effect is likely to be. Depending on the investment results of the Subaccounts or credited interest rates for the unloaned value in the Fixed Account while the loan is outstanding, the effect could be favorable or unfavorable. Loans may increase the potential for lapse if investment results of the Subaccounts are less than anticipated. Loans can (particularly if not repaid) make it more likely than otherwise for a Contract to terminate. See "TAX CONSIDERATIONS," page 35, for a discussion of the tax treatment of Contract loans and the adverse tax consequences if a Contract lapses with loans outstanding. In particular, if your Contract is a "modified endowment contract," loans may be currently taxable and subject to a 10% penalty tax. In addition, interest paid on Contract Loans generally is not tax deductible.

We will deduct Indebtedness from any Death Benefit Proceeds. (See "Amount of Death Benefit Proceeds," page 30)

Your Contract will be in default if the Loan Account Value on any Valuation Day exceeds the Contract Value less any applicable surrender charge. We will send you notice of the default. You will have a 61-day Grace Period to submit a sufficient payment to avoid termination. The notice will specify the amount that must be repaid to prevent termination. (See "Premium Payments to Prevent Lapse," page 28)

SURRENDERING THE CONTRACT FOR CASH SURRENDER VALUE
You may surrender your Contract at any time for its Cash Surrender Value by submitting a Written Request. A surrender charge may apply. (See "Surrender Charge," page 18) We may require return of the Contract. We will process a surrender request as of the date we receive your Written Request and all required documents. Generally we will make payment within seven calendar days. (See "Payment of Proceeds," page 35) You may receive the Cash Surrender Value in one lump sum or you may apply it to a payment option. (See "Payment Options," page 33) Your Contract will terminate and cease to be in force if you surrender it for one lump sum. You will not be able to later reinstate it. SURRENDERS MAY HAVE ADVERSE TAX CONSEQUENCES. (See "TAX CONSIDERATIONS," page 35)

(In Texas, if you request a surrender within 31 days after a Contract Anniversary, the Cash Surrender Value applicable to the Fixed Account Value will not be less than the Cash Surrender Value applicable to the Fixed Account on that anniversary, less any Contract loans or partial surrenders made on or after such Anniversary.)

PARTIAL SURRENDERS
You may make partial surrenders under your Contract at any time subject to the conditions below. You may submit a Written Request to the Home Office or make your request by telephone if you have provided proper authorization to us. (See "Telephone, Facsimile, Electronic Mail and Internet Authorizations," page 39) Each partial surrender (other than by telephone) must be at least $500 and the partial surrender amount may not exceed the Cash Surrender Value, less $300. If you make your request by telephone, the partial surrender amount must be at least $500 and may not exceed the lesser of the Cash Surrender Value less $300, or the maximum amount we permit to be withdrawn by telephone. We will assess a partial surrender fee. (See "Partial Surrender Fee," page 20) We will deduct this charge from your Contract Value along with the amount requested to be surrendered and the charge will be considered part of the surrender (together, "partial surrender amount"). We will reduce the Contract Value by the partial surrender amount as of the date we receive your Written Request or request by telephone for a partial surrender.

When you request a partial surrender, you can direct how we deduct the partial surrender amount (including the partial surrender fee) from your Contract Value in the Subaccounts and Fixed Account. If you provide no directions, we will deduct the partial surrender amount (including the partial surrender fee) from your Contract Value in the Subaccounts and Fixed Account on a pro-rata basis. PARTIAL SURRENDERS MAY HAVE ADVERSE TAX CONSEQUENCES. (See "TAX CONSIDERATIONS," page 35)

If Coverage Option A is in effect, we will reduce the Specified Amount by an amount equal to the partial surrender amount, less the excess (if any) of the Death Benefit over the Specified Amount at the time the partial surrender is made. If the partial surrender amount is less than the excess of the Death Benefit over the Specified Amount, we will not reduce the Specified Amount. We reserve the right to reject a partial surrender request if:

o the partial surrender would reduce the Specified Amount below the minimum amount for which the Contract would be issued under our then-current rules; or

o the partial surrender would cause the Contract to fail to qualify as a life insurance contract under applicable tax laws as we interpret them. If a partial surrender does result in a reduction of the Specified Amount, a surrender charge will apply as described in "Surrender Charge," page 18.

We will process partial surrender requests as of the date we receive your Written Request or request by telephone and generally we will make payment within seven calendar days. (See "Payment of Proceeds," page 35)

MATURITY BENEFIT
The Maturity Date is the date that we pay the maturity benefit to you if the Contract is still in force. The Maturity Date is the next Contract Anniversary following the Insured's 95th birthday. The Maturity Benefit is equal to the Cash Surrender Value on the Maturity Date.

PAYMENT OPTIONS
The Contract offers a variety of ways, in addition to a lump sum, for you to receive Proceeds payable under the Contract. Payment options are available for use with various types of Proceeds, such as surrender, death or maturity. We summarize these payment options below. All of these options are forms of fixed-benefit annuities, which do not vary, with the investment performance of a separate account.

You may apply Proceeds of $2,000 ($2,000 minimum may not apply in some states) or more which are payable under this Contract to any of the following options:

     OPTION 1 - INTEREST PAYMENTS. We will make interest payments to the payee annually or monthly as elected. We will pay interest on the Proceeds at the guaranteed rate of 3.0% per year and we may increase this by additional interest paid annually. You may withdraw the Proceeds and any unpaid interest in full at any time.

     OPTION 2 - INSTALLMENTS OF A SPECIFIED AMOUNT. We will make annual or monthly payments until the Proceeds plus interest are fully paid. We will pay interest on the Proceeds at the guaranteed rate of 3.0% per year and we may increase this by additional interest. The present value of any unpaid installments may be withdrawn at any time.

     OPTION 3 - INSTALLMENTS FOR A SPECIFIED PERIOD. We pay Proceeds in equal annual or monthly payments for a specified number of years. We will pay interest on the Proceeds at the guaranteed rate of 3.0% per year and we may increase this by additional interest. You may withdraw the present value of any unpaid installments at any time.

     OPTION 4 - LIFE INCOME. We pay an income during the payee's lifetime. You may choose a minimum guaranteed payment period. One form of minimum guaranteed payment period is the installment refund option under which we will make payments until the total income payments received equal the Proceeds applied.

     OPTION 5 - JOINT AND SURVIVOR INCOME. We will pay an income during the lifetime of two persons and will continue to pay the same income as long as either person is living. The minimum guaranteed payment period will be ten years.

     MINIMUM AMOUNTS. We reserve the right to pay the total amount of the Contract in one lump sum, if less than $2,000. If payments under the payment option selected are less than $50, payments may be made less frequently at our option.

     CHOICE OF OPTIONS. You may choose an option by written notice during one or both Insureds lifetime. If a payment option is not in effect at the death of the last surviving Insured, the beneficiary may make a choice. Even if the death benefit under the Contract is excludible from income, payments under payment options may not be excludible in full. This is because earnings on the death benefit after the insured's death are taxable and payments under the payment options generally include such earnings. You should consult a tax adviser as to the tax treatment of payments under payment options.

If we have options or rates available on a more favorable basis at the time you elect a payment option, we will apply the more favorable benefits.

PAYMENT OF PROCEEDS
We will usually pay Proceeds within seven calendar days after we receive all the documents required for such a payment.

We determine the amount of the Death Benefit Proceeds as of the date of the Insured's death. But we determine the amount of all other Proceeds as of the date we receive the required documents. We may delay a payment or a transfer request if:

(1) the New York Stock Exchange is closed for other than a regular holiday or weekend;

(2) trading is restricted by the SEC or the SEC declares that an emergency exists as a result of which the disposal or valuation of Variable Account assets is not reasonably practical; or

(3) the SEC, by order, permits postponement of payment to protect Kansas City Life's Contract Owners.

If you have submitted a recent check or draft, we have the right to defer payment of partial surrenders, surrenders, Death Proceeds, or payments under a payment option until such check or draft has been honored. We also reserve the right to defer payment of transfers, partial surrenders, surrenders, loans or Death Proceeds from the Fixed Account for up to six months.

If mandated under applicable law, we may be required to block an Owner's account and thereby refuse to pay any request for transfers, surrenders, loans or Death Proceeds, until instructions are received from the appropriate regulator. We also may be required to provide additional information about you or your account to government regulators.

     GENERATIONS LEGACY ACCOUNT. We pay Death Benefit Proceeds through Kansas City Life's Generations Legacy Account. The Generations Legacy Account is an interest-bearing checking account at Generations Bank, an affiliate of Kansas City Life. We will forward a checkbook to the Owner or Beneficiary within seven calendar days of a scheduled payout. Interest accrues daily and is paid monthly in the Generations Legacy Account. A Contract Owner or beneficiary (whichever applicable) has immediate and full access to Proceeds by writing a check on the account. We pay interest on Death Benefit Proceeds from the date of death to the date the Generations Legacy Account is opened. Generations Bank is a member of the Federal Deposit Insurance Corporation (FDIC). Each account is insured up to the limit established by the FDIC.

We will pay Death Benefit Proceeds through the Generations Legacy Account when the Proceeds are paid to an individual.

REINSTATEMENT
If your Contract lapses, you may reinstate it within two years (or longer period if required by state law) after lapse and before the Maturity Date. Reinstatement must meet certain conditions, including the payment of the required premium and proof of insurability. See your Contract for further information.

TAX CONSIDERATIONS

INTRODUCTION
The following summary provides a general description of the Federal income tax considerations associated with the Contract and does not purport to be complete or to cover all tax situations. This discussion is not intended as tax advice. You should consult counsel or other competent tax advisers for more complete information. This discussion is based upon our understanding of the present Federal income tax laws. We make no representation as to the likelihood of continuation of the present Federal income tax laws or as to how they may be interpreted by the Internal Revenue Service.

TAX STATUS OF THE CONTRACT
In order to qualify as a life insurance contract for Federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under Federal tax law, a Contract must satisfy certain requirements which are set forth in the Internal Revenue Code. Guidance as to how these requirements are to be applied is limited. Nevertheless, we believe that Contracts issued on a standard basis should satisfy the applicable requirements. There is less guidance, however, with respect to Contracts issued on a substandard basis, particularly if you pay the full amount of premiums permitted under the Contract. If it is subsequently determined that a Contract does not satisfy the applicable requirements, we may take appropriate steps to bring the Contract into compliance with such requirements and we reserve the right to restrict Contract transactions as necessary in order to do so.

In some circumstances, owners of variable contracts who retain excessive control over the investment of the underlying separate account assets may be treated as the owners of those assets and may be subject to tax on income produced by those assets. Although there is little guidance in this area, and published guidance does not address certain aspects of the Contracts, Kansas City Life believes that the owner of a Contract should not be treated as the owner of the underlying assets of the Variable Account. Kansas City Life reserves the right to modify the Contracts to bring them into conformity with applicable standards should such modification be necessary to prevent owners of the Contracts from being treated as the owners of the underlying assets of the Variable Account.

In addition, the Code requires that the investments of each of the Subaccounts must be "adequately diversified" in order for the Contract to be treated as a life insurance contract for Federal income tax purposes. It is intended that the Subaccounts, through the Portfolios, will satisfy these diversification requirements.

The following discussion assumes that the Contract will qualify as a life insurance contract for Federal income tax purposes.

TAX TREATMENT OF CONTRACT BENEFITS
     IN GENERAL. We believe that the death benefit under a Contract should be excludible from the gross income of the beneficiary. Federal, state and local transfer, and other tax consequences of ownership or receipt of Contract proceeds depend on the circumstances of each Contract owner or beneficiary. A tax advisor should be consulted on these consequences.

Generally, the Contract owner will not be deemed to be in constructive receipt of the Contract cash value until there is a distribution. When distributions from a Contract occur, or when loans are taken out from or secured by a Contract, the tax consequences depend on whether the Contract is classified as a "Modified Endowment Contract."

     MODIFIED ENDOWMENT CONTRACTS. Under the Internal Revenue Code, certain life insurance contracts are classified as "Modified Endowment Contracts," with less favorable income tax treatment than other life insurance contracts. In general, a Contract will be classified as a Modified Endowment Contract if the amount of premiums paid into the Contract causes the Contract to fail the "7-Pay Test." A Contract will fail the 7-Pay Test if at any time in the first seven Contract years, the amount paid into the Contract exceeds the sum of the level premiums that would have been paid at that point under a Contract that provided for paid-up future benefits after the payment of seven level annual payments.

If there is a reduction in the benefits under the Contract during the first seven Contract years, for example, as a result of a partial withdrawal, the 7-Pay Test will have to be reapplied as if the Contract had originally been issued at the reduced face amount. If there is a "material change" in the Contract's benefits or other terms, even after the first seven Contract years, the Contract may have to be retested as if it were a newly issued Contract. A material change can occur, for example, when there is an increase in the death benefit, which is due to the payment of an unnecessary premium. Unnecessary premiums are premiums paid into the Contract which are not needed in order to provide a death benefit equal to the lowest death benefit that was payable in the first seven Contract years. To prevent your Contract from becoming a modified endowment contract, it may be necessary to limit premium payments or to limit reductions in benefits. A current or prospective Contract owner should consult with a competent advisor to determine whether a Contract transaction will cause the Contract to be classified as a Modified Endowment Contract.

     DISTRIBUTIONS OTHER THAN DEATH BENEFITS FROM MODIFIED ENDOWMENT CONTRACTS. Policies classified as Modified Endowment Contracts are subject to the following tax rules:

(1) All distributions other than death benefits, including distributions upon surrender and withdrawals, from a Modified Endowment Contract will be treated first as distributions of gain taxable as ordinary income and as tax-free recovery of the Contract owner's investment in the Contract only after all gain has been distributed.

(2) Loans taken from or secured by a Contract classified as a Modified Endowment Contract are treated as distributions and taxed accordingly.

(3) A 10 percent additional income tax is imposed on the amount subject to tax except where the distribution or loan is made when the Contract owner has attained age 59 1/2 or is disabled, or where the distribution is part of a series of substantially equal periodic payments for the life (or life expectancy) of the Contract owner or the joint lives (or joint life expectancies) of the Contract owner and the Contract owner's beneficiary or designated beneficiary.

If a Contract becomes a modified endowment contract, distributions that occur during the contract year will be taxed as distributions from a modified endowment contract. In addition, distributions from a Contract within two years before it becomes a modified endowment contract will be taxed in this manner. This means that a distribution made from a Contract that is not a modified endowment contract could later become taxable as a distribution from a modified endowment contract.

     DISTRIBUTIONS OTHER THAN DEATH BENEFITS FROM POLICIES THAT ARE NOT MODIFIED ENDOWMENT CONTRACTS. Distributions other than death benefits from a Contract that is not classified as a Modified Endowment Contract are generally treated first as a recovery of the Contract owner's investment in the Contract and only after the recovery of all investment in the Contract as taxable income. However, certain distributions which must be made in order to enable the Contract to continue to qualify as a life insurance contract for Federal income tax purposes if Contract benefits are reduced during the first 15 Contract years may be treated in whole or in part as ordinary income subject to tax.

Loans from or secured by a Contract that is not a Modified Endowment Contract are generally not treated as distributions.

Finally, neither distributions from nor loans from or secured by a Contract that is not a Modified Endowment Contract are subject to the 10 percent additional income tax.

     INVESTMENT IN THE CONTRACT. Your investment in the Contract is generally your aggregate Premiums. When a distribution is taken from the Contract, your investment in the Contract is reduced by the amount of the distribution that is tax-free.

     CONTRACT LOANS. In general, interest on a Contract loan will not be deductible. If a Contract loan is outstanding when a Contract is canceled or lapses, the amount of the outstanding indebtedness will be added to the amount distributed and will be taxed accordingly. Before taking out a Contract loan, you should consult a tax adviser as to the tax consequences.

     WITHHOLDING. To the extent that Contract distributions are taxable, they are generally subject to withholding for the recipient's federal income tax liability. Recipients can generally elect however, not to have tax withheld from distributions.

     MULTIPLE POLICIES. All Modified Endowment Contracts that are issued by us (or our affiliates) to the same Contract owner during any calendar year are treated as one Modified Endowment Contract for purposes of determining the amount includible in the Contract owner's income when a taxable distribution occurs.

     CONTINUATION OF CONTRACT BEYOND AGE 100. The tax consequences of continuing the Contract beyond the insured's 100th year are unclear. You should consult a tax adviser if you intend to keep the Contract in force beyond the insured's 100th year.

     BUSINESS USES OF CONTRACT. Businesses can use the policies in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, tax exempt and nonexempt welfare benefit plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances. If you are purchasing the Contract for any arrangement the value of which depends in part on its tax consequences, you should consult a qualified tax adviser. In recent years, moreover, Congress has adopted new rules relating to life insurance owned by businesses. Any business contemplating the purchase of a new Contract or a change in an existing Contract should consult a tax adviser.

     SPLIT-DOLLAR ARRANGEMENTS. The IRS and the Treasury Department have recently issued guidance that substantially affects split-dollar arrangements. Consult a qualified tax adviser before entering into or paying additional premiums with respect to such arrangements.

Additionally, On July 30, 2002, President Bush signed into law significant accounting and corporate governance reform legislation, known as the Sarbanes-Oxley Act of 2002 (the "Act"). The Act prohibits, with limited exceptions, publicly-traded companies, including non-U.S. companies that have securities listed on exchanges in the United States, from extending, directly or through a subsidiary, many types of personal loans to their directors or executive officers. It is possible that this prohibition may be interpreted as applying to split-dollar life insurance policies for directors and executive officers of such companies, since such insurance arguably can be viewed as involving a loan from the employer for at least some purposes.

Although the prohibition on loans is generally effective as of July 30, 2002, there is an exception for loans outstanding as of the date of enactment, so long as there is no material modification to the loan terms and the loan is not renewed after July 30, 2002. Any affected business contemplating the payment of a premium on an existing Contract, or the purchase of a new Contract, in connection with a split-dollar life insurance arrangement should consult legal counsel.

     TAX SHELTER REGULATIONS. Prospective owners should consult a tax advisor about the treatment of the Contract under the Treasury Regulations applicable to tax shelters.

     ALTERNATIVE MINIMUM TAX. There may also be an indirect tax upon the income in the Contract or the proceeds of a Contract under the federal corporate alternative minimum tax, if the owner is subject to that tax.

     ACCELERATED DEATH BENEFIT. The tax consequences associated with adding or electing to receive benefits under the Accelerated Death Benefit/Living Benefits Rider are unclear. A tax adviser should be consulted about the tax consequences of adding this rider to a Contract or requesting payment under the rider.

     OTHER TAX CONSIDERATIONS. The transfer of the Contract or designation of a beneficiary may have federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate, and generation-skipping transfer taxes. For example, the transfer of the Contract to, or the designation as a beneficiary of, or the payment of proceeds to, a person who is assigned to a generation which is two or more generations below the generation assignment of the owner may have generation skipping transfer tax consequences under federal tax law. The individual situation of each owner or beneficiary will determine the extent, if any, to which federal, state, and local transfer and inheritance taxes may be imposed and how ownership or receipt of Contract proceeds will be treated for purposes of federal, state and local estate, inheritance, generation skipping and other taxes.

POSSIBLE TAX LAW CHANGES
Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the Contract could change by legislation or otherwise. Consult a tax adviser with respect to legislative developments and their effect on the Contract.

OUR INCOME TAXES
Under current Federal income tax law, we are not taxed on the Separate Account's operations. Thus, currently we do not deduct a charge from the Separate Account for Federal income taxes. We reserve the right to charge the Separate Account for any future Federal income taxes we may incur.

Under current laws in several states, we may incur state and local taxes (in addition to premium taxes). These taxes are not now significant and we are not currently charging for them. If they increase, we may deduct charges for such taxes.

OTHER INFORMATION ABOUT THE CONTRACTS AND KANSAS CITY LIFE

SALE OF THE CONTRACTS
We have entered into an Underwriting Agreement with our affiliate, Sunset Financial Services, Inc. ("Sunset Financial"), for the distribution and sale of the Contracts. Sunset Financial sells the Contracts through its sales representatives. Sunset Financial also may enter into selling agreements with other broker-dealers ("selling firms") that in turn may sell the Contracts through their sales representatives.

The Franklin Templeton Variable Insurance Products Trust, the Seligman Portfolios, Inc., and the American Century Variable Portfolios (in connection with the American Century VP Inflation Protection Fund (Class II)), each have adopted a Distribution Plan in connection with its 12b-1 shares, and each, under its respective agreement with Sunset Financial, currently pays Sunset Financial fees in consideration of distribution services provided and expenses incurred in the performance of Sunset Financial's obligations under such agreements. All or some of these payments may be passed on to selling firms that have entered into a selling agreement with Sunset Financial. The Distribution Plans have been adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, which allows funds to pay fees to those who sell and distribute fund shares out of fund assets. Under the Distribution Plan, fees ranging up to 0.25% of Separate Account assets invested in the Funds are paid to Sunset Financial for its distribution-related services and expenses under such agreement.

We pay commissions to Sunset Financial for the sale of the Contracts by its sales representatives as well as selling firms. The maximum commissions payable for sales by Sunset Financial are: 85% of premiums up to one target premium and 2% of premiums above that amount paid in the first Contract year; 3% of target premium in Contract years 2 through 7; and 2% of target premium paid in Contract Years thereafter. When policies are sold through other selling firms, the commissions paid to such selling firms do not exceed the amounts described above payable to Sunset Financial. For premiums received following an increase in Specified Amount, commissions on such premiums are paid based on the target premium for the increase in accordance with the commission rates described above. We also pay commissions for substandard risk and rider premiums based on our rules at the time of payment. Sunset Financial may pay additional compensation from its own resources to selling firms based on the level of Contract sales or premium payments.

Sunset Financial passes through commissions it receives and does not retain any override as principal underwriter for the Contracts. However, under the Underwriting Agreement with Sunset Financial, we pay the following sales expenses: sales representative training allowances; deferred compensation and insurance benefits of registered persons; advertising expenses; and all other expenses of distributing the Contracts. We also pay for Sunset Financial's operating and other expenses. Sunset Financial sales representatives and their managers are eligible for various cash benefits, such as bonuses, insurance benefits and financing arrangements, and non-cash compensation programs that Kansas City Life offers. These programs include conferences, seminars, meals, entertainment, payment for travel, lodging and entertainment, prizes, and awards, subject to applicable regulatory requirements. Sales of the Contracts may help sales representatives and their managers qualify for such benefits. Because they are also appointed insurance agents of Kansas City Life, Sunset Financial sales representatives may receive other payments from Kansas City Life for services that do not directly involve the sale of the Contracts, including payments made for the recruitment and training of personnel, production of promotional literature, and similar services.

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

Other selling firms may share commissions and additional amounts received for sales of the Contracts with their sales representatives in accordance with their programs for compensating sales representatives. These programs may also include other types of cash and non-cash compensation and other benefits. Ask your sales representative for further information about what your sales representative and the selling firm for which he or she works may receive in connection with your purchase of a Policy.

Commissions and other incentives or payment described above are not charged directly to Contract owners or the Variable Account. We intend to recoup commissions and other sales expenses through fees and charges deducted under the Policy.

TELEPHONE, FACSIMILE, ELECTRONIC MAIL AND INTERNET AUTHORIZATIONS
You may request the following transactions by telephone, facsimile, electronic mail or via the Kansas City Life website, if you provided proper authorization to us:

o    transfer of Contract Value;

o    change in Premium allocation;

o    change in dollar cost averaging;

o    change in portfolio rebalancing; or

o    Contract loan.

We may suspend these privileges at any time if we decide that such suspension is in the best interests of Contract Owners.

In addition, you may make a Partial Surrender request by telephone if you have provided proper authorization to us.

We accept written requests transmitted by facsimile, but reserve the right to require you to send us the original written request.

Electronic mail requests that are received at customerservice@kclife.com before 3:00 Central Standard Time on a Valuation Day will be processed on that Valuation Day. If we receive a request after the New York Stock Exchange closes for normal trading (currently, 3:00 p.m. Central Standard Time), we will process the order using the Subaccount Accumulation Unit value determined at the close of the next regular business session of the New York Stock Exchange. If an incomplete request is received, we will notify you as soon as possible by return e-mail. Your request will be honored as of the Valuation Day when all required information is received.

Request can also be made by accessing your account on the Internet at www.kclife.com. Requests and changes received before 3:00 p.m. CST on a Valuation Day will be processed on that Valuation Day. If we receive a request after the New York Stock Exchange closes for normal trading , we will process the order using the Subaccount Accumulation Unit value determined at the close of the next regular business session of the New York Stock Exchange. If any of the fields are left incomplete, the request will not be processed and you will receive an error message. Your request will be honored as of the Valuation Day when all required information is received. You will receive a confirmation in the mail of the changes made with in five days of your request.

We will employ reasonable procedures to confirm that instructions communicated to us by telephone, facsimile, or email are genuine. If we follow those procedures, we will not be liable for any losses due to unauthorized or fraudulent instructions.

The procedures we will follow for telephone privileges include requiring some form of personal identification prior to acting on instructions received by telephone, providing written confirmation of the transaction, and making a tape recording of the instructions given by telephone. The procedures we will follow for facsimile and email communications include, verification of policy number, social security number and date of birth.

Telephone, facsimile, electronic mail systems and the website may not always be available. Any telephone, facsimile, electronic mail system or Internet connection, whether it is yours, your service provider's, your agent's, or ours, can experience outages or slowdowns for a variety of reasons. These outages may delay or prevent our processing of your request. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances. If you are experiencing problems, you should make your request by writing to our Home Office.

LITIGATION
We and our affiliates, like other life insurance companies, are involved in lawsuits, including class action lawsuits. In some class action and other lawsuits involving insurers, substantial damages have been sought and/or material settlement payments have been made. Although the outcome of any litigation cannot be predicted with certainty, we believe that at the present time there are not pending or threatened lawsuits that are reasonably likely to have a material adverse impact on the Variable Account, on Sunset Financial's ability to perform its obligations under the Underwriting Agreement, or on Kansas City Life's ability to meet its obligations under the Contract.

FINANCIAL STATEMENTS
Kansas City Life's financial statements and the financial statements for the Variable Account are included in the Statement of Additional Information.

Kansas City Life's financial statements should be distinguished from financial statements of the Variable Account. You should consider Kansas City Life's financial statements only as an indication of Kansas City Life's ability to meet its obligations under the Contracts. You should not consider them as having an effect on the investment performance of the assets held in the Variable Account. The financial statements for the Variable Account can also be viewed at www.kclife.com.

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

DEFINITIONS
Accumulation Unit                  An accounting unit used to measure the net investment results of each of the Subaccounts.

Age                                The Insured's age on his/her last birthday as of or on each Contract Anniversary. The
                                   Contract is issued at the Age shown in the Contract.

Allocation Date                    The date we apply your initial Premium to your Contract. We allocate this Premium to the
                                   Federated Prime Money Fund II Subaccount where it remains until the Reallocation Date.
                                   The Allocation Date is the later of the date we approve your application or the date we receive the initial Premium at our Home Office.

Beneficiary                        The person you designate to receive any Proceeds payable at the death of the Insured.

Cash Surrender Value               The Contract Value less any applicable Surrender Charge and any Contract Indebtedness.

Contract Anniversary               The same day and month as the Contract Date each year that the Contract remains in force.

Contract Date                      The date on which coverage takes effect. Contract Months, Years and Anniversaries are measured from the Contract Date.

Contract Value                     Measure of the value in your Contract. It is the sum of the Variable Account Value and the
                                   Fixed Account Value, which includes the Loan Account Value.

Contract Year                      Any period of twelve months starting with the Contract Date or any Contract Anniversary.

Coverage Options                   Death Benefit options available which affect the calculation of the Death Benefit. Option A provides a Death Benefit at least equal to the Specified Amount. Option B provides a
                                   Death Benefit at least equal to the Specified Amount plus the Contract Value.

Death Benefit Proceeds             The amount of Proceeds payable upon the Insured's death.

Fixed Account Value                Measure of value accumulating in the Fixed Account.

Grace Period                       A 61-day period we provide when there is insufficient value in your Contract and at the end of which the Contract will terminate unless you pay sufficient additional Premiums. This period of time gives you the chance to pay enough Premiums to keep your Contract in force.

Guaranteed Monthly Premium         A Premium amount which when paid guarantees that your Contract will not lapse during the Guaranteed Payment Period.

Guaranteed Payment Period          The period of time during which we guarantee that your Contract will not lapse if you pay the Guaranteed Monthly Premiums.

Home Office                        When the term "Home Office" is used in this prospectus in connection with transactions under the Contract, it means our Variable Administration office. Transaction requests and other types of Written Notices should be sent to P.O. Box 219364, Kansas City, Missouri
                                   64121-9364. The telephone number at our Variable Administration office is 800-616-3670.

Indebtedness                       The sum of all outstanding Contract loans plus accrued interest.

Insured                            The person whose life we insure under the Contract.

Lapse                              Termination of the Contract because there is not enough value in the Contract when the
                                   Grace Period ends.

Loan Account                       The Loan Account is used to track loan amounts and accrued interest. It is part of the
                                   Fixed Account.

Loan Account Value                 Measure of the amount of Contract Value assigned to the Loan Account.

Maturity Date                      The date when Death Benefit coverage terminates and we pay you any Cash Surrender
                                   Value.

Monthly Anniversary Day            The day of each month on which we make the Monthly Deduction. It is the same day of each month as the Contract Date, or the last day of the month for those months not having such a day.

Monthly Deduction                  The amount we deduct from the Contract Value to pay the cost of insurance charge, monthly expense charge, any applicable increase expense charge, and any charges for supplemental and/or rider benefits. We make the Monthly Deduction as of each Monthly
                                   Anniversary Day.

Net Investment Factor              An index used to measure Subaccount performance.

Owner, You                         The person entitled to exercise all rights and privileges of the Contract.

Planned Premium Payments           The amount and frequency of Premiums you chose to pay in your last instructions to us.
                                   This is the amount we will bill you. It is only an indication of your preferences of future
                                   Premium Payments.

Premium/Premium Payment(s)         The amount(s) you pay to purchase the Contract. It includes both Planned Premium
                                   Payments and unscheduled Premiums.

Proceeds                           The total amount we are obligated to pay.

Reallocation Date                  The date on which the Contract Value we initially allocated to the Federated Prime Money
                                   Fund II Subaccount on the Allocation Date is re-allocated to the Subaccounts and/or to the
                                   Fixed Account. We re-allocate the Contract Value based on the premium allocation percentages you specify in the application. The Reallocation Date is 30 days after the
                                   Allocation Date.

Specified Amount                   The amount of insurance coverage on the Insured. The actual Death Benefit will depend upon whether Option A or Option B is in effect at the time of death.

Subaccounts                        The divisions of the Variable Account. The assets of each Subaccount are invested in a portfolio of a designated mutual fund.

Subaccount Value                   Measure of the value in a particular Subaccount.

Unscheduled Premium                Any premium other than a Planned Premium Payment.

Valuation Day                      Each day on which both the New York Stock Exchange and Kansas City Life are open for business.

Valuation Period                   The interval of time beginning at the close of normal trading on the New York Stock
                                   Exchange on one Valuation Day and ending at the close of normal trading on the New York
                                   Stock Exchange on the next Valuation Day. Currently the, close of normal trading occurs at 3 p.m. Central Standard Time. The term "Valuation Period" is used in this prospectus to specify, among other things, when a transaction order or request is deemed to be received by us at our Variable Administration office.

Variable Account Value             The Variable Account Value is equal to the sum of all Subaccount Values of a Contract.

We, Our, Us                        Kansas City Life Insurance Company.

Written Notice                     A written notice in a form satisfactory to us that is signed by the Owner and received at the
                                   Home Office.

                                    APPENDIX - MAXIMUM SURRENDER CHARGE FACTORS
                                                   (PER $1,000)

             MALE                     FEMALE                              MALE                      FEMALE
ISSUE        SM          NS           SM          NS             ISSUE    SM           NS           SM            NS
AGE                                                              AGE
0                        24.48                    23.76          40        82.80        62.64        63.36        54.00
1                        24.48                    23.76          41        87.12        66.24        66.24        56.16
2                        24.48                    23.76          42        90.72        69.12        69.12        59.04
3                        24.48                    23.76          43        95.76        72.72        72.00        61.20
4                        24.48                    23.76          44       100.08        75.60        75.60        64.08
5                        24.48                    23.76          45       105.12        79.92        79.20        66.96
6                        25.20                    23.76          46       110.16        83.52        82.08        70.56
7                        25.20                    23.76          47       115.92        87.84        86.40        73.44
8                        25.92                    24.48          48       121.68        92.16        90.00        77.04
9                        25.92                    24.48          49       128.16        97.20        94.32        80.64
10                       26.64                    24.48          50       134.64       102.24        98.64        84.96
11                       28.08                    25.20          51       141.12       107.28       102.96        88.56
12                       28.80                    25.20          52       148.32       113.04       108.00        92.88
13                       30.24                    25.92          53       156.24       118.80       113.04        97.92
14                       30.96                    25.92          54       164.88       125.28       118.80       102.96
15           36.72       32.40        29.52       26.64          55       173.52       132.48       123.84       108.00
16           37.44       32.40        30.24       26.64          56       182.16       139.68       130.32       113.04
17           37.44       32.40        30.24       27.36          57       191.52       146.88       136.80       119.52
18           38.16       33.12        30.96       27.36          58       202.32       155.52       143.28       125.28
19           38.16       33.12        30.96       28.08          59       213.12       164.16       150.48       132.48
20           38.88       33.12        31.68       28.08          60       224.64       173.52       158.40       139.68
21           39.60       33.12        32.40       28.08          61       236.88       183.60       167.04       147.60
22           40.32       33.12        32.40       28.08          62       249.84       194.40       176.40       155.52
23           41.04       33.12        33.12       28.80          63       263.52       205.92       185.76       164.88
24           41.76       33.12        33.12       28.80          64       277.92       218.16       196.56       174.24
25           42.48       33.12        33.84       28.80          65       293.04       231.12       207.36       184.32
26           44.64       34.56        35.28       30.24          66       308.88       245.52       218.88       195.84
27           46.08       36.00        36.72       30.96          67       326.16       260.64       231.84       207.36
28           48.24       37.44        38.16       32.40          68       344.16       276.48       244.80       220.32
29           50.40       38.88        39.60       33.84          69       363.60       293.76       259.92       234.72
30           52.56       40.32        41.04       35.28          70       383.76       312.48       275.76       249.84
31           54.72       42.48        43.20       36.72          71       405.36       332.64       293.04       266.40
32           57.60       43.92        44.64       38.16          72       429.12       354.24       312.48       284.40
33           59.76       46.08        46.80       39.60          73       452.88       376.56       332.64       303.84
34           62.64       48.24        48.96       41.76          74       478.80       401.04       354.96       325.44
35           65.52       50.40        51.12       43.20          75       505.44       426.96       378.72       348.48
36           68.40       52.56        53.28       45.36          76       532.80       454.32       403.20       372.96
37           72.00       54.72        55.44       47.52          77       561.60       483.12       430.56       399.60
38           75.60       57.60        58.32       49.68          78       591.84       514.80       459.36       429.12
39           79.20       60.48        60.48       51.84          79       624.24       547.92       491.04       460.80
                                                                 80       658.80       584.64       525.60       495.36

STATEMENT OF ADDITIONAL INFORMATION TABLE OF CONTENTS
GENERAL INFORMATION AND HISTORY ABOUT KANSAS CITY LIFE                                    1

ADDITIONAL CONTRACT INFORMATION                                                           1
    SPECIALIZED USES OF THE CONTRACT                                                      1
    INCONTESTABILITY                                                                      1
    SUICIDE EXCLUSION                                                                     1
    MISSTATEMENT OF AGE OR SEX                                                            1
    ASSIGNMENT                                                                            1
    REDUCED CHARGES FOR ELIGIBLE GROUPS                                                   2

ADDITIONAL PREMIUM INFORMATION                                                            2
    GENERALLY                                                                             2
    PLANNED PREMIUM PAYMENTS                                                              2
    PREMIUM PAYMENTS TO PREVENT LAPSE                                                     2

UNDERWRITERS                                                                              2
    UNDERWRITING REQUIREMENTS                                                             2
    SALE OF THE CONTRACT                                                                  3

PERFORMANCE DATA                                                                          3
    YIELDS AND TOTAL RETURNS                                                              3
    MONEY MARKET SUBACCOUNTS YIELDS                                                       4
    TOTAL RETURNS                                                                         4

OTHER INFORMATION                                                                         5
    RESOLVING MATERIAL CONFLICTS                                                          5
    MINIMUM GUARANTEED AND CURRENT INTEREST RATES                                         5
    LEGAL CONSIDERATIONS RELATING TO SEX-DISTINCT PREMIUMS AND BENEFITS                   6
    REPORT TO CONTRACT OWNERS                                                             6
    EXPERTS                                                                               6
    LEGAL MATTERS                                                                         6
    ADDITIONAL INFORMATION                                                                6
    FINANCIAL STATEMENTS                                                                  6

The Statement of Additional Information contains additional information about the Variable Account and Kansas City Life , including more information concerning compensation paid for the sale of Contracts. To learn more about the Contract, you should read the Statement of Additional Information dated the same date as this Prospectus. The Table of Contents for the Statement of Additional Information appears on the last page of this Prospectus. For a free copy of the Statement of Additional Information, to receive personalized illustrations of death benefits, net cash surrender values, and cash values, and to request other information about the Contract, please call 1-800-616-3670 or write to us at Kansas City Life Insurance Company, 3520 Broadway, P.O. Box 219364, Kansas City, Missouri 64121-9364.

The Statement of Additional Information has been filed with the SEC and is incorporated by reference into this Prospectus and is legally a part of this Prospectus. The SEC maintains an Internet website (http://www.sec.gov) that contains the Statement of Additional Information and other information about us and the Contract. Information about us and the Contract (including the Statement of Additional Information) may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC., or may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, 450 Fifth Street, NW, Washington, DC 2059-0102. Additional information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 942-8090.

Investment Company Act of 1940 Registration File No. 811-9080

                       KANSAS CITY LIFE INSURANCE COMPANY
                                  3520 BROADWAY
                                 P.O. BOX 219364
                        KANSAS CITY, MISSOURI 64121-9364
                                 (800) 616-3670

                       STATEMENT OF ADDITIONAL INFORMATION
                 KANSAS CITY LIFE VARIABLE LIFE SEPARATE ACCOUNT
          INDIVIDUAL FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE CONTRACT

This Statement of Additional Information contains information in addition to the information described in the Prospectus for the individual flexible premium variable life insurance contract (the "Contract") we offer. This Statement of Additional Information is not a Prospectus and you should read it only in conjunction with the Prospectus for the Contract and the prospectuses for the Funds. The Prospectus is dated the same as this Statement of Additional Information. You may obtain a copy of the Prospectus by writing or calling Kansas City Life at the address or phone number shown above.

      THE DATE OF THIS STATEMENT OF ADDITIONAL INFORMATION IS MAY 1, 2004.

STATEMENT OF ADDITIONAL INFORMATION TABLE OF CONTENTS
GENERAL INFORMATION AND HISTORY ABOUT KANSAS CITY LIFE                                 1

    ADDITIONAL CONTRACT INFORMATION                                                    1
    SPECIALIZED USES OF THE CONTRACT                                                   1
    INCONTESTABILITY                                                                   1
    SUICIDE EXCLUSION                                                                  1
    MISSTATEMENT OF AGE OR SEX                                                         1
    ASSIGNMENT                                                                         1
    REDUCED CHARGES FOR ELIGIBLE GROUPS                                                2

ADDITIONAL PREMIUM INFORMATION                                                         2
    GENERALLY                                                                          2
    PLANNED PREMIUM PAYMENTS                                                           2
    PREMIUM PAYMENTS TO PREVENT LAPSE                                                  2

UNDERWRITERS                                                                           2
    UNDERWRITING REQUIREMENTS                                                          2
    SALE OF THE CONTRACTS                                                              3

PERFORMANCE DATA                                                                       3
    YIELDS AND TOTAL RETURNS                                                           3
    MONEY MARKET SUBACCOUNT YIELDS                                                     4
    TOTAL RETURNS                                                                      4

OTHER INFORMATION                                                                      5
    RESOLVING MATERIAL CONFLICTS                                                       5
    MINIMUM GUARANTEED AND CURRENT INTEREST RATES                                      5
    LEGAL CONSIDERATIONS RELATING TO SEX-DISTINCT PREMIUMS PAYMENTS AND BENEFITS       6
    REPORT TO CONTRACT OWNERS                                                          6
    EXPERTS                                                                            6
    LEGAL MATTERS                                                                      6
    ADDITIONAL INFORMATION                                                             6
    FINANCIAL STATEMENTS                                                               6

GENERAL INFORMATION AND HISTORY ABOUT KANSAS CITY LIFE

Established in 1895 in Kansas City, Missouri, Kansas City Life Insurance Company serves policyholders in 48 states, except New Jersey, New York and Vermont. Kansas City Life offers a wide variety of product lines that include universal life, term life, interest sensitive whole life, annuities and group products. The company and its subsidiaries reach a wide range of markets with financial services that include insurance, investments and banking.

ADDITIONAL CONTRACT INFORMATION

SPECIALIZED USES OF THE CONTRACT
Because the Contract provides for an accumulation of cash value as well as a Death Benefit, the Contract can be used for various individual and business financial planning purposes. Purchasing the Contract in part for such purposes entails certain risks. For example, if the investment performance of Subaccounts to which Variable Account Value is allocated is poorer than expected or if sufficient Premiums are not paid, the Contract may lapse or may not accumulate enough value to fund the purpose for which you purchased the Contract. Partial surrenders and Contract loans may significantly affect current and future values and Proceeds. A loan may cause a Contract to lapse, depending upon Subaccount investment performance and the amount of the loan. Before purchasing a Contract for a specialized purpose, you should consider whether the long-term nature of the Contract is consistent with the purpose for which you are considering it. USING A CONTRACT FOR A SPECIALIZED PURPOSE MAY HAVE TAX CONSEQUENCES. (SEE "TAX CONSIDERATIONS" IN THE PROSPECTUS.)

INCONTESTABILITY
After the Contract has been in force during the Insured's lifetime for two years from the Contract Date (or less if required by state law), we may not contest it unless it lapses.

We will not contest any increase in the Specified Amount after the increase has been in force during the Insured's lifetime for two years following the effective date of the increase (or less if required by state law) unless the Contract lapses.

If a Contract lapses and is reinstated, we cannot contest the reinstated Contract after it has been in force during the Insured's lifetime for two years from the date of the reinstatement application (or less if required by state law) unless the Contract lapses.

SUICIDE EXCLUSION
If the Insured dies by suicide, while sane or insane, within two years of the Contract Date (or less if required by state law), the amount payable will be equal to the Contract Value less any Loan Balance.

If the Insured dies by suicide, while sane or insane, within two years after the effective date of any increase in the Specified Amount (or less if required by state law), the amount payable associated with such increase will be limited to the cost of insurance charges associated with the increase.

MISSTATEMENT OF AGE OR SEX
If it is determined that the Age or sex of the Insured as stated in the Contract is not correct, while the Contract is in force and the Insured is alive, we will adjust the Contract Value. The adjustment will be the difference between the following amounts accumulated at 4% interest annually (unless otherwise required by state law). The two amounts are:

(1) the cost of insurance deductions that have been made; and

(2) the cost of insurance deductions that should have been made.

If after the death of the Insured while this Contract is in force, it is determined the Age or sex of the Insured as stated in the Contract is not correct, the Death Benefit will be the net amount at risk that the most recent cost of insurance deductions at the correct Age and sex would have provided plus the Contract Value on the date of death (unless otherwise required by state law).

ASSIGNMENT
You may assign the Contract in accordance with its terms. In order for any assignment to bind us, it must be in writing and filed at the Home Office. When we receive a signed copy of the assignment, your rights and the interest of any Beneficiary (or any other person) will be subject to the assignment. We assume no responsibility for the validity or sufficiency of any assignment. An assignment is subject to any Indebtedness. We will send notices to any assignee we have on record concerning amounts required to be paid during a Grace Period in addition to sending these notices to you. An assignment may have tax consequences.

REDUCED CHARGES FOR ELIGIBLE GROUPS
We may reduce the sales and administration charges for Contracts issued to a class of associated individuals or to a trustee, employer or similar entity. We may reduce these charges if we anticipate that the sales to the members of the class will result in lower than normal sales or administrative expenses. We will make any reductions in accordance with our rules in effect at the time of the application. The factors we will consider in determining the eligibility of a particular group and the level of the reduction are as follows:

o    nature of the association and its organizational framework;

o    method by which sales will be made to the members of the class;

o facility with which Premiums will be collected from the associated individuals;

o    association's capabilities with respect to administrative tasks;

o    anticipated persistency of the Contract;

o    size of the class of associated individuals;

o    number of years the association has been in existence; and

o any other such circumstances which justify a reduction in sales or administrative expenses.

Any reduction will be reasonable, will apply uniformly to all prospective Contract purchases in the class and will not be unfairly discriminatory to the interests of any Contract holder.

ADDITIONAL PREMIUM INFORMATION

GENERALLY
Premium Payments must be made by check payable to Kansas City Life Insurance Company or by any other method that Kansas City Life deems acceptable. Kansas City Life may specify the form in which a premium payment must be made in order for the Premium to be in "good order." Ordinarily, a check will be deemed to be in good order upon receipt, although Kansas City Life may require that the check first be converted into federal funds. In addition, for a Premium to be received in "good order," it must be accompanied by all required supporting documentation, in whatever form required.

PLANNED PREMIUM PAYMENTS
Each Premium after the initial Premium must be at least $25. Kansas City Life may increase this minimum limit 90 days after sending the Owner a Written Notice of such increase. Subject to the limits described in the Prospectus, the Owner can change the amount and frequency of Planned Premium Payments by sending Written Notice to the Home Office. Kansas City Life, however, reserves the right to limit the amount of a Premium Payment or the total Premiums Payments paid, as discussed in the Prospectus.

PREMIUM PAYMENTS TO PREVENT LAPSE
Failure to pay Planned Premium Payments will not necessarily cause a Contract to lapse. Conversely, paying all Planned Premium Payments will not guarantee that a Contract will not lapse. The conditions that will result in the Owner's Contract lapsing will vary, as follows, depending on whether a Guaranteed Payment Period is in effect.

A. DURING THE GUARANTEED PAYMENT PERIOD. A grace period starts if on any Monthly Anniversary Day the Cash Surrender Value is less than the amount of the Monthly Deduction and the accumulated premiums paid as of the Monthly Anniversary Day are less than required to guarantee the Contract will not lapse during the Guaranteed Payment Period. The Premium required to keep the Contract in force will be an amount equal to the lesser of: (1) the amount to guarantee the Contract will not lapse during the Guaranteed Payment Period less the accumulated Premiums paid; and (2) an amount sufficient to provide a cash surrender value equal to three Monthly Deductions.

B. AFTER THE GUARANTEED PAYMENT PERIOD. A grace period starts if the Cash Surrender Value on a Monthly Anniversary Day will not cover the Monthly Deduction. A Premium sufficient to provide a cash surrender value equal to three Monthly Deductions must be paid during the grace period to keep the Contract in force.

UNDERWRITERS

UNDERWRITING REQUIREMENTS
Kansas City Life currently places Insureds into one of the 3 risk classes, based on underwriting: Standard Smoker, Standard Nonsmoker, or Preferred Nonsmoker. An Insured may be placed in a substandard risk class, which involves a higher mortality risk than the Standard Smoker or Standard Nonsmoker classes. In an otherwise identical Contract, an Insured in the standard risk class will have a lower cost of insurance rate than an

Insured in a substandard risk class. Standard Nonsmoker rates are available for Issue Ages 0-80. Standard Smoker and Preferred Nonsmoker rates are available for Issue Ages 15-80. Contracts with a specified amount of $500,000 and above currently are subject to a lower level of cost of insurance charges:

o The Preferred Nonsmoker risk class is generally only available if the Specified Amount equals or exceeds $100,000 Ages 15-49, and $50,000 Ages 50 and above. Preferred Insureds generally will incur lower cost of insurance rates than Insureds who are classified as nonsmokers.

o Nonsmoking Insureds will generally incur lower cost of insurance rates than Insureds who are classified as smokers. If an Insured does not qualify as a nonsmoker cost of insurance rates will remain as shown in the Contract. However, if the Insured does qualify as a nonsmoker, the cost of insurance rates will be changed to reflect the nonsmoker classification.

o We may place an Insured into a substandard risk class for a temporary period of time, due to occupation, avocation or certain types of health conditions. We also may place an Insured into a substandard risk class permanently. These permanent ratings can be reviewed after the policy has been inforce for 2 years.

SALE OF THE CONTRACTS
We offer the Contracts to the public on a continuous basis through Sunset Financial Services, Inc. ("Sunset Financial"). We anticipate continuing to offer the Contracts, but reserve the right to discontinue the offering.

Sunset Financial is responsible for distributing the Contracts pursuant to an Underwriting Agreement with us. Sunset Financial serves as principal underwriter for the Contracts. Sunset Financial, incorporated in the state of Washington on April 23, 1964, is a wholly owned subsidiary of Kansas City Life Insurance Company, and has its principal business address at P.O. Box 219365, Kansas City, Missouri 64121-9365. Sunset Financial is registered as a broker-dealer with the Securities and Exchange Commission under the Securities Exchange Act of 1934 (the "1934 Act"), and is a member of NASD, Inc. (the "NASD"). Sunset Financial is a member of the Securities Investor Protection Corporation.]

Sunset Financial offers the Contracts through its sales representatives. Sunset Financial may also enter into selling agreements with other broker-dealers for sales of the Contracts through their sales representatives. Sales representatives must be licensed as insurance agents and appointed by us.

We pay commissions to Sunset Financial for sales of the Contracts, which Sunset Financial shares with its sales representatives and also with broker-dealers who have entered into selling agreements.

Sunset Financial received sales compensation with respect to the Contracts in the following amounts during the periods indicated:

-----------------------------------------------------------------------------------------------
Fiscal Year       Aggregate Amount of        Aggregate Amount of Commissions Retained by
                  Commissions Paid to        Sunset Financial After Payments to its Registered
                  Sunset Financial*          Persons and Other Broker-Dealers
-----------------------------------------------------------------------------------------------
2001                $3,404,081.89                               $48,872.00
2002                $2,411,265.89                               $72,080.80
2003                $2,675,443.00                               $78,720.00
-----------------------------------------------------------------------------------------------

* Includes sales compensation paid to registered persons of Sunset Financial.

Sunset Financial passes through commissions it receives and does not retain any override as principal underwriter for the Contracts.

PERFORMANCE DATA

YIELDS AND TOTAL RETURNS
From time to time, we may advertise or include in sales literature historical performance data, including yields, effective yields, and annual total returns for the Subaccounts. These figures are based on historical earnings and do not indicate or project future performance. Effective yields and total returns for a Subaccount are based on the investment performance of the corresponding Portfolio of a Fund. A Portfolio's performance reflects the Portfolio's expenses. See the prospectuses for the Funds.

In advertising and sales literature, the performance of each Subaccount may be compared to the performance of other variable life insurance issuers in general or to the performance of particular types of variable life insurance investing in mutual funds, or investment series of mutual funds with investment objectives similar to each of the Subaccounts. Advertising and sales literature may also compare the performance of each Subaccount to the

Standard & Poor's Composite Index of 500 stocks, a widely used measure of stock performance. We may also report other information, including the effect of tax-deferred compounding on a Subaccount's investment returns, or returns in general, which may be illustrated by tables, graphs, or charts. All income and capital gains derived from Subaccount investments are reinvested and can lead to substantial long-term accumulation of assets, provided that the underlying Portfolio's investment experience is positive.

Performance information reflects only the performance of a hypothetical investment during the particular time period on which the calculations are based. Average annual total return figures are based on historical earnings and are not intended to indicate future performance. Performance information should be considered in light of the investment objectives and policies, characteristics and quality of the underlying Portfolio in which a Subaccount invests and the market conditions during the given time period, and should not be considered as a representation of what may be achieved in the future.

You also should refer to your personalized illustrations which illustrate variations of Contract Values, Cash Surrender Values and Death Benefits under your Contract.

MONEY MARKET SUBACCOUNT YIELDS
The current yield of the Federated Prime Money Fund II ("Money Market Subaccount") refers to the annualized investment income generated by an investment in the Money Market Subaccount over a specified seven-day period. The yield is calculated by assuming that the income generated for that seven-day period is generated each seven-day period over a 52-week period and is shown as a percentage of the investment; it is calculated in a manner which does not take into consideration any realized or unrealized gains or losses or income other than investment income on shares of the underlying Portfolio or on its portfolio securities.

This current annualized yield is computed by determining the net change (exclusive of realized gains and losses on the sale of securities and unrealized appreciation and depreciation and exclusive of income other than investment income) at the end of the seven-day period in the value of a hypothetical account under a Contract having a balance of one Accumulation Unit in the Money Market Subaccount at the beginning of the period, dividing the net change in Money Market Subaccount Value by the value of the hypothetical account at the beginning of the period to determine the base period return, and annualizing this quotient on a 365-day basis. The net change in account value reflects: (1) net investment income of the Portfolio attributable to the hypothetical account; and (2) "common" charges and deductions (as explained below) imposed under the Contract which are attributable to the hypothetical account.

The effective yield of the Money Market Subaccount determined on a compounded basis for the same seven-day period may also be quoted. The effective yield is calculated similarly but, when annualized, the income earned by an investment in the Subaccount is assumed to be reinvested. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment.

The Money Market Subaccount's yield is affected by changes in interest rates on money market securities, the average portfolio maturity of the underlying Portfolio, the types of quality of portfolio securities held by the underlying Portfolio, and the underlying Portfolio's operating expenses. During extended periods of low interest rates, the yields of the Money Market Subaccount (or any Subaccount investing in a money market portfolio) may also become extremely low and possibly negative. Yields on amounts held in the Money Market Subaccount may also be presented for periods other than a seven-day period.

TOTAL RETURNS
The total return of a Subaccount refers to return quotations assuming an investment under a Contract has been held in the Subaccount for various periods of time including, but not limited to, a period measured from the date the Subaccount commenced operations. For periods prior to the date a Subaccount commenced operations, performance information for Contracts funded by that Subaccount may also be calculated based on the performance of the corresponding Portfolio and the assumption that the Subaccount was in existence for the same periods as those indicated for the Portfolio, with the current level of Contract charges. The average annual total return quotations represent the average annual compounded rates of return that would equate an initial investment of $1,000 under a Contract to the value of that investment (reflecting only Common Charges, as described below) as of the last day of each of the periods for which total return quotations are provided. The ending date for each period for which total return quotations are provided will normally be for the most recent calendar quarter, considering the type and media of the communication and will be stated in the communication. Average annual total return information shows the average percentage change in the value of an investment in the Subaccount from the beginning date of the measuring period to the end of that period.

Until a Subaccount has been in operation for 1, 5, and 10 years, respectively, we will include quotes of average annual total return for the period measured from the Subaccount's inception. When a Subaccount has been in operation for 1, 5, and 10 years, respectively, the average annual total return for these periods will be provided.

Average annual total returns for other periods of time may, from time to time, also be disclosed. Average annual total return for the Subaccounts may include information for the period before any policies were registered under the Securities Act of 1933, from the inception of the Subaccounts, with the level of Contract charges currently in effect.

Average annual total returns reflect total underlying Portfolio expenses and certain Contract fees and charges assumed to apply to all Contract owners, including the mortality and expense risk charge ("Common Charges"). However, charges such as cost of insurance charges, which are based on certain factors, such as the Insured's age, sex, number of completed Contract years, Specified Amount, and risk class, and which therefore vary with each Contract, are not reflected in average annual total returns, nor are the premium expense charge or any charges assessed on surrender, partial surrender, or transfer ("Non-Common Charges"). IF NON-COMMON CHARGES WERE DEDUCTED, PERFORMANCE WOULD BE SIGNIFICANTLY LOWER.

Because of the charges and deductions imposed under a Contract, performance data for the Subaccounts will be lower than performance data for their corresponding Portfolios. The performance of a Subaccount will be affected by expense reimbursements and fee waivers applicable to the corresponding Portfolio. Without these reimbursements and waivers, performance would be lower.

PERFORMANCE FOR ANY GIVEN PAST PERIOD IS NOT AN INDICATION OR REPRESENTATION OF FUTURE PERFORMANCE. THE PERFORMANCE OF EACH SUBACCOUNT WILL FLUCTUATE ON A DAILY BASIS.

From time to time, sales literature or advertisements may also quote average annual total returns for periods prior to the date a Subaccount commenced operations. This performance information for the Subaccounts will be calculated based on the performance of the Portfolios and the assumption that the Subaccounts were in existence for the same periods as those indicated for the Portfolios, with the level of Common Charges currently in effect.

From time to time, sales literature or advertisements may also quote average annual total returns for the underlying Funds that reflect all underlying Fund fees and expenses, but do not reflect the deduction of Contract-level expenses (either Common Charges or Non-Common Charges). Because of the charges and deductions imposed under the Contract, performance data for the Subaccounts will be lower than performance data for their corresponding Funds.

OTHER INFORMATION

RESOLVING MATERIAL CONFLICTS
The Funds presently serve as the investment medium for the Contracts. In addition, the Funds are available to registered separate accounts of other insurance companies offering variable annuity and variable life insurance contracts.

We do not currently foresee any disadvantages to you resulting from the Funds selling shares to fund products other than the Contracts. However, there is a possibility that a material conflict of interest may arise between Contract Owners and the owners of variable contracts issued by other companies whose values are allocated to one of the Funds. Shares of some of the Funds may also be sold to certain qualified pension and retirement plans qualifying under
Section 401 of the Code. As a result, there is a possibility that a material conflict may arise between the interests of Owners or owners of other contracts (including contracts issued by other companies), and such retirement plans or participants in such retirement plans. In the event of a material conflict, we will take any necessary steps, including removing the Variable Account from that Fund, to resolve the matter. The Board of Directors of each Fund will monitor events in order to identify any material conflicts that may arise and determine what action, if any, should be taken in response to those events or conflicts. See the accompanying prospectuses of the Funds for more information.

MINIMUM GUARANTEED AND CURRENT INTEREST RATES
We guarantee to credit the Fixed Account Value with a minimum 4% effective annual interest rate. We intend to credit the Fixed Account Value with current rates in excess of the 4% minimum, but we are not obligated to do so. Current interest rates are influenced by, but don't necessarily correspond to, prevailing general market interest rates. We will determine current rates. You assume the risk that the interest we credit may not exceed the guaranteed rate. Since we anticipate changing the current interest rate from time to time, we will credit different allocations with different interest rates, based upon the date amounts are allocated to the Fixed Account. We may change the interest rate credited to allocations from Premiums or new transfers at any time. We will not change the interest rate more than once a year on amounts in the Fixed Account.

For the purpose of crediting interest, we currently account for amounts deducted from the Fixed Account on a last-in, first-out ("LIFO") method. We may change the method of crediting from time to time, provided that such changes do not have the effect of reducing the guaranteed rate of interest below 4%. We may also shorten the period for which the interest rate applies to less than a year (except for the year in which an amount is received or transferred).

LEGAL CONSIDERATIONS RELATING TO SEX-DISTINCT PREMIUM PAYMENTS AND BENEFITS Cost of insurance rates for Contracts generally distinguish between males and females. Thus, Premium Payments and benefits under Contracts covering males and females of the same Age will generally differ. (In some states, the cost of insurance rates don't vary by sex.)

We also offer Contracts that don't distinguish between male and female rates where required by state law. Employers and employee organizations considering purchase of a Contract should consult with their legal advisers to determine whether purchase of a Contract based on sex-distinct cost of insurance rates is consistent with Title VII of the Civil Rights Act of 1964 or other applicable law. We will make available to such prospective purchasers Contracts with cost of insurance rates that don't distinguish between males and females.

REPORTS TO CONTRACT OWNERS
At least once each Contract Year, we will send you a report showing updated information about the Contract since the last report, including any information required by law. We will also send you an annual and semi-annual report for each Fund or Portfolio underlying a Subaccount to which you have allocated Contract Value. This will include a list of the securities held in each Fund, as required by the 1940 Act. In addition, we will send you written confirmation of all Contract transactions.

EXPERTS
KPMG
Suite 1600
1000 Walnut
Kansas City, MO 64106

The consolidated financial statements of Kansas City Life Insurance Company as of December 31, 2003 and 2002 and for each of the years in the three-year period ended December 31, 2003, and the statement of net assets of the Variable Account as of December 31, 2003 and the related statements of operations for the year ended December 31, 2003 and statements of changes in net assets for each of the years in the two-year period ended December 31, 2003, except those individual series operating for portions of such period as disclosed in the financial statements and financial highlights for each of the years in the three-year period ended December 31, 2003, have been included herein in reliance upon the report of KPMG LLP, independent certified public accountants, appearing elsewhere herein, and upon the authority of said firm as experts in accounting and auditing.

Mark A. Milton, Senior Vice President and Actuary of Kansas City Life, has examined actuarial matters in this Prospectus.

LEGAL MATTERS
Sutherland Asbill & Brennan LLP of Washington, D.C. has provided legal advice on certain matters relating to the federal securities laws. William A. Schalekamp, General Counsel of Kansas City Life has passed on matters of Missouri law pertaining to the Contracts, including our right to issue the Contracts and our qualification to do so under applicable laws and regulations.

ADDITIONAL INFORMATION
We have filed a registration statement under the Securities Act of 1933 with the SEC relating to the offering described in this prospectus. This Prospectus does not include all the information set forth in the registration statement. The omitted information may be obtained at the SEC's principal office in Washington, D.C. by paying the SEC's prescribed fees.

FINANCIAL STATEMENTS
The following financial statements for Kansas City Life are included in this Statement of Additional Information:

o    consolidated balance sheet as of December 31, 2003 and 2002; and

o related consolidated statements of income, stockholders' equity and cash flows for each of the years in the three-year period ended
     December 31, 2003.

The following financial statements for the Variable Account are included in this Statement of Additional Information:

o    statement of net assets as of December 31, 2003; and

o related statement of operations for the year ended December 31, 2003, statements of changes in net assets for each of the years in the two-year period ended December 31, 2003, except those individual series operating for portions of such period as disclosed in the financial statements, and financial highlights for each of the years in the three-year period ended December 31, 2003.

Kansas City Life's financial statements should be distinguished from financial statements of the Variable Account. You should consider Kansas City Life's financial statements only as an indication of Kansas City Life's ability to meet its obligations under the Contracts. You should not consider them as having an effect on the investment performance of the assets held in the Variable Account.

                                FINANCIAL SECTION

          MANAGEMENT'S REPORT ON RESPONSIBILITY FOR FINANCIAL REPORTING

Management of Kansas City Life Insurance Company and its subsidiaries (the Company) is responsible for the is responsible for the preparation and integrity of the consolidated financial statements and other financial information contained in this Annual Report on Form 10-K. The consolidated financial statements are prepared in accordance with accounting principles generally accepted in the United States of America, and where necessary, include estimates and judgment of management.

Management is responsible for ensuring that these financial statements are not misstated due to material fraud or error. The Company has established and maintains a system of internal control to provide efficient and effective operations, reasonable assurance as to the integrity and reliability of the financial statements, and proper financial disclosure and protection of assets. Qualified personnel in the Company maintain and monitor these internal controls on an ongoing basis for compliance.

The Audit Committee of the Board of Directors, composed solely of outside directors, meets as required but not less than quarterly with the independent auditors, management and internal audit. Each has free and separate access to the Committee. The Committee reviews audit procedures, scope and findings, and the adequacy of the Company's financial reporting.

The independent auditors, KPMG LLP, are elected by the Board of Directors to audit the financial statements and render an opinion thereon. Management has made all corporate records and related data available to the independent auditors. Furthermore, management believes that all representations made to the independent auditors were valid and appropriate.

   /s/ R. Philip Bixby                            /s/ Tracy W. Knapp
   -------------------                            ------------------------------
   R. Philip Bixby                                Tracy W. Knapp
   President and CEO                              Senior Vice President, Finance

   MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF
                                   OPERATIONS

Management's Discussion and Analysis of Financial Condition and Results of Operations analyzes the consolidated financial condition, changes in financial position and results of operations for the three years ended December 31, 2003 of Kansas City Life Insurance Company and its consolidated subsidiaries. The discussion should be read in conjunction with the Consolidated Financial Statements and Notes. All dollar amounts are in thousands except share data.

OVERVIEW

Kansas City Life Insurance Company (the Company) is a financial services company. The Company offers a full line of traditional, interest sensitive, and variable life and annuity insurance products, in addition to a wide variety of group life and group accident and health insurance products; and is licensed in 48 states and the District of Columbia. The Company's principal subsidiaries are Sunset Life Insurance Company of America (Sunset Life) and Old American Insurance Company (Old American). Sunset Life is a full line life insurance and annuity carrier and is licensed in 43 states and the District of Columbia. Old American, which specializes in final expense insurance for seniors, is licensed in 46 states and the District of Columbia. The Company offers investment products and broker dealer services through its subsidiary Sunset Financial Services, Inc. (SFS) for both its proprietary and non-proprietary variable insurance products and mutual funds. The Company offers banking services through its subsidiary Generations Bank, such as deposit accounts, loans and internet banking.

ACQUISITION

On June 30, 2003, the Company purchased all of the issued and outstanding common stock of GuideOne Life Insurance Company (GuideOne) from GuideOne Financial Group, Inc. and GuideOne Mutual Company. The purchase price of the acquisition was $59.4 million, and added $393.1 million in assets on the acquisition date. The financial position and results of operations of GuideOne have been included in the Consolidated Financial Statements using the purchase method of accounting since July 1, 2003. As of October 1, 2003, GuideOne was merged into the operations of Kansas City Life Insurance Company. For segment reporting purposes, GuideOne is included in the Kansas City Life Insurance Company - Individual Insurance Segment.

The acquisition of GuideOne expanded the scope of the Company's individual insurance business, including the introduction of new marketing opportunities through an exclusive marketing arrangement with the independent general agents of the GuideOne Mutual Company (property casualty insurance carrier and former parent). The Company will also benefit from efficiencies and improved economies of scale in terms of managing and administering the acquired insurance business.

CAUTIONARY STATEMENT ON FORWARD-LOOKING INFORMATION

This report reviews the Company's financial condition and results of operations, and historical information is presented and discussed. Where appropriate, factors that may affect future financial performance are also identified and discussed. Certain statements made in this report include "forward-looking statements" that fall within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include any statement that may predict, forecast, indicate or imply future results, performance or achievements instead of historical facts and may contain words like "believe," "expect," "estimate," "project," "forecast," "anticipate," "plan," "will," "shall," and other words, phrases or expressions with similar meaning.

Forward-looking statements are subject to known and unknown risks, uncertainties and other factors that may cause actual results to differ materially from those contemplated by the forward-looking statements. Factors that could cause the Company's future results to differ materially from expected results include, but are not limited to:

   o Changes in general economic conditions, including the performance of financial markets and interest rates;

   o Increasing competition, which may affect the Company's ability to sell its products;

   o Customer and agent response to new products, distribution channels and marketing initiatives;

   o Fluctuations in experience regarding current mortality, morbidity, persistency and interest rates relative to expected amounts used in pricing the Company's products;

   o Changes in assumptions related to deferred acquisition costs and the value of business acquired;

   o Regulatory, accounting or tax changes that may affect the cost of, or the demand for, the Company's products or services;

   o Unanticipated changes in industry trends and ratings assigned by nationally recognized rating organizations.

The Company cannot give assurances that such statements will prove to be correct. Given these risks and uncertainties, investors should not place undue reliance on forward-looking statements as a prediction of actual results.

CRITICAL ACCOUNTING POLICIES AND ESTIMATES

The accounting policies below have been identified as critical to the understanding of the results of operations and financial position. The application of these critical accounting policies in preparing the financial statements requires management to use significant judgments and estimates concerning future results or other developments, including the likelihood, timing or amount of one or more future transactions. Actual results may differ from these estimates under different assumptions or conditions. On an ongoing basis, estimates, assumptions and judgments are evaluated based on historical experience and various other information believed to be reasonable under the circumstances. For a detailed discussion of other significant accounting policies, see Note 1 - Summary of Significant Accounting Policies in the
Notes to Consolidated Financial Statements.

RECOGNITION OF REVENUES
Premiums for traditional life insurance products are reported as revenue when due. Traditional insurance products include whole life, term life, immediate annuities and supplementary contracts with life contingencies.

Premiums on accident and health, disability and dental insurance are reported as earned over the contract period. A reserve is provided for the portion of premiums written which relates to unexpired terms of coverage.

Deposits relate to insurance products that include universal life, variable life, variable annuities, fixed annuities and deposit products without life contingencies. The cash flows from deposits are credited to policyholder account balances. Deposits are not recorded as revenue, but revenues from such contracts consist of amounts assessed against policyholder account balances for mortality, policy administration and surrender charges, and are recognized in the period in which the services are provided.

SALES OR NEW BUSINESS PRODUCTION
The Company measures its sales or new business production with two components: new premiums recorded and new deposits received. Premiums and deposits are subdivided into two categories: new and renewal. New premiums and deposits are a measure of sales or new business production. Renewal premiums and deposits occur as continuing business from existing customers.

FUTURE POLICY BENEFITS AND POLICYHOLDER ACCOUNT BALANCES
The Company establishes liabilities for amounts payable under insurance policies, including traditional life insurance, annuities and accident and health insurance. Generally, amounts are payable over an extended period of time and the profitability of the products is dependent on the assumptions used in the pricing of the products. Principal assumptions used in pricing policies and in the establishment of liabilities for future policy benefits are mortality, morbidity, expenses, persistency, investment returns and inflation. Differences between actual experience and assumptions used in the pricing of these policies and in the establishment of liabilities may result in variability of net income.

Policyholder account balances include universal life insurance, deferred annuity contracts and investment-type contracts. The account balances for universal life contracts are equal to cumulative premiums, less contract charges, plus interest credited. The account balances for deferred annuities and investment contracts are equal to the cumulative deposits less any applicable contract charges plus interest credited. The profitability of these products is also dependent on principal assumptions similar to traditional insurance products, and differences between actual experience and pricing assumptions may result in variability of net income.

DAC AND VOBA
Deferred acquisition costs (DAC), principally agent commissions and other selling, selection and issue costs, which vary with and are directly related to the production of new business, are capitalized as incurred. These deferred costs are then amortized in proportion to future premium revenues or the expected future profits of the business, depending upon the type of product. Profit expectations are based upon assumptions of future interest spreads, mortality margins, expense margins and policy and premium persistency experience. These assumptions involve judgment and are compared to actual experience on an ongoing basis. If it is determined that the assumptions related to the profit expectations for interest sensitive and variable insurance products should be revised, the impact of the change is reported in the current period's income as an unlocking adjustment.

When new business is acquired, a portion of the purchase price is allocated to a separately identifiable intangible asset, called the value of business acquired
(VOBA). VOBA is established as the actuarially determined present value of future gross profits of the business acquired and is amortized in proportion to future premium revenues or the expected future profits, depending on the type of business acquired. Similar to DAC, the assumptions regarding future experience can affect the carrying value of VOBA, including interest spreads, mortality, expense margins and policy and premium persistency experience. Significant changes in these assumptions can impact the carrying balance of VOBA and produce changes that must be reflected in the current period's income as an unlocking adjustment.

INVESTMENTS
The Company's principal investments are in fixed maturity securities, mortgage loans and real estate; all of which are exposed to three primary sources of investment risk: credit, interest rate and liquidity. The fixed maturity securities, which are all classified as available for sale, are carried at their fair value in the Company's balance sheet. The investment portfolio is monitored regularly to ensure that investments which may be other than temporarily impaired are identified in a timely fashion and properly valued, and that impairments are charged against earnings as realized investment losses. The valuation of the investment portfolio involves a variety of assumptions and estimates, especially for investments that are not actively traded. Fair values are obtained from a variety of external sources.

As a part of the valuation process, the Company regularly evaluates the quality of the investment portfolio. There are inherent risks and uncertainties involved in this evaluation process. Changes in circumstances and critical assumptions such as, but not limited to, a weak economy or market sector, economic downturns or unforeseen events which affect one or more companies, industry sectors or countries, could result in impairments to either an individual investment or a sector. Additionally, in the normal course of business certain investments may suffer market price deterioration due to a wide variety of factors. To the extent that management believes that these fluctuations represent other than temporary declines in value, or that it is more likely than not that all of the contractual cash flows will not be received, the value of the investment is written down by charging a realized investment loss against income.

INCOME TAXES
Deferred income taxes are recorded on the differences between the tax bases of assets and liabilities and the amounts at which they are reported in the consolidated financial statements. Recorded amounts are adjusted to reflect changes in income tax rates and other tax law provisions as they become enacted.

CONSOLIDATED RESULTS OF OPERATIONS

In 2003, the Company's net income decreased $16.8 million from the prior year, to a total of $14.8 million. Net income per share declined 53% in 2003 to $1.24, compared with $2.63 for 2002 and $2.49 for 2001. The decline in net income is attributable to three factors. The first and largest factor was the increase in realized investment losses, which were primarily the result of credit difficulties in three industry sectors: airlines, energy and telecommunications. Second, the DAC amortization expense increased over the prior year due to a more favorable positive DAC unlocking adjustment in 2002 than in 2003. Third, an increase in home office operating expenses was due primarily to increased pension costs.

Net income, excluding the effects of realized investment losses and related tax effects, declined 22% to $33.8 million in 2003, compared to $43.4 million in 2002 and $40.2 million in 2001.

SALES
The Company's measure of sales is new premiums and deposits. Premiums are included in insurance revenues in the Consolidated Statements of Income, while deposits are shown in the Consolidated Statements of Cash Flows. The first table below reconciles the premiums included in insurance revenues and provides detail by new and renewal business, with new premiums detailed by product. The second table reconciles deposits with the Consolidated Statements of Cash Flows and provides detail by new and renewal deposits, with new deposits detailed by product.

The Company is experiencing the industry trends away from equity products and towards products with fixed rate guarantees. New premiums increased 85% or $31 million in 2003 over the prior year, following a 70% increase in 2002. This growth was primarily due to immediate annuities, which increased 280% in 2003 and 238% in 2002 and reflects the Company's and industry's trend towards fixed rate guarantees. New premiums for individual life insurance were up slightly in 2003. In 2003, group accident and health insurance new premiums were flat. Group life insurance was up 36% as the Company attained a sizable new group early in the year. In 2002, new premiums for group accident and health insurance were up 158% over 2001, reflecting a new marketing arrangement to sell dental products. Additionally, the new individual accident and health insurance is the result of the GuideOne acquisition in 2003.

                                                2003       %        2002       %        2001
                                             ----------          ----------          ----------
New premiums
    Individual life insurance                $   12,247     3    $   11,847    (1)   $   11,933
    Immediate annuities                          36,569   280         9,612   238         2,841
    Group life insurance                          1,952    36         1,437    16         1,244
    Group accident and health insurance          12,833     -        12,811   158         4,971
    Individual accident and health insurance      2,610     -             -     -             -
                                             ----------          ----------          ----------
       Total new premiums                        66,211    85        35,707    70        20,989
Renewal premiums                                144,460    (3)      148,996    (4)      155,406
                                             ----------          ----------          ----------
Total premiums                               $  210,671    14    $  184,703     5    $  176,395
                                             ==========          ==========          ==========

New deposits increased 42% or $58 million in 2003 over the prior year, following a 39% increase in 2002. In 2003, the growth was driven by fixed annuities, variable annuities and universal life insurance; offset by a decrease in variable universal life insurance. In 2002, the growth was driven by flexible annuities and universal life insurance, with a decrease in both variable annuities and variable universal life insurance. The growth in both 2003 and 2002 was primarily the result of the Company expanding its distribution through independent general agents.

                                                2003        %       2002        %       2001
                                             ----------          ----------          ----------
New deposits
    Universal life insurance                 $    9,448    19    $    7,947    47    $    5,398
    Variable universal life insurance             3,093   (58)        7,316   (52)       15,356
    Flexible annuities                          145,057    45       100,148   160        38,517
    Variable annuities                           38,293    68        22,795   (43)       40,137
                                             ----------          ----------          ----------
       Total new deposits                       195,891    42       138,206    39        99,408
Renewal deposits                                142,198     6       133,904    (2)      136,970
                                             ----------          ----------          ----------
Total deposits                               $  338,089    24    $  272,110    15    $  236,378
                                             ==========          ==========          ==========

INSURANCE REVENUES
Insurance revenues consist of premiums and contract charges, less reinsurance ceded. Insurance revenues were up 10% or $24.8 million in 2003 at $271.8 million, while 2002 was essentially flat over 2001. Premiums were up 14% and 5%, for 2003 and 2002, respectively, and reflect the Company's and industry's trend towards fixed rate guarantee products. Contract charges earned in 2003 increased due to the addition of GuideOne's portfolio of universal life and deferred annuity products. Prior to 2003, contract charges had decreased due to a reduction in policy expense loads assessed against policyholder account balances. Reinsurance ceded has increased from $36.3 million in 2001 to $43.2 million in 2002 and $48.8 million in 2003. The Company has expanded its use of reinsurance over the past few years. In addition, the GuideOne acquisition accounted for 64% of the growth in reinsurance premiums in 2003.

The volatile equity markets of the recent past have influenced consumers' preferences to shift from variable products to interest sensitive products and more traditional life and annuity insurance products as consumers continue to balance their safety and return objectives. As the investment markets continue to experience volatility and as consumers' sophistication and awareness regarding the financial markets increases, so too does their desire to have a wide portfolio of potential products from which to choose. Variable insurance products allow policyholders to participate in both the equity and fixed income markets; interest sensitive insurance products combine safety of principal with enhanced and competitive interest returns; while traditional insurance products stress safety of principal and growth over time.

Insurance revenues may be affected by the persistency of policyholders, which may be influenced by economic conditions as well as competitive forces, and fluctuations in mortality experience. The Company's persistency and mortality experience have been within expectations.

INVESTMENT REVENUES
Net investment income rose slightly in 2003 to $194.8 million, an increase of $0.5 million over 2002, but lower than the 2001 total of $203.1 million. These declines resulted from reduced portfolio yields due to historically low reinvestment rates. At year-end 2003, short-term investments were $71.8 million or 2% of investments; while at year-end 2002 short-term investments were $186.8 million or 6% of investments. In 2003, the Company's short-term holdings decreased as a result of the purchase of longer-term investments and the acquisition of GuideOne.

Realized investment losses increased over the past three years from $15.7 million in 2001 to $18.2 million in 2002 and $29.3 million in 2003. The following table provides detail concerning realized investment gains and losses over the three years ended December 31.

REALIZED INVESTMENT GAINS AND LOSSES            2003          2002           2001
                                             ---------      ---------      ---------
Gross gains resulting from:
   Sales of investment securities            $   9,467      $   9,809      $  17,971
   Investment securities called                  2,469          2,148            359
   Sales of real estate                          9,107          8,644          2,559
                                             ---------      ---------      ---------
     Total gross gains                          21,043         20,601         20,889
                                             ---------      ---------      ---------
Gross losses resulting from:
   Sales of investment securities              (20,443)       (19,216)       (16,132)
   Write-downs of investment securities        (29,824)       (18,200)       (18,054)
   Investment securities called                   (839)        (1,012)        (2,548)
   Other investment losses                         (96)          (783)          (511)
                                             ---------      ---------      ---------
     Total gross losses                        (51,202)       (39,211)       (37,245)
Amortization of deferred acquisition costs         879            370            608
                                             ---------      ---------      ---------
Realized investment losses                   $ (29,280)     $ (18,240)     $ (15,748)
                                             =========      =========      =========

The following table provides credit quality information on fixed maturity securities as determined by one of the nationally recognized ratings firms as of December 31, 2003.

                                                            % of
     Investment              Amortized         Fair         Fair
      Quality                  Cost            Value        Value
      -------                  ----            -----        -----
Investment grade          $   2,524,383   $    2,602,640     92
Below investment grade          206,229          211,845      8
                          -------------   --------------
                          $   2,730,612   $    2,814,485
                          =============   ==============

The following table provides asset class detail of the investment portfolio. Investment securities represented 79% of the entire investment portfolio, up from 72% in 2002. The increase in the proportion of investment securities was primarily due to the GuideOne acquisition and the reinvestment of short-term investments.

PERCENT OF INVESTED ASSETS                      2003                 2002
                                          -------------         -------------
                                               Amount      %        Amount       %
                                          -------------  -----  -------------  -----
Fixed maturity securities                 $   2,814,485   77    $   2,141,439   70
Equity securities                                63,808    2           57,587    2
Mortgage loans                                  456,656   13          463,150   15
Real estate                                     112,691    3           93,008    3
Policy loans                                    114,420    3          108,551    4
Short-term                                       71,823    2          186,770    6
Other                                               903    -            4,484    -
                                          -------------         -------------
     Total                                $   3,634,786   100   $   3,054,989   100
                                          =============  =====  =============  =====

The portfolio had unrealized gains, net of related taxes, of $57.4 million at year-end 2003. The portfolio is broadly diversified across sectors and a variety of measures have been employed to manage the portfolio's credit and interest rate risks, as discussed later in this document in Item 7A - Quantitative and Qualitative Disclosures About Market Risk.

During the past three years, the bond and equity markets have been adversely affected by large bankruptcy filings, defaults by companies within certain industries and broad sector difficulties combined with a stressed economy. Among the industry sectors that were particularly affected were airlines, energy and telecommunications.

In identifying securities exhibiting distressed features, many factors are considered, including but not limited to, changes in market values, an analysis of the borrower, its industry, independent valuation services, collateral value, past due principal payments or other violations of the contracts and other subsequent developments. Special attention is placed on any investment security that is deemed to be in a distressed position for a period greater than six months. Once past the six month period, the Company extensively reviews the investment security to determine if the decline in fair value is other than temporary. When a decline in the fair value of an investment security is determined to be other than temporary, a reduction to fair value is taken as a realized investment loss. The amortized cost of the security is adjusted to fair value at the time of the impairment.

Mortgage loans comprise 13% of the investment portfolio, down from 15% at the end of 2002. Approximately 94% of the mortgages are commercial loans on industrial warehouses and office properties. None of the loans have been restructured nor have there been any loans in foreclosure over the past two years. Prepayments rose in both 2003 and 2002 due to the lower interest rate environment. The portfolio's estimated fair value exceeded its carrying value by $21.6 million as of year-end 2003. The Company does not hold mortgage loans of any borrower that exceeds 5% of stockholders' equity.

Real estate investments have represented approximately 3% of the investment portfolio over the past two years. Real estate investments consist principally of office buildings, shopping center joint ventures, industrial warehouses that are both in use and under development, and investments in affordable housing properties. The real estate properties' estimated fair value is well above the carrying value. Real estate sales generated $9.0 million in net gains this year, compared to $8.4 million and $2.0 million in 2002 and 2001, respectively.

OPERATING EXPENSES
Insurance operating expenses in 2003 grew 4% over 2002, primarily due to increased pension costs. The corporate pension plan experienced lower investment performance during the past two years, as the available market yields and reinvestment rates were lower. This resulted in increased pension expense during 2003. Operating expenses in 2001 included $17.6 million in litigation expense. Excluding the litigation expense, there was only a slight increase in operating expenses in 2002 over 2001.

DEFERRED ACQUISITION COSTS (DAC) AND VALUE OF BUSINESS ACQUIRED (VOBA)
DAC and VOBA balances are continually monitored as to recoverability and the assumptions used. Unlocking adjustments may result from the analysis and change of key assumptions. DAC unlocking adjustments, which have reduced amortization, have occurred in each of the last three years: 2003 -- $1.8 million, 2002 -- $8.4 million and 2001 -- $5.9 million. The amortization of DAC in 2003 was $30.9 million, $23.8 million in 2002 and $27.8 million in 2001.

The amortization of VOBA was $7.0 million in 2003, $7.2 million in 2002 and $7.6 million in 2001. Additionally, VOBA was established in 2003 at $38.0 million from the acquisition of GuideOne.

INCOME TAXES
In 2003, the Company recorded an income tax benefit resulting primarily from three factors. The first was reduced pretax income due to significant realized investment losses. The second was the reversal of taxes accrued related to a recently closed tax year. The third was the effect of affordable housing tax credits which are applied to current period income. The Company has long benefited from its participation with affordable housing tax credits, and participates in several joint ventures that render these credits.

In 2002 and 2001, the Company's effective income tax rates were 17% and 5%, respectively. In both periods, the effective income tax rates were impacted by affordable housing tax credits, the reversal of income taxes accrued in prior years and the reversal of taxes related to closed tax years. In addition, the 2001 pre-tax income was lower because of litigation expense.

OPERATING RESULTS BY SEGMENT

The Company manages its performance through four business segments: the individual insurance business of Kansas City Life's parent company, the group insurance operation in the parent company, and its two life insurance subsidiaries: Sunset Life and Old American. The following describes and analyzes the financial performance of each of these four segments. Refer to Note 8 -- Segment Information in the Notes to the Consolidated Financial Statements.

KANSAS CITY LIFE INSURANCE COMPANY - INDIVIDUAL INSURANCE
This segment's direct insurance revenues (total insurance revenues excluding reinsurance ceded) are primarily derived from premiums on traditional insurance products, principally term life and immediate annuities; and contract charges on interest sensitive insurance products; namely universal life, flexible annuities and variable life and annuities. In 2003, this segment received 45% of its direct insurance revenues from premiums on traditional products, up from 32% in the prior year. This increase was attributable to an increase in premiums from immediate annuities, as identified in the table below, which was due to additional sales through new independent general agents and the consumer preference towards fixed rate products. Contract charges accounted for just over 55% of direct insurance revenues, down from 68% in 2002 due to the increase in 2003 premiums. All of these products are marketed through a nationwide sales force of independent general agents. This segment is central to the Company's overall performance since it generated 74% of consolidated net income in 2003 and 50% of consolidated net income in 2002. Consolidated revenues from customers totaled 51% in 2003 and 42% in 2002. Non-insurance subsidiaries are included in this segment, but they are not material to results of the segment.

Premium information is provided in the table below. New premiums increased by 209% or $28.7 million in 2003, following a 101% increase in 2002. Growth in both periods was primarily due to immediate annuities, which are the result of previously mentioned trends and brokerage markets. Although new premiums for individual life insurance were down slightly in 2003, the 19% increase in renewal premiums was due to individual life insurance, primarily from the GuideOne acquisition.

                                                2003        %        2002        %       2001
                                              --------     ---     --------     ---    ---------
New premiums
    Individual life insurance                 $  4,080      (3)    $  4,215       5    $   4,027
    Immediate annuities                         35,765     275        9,530     237        2,826
    Individual accident and health insurance     2,610       -            -       -            -
                                              --------             --------            ---------
       Total new premiums                       42,455     209       13,745     101        6,853
Renewal premiums                                29,359      19       24,612      (2)      25,150
                                              --------             --------            ---------
Total premiums                                $ 71,814      87     $ 38,357      20    $  32,003
                                              ========             ========            =========

Deposit information is provided in the table below. New deposits increased 54% or $63 million in 2003, following a 25% increase in 2002. In 2003, the growth was driven by universal life insurance, flexible annuities, and variable annuities; offset with a decrease in variable universal life insurance. In 2002, the growth was driven by flexible annuities and universal life insurance, with a decrease in both variable annuities and variable universal life insurance. Deposit growth primarily resulted from expanded distribution through independent general agents. Improved market returns influenced the increase in variable annuity deposits in 2003.

                                                 2003        %       2002         %      2001
                                              ---------           ---------           ----------
New deposits
    Universal life insurance                  $   6,727     39    $    4,847     94   $    2,493
    Variable universal life insurance             3,093    (58)        7,316    (52)      15,356
    Flexible annuities                          131,611     60        82,058    129       35,843
    Variable annuities                           38,293     68        22,795    (43)      40,137
                                              ---------           ---------           ----------
       Total new deposits                       179,724     54       117,016     25       93,829
Renewal deposits                                111,374      8       103,537     (1)     104,222
                                              ---------           ----------          ----------
Total deposits                                $ 291,098     32    $  220,553     11   $  198,051
                                              =========           ==========          ==========

Insurance revenues, excluding the reduction for reinsurance ceded, rose 33% in 2003 and 4% in 2002. The increases were due to insurance premiums, contract charges and the addition of GuideOne.

Net investment income grew 4% this year and declined 1% from two years ago. Investment income is driven by changes in both interest rates and asset levels. Declining rates, as was experienced in 2003 and 2002, can be overcome by increases in asset levels, as was the case in 2003. The additional assets generated from the increase in annuity sales, as discussed above both in terms of premiums and deposits, combined with the GuideOne acquisition, contributed to the large asset level growth which offset the decline in rates.

Policy benefits increased in this segment, reflecting the GuideOne acquisition and an increase from immediate annuities. Policy benefits (reserve increases) on immediate annuities with life contingencies will increase nearly as much as the premium.

The amortization of deferred acquisition costs has fluctuated over the past three years due to unlocking adjustments for assumption changes, which reflect the emergence of actual profit margins that were better than assumed. These unlocking adjustments reduced the amortization of deferred acquisition costs as follows: $1.3 million in 2003, $5.9 million in 2002, and $0.6 million in 2001.

Net income in this segment fell by 30% compared with 2002, and is less than half of what it was two years ago. The decrease is primarily due to increased realized investment losses over the past two years and the increased DAC amortization expense from a more favorable DAC unlocking adjustment in 2002 than in 2003.

KANSAS CITY LIFE INSURANCE COMPANY - GROUP INSURANCE
The Company offers several insurance products in the group segment: dental, short- and long-term disability, group life, and the reintroduced stop loss business in the fourth quarter of 2003. Also, this segment offers administrative claim paying services, now marketed as KCL Benefit Solutions. These products are sold through third party marketing arrangements in addition to the nationwide sales force of independent general agents and group brokers. In 2003, the group segment generated 19% of the Company's insurance group brokers revenues, down from 23% in 2002. The segment generated net losses in each of the past three years, largely due to deterioration in benefit ratios in specific product lines and reduced revenues.

Premium information is provided in the table below. New premiums were up 4% in 2003, following an increase of 129% in 2002. In 2003, the growth in new premiums for disability insurance have been offset by a decline in new premiums for dental insurance. Group life new premiums grew in 2003 due to the addition of a sizeable group in early 2003. Group dental insurance new premiums fluctuated as a new marketing arrangement was added in 2002 and another was terminated in 2003.

Total group premiums declined 9% in 2003 compared with 2002. The decline was attributable to three factors. First, the loss of a significant third party marketing arrangement at the end of 2002, which largely affected renewal dental and administrative services revenue. Second, in 2002, the Company entered into a new third party marketing arrangement that provided an increase in new dental premiums in 2002. However, at December 31, 2003 the Company discontinued this marketing arrangement, as the claims results were greater than anticipated. Third, in 2003, the Company entered into a new third party marketing arrangement that produced growth in disability insurance premiums. Administrative services revenues have been negatively impacted by changes in marketing arrangements.

                                                 2003       %        2002        %       2001
                                              ---------    ---    ----------    ---   ----------
New premiums
    Group life insurance                      $   1,952     36    $    1,437     16   $    1,244
    Group dental insurance                        9,034    (24)       11,909    205        3,910
    Group disability insurance                    2,930    314           707    (13)         808
    Other group insurance                           869    346           195    (23)         253
                                              ---------           ----------          ----------
       Total new premiums                        14,785      4        14,248    129        6,215
Renewal premiums                                 41,481    (13)       47,874     (5)      50,624
                                              ---------           ----------          ----------
       Total group premiums                      56,266     (9)       62,122      9       56,839
Administrative services revenues                  2,582    (41)        4,353    (18)       5,311
                                              ---------           ----------          ----------
       Total direct revenues                     58,848    (11)       66,475      7       62,150
Reinsurance ceded                                (6,648)    28        (5,211)     9       (4,761)
                                              ---------           ----------          ----------
       Total segment revenues                 $  52,200    (15)   $   61,264      7   $   57,389
                                              =========           ==========          ==========

The Company markets its group products primarily to small and mid-size organizations, often through other business partners such third party marketers. Sales from these other business partners can disproportionately skew results. Occasionally these business partners may change insurance company providers due to their search for changes in service, product variability, or reduced costs. Also, the Company assesses each group customer's profitability, claims ratios and other factors for potential to achieve positive results. Therefore, the results of the group segment have been impacted from occasional changes in business partners and affiliations with specific group customers.

Policy benefit payments and related operating expenses outstripped the revenues generated from premium receipts. As such, two of these arrangements in 2003 and 2002, in both the dental and administrative services products, resulted in reduced profits to this segment. New business partners have provided, and are being sought that will provide, improved results in the future.

SUNSET LIFE INSURANCE COMPANY OF AMERICA
Sunset Life markets term life insurance and universal life and annuity products to individuals through a nationwide sales force of independent general agents. Approximately 23% of its direct insurance revenues in 2003 and 20% in 2002 have been derived from traditional life insurance premiums, primarily term and annuity insurance products. This segment produced 6% of consolidated revenues from customers in 2003, 7% in 2002 and 9% in 2001. Sunset Life recorded 35% of consolidated net income in 2003 and 33% in 2002. Sunset Life recorded net income of $5.2 million in 2003, down from $10.5 million in 2002 due to increased realized investment losses and reduced investment income.

Total customer revenues declined steadily over the three years, largely due to the reinsurance of 80% of Sunset Life's insurance in force. Sunset Life's direct insurance revenues declined 2% in 2003 and 3% in 2002. However, life insurance premiums in 2003 grew 7% over the two year period since 2001. Contract charges, principally from universal life business, declined 5% in 2003 and 7% versus 2001 reflecting declining business volume.

Premium and deposit information is provided in the tables below. New premiums were up 128% or $0.8 million, a result of the increased sales of immediate annuities and an 8% increase in individual life insurance. Sunset Life's immediate annuity new premium growth reflects the growth trend of fixed rate guarantee products. New premiums in 2002 were down 18% from the prior year, as a result of decline in individual life insurance. Renewal premiums have been essentially flat for the three year period.

New deposits in 2003 were down 24%, due to lower sales in both universal life insurance and flexible annuities. However, 2003 results followed the high sales year of 2002 which experienced an increase of 280% over 2001, primarily from flexible annuity sales. Renewal deposits were essentially flat over the three year period.

                                                 2003       %       2002       %       2001
                                               --------    ---    --------    ---    --------
New premiums
    Individual life insurance                  $    551      8    $    511    (28)   $    709
    Immediate annuities                             804    880          82    447          15
                                               --------           --------           --------
       Total new premiums                         1,355    128         593    (18)        724
Renewal premiums                                  5,403     (2)      5,504     (1)      5,580
                                               --------           --------           --------
Total premiums                                 $  6,758     11    $  6,097     (3)   $  6,304
                                               ========           ========           ========

                                                 2003       %       2002       %       2001
                                               --------    ---    --------    ---    --------
New deposits
    Universal life insurance                   $  2,721    (12)   $  3,100      7   $   2,905
    Flexible annuities                           13,446    (26)     18,090    577       2,674
                                               --------           --------           --------
       Total new deposits                        16,167    (24)     21,190    280       5,579
Renewal deposits                                 30,824      2      30,367     (7)     32,748
                                               --------           --------           --------
Total deposits                                 $ 46,991     (9)   $ 51,557     35   $  38,327
                                               ========           ========           ========

Net investment income declined 9% in 2003 and 12% over the past two years. This reflected the historically low yields available for new investments, significant holdings of short-term investments during 2003, with a modest decline in asset levels. At year-end 2003, short-term investments represented 2% of total investments, down from 11% a year ago. Additionally, realized investment losses were $6.3 million in 2003, $3.0 million in 2002 and $2.3 million in 2001.

Policy benefit ratios (policy benefits divided by total revenues excluding realized investment gains) rose to 55% in 2001, declined to 50% in 2002, and then increased to 51% in 2003, as presented in the table below, and reflects fluctuations in mortality experience. At year-end 2001, a significant block of business was reinsured. As a result, the amortization of deferred acquisition costs declined significantly due to the unlocking of assumptions related to the reinsurance. Subsequently, in both 2002 and 2003 the level of amortization returned to previous levels.

                                                      2003           2002          2001
                                                    ---------      --------      --------
Total revenue                                       $  39,180      $ 47,464      $ 55,833
Realized investment gains/(losses)                     (6,258)       (3,029)       (2,299)
                                                    ---------      --------      --------
Revenue excluding realized
     investment gains/(losses)                         45,438        50,493        58,132

Total benefits                                         23,291        25,212        31,860
                                                    =========      ========      ========

Policy benefit ratio                                       51%           50%           55%

Insurance operating expenses declined 5% versus 2002 and were dramatically less than 2001, due to litigation costs incurred in the fourth quarter of 2001. Sunset Life's operating expenses continue to decline over time, due to improved operating efficiencies.

OLD AMERICAN INSURANCE COMPANY
The Old American segment sells final expense insurance products nationwide through its general agency system, using direct response marketing to supply agents with leads in their exclusive territories. Old American produced 25% of consolidated customer revenues in 2003, down from 28% in both 2002 and 2001. Old American also recorded 18% of consolidated net income in 2003 and 22% in 2002, down from 30% in 2001.

Premium information is provided in the table below. New premiums were up 7% in 2003, which follows a 2002 decline in sales of 1%. Renewal premiums have decreased by 4% in both 2003 and 2002. New premiums rose in 2003, reflecting an improvement in higher quality sales leads and increased agent retention.

                                                2003       %       2002       %      2001
                                              --------    ---    --------    ---   ---------
New premiums                                  $  7,616     7     $  7,121    (1)   $   7,197
Renewal premiums                                68,217    (4)      71,006    (4)      74,052
                                              --------           --------          ---------
Total premiums                                $ 75,833    (3)    $ 78,127    (4)   $  81,249
                                              ========           ========          =========

Net investment income declined 3% in 2002 and 14% in 2003, due to historically low yields available for new investments, significant holdings of short-term investments with a modest decline in asset levels. Short-term investments represented 5% of total investments this year-end compared with 16% at last year-end. Realized investment losses equaled $4.3 million and $1.9 million in 2003 and 2002, respectively. Investment gains of $0.7 million were realized in 2001.

Policy benefit ratios (policy benefits divided by total revenues excluding realized investment gains) were largely unchanged over the three years, as identified in the table below. Net income totaled $9.1 million in 2001 and declined to $7.0 million in 2002 and $2.7 million in 2003. These declines were largely the result of realized investment losses.

                                                       2003           2002           2001
                                                     --------       --------       --------
Total revenue                                        $ 78,941       $ 87,194       $ 90,280
Realized investment gains/(losses)                     (4,268)        (1,903)           686
                                                     --------       --------       --------
Revenue excluding realized
     investment gains/(losses)                         83,209         89,097         89,594

Total benefits                                         48,678         51,367         51,649
                                                     ========       ========       ========

Policy benefit ratio                                       59%            58%            58%

LIQUIDITY AND CAPITAL RESOURCES

CAPITAL RESOURCES
The Company considers existing capital resources to be more than adequate to support the current level of business activities.

The following table shows the capital adequacy for the Company for the past two years.

                                            2003             2002
                                        ------------      -----------
Total assets less separate accounts     $  4,247,221      $ 3,622,498
Total stockholders' equity                   644,438          597,497
Ratio of stockholders' equity
   to assets less separate accounts               15%              16%

The ratio of equity to assets less separate accounts has remained relatively constant. Net unrealized gains on available for sale securities, which are included as a part of stockholders' equity, increased $82.8 million and $41.0 million in 2003 and 2002, respectively, reflecting lower interest rates and improving credit markets.

The Company's statutory equity exceeds the minimum capital deemed necessary to support its insurance business, as determined by the risk based capital calculations and guidelines established by the National Association of Insurance Commissioners. The maximum stockholder dividends that can be paid out of stockholders' equity in 2004 without prior approval of the Missouri Director of Insurance are $102.0 million -- the statutory gain from operations.

Stockholders' equity per share, or book value, equaled $54.04 for year-end 2003, an 8% increase for the year. The stock repurchase program was extended by the Board of Directors through 2003 to permit the purchase of up to one million of the Company's shares on the open market, which would represent approximately 8% of the shares currently outstanding. No shares were purchased under this program during 2003.

LIQUIDITY
The Company, and each insurance subsidiary, meets liquidity requirements primarily through positive cash flows from its operations. The Company has sufficient sources of liquidity to satisfy operational requirements. Primary sources of cash flow are premiums, other insurance considerations and deposits, receipts for policyholder accounts, investment sales and maturities, investment income and access to credit from other financial institutions. The principle uses of cash are for the insurance operations, including the purchase of investments, payments of insurance benefits, operating expenses, withdrawals from policyholder accounts, costs related to acquiring new business, dividends and income taxes.

Cash provided from operations in each of the three years ended 2003, 2002 and 2001 was $94.1 million, $48.8 million and $42.1 million, respectively. Net cash used in investing activities was $258.0 million in 2003, $144.1 million in 2002 and $147.6 million in 2001, reflecting increased investment purchases. These funds were generated principally from net policyholder deposits, the result of higher sales. Also, during 2003, the Company used $59.4 million in the purchase of GuideOne.

The Company's investing activity increased during 2003, as interest rates increased in the second half of the year. The Company's new investments totaled $1.4 billion during 2003, up from $1.0 billion in 2002 and $1.1 billion in 2001. The Company has placed, on average, $1.1 billion in new investments over the past three years. Approximately 33% of the securities portfolio was sold, called or matured in each of the past two years. During 2003, the Company had several sales of real estate investments which resulted in realized gains. The Company continually seeks real estate investment opportunities to bolster its investment portfolio and as a tax credit strategy in affordable housing projects.

Net cash provided from financing activities was $169.2 million in 2003, $94.2 million in 2002 and $90.6 million in 2001, for an average of $118.0 million over the three years. This increase is primarily the result of policyholder deposits net of withdrawals of $157.3 million in 2003, $118.3 million in 2002 and $58.6 million in 2001. The increase in 2003 and 2002 reflects increased sales activity. Net borrowings in each of the three years presented was $34.4 million in 2003, $0.5 million in 2002 and $55.3 million in 2001.

Asset and liability maturities and yields are closely managed and exposure to changing interest rates is minimized so that funds will be available as needed to meet future policyholder obligations. Cash flow testing is performed to ensure sufficient interest spreads are earned.

This information excludes net proceeds from variable insurance products. These proceeds are partitioned into separate accounts and are not held in the Company's general investments because the policyholders, rather than the Company, assume the underlying investment risks.

DEBT AND SHORT-TERM BORROWING
The Company and certain subsidiaries have access to borrowing capacity through their membership affiliation with the Federal Home Loan Bank. At year-end, outstanding balances under this agreement totaled $111.6 million in maturities of less than one year. The primary purpose for these borrowings is to insure access to liquidity. This is accomplished through the purchase of highly liquid marketable securities from the proceeds of these borrowings.

The Company established a two-year note payable for $2.0 million associated with the GuideOne purchase, due in June, 2005. During the fourth quarter, the Company converted certain real estate joint ventures to tenants in common real estate ownership. As such, outstanding borrowings of $18.4 million were added to the Company's liabilities. The Company has two construction loans related to investment properties totaling $1.0 million.

The Company has unsecured revolving lines of credit of $60 million with two major commercial banks with no balances outstanding.

CONTRACTUAL OBLIGATIONS
The following table presents payments due by period for long-term contractual obligations as of December 31, 2003:

    CONTRACTUAL OBLIGATIONS                                                               2009 and
     (amounts in millions)           Total         2004       2005-2006     2007-2008    Thereafter
---------------------------------  ------------  ----------- ------------- ------------ -------------
Borrowings (1)                     $     133.7   $    115.0  $        9.7  $       6.8  $        2.2
Operating lease obligations (2)            8.1          1.6           2.8          2.5           1.2
Purchase obligations (3)                   0.7          0.7             -            -             -
Insurance liabilities (4)                585.0         35.7          63.3         52.9         433.1
                                   ------------  ----------- ------------- ------------ -------------
Total contractual obligations      $     727.5   $    153.0  $       75.8  $      62.2  $      436.5
                                   ============  =========== ============= ============ =============

(1) Borrowings include long-term and short-term debt as described in the previous section - Debt and short-term borrowing.

(2) As a lessee the Company leases its mainframe computer and some related support equipment. The Company is also a lessee of an office building with a 20-year lease begun in 1989 with two five- year renewal options. In 1998, the Company assigned the interest in the lease to a third party for the remainder of the lease period.

(3) Purchase obligations include contracts where the Company has a non-cancelable commitment to purchase goods and services.

(4) Insurance liabilities include contracts with and without life contingencies, which have scheduled payouts -- single premium immediate annuities, supplementary contracts and structured settlements.

QUANTITATIVE AND QUALITATIVE DISCLOSURES ABOUT MARKET RISK

The Company holds a diversified portfolio of investments that includes cash, bonds, preferred stocks, mortgage-backed securities, commercial mortgages and real estate. Each of these investments is subject, in varying degree, to market risks that can affect their return and their fair value. A majority of these assets are debt instruments of corporations or U.S. Government Sponsored Enterprises (GSE) and are considered fixed income investments. Thus, the primary market risks affecting the Company's portfolio are interest rate risk, credit risk and liquidity risk.

Interest rate risk arises from the price sensitivity of investments to changes in interest rates. Coupon and dividend income represent the greatest portion of an investment's total return for most fixed income instruments in stable interest rate environments. The changes in the fair market price of such investments are inversely related to changes in market interest rates. As interest rates fall, the coupon and dividend streams of existing fixed rate investments become more valuable and market values rise. As interest rates rise, the opposite effect occurs.

Interest rates fell during 2003, causing the Company's investment portfolio to increase in value. In addition, credit spreads tightened during the year, also improving the value of the portfolio. At year-end 2003, the fair value of the securities exceeded its book value by $85.5 million.

Due to the complex nature of interest rate movements and their uneven effects on the value of fixed income investments, the Company uses sophisticated computer programs to help consider potential changes in the value of the portfolio. Assuming that changes occur equally over the entire term structure of interest rates or yield curve, it is estimated that a 100 basis point increase in rates would translate to a $137.3 million loss of market value for the $2.9 billion securities portfolio. Conversely, a 100 basis point rate decrease translates to a $136.2 million increase in market value.

Market changes rarely follow a linear pattern in one direction for any length of time. Within any diversified portfolio, an investor will likely find embedded options, both puts and calls, that change the structure of the cash flow stream. Mortgage-backed securities are particularly sensitive to interest rate changes. As long-term interest rates fall, homeowners become more likely to refinance their mortgage or move up to a larger home, causing a prepayment of the outstanding mortgage principal, which must then be reinvested at a lower rate. Should interest rates rise suddenly, prepayments expected by investors may decrease, extending the duration of a mortgage pool. This represents a further interest rate risk to investors.

As interest rates rise, policyholders may become more likely to surrender policies or to borrow against cash values, often to meet sudden needs in an inflationary environment or to invest in higher yielding opportunities elsewhere. This risk of disintermediation may force the Company to liquidate parts of its portfolio at a time when the fair market value of fixed income investments is falling. If interest rates fall, the Company may also be forced to invest new cash receipts at levels below the minimum guaranteed rates payable to policyholders, eroding profit margins. The Company can usually adapt to small sudden changes in interest rates, or even large changes that occur over longer periods of time. Cash flow may increase or decrease over the course of the business cycle. Therefore, the Company takes steps to ensure that adequate liquidity is available to meet obligations in a timely manner. To this end, the Company maintains lines of credit with commercial banks and other short-term borrowing arrangements with financial institutions.

The majority of the Company's investments are exposed to varying degrees of credit risk. Credit risk is the risk that the value of the investment may decline due to deterioration in the financial strength of the issuer, and that the timely payment of principal or interest might not occur.

Over the past three years, credit defaults in the marketplace have increased significantly relative to historical norms. The increase in the default rate has been attributed to several factors, including the economic slowdown experienced by the U.S. economy, the increased use of leverage by corporate issuers, fraud and adverse legal judgments against corporations, among others. A default by a rated issuer usually involves some loss of principal to the investor, as evidenced by the write-downs taken by the Company. Information about the write-down of investment securities is provided in the table of Realized Investments Gains and Losses, under the section Consolidated Results of Operations in Item 7 -- Management's Discussion and Analysis. Losses can be mitigated by timely sales of affected securities or by active involvement in a restructuring process. However, there can be no assurance that the efforts of an investor will lead to favorable outcomes in a bankruptcy or restructuring.

The Company mitigates credit risk by diversifying the investment portfolio across a broad range of issuers, investment sectors and security types, and by limiting the amount invested in any particular entity. With the exception of certain GSE's, there is no exposure to any single issuer greater than one percent of assets on a book value basis. The Company also invests in securities carrying a lien against physical assets. These securities can improve the likelihood of payment according to contractual terms and increase recovery amounts in the case of bankruptcy or restructuring.

The Company currently holds $72.8 million of foreign bonds. The foreign securities do not expose the Company directly to foreign currency risk as the securities are denominated in U.S. dollars. As a result, the foreign currency risk lies with the issuer of the securities and may expose them to fluctuations in the foreign currency market.

The Company has used derivatives as a proper risk management tool to mitigate identifiable risks for a specific period of time under specific conditions. The Company does not engage in trading derivatives for speculative purposes.

The table below details the nature of expected cash flows from the securities portfolio, including the cash flows from mortgage-backed securities pools and callable corporate bonds and commercial mortgages. Calls and prepayments represent the principal amount expected to return to the Company. Total principal equals invested cash scheduled to return in each year, including maturities, calls, sinking funds and prepayments.

                         EXPECTED CASH FLOWS
                        (amounts in millions)

                                                                                              There-       Total          Fair
                                       2004       2005        2006       2007       2008       after      Principal      Value
                                      ------     ------      ------     ------     ------     -------     ---------     --------
Corporate bonds currently callable    $   30     $    -      $    -     $    5     $    3     $    17     $      55     $    58
       Average interest rate            6.25%         -%          -%      7.12%      8.02%       6.71%         7.17%
Mortgage-backed securities and CMO's     313        204         130         71         39         151           908       1,070
       Average interest rate            3.55%      4.48%       5.10%      5.37%      5.49%       5.46%         4.53%
All other securities                     156        102         116         85        122       1,197         1,778       1,750
       Average interest rate            4.73%      6.70%       8.56%      7.10%      6.38%       6.59%         6.74%
                                      ------     ------      ------     ------     ------     -------     ---------     -------
     Investment securities               499        306         246        161        164       1,365         2,741       2,878
       Average interest rate            4.08%      5.22%       6.73%      6.34%      6.20%       6.47%         6.02%
Mortgages                                135         98          69         22         15         115           454         478
  Average interest rate                 7.72%      7.88%       7.61%      7.28%      7.14%       7.30%         7.39%
                                      ------     ------      ------     ------     ------     -------     ---------     -------
     Total                            $  634     $  404      $  315     $  183     $  179     $ 1,480     $   3,195     $ 3,356
       Average interest rate            4.86%      5.87%       6.92%      6.45%      6.28%       6.53%         6.21%

                    REPORT OF INDEPENDENT AUDITORS

TO THE BOARD OF DIRECTORS AND STOCKHOLDERS
KANSAS CITY LIFE INSURANCE COMPANY

We have audited the accompanying consolidated balance sheets of Kansas City Life Insurance Company and subsidiaries (the Company) as of December 31, 2003 and 2002, and the related consolidated statements of income, stockholders' equity, and cash flows for each of the years in the three-year period ended December 31, 2003. In connection with our audits of the consolidated financial statements, we also have audited financial statement schedules I-IV. These consolidated financial statements and financial statement schedules are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements and financial statement schedules based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Kansas City Life Insurance Company and subsidiaries as of December 31, 2003 and 2002, and the results of their operations and their cash flows for each of the years in the three-year period ended December 31, 2003, in conformity with accounting principles generally accepted in the United States of America. Also in our opinion, the related financial statement schedules, when considered in relation to the basic consolidated financial statements taken as a whole, present fairly, in all material respects, the information set forth therein.

/s/KPMG LLP
-----------
KPMG LLP

Kansas City, Missouri
February 12, 2004

                       KANSAS CITY LIFE INSURANCE COMPANY
                           CONSOLIDATED BALANCE SHEETS
                    (amounts in thousands, except share data)

                                                                                       December 31
                                                                                       -----------
                                                                               2003                  2002
                                                                          ---------------       ---------------
ASSETS
Investments:
     Fixed maturities available for sale, at fair value
            (amortized cost:  2003 - $2,730,612; 2002 - $2,137,667)       $     2,814,485       $     2,141,439
     Equity securities available for sale, at fair value
            (cost: 2003 - $62,203; 2002 - $58,728)                                 63,808                57,587
     Mortgage loans                                                               456,656               463,150
     Real estate                                                                  112,691                93,008
     Policy loans                                                                 114,420               108,551
     Short-term investments                                                        71,823               186,770
     Other investments                                                                903                 4,484
                                                                          ---------------       ---------------
            Total investments                                                   3,634,786             3,054,989

Cash                                                                               20,029                14,645
Accrued investment income                                                          39,132                36,465
Receivables, net                                                                    9,181                 6,850
Property and equipment, net                                                        32,981                36,013
Deferred acquisition costs                                                        241,057               246,286
Value of business acquired                                                        106,334                75,322
Reinsurance recoverable                                                           151,577               140,214
Other assets                                                                       12,144                11,714
Separate account assets                                                           304,691               244,862
                                                                          ---------------       ---------------
            Total assets                                                  $     4,551,912       $     3,867,360
                                                                          ---------------       ---------------

LIABILITIES
Future policy benefits:
     Life insurance                                                       $       829,500       $       769,597
     Accident and health                                                           42,614                42,036
Policyholder account balances                                                   2,239,223             1,784,634
Policy and contract claims                                                         33,012                28,906
Other policyholder funds                                                          101,084               106,683
Notes payable                                                                     133,670                97,241
Income taxes                                                                       36,918                15,539
Other liabilities                                                                 186,762               180,365
Separate account liabilities                                                      304,691               244,862
                                                                          ---------------       ---------------
            Total liabilities                                                   3,907,474             3,269,863
                                                                          ---------------       ---------------

STOCKHOLDERS' EQUITY
Common stock, par value $1.25 per share
     Authorized 36,000,000 shares,
            issued 18,496,680 shares                                               23,121                23,121
Additional paid in capital                                                         23,310                22,605
Retained earnings                                                                 688,800               686,847
Accumulated other comprehensive income (loss)                                      23,418               (24,437)
Less treasury stock, at cost (2003 - 6,572,087 shares;
     2002 - 6,500,497 shares)                                                    (114,211)             (110,639)
                                                                          ---------------       ---------------
            Total stockholders' equity                                            644,438               597,497
                                                                          ---------------       ---------------

            Total liabilities and stockholders' equity                    $     4,551,912       $     3,867,360
                                                                          ---------------       ---------------

          See accompanying Notes to Consolidated Financial Statements.

                       KANSAS CITY LIFE INSURANCE COMPANY
                        CONSOLIDATED STATEMENTS OF INCOME
                    (amounts in thousands, except share data)

                                                                      Year Ended December 31
                                                                      ----------------------
                                                             2003              2002              2001
                                                        -------------     --------------    --------------
REVENUES
Insurance revenues:
     Premiums                                           $     210,671     $      184,703    $      176,395
     Contract charges                                         110,006            105,520           107,370
     Reinsurance ceded                                        (48,830)           (43,223)          (36,295)
                                                        -------------     --------------    --------------
            Total insurance revenues                          271,847            247,000           247,470
Investment revenues:
     Net investment income                                    194,763            194,235           203,091
     Realized investment losses                               (29,280)           (18,240)          (15,748)
Other revenues                                                  8,300             15,140            12,428
                                                        -------------     --------------    --------------
            Total revenues                                    445,630            438,135           447,241
                                                        -------------     --------------    --------------

BENEFITS AND EXPENSES
Policyholder benefits                                         208,102            187,460           183,084
Interest credited to policyholder account balances             92,278             87,587            87,396
Amortization of deferred acquisition costs
     and value of business acquired                            37,908             30,969            35,344
Operating expenses                                             98,111             94,298           109,877
                                                        -------------     --------------    --------------
            Total benefits and expenses                       436,399            400,314           415,701
                                                        -------------     --------------    --------------

Income before income tax expense (benefit)                      9,231             37,821            31,540

Income tax expense (benefit)                                   (5,562)             6,272             1,618
                                                        -------------     --------------    --------------

NET INCOME                                              $      14,793     $       31,549    $       29,922
                                                        -------------     --------------    --------------

Basic and diluted earnings per share:
     Net income                                         $        1.24     $         2.63    $         2.49
                                                        -------------     --------------    --------------

          See accompanying Notes to Consolidated Financial Statements.

                       KANSAS CITY LIFE INSURANCE COMPANY
                 CONSOLIDATED STATEMENTS OF STOCKHOLDERS' EQUITY
                    (amounts in thousands, except share data)

                                                                        Year Ended December 31
                                                                        ----------------------
                                                               2003              2002             2001
                                                          --------------    --------------   --------------
COMMON STOCK, beginning and end of year                   $       23,121    $       23,121   $       23,121
                                                          --------------    --------------   --------------
ADDITIONAL PAID IN CAPITAL
Beginning of year                                                 22,605            21,744           20,109
Excess of proceeds over cost of treasury stock sold                  705               861            1,635
                                                          --------------    --------------   --------------
     End of year                                                  23,310            22,605           21,744
                                                          --------------    --------------   --------------
RETAINED EARNINGS
Beginning of year                                                686,847           668,255          651,324
Net income                                                        14,793            31,549           29,922
Stockholder dividends of $1.08 per share
     (2002 - $1.08; 2001 - $1.08)                                (12,840)          (12,957)         (12,991)
                                                          --------------    --------------   --------------
     End of year                                                 688,800           686,847          668,255
                                                          --------------    --------------   --------------

ACCUMULATED OTHER COMPREHENSIVE
     INCOME (LOSS)
Beginning of year                                                (24,437)          (38,806)         (55,280)

Other comprehensive income                                        47,855            14,369           16,474
                                                          --------------    --------------   --------------
     End of year                                                  23,418           (24,437)         (38,806)
                                                          --------------    --------------   --------------

TREASURY STOCK, at cost
Beginning of year                                               (110,639)         (108,630)        (107,020)
Cost of 96,472 shares acquired
     (2002 - 67,470 shares; 2001 - 71,054 shares)                 (3,925)           (2,535)          (2,692)
Cost of 24,882 shares sold
     (2002 - 37,025 shares; 2001 - 76,205 shares)                    353               526            1,082
                                                          --------------    --------------   --------------
     End of year                                                (114,211)         (110,639)        (108,630)
                                                          --------------    --------------   --------------
TOTAL STOCKHOLDERS' EQUITY                                $      644,438    $      597,497   $      565,684
                                                          --------------    --------------   --------------

          See accompanying Notes to Consolidated Financial Statements.

                       KANSAS CITY LIFE INSURANCE COMPANY
                      CONSOLIDATED STATEMENTS OF CASH FLOWS
                             (amounts in thousands)

                                                                       Year Ended December 31
                                                                       ----------------------
                                                               2003              2002             2001
                                                          --------------    --------------   --------------
OPERATING ACTIVITIES
Net income                                                $       14,793   $        31,549      $    29,922
Adjustments to reconcile net income to
     net cash provided by operating activities:
        Amortization of investment premium (discount)              4,287              (641)             601
        Depreciation                                              12,949             5,916            5,181
        Acquisition costs capitalized                            (29,575)          (27,868)         (27,916)
        Amortization of deferred acquisition costs                30,915            23,813           27,766
        Amortization of value of business acquired                 6,993             7,156            7,578
        Realized investment losses                                29,280            18,240           15,748
        Changes in assets and liabilities:
           Legal settlement liability                                  -           (16,965)          16,295
           Future policy benefits                                 21,031            (4,316)          (1,337)
           Policyholder account balances                          29,390            41,111              531
           Income taxes payable and deferred                     (17,237)           (2,271)          (4,036)
        Other, net                                                (8,679)          (26,961)         (28,239)
                                                          --------------    --------------   --------------
        Net cash provided                                         94,147            48,763           42,094
                                                          --------------    --------------   --------------

INVESTING ACTIVITIES
Purchases of investment securities:
     Fixed maturities                                         (1,251,481)         (788,919)        (884,654)
     Equity securities                                            (4,279)           (5,598)          (5,116)
Sales of investment securities:
     Fixed maturities                                            188,849           359,375          661,134
     Equity securities                                            17,036             9,986           17,289
Maturities and principal paydowns of investment securities:
     Fixed maturities                                            725,589           364,984          187,673
     Equity securities                                             8,771             6,925           16,088
Purchases of other investments                                   (72,386)         (149,627)        (185,392)
Sales, maturities and principal paydowns of other investments    183,161            79,805           51,215
Net additions to property and equipment                             (969)          (21,029)          (1,878)
Insurance business acquired or disposed                          (52,264)                -           (4,000)
                                                          --------------    --------------   --------------
        Net cash used                                           (257,973)         (144,098)        (147,641)
                                                          --------------    --------------   --------------

FINANCING ACTIVITIES
Proceeds from borrowings                                          35,061            59,562          102,589
Repayment of borrowings                                             (634)          (59,100)         (47,330)
Deposits on policyholder contracts                               338,089           272,110          236,378
Withdrawals from policyholder account balances                  (180,801)         (153,814)        (177,758)
Net transfers to separate accounts                                (9,427)          (14,856)         (38,957)
Change in other deposits                                           2,629             4,409           28,662
Cash dividends to stockholders                                   (12,840)          (12,957)         (12,991)
Disposition (acquisition) of treasury stock, net                  (2,867)           (1,148)              25
                                                          --------------    --------------   --------------
        Net cash provided                                        169,210            94,206           90,618
                                                          --------------    --------------   --------------

Increase (decrease) in cash                                        5,384            (1,129)         (14,929)
Cash at beginning of year                                         14,645            15,774           30,703
                                                          --------------    --------------   --------------

        Cash at end of year                               $       20,029    $       14,645   $       15,774
                                                          --------------    --------------   --------------

          See accompanying Notes to Consolidated Financial Statements.

                       KANSAS CITY LIFE INSURANCE COMPANY
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                    (amounts in thousands, except share data)

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

BUSINESS
Kansas City Life Insurance Company and its subsidiaries (the Company) is a Missouri domiciled stock life insurance company which, with its subsidiaries, is licensed to sell insurance products in 49 states and the District of Columbia. The Company offers a diversified portfolio of individual insurance, annuity and group products.

INSURANCE COMPANY ACQUISITION
On June 30, 2003, the Company acquired all of the issued and outstanding stock of GuideOne Life Insurance Company (GuideOne) from GuideOne Financial Group, Inc. and GuideOne Mutual Company. The purchase price of the acquisition was $59.4 million and added $393.1 million in assets on the acquisition date, including an identifiable intangible asset called VOBA of $38.0 million. The financial position and results of operations of GuideOne have been included in these financial statements on a GAAP basis using the purchase method of accounting since July 1, 2003. As of October 1, 2003, GuideOne was merged into Kansas City Life Insurance Company. For segment reporting purposes, GuideOne is included in the Kansas City Life - Individual segment.

GuideOne has not prepared historical financial statements in conformity with generally accepted accounting principles. Accordingly, historical information is not available from which to develop pro forma results of operations for the past two years.

BASIS OF PRESENTATION
The accompanying consolidated financial statements have been prepared on the basis of accounting principles generally accepted in the United States of America (GAAP) and include the accounts of Kansas City Life Insurance Company and its subsidiaries, principally Sunset Life Insurance Company of America (Sunset Life) and Old American Insurance Company (Old American). All material intercompany accounts and transactions have been eliminated in consolidation. Certain amounts in prior years have been reclassified to conform with the current year presentation.

USE OF ESTIMATES
The preparation of the consolidated financial statements requires management of the Company to make estimates and assumptions relating to the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the consolidated financial statements, and the reported amounts of revenue and expenses during the period. These estimates are inherently subject to change and actual results could differ from these estimates. Included among the material (or potentially material) reported amounts and disclosures that require extensive use of estimates are deferred acquisition costs, value of business acquired, future policy benefits, policy and contract claim liabilities and the fair value of certain invested assets.

INVESTMENTS
Short-term investments are stated at cost, adjusted for amortization of premium and accrual of discount. Securities available for sale are stated at fair value. Unrealized gains and losses on securities available for sale are reduced by deferred income taxes and related adjustments to deferred acquisition costs and the value of business acquired, and are included in accumulated other comprehensive income. The Company reviews and analyzes its securities on an ongoing basis. Based upon these analyses, specific security values are written down to fair value through earnings as a realized investment loss if the security's impairment in value is considered to be other than temporary. Premiums and discounts on fixed maturity securities are amortized over the life of the related security as an adjustment to yield using the effective interest method.

Mortgage loans are stated at cost, adjusted for amortization of premium and accrual of discount, less an allowance for probable losses. A loan is considered impaired if it is probable that contractual amounts due will not be collected. The allowance for probable losses is based upon historical impairment experience, including an estimate of probable impairment of any delinquent or defaulted loans. Such estimates are based upon the value of the expected cash flows and the underlying collateral on a net realizable basis. Loans in foreclosure and loans considered to be impaired are placed on a non-accrual status.

Real estate is carried at amortized cost. Real estate joint ventures are valued at cost, adjusted for the Company's equity in earnings since acquisition.

Policy loans are carried at cost, less principal payments received.

DEFERRED ACQUISITION COSTS (DAC)
Deferred acquisition costs (DAC) consist of the costs of acquiring new business such as commissions and other selling, selection and issue costs, which vary with and are directly related to the production of new business, and are capitalized as incurred. For traditional life products, DAC is amortized in proportion to premium revenues over the premium-paying period of related policies, using assumptions consistent with those used in computing benefit reserves. DAC for interest sensitive and variable products is amortized over a period not exceeding 30 years in proportion to estimated gross profits arising from interest spreads, mortality margins, expense margins, and surrender charges that are expected to be realized over the term of the contracts. The amortization is adjusted retrospectively when estimates of current or future gross profits to be realized from a block of business are revised. DAC is also adjusted for the impact on estimated gross profits of net unrealized gains and losses on securities.

DAC is reviewed on an ongoing basis to determine that the unamortized portion does not exceed the expected recoverable amounts. If it is determined from emerging experience that the premium margins or gross profits are insufficient to amortize deferred acquisition costs, then the asset will be adjusted downward with the adjustment recorded as an expense in the current period. No impairment adjustments have been recorded in the years presented.

The following table provides information about DAC at December 31.

                                                         2003          2002          2001
                                                     ------------   -----------   -----------
Balance at beginning of year                         $    246,286   $   243,606   $   244,960
Capitalization of commissions, sales and issue
   expenses                                                29,575        27,868        27,917
Amortization                                              (30,915)      (23,813)      (27,766)
Amortization due to realized investment losses                879           370           608
Change in DAC due to unrealized investment gains           (4,768)       (1,745)       (2,113)
                                                     ------------   -----------   -----------
Balance at end of year                               $    241,057   $   246,286   $   243,606
                                                     ============   ===========   ===========

VALUE OF BUSINESS ACQUIRED (VOBA)
When new insurance business is purchased through an acquisition, a portion of the purchase price is allocated to a separately identifiable intangible asset, called the value of business acquired (VOBA). VOBA is established as the actuarially determined present value of anticipated profits to be realized from the insurance business purchased, using the same assumptions used to value the related liabilities. VOBA is amortized in proportion to future premium revenues or the expected future profits, depending on the type of insurance business acquired. Amortization of VOBA occurs over the related contract periods, using current crediting rates to accrete interest or using investment yield rates, depending on the type of insurance product. The Company regularly assesses the recoverability of VOBA through an analysis of expected future cash flows.

VOBA is reviewed on an ongoing basis to determine that the unamortized portion does not exceed the expected recoverable amounts. If it is determined from emerging experience that the premium margins or gross profits are insufficient to support the value of VOBA, then the asset will be adjusted downward with the adjustment recorded as an expense in the current period. No impairment adjustments have been recorded in the years presented.

In 2003, VOBA was established in the amount of $38,005 from the purchase of GuideOne. The following table provides information about VOBA at December 31.

                                                       2003            2002           2001
                                                     ---------       --------       --------
Balance at beginning of year                         $  75,322       $ 82,478       $ 90,056
Purchase of GuideOne Life                               38,005              -              -
Gross amortization                                     (14,716)       (14,252)       (15,374)
Accrual of interest                                      7,723          7,096          7,796
                                                     ---------       --------       --------

Balance at end of year                               $ 106,334       $ 75,322       $ 82,478
                                                     =========       ========       ========

The accrual of interest for Old American VOBA was calculated at a 13% interest rate for the life block and a 7.0% rate for the accident and health block. For the GuideOne acquisition VOBA, a 5.4% interest rate was used on the interest sensitive block, a 4.3% interest rate was used on the deferred annuity block and a 5.3% interest rate was used on the traditional life block. For the VOBA on an acquired block of business a 7% interest rate was used on the traditional life portion and a 5.4% interest rate was used on the interest sensitive portion.

SEPARATE ACCOUNTS
Separate account assets and liabilities arise from the sale of variable life insurance and annuity products. The Separate Account represents funds segregated for the benefit of certain policyholders who bear the investment risk. The assets are legally segregated and are not subject to claims which may arise from any other business of the Company. The separate account assets and liabilities, which are equal, are recorded at fair value. Policyholder account deposits and withdrawals, investment income and realized investment gains and losses are excluded from the amounts reported in the Consolidated Statements of Income. Revenues to the Company from separate accounts consist principally of contract charges, which include maintenance charges, administrative fees and mortality and risk charges.

The following table provides a reconciliation of activity within separate account liabilities at December 31.

                                                       2003           2002           2001
                                                     ---------      ---------      ---------
Balance at beginning of year                         $ 244,862      $ 305,283      $ 325,460

Deposits on variable policyholder contracts             68,447         57,949         83,384
Transfers to general account                           (24,318)        (5,961)        (6,101)
Investment performance                                  50,402        (75,277)       (59,134)
Policyholder benefits                                  (21,836)       (23,207)       (23,692)
Contract charges                                       (12,866)       (13,925)       (14,634)
                                                     ---------      ---------      ---------

Balance at end of year                               $ 304,691      $ 244,862      $ 305,283
                                                     =========      =========      =========

RECOGNITION OF REVENUES
Premiums for traditional life insurance products are reported as revenue when due. Premiums on accident and health, disability and dental insurance are reported as earned over the contract period. A reserve is provided for the portion of premiums written which relates to unexpired terms of coverage.

Deposits related to universal life and investment-type products are credited to policyholder account balances. Revenues from such contracts consist of amounts assessed against policyholder account balances for mortality, policy administration and surrender charges, and are recognized in the period in which the services are provided.

FUTURE POLICY BENEFITS
Liabilities for future policy benefits of traditional life insurance have been computed by a net level premium method based upon estimates at the time of issue for investment yields, mortality and withdrawals. These estimates include provisions for experience less favorable than actually expected. Mortality assumptions are based on Company experience expressed as a percentage of standard mortality tables. The 1975-1980 Select and Ultimate Basic Table is used for new business.

Liabilities for future policy benefits of immediate annuities and supplementary contracts with life contingencies are also computed by a net level premium method, based upon estimates at the time of issue for investment yields and mortality. Mortality assumptions are based upon table A2000 without adjustment.

Liabilities for future policy benefits of accident and health insurance represent estimates of payments to be made on reported insurance claims, as well as claims incurred but not yet reported. These liabilities are estimated using actuarial analyses and case basis evaluations, based upon past claims experience, claim trends and industry experience.

The following table provides detail about future policy benefits at December 31.

                                            2003             2002
                                         ----------       ----------
Life insurance                           $  750,864       $  716,331
Immediate annuities and
    supplementary contracts
       with life contingencies               78,636           53,266
                                         ----------       ----------
       Total                                829,500          769,597

Accident and health insurance                42,614           42,036
                                         ----------       ----------

                                         $  872,114       $  811,633
                                         ==========       ==========

POLICYHOLDER ACCOUNT BALANCES
Liabilities for universal life and flexible annuity products represent policyholder account balances, without reduction for potential surrender charges, and deferred front-end contract charges, which are amortized over the term of the policies. Benefits and claims are charged to expense in the period incurred. Interest on policyholder account balances is credited as earned.

Crediting rates for universal life insurance and flexible annuity products ranged from 3.00% to 6.25% (2002 -- 3.00% to 7.25%; 2001 -- 3.00% to 7.25%).

The following table provides detail about policyholder account balances at December 31.

                                           2003             2002
                                        -----------      -----------
Universal life insurance                $ 1,079,914      $   971,885
Flexible annuities                        1,090,045          786,444
Other                                        69,264           26,305
                                        -----------      -----------
                                        $ 2,239,223      $ 1,784,634
                                        ===========      ===========

INCOME TAXES
Deferred income taxes are recorded on the differences between the tax bases of assets and liabilities and the amounts at which they are reported in the consolidated financial statements. Recorded amounts are adjusted to reflect changes in income tax rates and other tax law provisions as they become enacted. The Company and its subsidiaries file a consolidated federal income tax return that includes both life insurance companies and non-life insurance companies.

PARTICIPATING POLICIES
Participating business at year-end approximates 7% of statutory premiums and 8% of the life insurance in force. The amount of dividends to be paid is determined annually by the Board of Directors. Provision has been made in the liability for future policy benefits to allocate amounts to participating policyholders on the basis of dividend scales contemplated at the time the policies were issued. Additional provisions have been made for policyholder dividends in excess of the original scale, which have been declared by the Board of Directors.

REINSURANCE
In the normal course of business, the Company cedes risks to other insurers primarily to protect the Company against adverse fluctuations in mortality experience. The Company also assumes risks ceded by other companies. Reinsurance is effected on individual risks and through various pooling arrangements. Business is reinsured primarily through yearly renewable term and coinsurance agreements. Under yearly renewable term insurance, the Company pays annual premiums and the reinsurer reimburses claims paid related to this coverage. Under coinsurance, the reinsurer receives a proportionate share of the premiums less applicable commissions and is liable for a corresponding share of policy benefits. The Company remains contingently liable if the reinsurer should be unable to meet obligations assumed under the reinsurance contract.

Reinsurance recoverable includes amounts related to paid benefits and estimated amounts related to unpaid policy and contract claims, future policy benefits and policyholder account balances. The cost of reinsurance is accounted for over the terms of the underlying reinsured policies using assumptions consistent with those used to account for the policies.

INCOME PER SHARE
Due to the Company's capital structure and lack of other potentially dilutive securities, there is no difference between basic and diluted earnings per common share for any of the years or periods reported. The weighted average number of shares outstanding during the year was 11,944,291 shares (2002 -- 11,997,733 shares; 2001 -- 12,027,241 shares). The number of shares outstanding at year-end was 11,924,593 (2002 -- 11,996,183).

NEW ACCOUNTING PRONOUNCEMENTS

The Financial Accounting Standards Board (FASB) issued Financial Accounting Standard (FAS) No. 149, "Amendment of Statement 133 on Derivative Instruments and Hedging Activities," in April 2003. This Standard amends and clarifies financial accounting and reporting for derivative instruments and for hedging activities under FAS No. 133, "Accounting for Derivative Instruments and Hedging Activities." This FAS was adopted on July 1, 2003 with no material impact.

The FASB issued FAS No. 150, "Accounting for Certain Financial Instruments with Characteristics of Both Liabilities and Equity," in May 2003. This Statement establishes standards for how an issuer classifies and measures certain financial instruments with characteristics of both liabilities and equity. This FAS was adopted on July 1, 2003 with no material impact. The FASB has proposed additional Interpretations to FAS No. 150 which may require application in future periods.

FASB Interpretation (FIN) 45, "Guarantor's Accounting and Disclosure Requirements for Guarantees, Including Indirect Guarantees of Indebtedness of Others," was issued in November 2002. This is an interpretation of FASB Statements No. 5, 57, and 107 and is a rescission of FASB Interpretation No. 34. This interpretation requires certain guarantees to be recorded at fair value instead of when a loss is probable and reasonably estimated. FIN 45 also requires disclosures even when the likelihood of making any payments under the guarantee is remote. Although liability recognition only applies to guarantees issued or amended after January 1, 2003, disclosure requirements are presently effective. This interpretation was adopted January 1, 2003 and the Company is not aware of any guarantees that would have a material effect on its financial statements.

FASB Interpretation (FIN) 46, "Consolidation of Variable Interest Entities," was issued January 2003. This is an interpretation of Accounting Research Bulletin
(ARB) No. 51, "Consolidated Financial Statements." This interpretation requires the consolidation of entities in which an enterprise absorbs a majority of the entity's expected losses, receives a majority of the entity's expected residual returns, or both, as a result of ownership, contractual terms or other financial interests in the entity. This interpretation was adopted July 1, 2003 and had no material impact. Subsequently in December 2003, the FASB issued a revision known as FIN 46R, which replaces FASB Interpretation (FIN) 46. The Company will be required to apply FIN 46R to variable interest entities created after December 31, 2003. This revised interpretation will be adopted on January 1, 2004, and will have no material impact.

FASB's Derivatives Implementation Group (DIG) issued SFAS No. 133 Implementation Issue No. B36, "Embedded Derivatives: Modified Coinsurance Arrangements and Debt Instruments that Incorporate Credit Risk Exposures that are Unrelated or Only Partially Related to the Creditworthiness of the Obligor Under those Instruments," in April 2003 (DIG B36). This standard deals with the treatment of embedded derivatives related to Modified Coinsurance (Modco). DIG B36 was adopted on October 1, 2003 with no material impact.

Statement of Position (SOP) 03-01, "Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts," was issued in July 2003 by the Accounting Standards Executive Committee of the American Institute of Certified Public Accountants. The SOP addresses: 1) separate account presentation; 2) accounting for an insurance company's proportionate interest in separate accounts; 3) transfers of assets from the general account to a separate account; 4) valuation of certain insurance liabilities and policy features such as guaranteed minimum death benefits and annuitization benefits; and 5) accounting for sales inducements. This SOP will be adopted on January 1, 2004, and will have no material impact.

All other Standards and Interpretations of those Standards issued during 2003 did not relate to accounting policies and procedures pertinent to the Company at this time.

2. INVESTMENTS

INVESTMENT REVENUES
The following tables provide investment revenues by major category at December 31.

                                                        2003          2002            2001
                                                     ---------      ---------       ---------
NET INVESTMENT INCOME:
    Fixed maturities                                 $ 142,704      $ 141,242       $ 147,610
    Equity securities                                    4,645          2,479           7,533
    Mortgage loans                                      36,658         35,559          33,343
    Real estate                                         11,009         12,002          10,735
    Policy loans                                         7,536          7,502           7,818
    Short-term                                           2,537          5,187           4,649
    Other                                                2,699          4,746           5,883
                                                     ---------      ---------       ---------
                                                       207,788        208,717         217,571
Less investment expenses                               (13,025)       (14,482)        (14,480)
                                                     ---------      ---------       ---------

                                                     $ 194,763       $194,235       $ 203,091
                                                     =========      =========       =========

REALIZED INVESTMENT GAINS (LOSSES):
    Fixed maturities                                 $ (38,776)      $(25,640)      $ (15,956)
    Equity securities                                     (455)          (831)         (2,448)
    Mortgage loans                                           -           (570)              -
    Real estate                                          9,011          8,431           2,048
    Other                                                  940            370             608
                                                     ---------      ---------       ---------
                                                     $ (29,280)      $(18,240)      $ (15,748)
                                                     =========       ========       =========

UNREALIZED GAINS AND LOSSES
Unrealized gains (losses) on the Company's investments in securities follow, at December 31.

                                                       2003           2002            2001
                                                     ---------      ---------       ---------
AVAILABLE FOR SALE:
    End of year                                      $  85,478      $   2,631       $ (38,382)
    Amounts allocable to:
        Deferred acquisition costs                      (5,245)          (477)          1,268
        Policyholder account balances                   (8,070)             -               -
    Deferred income taxes                              (25,258)          (754)         12,995
                                                     ---------      ---------       ----------

                                                     $  46,905      $   1,400       $ (24,119)
                                                     =========      =========       =========

    Increase (decrease) in
        net unrealized gains
        during the year:
              Fixed maturities                       $  43,997      $  24,736       $  17,129
              Equity securities                          1,508            783           2,550
                                                     ---------      ---------       ---------

                                                     $  45,505      $  25,519       $  19,679
                                                     =========      =========       =========

HELD TO MATURITY:

    End of year                                      $       -      $       -       $       -
                                                     =========      =========       =========

    Increase (decrease) in
        net unrealized gains
        during the year                              $       -      $       -       $     109
                                                     =========      =========       =========

SECURITIES
The amortized cost and fair value of investments in securities available for sale at December 31, 2003, are as follows.

                                                     Gross
                             Amortized             Unrealized                Fair
                                Cost           Gains         Losses          Value
                            -----------      ---------      --------      -----------
Bonds:
    U.S. govt. & agency     $    58,703      $   3,268      $     96      $    61,875
    Public utility              157,061         12,012         1,719          167,354
    Corporate                 1,309,340         77,151        15,337        1,371,154
    Mortgage-backed           1,058,368         18,925         7,301        1,069,992
    Other                       147,049            925         3,954          144,020
Redeemable
    preferred stocks                 91              -             1               90
                            -----------      ---------      --------      -----------

Fixed maturities              2,730,612        112,281        28,408        2,814,485
Equity securities                62,203          2,119           514           63,808
                            -----------      ---------      --------      -----------

                            $ 2,792,815      $ 114,400      $ 28,922      $ 2,878,293
                            ===========      =========      ========      ===========

The amortized cost and fair value of investments in securities available for sale at December 31, 2002, are as follows.

                                                     Gross
                             Amortized             Unrealized                Fair
                                Cost           Gains         Losses          Value
                            -----------      ---------      --------      -----------
Bonds:
    U.S. govt. & agency     $    53,838      $   4,816      $     60      $    58,594
    Public utility              250,330          8,974        17,969          241,335
    Corporate                 1,099,806         57,550        69,582        1,087,774
    Mortgage-backed             704,359         26,782         7,844          723,297
    Other                        29,224          1,197            89           30,332
Redeemable
    preferred stocks                110              -             3              107
                            -----------      ---------      --------      -----------

Fixed maturities              2,137,667         99,319        95,547        2,141,439

Equity securities                58,728            795         1,936           57,587
                            -----------      ---------      --------      -----------

                            $ 2,196,395      $ 100,114      $ 97,483      $ 2,199,026
                            ===========      =========      ========      ===========

The Company held non-income producing securities with a carrying value of $3,949 at December 31, 2003 (2002 -- $9,407).

The following table provides information regarding unrealized losses on investments available for sale, as of December 31, 2003.

                                               Investments with unrealized losses
                                               ----------------------------------
                            Less than 12 months      12 months or longer                Total
                            --------------------   ------------------------   ----------------------------
                              Fair    Unrealized      Fair       Unrealized       Fair        Unrealized
Bonds:                        Value     Losses        Value        Losses         Value          Losses
                            --------  ----------   ------------  ----------   --------------  ------------
   U.S. govt. & agency      $  2,512  $       84   $      6,236  $       12   $        8,748  $         96
   Public utility              7,737         391         23,624       1,328           31,361         1,719
   Corporate                 339,085       9,372         67,918       5,965          407,003        15,337
   Mortgage-backed           457,433       6,872          9,598         429          467,031         7,301
   Other                     114,562       3,949          2,585           5          117,147         3,954
Redeemable
   preferred stocks               90           1              -           -               90             1
                            --------  ----------   ------------  ----------   --------------  ------------
Fixed maturities             921,419      20,669        109,961       7,739        1,031,380        28,408
Equity securities             17,950         460            129          54           18,079           514
                            --------  ----------   ------------  ----------   --------------  ------------

   Total                    $939,369  $   21,129   $    110,090  $    7,793   $    1,049,459  $     28,922
                            --------  ----------   ------------  ----------   --------------  ------------

Unrealized losses occur from market price declines that may be due to a number of factors including economic downturns, competitive forces within an industry, issuer specific events or operational difficulties, lawsuits and market pricing anomalies caused by factors such as temporary lack of liquidity.

The Company has an extensive policy and process regarding the determination of the other than temporary impairment of a security. All investments are monitored on an ongoing basis and formally reviewed each quarter to identify and analyze the basis for any price deterioration.

Securities that have a market price less than 90% of amortized cost or which have exhibited a significant price decline are identified for review to determine the reasons for the decline. Securities which have exhibited such declines for a period of 6 months or greater are segregated for further analysis in order to determine if the price decline is other than temporary.

Following is the distribution of maturities for fixed maturity investment securities available for sale as of December 31, 2003. Expected maturities may differ from these contractual maturities since borrowers may have the right to call or prepay obligations.

                                          Amortized          Fair
                                            Cost             Value
                                         -----------      -----------
Due in one year or less                  $    52,803      $    53,445
Due after one year through five years        323,479          341,927
Due after five years through ten years       555,589          580,622
Due after ten years                          740,373          768,499
Mortgage-backed bonds                      1,058,368        1,069,992
                                         -----------      -----------
                                         $ 2,730,612      $ 2,814,485
                                         ===========      ===========

The table below provides sales of investment securities available for sale, excluding maturities and calls, for the year ended December 31.

                             2003              2002            2001
                          ---------         ---------       ---------
Proceeds                  $ 205,885         $ 369,361       $ 678,423
Gross realized gains          9,467             9,809          17,971
Gross realized losses        20,443            19,216          16,132

The Company does not hold securities of any corporation and its affiliates, which exceeded 10% of stockholders' equity.

No material derivative financial instruments are employed.

The Company is exposed to risk that issuers of securities owned by the Company will default, or that interest rates or credit spreads will change and cause a decrease in the value of its investments. With mortgage-backed securities, the Company is also exposed to prepayment and extension risks. As interest rates change, the rate at which these securities pay down principal may change. These risks are mitigated by investing in high-grade securities and managing the maturities and cash flows of investments and liabilities.

MORTGAGE LOANS
Most of the Company's mortgage loans are secured by commercial real estate and are carried net of a valuation reserve of $4,809 (2002 -- $4,746). The Company does not hold mortgage loans of any borrower that exceeds 5% of stockholders' equity.

The mortgage portfolio is diversified geographically and by property type as follows, at December 31.

                                    2003                             2002
                         ---------------------------       -------------------------
                             Carrying         Fair           Carrying         Fair
                              Amount         Value            Amount          Value
                         ---------------------------       -------------------------
GEOGRAPHIC REGION:
    East north central   $     27,757     $   29,335       $   34,700      $  37,325
    Mountain                   69,630         73,157           79,657         85,874
    Pacific                   151,565        159,601          148,696        161,520
    West south central         90,213         94,981           83,195         90,455
    West north central         85,450         87,782           80,023         85,136
    Other                      36,850         38,236           41,625         44,371
    Valuation reserve          (4,809)        (4,809)          (4,746)        (4,746)
                         ---------------------------       -------------------------
                         $    456,656     $  478,283       $  463,150      $ 499,935
                         ===========================       =========================
PROPERTY TYPE:
    Industrial           $    269,462     $  282,914       $  283,217      $ 306,170
    Retail                      6,628          7,137           12,167         13,321
    Office                    158,935        165,989          135,379        146,631
    Other                      26,440         27,052           37,133         38,559
    Valuation reserve          (4,809)        (4,809)          (4,746)        (4,746)
                         ---------------------------       -------------------------
                         $    456,656     $  478,283       $  463,150      $ 499,935
                         ===========================       =========================

The Company has commitments to originate mortgage loans of $4,980, which expire in 2004.

No mortgage loans were foreclosed upon and transferred to real estate investments during the past two years.

Two mortgage loans were acquired in the sale of real estate during the year for $4,075 (2002 -- $6,085).

REAL ESTATE
The table below provides information concerning the Company's real estate investments, at December 31.

                                            2003             2002
                                        ------------      ----------
Penntower office building, at cost:
    Land                                $      1,106      $    1,106
    Building                                  19,577          19,173
        Less accumulated depreciation        (12,984)        (12,523)
Other investment properties, at cost:
    Land                                      19,653          15,302
    Buildings                                 73,984          59,793
        Less accumulated depreciation        (18,430)        (16,100)
                                        ------------      ----------
        Real estate, commercial               82,906          66,751
        Real estate joint ventures            29,785          26,257
                                        ------------      ----------
                                        $    112,691      $   93,008
                                        ============      ==========

Investment real estate, other than foreclosed properties, is depreciated on a straight-line basis. Penntower office building is depreciated over 60 years and all other properties from 10 to 39 years.

The Company held non-income producing real estate equaling $11,825 consisting of properties under development at December 31, 2003 (2002 -- $14,598).

3. UNPAID ACCIDENT AND HEALTH CLAIMS LIABILITY

The liability for unpaid accident and health claims is included with "policy and contract claims" on the Consolidated Balance Sheets. Claim adjustment expenditures are expensed as incurred and were not material in any year presented. Activity in the liability follows.

                                      2003             2002            2001
                                   -----------     ------------     -----------
Gross liability at
    beginning of year              $     8,140     $      8,775     $     9,983
Less reinsurance recoverable            (2,552)          (2,772)         (4,678)
                                   -----------     ------------     -----------
Net liability at beginning of year       5,588            6,003           5,305
                                   -----------     ------------     -----------
Incurred benefits related to:
      Current year                      32,485           36,965          32,528
      Prior years                         (931)            (882)            307
                                   -----------     ------------     -----------
Total incurred benefits                 31,554           36,083          32,835
                                   -----------     ------------     -----------
Paid benefits related to:
      Current year                      28,172           30,962          26,315
      Prior years                        4,693            5,536           5,822
                                   -----------     ------------     -----------
Total paid benefits                     32,865           36,498          32,137
                                   -----------     ------------     -----------
Net liability at end of year             4,277            5,588           6,003
Plus reinsurance recoverable             3,579            2,552           2,772
                                   -----------     ------------     -----------
Gross liability at end of year     $     7,856     $      8,140     $     8,775
                                   ===========     ============     ===========

4. NOTES PAYABLE

The following table provides information for Notes Payable as of December 31.

                                                                                    2003       2002
                                                                                  ---------  --------
Federal Home Loan Bank loans with various maturities and a weighted average interest rate, currently 1.24%, secured by mortgage-backed securities totaling
  $125,254                                                                        $ 111,624  $ 96,033

Eight real estate loans with interest rates between 6.85% and 9.00% and various
  maturities in years 2004 to 2010, secured by the properties.                       19,083       703

Note Payable due June 2005, related to the purchase of GuideOne Life Insurance
  Company, with an interest rate equal to the prime rate published in the Wall
  Street Journal (4.00% at December 31, 2003).                                        2,000         -

Two Construction loans related to investment properties dated July 2002 and
  December 2003 with interest rates of 8.00%, forgiven when construction of the
  buildings is complete.                                                                963       505
                                                                                  ---------  --------
                                                                                  $ 133,670  $ 97,241
                                                                                  =========  ========

As a member of the Federal Home Loan Bank (FHLB) with a capital investment of $10,090, the Company has the ability to borrow from the FHLB when collateralized. The Company earned a 3.00% average rate on the capital investment in the FHLB for 2003.

The Company has unsecured revolving lines of credit of $60 million with two commercial banks with no balances outstanding, and which are at variable interest rates -- currently at 1.70%.

With the exception of the real estate and construction loans, all borrowings are used to enhance liquidity and investment strategies. Interest paid on all borrowings equaled $1,961 (2002 -- $2,325; 2001 -- $3,975). The interest expense on all borrowings totaled $2,610 (2002 -- $3,281; 2001 -- $4,036).

Maturities on notes payable are as follows in millions: $115.0 due in 2004; $2.3 due in 2005; $7.4 due in 2006; none in 2007; $6.8 due in 2008 and $2.1 due thereafter.

5. STATUTORY INFORMATION AND STOCKHOLDER DIVIDENDS RESTRICTION

The table below provides the Company's net gain from operations, net income, unassigned surplus (retained earnings) and capital and surplus (stockholders' equity), on the statutory basis used to report to regulatory authorities for the years ended December 31.

                                            2003            2002           2001
                                        -------------   ------------   ------------
Net gain from operations                $     101,978   $     20,280   $     42,097

Net income                                     83,512         14,779         23,476

Unassigned surplus at December 31             293,804        306,845        329,972

Capital and surplus at December 31            226,024        241,933        266,208

Stockholder dividends may not exceed statutory unassigned surplus. Additionally, under Missouri law, the Company must have the prior approval of the Missouri Director of Insurance in order to pay a dividend exceeding the greater of statutory net gain from operations for the preceding year or 10% of statutory stockholders' equity at the end of the preceding year. The maximum payable in 2004 without prior approval is $101,978, the statutory net gain from operations. The Company believes these statutory limitations impose no practical restrictions on its dividend payment plans.

The Company is required to deposit a defined amount of assets with state regulatory authorities. Such assets had an aggregate carrying value of $20,000 (2002 -- $19,000; 2001 -- $18,000).

6. INCOME TAXES

The following tables provide information about income taxes and a reconciliation of the Federal income tax rate to the Company's effective income tax rate for the years ended December 31.

                                          2003              2002            2001
                                       -----------      -----------      -----------
Current income tax expense (benefit)   $     9,580      $    (5,019)     $     9,116
Deferred income tax expense (benefit)      (15,142)          11,291           (7,498)
                                       -----------      -----------      -----------
Total income tax expense (benefit)     $    (5,562)     $     6,272      $     1,618
                                       ===========      ===========      ===========

                                           2003            2002              2001
                                       -----------      -----------      -----------
Federal income tax rate                         35 %             35 %             35 %
Special tax credits                            (41)             (12)             (15)
Prior years' taxes, including Federal
    taxes relating to closed tax years         (51)              (7)             (14)
Other permanent differences                     (3)               1               (1)
                                       -----------      -----------      -----------
Effective income tax rate                      (60)%             17 %              5 %
                                       ===========      ===========      ===========

The tax effects of temporary differences that result in significant deferred tax assets and liabilities are presented below for the years ended December 31.

                                              2003                2002
                                           -----------        ------------
Deferred tax assets:
    Future policy benefits                 $    58,648        $     53,372
    Employee retirement benefits                19,532              21,141
    Tax carryovers                              14,831               3,088
    Other                                        2,361               1,771
                                           -----------        ------------
Gross deferred tax assets                       95,372              79,372
                                           -----------        ------------
Deferred tax liabilities:
    Basis differences between tax and
        GAAP accounting for investments         10,342               3,434
    Unrealized investment gains                 25,258                 754
    Capitalization of deferred acquisition
        costs, net of amortization              45,338              48,423
    Value of business acquired                  37,217              26,363
    Property and equipment, net                  7,299               6,149
    Other                                        6,836               7,886
                                           -----------        ------------
Gross deferred tax liabilities                 132,290              93,009
                                           -----------        ------------
    Net deferred tax liability                  36,918              13,637
    Current tax liability                            -               1,902
                                           -----------        ------------
        Income taxes payable               $    36,918        $     15,539
                                           ===========        ============

A valuation allowance must be established for any portion of the deferred tax asset which is believed not to be realizable. In management's opinion, it is more likely than not that the Company will realize the benefit of the net deferred tax asset and, therefore, no valuation allowance has been established.

Federal income taxes paid this year equaled $8,442 (2002 -- $2,500; 2001 -- $2,350).

Policyholders' surplus, which is frozen under the Deficit Reduction Act of 1984, is $51,257 for Kansas City Life, $2,866 for Sunset Life and $13,700 for Old American. The Companies do not plan to distribute their policyholders' surplus. Consequently, the possibility of such surplus becoming subject to tax is remote, and no provision has been made in the financial statements for taxes thereon. Should the balance in policyholders' surplus become taxable, the tax computed at current rates would approximate $23,729.

Income taxed on a current basis is accumulated in shareholders' surplus and can be distributed to stockholders without tax to the Company. Shareholders' surplus equals $572,872 for Kansas City Life, $33,411 for Sunset Life and $54,869 for Old American.

The income tax expense is recorded in various places in the Company's financial statements as detailed below, for the years ended December 31.

                                       2003             2002            2001
                                     ---------       ----------       ---------
Net income                           $  (5,562)      $    6,272       $   1,618
Stockholders' equity:
    Related to:
        Unrealized gains, net           24,504           13,749          10,584
        Change in minimum
           pension liability             1,265           (6,004)         (1,726)
                                     ---------       ----------       ---------
Total income tax expense
    included in financial statements $  20,207       $   14,017       $  10,476
                                     =========       ==========       =========

7. PENSIONS AND OTHER POSTRETIREMENT BENEFITS

The Company has pension and other postretirement benefit plans covering substantially all its employees. December 31 was used as the measurement date for these plans.

The Kansas City Life Pension Plan was amended and restated effective January 1, 1998 as the Kansas City Life Cash Balance Pension Plan. Plan benefits are based on a cash balance account consisting of credits to the account based upon an employee years of service, compensation and interest credits on account balances calculated using the greater of the average 30-year Treasury bond rate for November of each year or 5.5%. The benefits expected to be paid in each year from 2004 through 2008 are $7,700, $8,700, $8,200, $8,700, and $10,800 respectively. The aggregate benefits expected to be paid in the five years from 2009 through 2013 are $62,400. The expected benefits to be paid are based on the same assumptions used to measure the Company's benefit obligation at December 31, 2003 and include estimated future employee service. The 2004 contribution for the plan cannot be reasonably estimated at this time. The asset allocation of the fair value of pension plan assets at December 31 were:

ASSET CATEGORY            2003     2002
                          ----     ----
Debt securities             47%      44%
Equity securities           51%      54%
Cash equivalents             2%       2%

This allocation of pension assets is within the targeted mix by asset class: fixed income securities 40-60%, equity securities 40-60%, and other assets 0-10%. The strategic goal is to achieve an optimal rate of return at an acceptable level of investment risk in order to provide for the payment of benefits.

The current assumption for the expected long-term rate of return on plan assets is 8.0%. This assumption is determined by analyzing:1) historical average returns, 2) historical data on the volatility of returns, 3) current yields available in the marketplace, 4) actual returns on plan assets, and 5) current and anticipated future allocation to asset classes. The asset classes used for this analysis are large cap equities, investment grade corporate bonds and cash. The overall rate is derived as a weighted average of the estimated long-term returns on the asset classes represented in the investment portfolio of the plan.

The postretirement medical plans for the employees, full-time agents, and their dependents are contributory with contributions adjusted annually. The benefits expected to be paid in each year from 2004 through 2008 are $860, $900, $940, $1,040, and $1,150 respectively. The aggregate benefits expected to be paid in the five years from 2009 - 2013 are $7,380. The expected benefits to be paid are based on the same assumptions used to measure the Company's benefit obligation at December 31, 2003. The 2004 contribution for the plan is estimated to be $860. The Company pays these medical costs as due and the plan incorporates cost-sharing features.

The postretirement life insurance plan is noncontributory with level annual payments over the participants' expected service periods. The plan covers only those employees with at least one year of service as of December 31, 1997. The benefits in this plan are frozen using the employees' years of service and compensation as of December 31, 1997.

Noncontributory defined contribution retirement plans for general agents and eligible sales agents provide supplemental payments based upon earned agency first year individual life and annuity commissions. Contributions to these plans were $132 (2002 -- $132; 2001 -- $162). Noncontributory deferred compensation plans for eligible agents based upon earned first year commissions are also offered. Contributions to these plans were $614 (2002 -- $711; 2001 -- $639).

Savings plans for eligible employees and agents match employee contributions up to 6% of salary and agent contributions up to 2.5% of prior year paid commissions. Contributions to the plan were $1,437 (2002 -- $1,452; 2001 -- $1,459). The Company may contribute an additional profit sharing amount up to 4% of salary, depending upon corporate profits. The Company made no profit sharing contribution this year or in the prior two years.

A noncontributory trusteed employee stock ownership plan covers substantially all salaried employees. No contributions have been made to this plan since 1992.

On December 8, 2003, the Medicare Prescription Drug, Improvement and Modernization Act of 2003 (the Act) was signed into law. The Act introduces a prescription drug benefit under Medicare (Medicare Part D) as well as a federal subsidy to sponsors of retiree health care benefit plans. There has not been sufficiently reliable information available on which to measure the effects of the Act. Since the Company is a sponsor of a postretirement health care plan that provides prescription drug benefits, the Company has elected to defer accounting recognition under FASB Staff Position (FSP) No. 106-1. This election of deferral has been provided because the specific authoritative guidance on the accounting for the federal subsidy is pending, and that guidance, when issued, may require the Company to change previously reported information. Since accounting recognition has been deferred, the impact of the Act has been excluded from the calculation of the accumulated postretirement benefit obligation and net postretirement benefit costs.

                                                      Pension Benefits                Other Benefits
                                                -------------------------      -------------------------
                                                    2003         2002            2003            2002
                                                -----------   -----------      ---------       ---------
Accumulated benefit obligation                  $   117,354   $   110,263      $       -       $       -
                                                -------------------------      -------------------------

CHANGE IN PLAN ASSETS:
Fair value of plan assets at beginning of year  $    82,394   $    87,696      $   1,390       $   1,457
Return on plan assets                                14,523        (2,351)            66              75
Company contributions                                 6,719         8,520              -               -
Benefits paid                                        (9,599)      (11,471)          (247)           (142)
                                                -------------------------      -------------------------
    Fair value of plan assets at end of year    $    94,037   $    82,394      $   1,209       $   1,390
                                                =========================      =========================

CHANGE IN PROJECTED BENEFIT OBLIGATION:
Benefit obligation at beginning of year         $   114,617   $   107,672       $ 25,075       $  19,559
Service cost                                          2,335         2,223            755             676
Interest cost                                         7,215         7,564          1,406           1,423
Net loss from past experience                         7,132         8,629          1,980           4,246
Benefits paid                                        (9,599)      (11,471)          (979)           (829)
                                                -------------------------      -------------------------
    Benefit obligation at end of year           $   121,700   $   114,617       $ 28,237       $  25,075
                                                =========================      =========================

Plan underfunding                               $   (27,663)  $   (32,223)      $(27,028)      $ (23,685)
Unrecognized net loss                                45,038        49,309          6,634           4,672
Unrecognized prior service cost                      (4,558)       (5,205)             -               -
                                                -------------------------      -------------------------
    Prepaid (accrued) benefit cost              $    12,817   $    11,881       $(20,394)      $ (19,013)
                                                =========================      =========================

AMOUNTS RECOGNIZED IN THE
    CONSOLIDATED BALANCE SHEET:
Accrued benefit liability                       $   (23,317)  $   (27,868)      $(20,394)      $ (19,013)
Accumulated other comprehensive income               36,134        39,749              -               -
                                                -------------------------      -------------------------
    Net amount recognized                       $    12,817   $    11,881       $(20,394)      $ (19,013)
                                                =========================      =========================

WEIGHTED AVERAGE ASSUMPTIONS:
Discount rate                                          6.00 %        6.25 %         6.00 %          6.25 %
Expected return on plan assets                         8.00          8.50           5.50            5.50
Rate of compensation increase                          4.50          4.50              -               -

The assumed growth rate of health care costs has a significant effect on the benefit amounts reported, as the table below demonstrates.

                                             One Percentage Point
                                           Change in the Growth Rate
                                           Increase         Decrease
                                           --------         --------
Service and interest cost components       $    483         $   (366)
Postretirement benefit obligation             5,552           (4,300)

The following table provides the components of net periodic benefits cost.

                                                    Pension Benefits                      Other Benefits
                                         ------------------------------------   -----------------------------------
                                             2003         2002        2001         2003         2002        2001
                                         -----------  -----------  ----------   ----------   ----------   ---------
Service cost                             $     2,335  $     2,223  $    1,940   $      755   $      676   $     708
Interest cost                                  7,215        7,564       7,442        1,406        1,423       1,345
Expected return on plan assets                (6,441)      (7,467)     (7,252)         (76)         (80)        (79)
Amortization of:
    Unrecognized net (gain) loss               3,321        1,708       1,523           26          (12)        (24)
    Unrecognized prior service cost             (647)        (647)       (647)           -            -           -
    Unrecognized net transition asset              -         (105)       (206)           -            -           -
                                         ------------------------------------   -----------------------------------
Net periodic benefits cost               $     5,783  $     3,276  $    2,800   $    2,111   $    2,007   $   1,950
                                         ====================================   ===================================

For measurement purposes, a 10.0% annual increase in the per capita cost of covered health care benefits was assumed to decrease gradually to 5% in 2013 and thereafter.

8. SEGMENT INFORMATION

Company operations have been classified and summarized into four reportable segments. The segments, while generally classified along Company lines, are based upon distribution method, product portfolio and target market. The Parent Company was divided into two segments. The Kansas City Life - Individual segment consists of sales of variable life and annuities, interest sensitive products and traditional life insurance products through a nationwide sales force of independent general agents. GuideOne was included in the Kansas City Life - Individual Segment. The Kansas City Life - Group segment consists of sales of group life, disability and dental products and administrative services only (ASO -- Kansas City Life Benefit Solutions) by third party marketing arrangements in addition to the nationwide sales force of independent general agents and group brokers. The Sunset Life segment consists of sales of interest sensitive and traditional products through a nationwide sales force of independent general agents. The Old American segment sells final expense insurance products nationwide through its general agency system, using direct response marketing to supply agents with leads in their exclusive territories.

Separate investment portfolios are maintained for each of the companies. However, investments are allocated to the group segment based upon its cash flows. Its investment income is modeled using the year of investment method. Home office functions are fully integrated for the three companies in order to maximize economies of scale. Therefore, operating expenses are allocated to the segments based upon internal cost studies, which are consistent with industry cost methodologies.

Inter-segment revenues are not material. The Company operates solely in the United States and no individual customer accounts for 10% or more of the Company's revenue.

                               SEGMENT INFORMATION

                                                   Kansas City Life             Sunset            Old
                                               Individual        Group           Life           American       Total
2003:
Revenues from customers                     $       142,466  $     52,200   $       16,156   $      69,325   $  280,147
Net investment income                               151,316           281           29,282          13,884      194,763
Segment income (loss)                                10,893        (4,004)           5,178           2,726       14,793
Other significant noncash items:
     Increase in policy reserves                     90,711           418           17,727           2,451      111,307
     Amortization of deferred
         acquisition costs                           15,596             -            4,517          10,802       30,915
     Amortization of value of
         business acquired                            3,948             -                -           3,045        6,993
Interest expense                                      1,497             -                -             428        1,925
Income tax expense (benefit)                         (4,466)       (1,716)             (72)            692       (5,562)

Segment assets                                    3,571,144         6,731          555,245         418,792    4,551,912
Expenditures for other long-lived assets              2,245            81                -              75        2,401

2002:
Revenues from customers                     $       109,593  $     61,264   $       18,346   $      72,937   $  262,140
Net investment income                               145,538           390           32,147          16,160      194,235
Segment income (loss)                                15,629        (1,610)          10,492           7,038       31,549
Other significant noncash items:
     Increase in policy reserves                     65,884           219           19,708           4,777       90,588
     Amortization of deferred
         acquisition costs                           11,100             -            4,118           8,595       23,813
     Amortization of value of
         business acquired                            3,832             -                -           3,324        7,156
Interest expense                                      1,787             -                -             565        2,352
Income tax expense (benefit)                          2,321          (690)           1,073           3,568        6,272

Segment assets                                    2,848,164         6,546          574,669         437,981    3,867,360
Expenditures for other long-lived assets             15,881           211                -              49       16,141

2001:
Revenues from customers                     $       104,847  $     57,389   $       24,789   $      72,873   $  259,898
Net investment income                               152,517           510           33,343          16,721      203,091
Segment income (loss)                                22,991          (692)          (1,501)          9,124       29,922
Other significant noncash items:
     Increase in policy reserves                     52,740           469           18,641           5,855       77,705
     Amortization of deferred
         acquisition costs                           17,034             -              247          10,485       27,766
     Amortization of value of
         business acquired                            4,104             -                -           3,474        7,578
Interest expense                                      3,254             -                -             782        4,036
Income tax expense                                    3,322          (296)          (3,672)          2,264        1,618

Segment assets                                    2,780,268         6,993          548,840         439,897    3,775,998
Expenditures for other long-lived assets              2,004            65                -              30        2,099

ENTERPRISE-WIDE DISCLOSURES

                                                        2003          2002            2001
                                                    ------------   -----------     ----------
Revenues from customers by line of business:
    Traditional individual insurance products, net  $    111,832   $    84,204     $   87,660
    Interest sensitive products                           93,023        88,061         89,559
    Variable life insurance and annuities                 16,983        17,460         17,811
    Group life and disability products, net               50,009        57,275         52,440
    Group ASO services                                     2,191         3,989          4,949
    Other                                                  6,109        11,151          7,479
                                                    ------------   -----------     ----------
       Total                                        $    280,147   $   262,140     $  259,898
                                                    ============   ===========     ==========

9. PROPERTY AND EQUIPMENT

Property and equipment are stated at cost and depreciated over estimated useful lives using the straight-line method. The home office is depreciated over 25 to 50 years and furniture and equipment is depreciated over 3 to 10 years. The table below provides information as of December 31.

                                    2003            2002
                                 -----------      ---------
Land                             $       766      $     766
Home office complex                   20,613         20,585
Furniture and equipment               41,609         49,691
                                 -----------      ---------
                                      62,988         71,042

Less accumulated depreciation        (30,007)       (35,029)
                                 -----------      ---------
                                 $    32,981      $  36,013
                                 ===========      =========

10. REINSURANCE

The table below provides information about reinsurance for the years ended December 31.

                                            2003            2002          2001
                                        -----------      ---------      ---------
LIFE INSURANCE IN FORCE (in millions):
    Direct                              $    29,253      $  24,133      $  24,019
    Ceded                                   (12,039)       (10,224)        (7,144)
    Assumed                                   3,302          2,458          2,626
                                        -----------      ---------      ---------

        Net                             $    20,516      $  16,367      $  19,501
                                        ===========      =========      =========

PREMIUMS:
Life insurance:
    Direct                              $   152,407      $ 123,681      $ 120,224
    Ceded                                   (39,148)       (37,773)       (30,869)
    Assumed                                   5,029          5,018          4,934
                                        -----------      ---------      ---------

        Net                             $   118,288      $  90,926      $  94,289
                                        ===========      =========      =========

Accident and health:
    Direct                              $    53,079      $  56,003      $  51,237
    Ceded                                    (9,682)        (5,450)        (5,426)
    Assumed                                     157              1              -
                                        -----------      ---------      ---------

        Net                             $    43,554      $  50,554      $  45,811
                                        ===========      =========      =========

Old American has a coinsurance agreement that reinsures certain whole life policies issued by Old American prior to December 1, 1986. These policies had a face value of $77.2 million as of this year-end. The reserve for future policy benefits ceded under this agreement was $35,704 (2002 -- $39,181).

Kansas City Life acquired a block of traditional life and universal life-type products in 1997. As of this year-end, the block had $2.3 billion of life insurance in force (2002 -- $2.4 billion). The block generated life insurance premiums of $3,120 (2002 -- $4,058).

Sunset Life entered into a yearly renewable term reinsurance agreement January 1, 2002, whereby it ceded 80% of its retained mortality risk on traditional and universal life policies. The insurance in force ceded approximates $2.6 billion (2002 -- $2.7 billion) and premiums totaled $7,586.

The maximum retention on any one life is $350 thousand for ordinary life plans and $100 thousand for group coverage. A contingent liability exists with respect to reinsurance, which may become a liability of the Company in the unlikely event that the reinsurers should be unable to meet obligations assumed under reinsurance contracts. Reinsurers' solvency is reviewed annually.

11. COMPREHENSIVE INCOME (LOSS)

Comprehensive income (loss) is comprised of net income and other comprehensive income (loss), which includes unrealized gains or losses on securities available for sale and the change in the additional minimum pension liability, as shown below for the years ended December 31.

                                           Unrealized         Minimum
                                           Gain (Loss)        Pension
                                          on Securities      Liability          Total
                                          -------------      ---------         --------
2003:
Unrealized holding gains
    arising during the year               $      43,616      $       -         $ 43,616
Less:  Realized losses included
    in net income                               (39,231)             -          (39,231)
                                          -------------      ---------         --------
Net unrealized gains                             82,847              -           82,847
Decrease in minimum pension liability                 -          3,615            3,615
Effect on deferred acquisition costs             (4,768)             -           (4,768)
Policyholder account balances                    (8,070)             -           (8,070)
Deferred income taxes                           (24,504)        (1,265)         (25,769)
                                          -------------      ---------         --------

Other comprehensive income                $      45,505      $   2,350         $ 47,855
                                          =============      =========         ========

2002:
Unrealized holding gains
    arising during the year               $      14,542      $       -         $ 14,542
Less:  Realized losses included
    in net income                               (26,471)             -          (26,471)
                                          -------------      ---------         --------
Net unrealized gains                             41,013              -           41,013
Increase in minimum pension liability                 -        (17,154)         (17,154)
Effect on deferred acquisition costs             (1,745)             -           (1,745)
Deferred income taxes                           (13,749)         6,004           (7,745)
                                          -------------      ---------         --------

Other comprehensive income (loss)         $      25,519      $ (11,150)        $ 14,369
                                          =============      =========         ========

2001:
Unrealized holding gains
    arising during the year              $       13,972      $       -         $ 13,972
Less:  Realized losses included
    in net income                               (18,404)             -          (18,404)
                                          -------------      ---------         --------
Net unrealized gains                             32,376              -           32,376
Increase in minimum pension liability                 -         (4,931)          (4,931)
Effect on deferred acquisition costs             (2,113)             -           (2,113)
Deferred income taxes                           (10,584)         1,726           (8,858)
                                          -------------      ---------         --------

Other comprehensive income (loss)         $      19,679      $  (3,205)        $ 16,474
                                          =============      =========         ========

Following is the accumulated balances related to each component of accumulated other comprehensive income (loss).

                                           Unrealized         Minimum
                                           Gain (Loss)        Pension
                                          on Securities      Liability          Total
                                          -------------      ---------         --------
2002:
Beginning of year                         $     (24,119)     $ (14,687)        $(38,806)
Other comprehensive income (loss)                25,519        (11,150)          14,369
                                          -------------      ---------         --------
End of year                                       1,400        (25,837)         (24,437)

2003:
Other comprehensive income                       45,505          2,350           47,855
                                          -------------      ---------         --------
End of year                               $      46,905      $ (23,487)        $ 23,418
                                          =============      =========         ========

12. FAIR VALUE OF FINANCIAL INSTRUMENTS

The carrying amounts for cash, short-term investments and policy loans as reported in the accompanying balance sheet approximate their fair values. The fair values for securities are based on quoted market prices, where available. For those securities not actively traded, fair values are estimated using values obtained from independent pricing services or, in the case of private placements, are estimated by discounting expected future cash flows using a current market rate applicable to the yield, credit quality and maturity of the investments. Fair values for mortgage loans are based upon discounted cash flow analyses using an interest rate assumption above comparable U.S. Treasury rates.

Fair values for liabilities under investment-type insurance contracts, included with policyholder account balances for flexible annuities and with other policyholder funds for supplementary contracts without life contingencies, are estimated to be their cash surrender values.

Fair values for the Company's insurance contracts other than investment contracts are not required to be disclosed. However, the fair values of liabilities under all insurance contracts are taken into consideration in the Company's overall management of interest rate risk.

In regards to bank deposits, the fair value of checking, savings and money market accounts is the amount payable on demand. The fair value of fixed maturity certificate accounts is based on the discounted value of contractual cash flows. The discount rate is estimated using the rates currently offered for deposits of similar remaining maturities.

At year-end 2003, 14% of the Company's notes payable had a carrying value of $19.1 million with a fair value of $19.5 million. For the remaining 86% of notes payable the carrying value approximated fair value.

The Company's other liabilities are generally short-term in nature and their carrying value approximates their fair value.

Following are the carrying amounts and fair values of financial instruments as of December 31.

                                                    2003                             2002
                                       -----------------------------     -----------------------------
                                         Carrying          Fair             Carrying         Fair
                                          Amount           Value             Amount         Value
                                       ------------     ------------     -------------    ------------
INVESTMENTS:
    Securities available for sale      $  2,878,293     $  2,878,293     $   2,199,026    $  2,199,026
    Mortgage loans                          456,656          478,283           463,150         499,935
LIABILITIES:
    Individual and group annuities     $    904,324     $    875,656     $     766,177    $    748,835
    Bank deposits                            55,231           55,231            56,052          56,367
    Supplementary contracts
        without life contingencies           61,289           61,289            37,614          37,614

13. QUARTERLY CONSOLIDATED FINANCIAL DATA (unaudited)

The unaudited quarterly results of operations for the years ended December 31, 2003 and 2002 are summarized in the table below.

                                   First            Second          Third           Fourth
                                 ---------        ---------       ---------       ----------
2003:
Total revenues                   $  91,054        $ 107,010       $ 120,958       $  126,608

Net income (loss)                   (7,458)           1,535           7,728           12,988

Per common share,
    basic and diluted                (0.62)            0.12            0.65             1.09

2002:
Total revenues                   $ 111,326        $ 105,608       $ 102,046       $  119,155

Net income                           6,517            9,737             801           14,494

Per common share,
    basic and diluted                 0.54             0.81            0.07             1.21

14. CONTINGENT LIABILITIES

In recent years the life insurance industry, including the Company, has been subject to an increase in litigation pursued on behalf of purported classes of policyholders and to other claims and legal actions in jurisdictions where juries often award punitive damages which are grossly disproportionate to actual damages. Although no assurances can be given and no determinations can be made at this time, management believes that the ultimate liability, if any, with respect to these claims and actions, would have no material effect on the Company's business, results of operations and financial position.

                             STOCKHOLDER INFORMATION

CORPORATE HEADQUARTERS
     Kansas City Life Insurance Company
     3520 Broadway
     Post Office Box 219139
     Kansas City, Missouri 64121-9139
     Telephone:  (816) 753-7000
     Fax: (816) 753-4902
     Internet: http://www.kclife.com
     E-mail: kclife@kclife.com

NOTICE OF ANNUAL MEETING
     The annual meeting of stockholders will be held at

     9 a.m. Thursday, April 22, 2004, at Kansas City Life's corporate headquarters.

TRANSFER AGENT
     Cheryl Keefer, Assistant Secretary
     Kansas City Life Insurance Company
     Post Office Box 219139
     Kansas City, Missouri 64121-9139

10-K REQUEST
     Stockholders may request a free copy of Kansas City Life's Form 10-K, as filed with the Securities and Exchange Commission, by writing to Secretary, Kansas City Life Insurance Company.

SECURITY HOLDERS
     As of January 31, 2004, Kansas City Life had approximately 620 security holders, including individual participants in security position listings.

                         STOCK AND DIVIDEND INFORMATION
                             STOCK QUOTATION SYMBOL
                             Over-the-Counter--KCLI

The following table presents the high and low prices for our common stock for the periods indicated and the dividends declared per share during such periods.

                               Bid             Dividend
                        High         Low         Paid
                    -----------  -----------  ----------
2003:
First quarter       $     43.22  $     37.50  $     0.27
Second quarter            45.23        39.27        0.27
Third quarter             49.12        40.01        0.27
Fourth quarter            48.43        44.16        0.27
                                              ----------
                                              $     1.08
                                              ----------
2002:
First quarter       $     39.49  $     35.50  $     0.27
Second quarter            40.75        36.03        0.27
Third quarter             39.81        33.26        0.27
Fourth quarter            40.11        36.76        0.27
                                              ----------
                                              $     1.08
                                              ----------

A quarterly dividend of $.27 per share was paid February 23, 2004.

Over-the-counter market quotations are compiled according to Company records and may reflect inter-dealer prices, without markup, markdown or commission and may not necessarily represent actual transactions.

                                KANSAS CITY LIFE
                                  VARIABLE LIFE
                                SEPARATE ACCOUNT

                              FINANCIAL STATEMENTS
                     YEARS ENDED DECEMBER 31, 2003 AND 2002

                                      TABLE OF CONTENTS

                                      INDEPENDENT AUDITORS' REPORT
                                      STATEMENT OF NET ASSETS
                                      STATEMENT OF OPERATIONS
                                      STATEMENT OF CHANGES IN NET ASSETS
                                      NOTES TO FINANCIAL STATEMENTS

                 KANSAS CITY LIFE VARIABLE LIFE SEPARATE ACCOUNT
                             SCHEDULE OF INVESTMENTS
                                DECEMBER 31, 2003

                                                                                                             MARKET
                                                                                                              VALUE       COST
                                                                                                            ---------   ---------
                                                                                                                (in thousands)
ASSETS
Investments:
   FEDERATED INSURANCE SERIES
     American Leaders Fund II - 234,426 shares at a net asset value (NAV) of $19.10 per share               $   4,478       4,298
     High Income Bond Fund II - 175,652 shares at a NAV of $7.99 per share                                      1,404       1,371
     International Small Company Fund II - (Liquidated 11/21/2003)                                                  -           -
     Prime Money Fund II - 3,841,515 shares at a NAV of $1.00 per share                                         3,842       3,842

   MFS VARIABLE INSURANCE TRUST
     Research Series - 348,859 shares at a NAV of $13.35 per share                                              4,657       5,291
     Emerging Growth Series - 529,474 shares at a NAV of $15.51 per share                                       8,212       9,802
     Total Return Series - 192,384 shares at a NAV of $19.58 per share                                          3,767       3,418
     Bond Series - 161,444 shares at a NAV of $12.19 per share                                                  1,968       1,869
     Strategic Income Series - 50,453 shares at a NAV of $11.02 per share                                         556         521
     Utilities Series - 348,102 shares at a NAV of $15.95 per share                                             5,552       5,708

   AMERICAN CENTURY VARIABLE PORTFOLIOS
     VP Capital Appreciation - 267,472 shares at a NAV of $7.12 per share                                       1,904       2,236
     VP International - 530,298 shares at a NAV of $6.43 per share                                              3,410       3,790
     VP Value - 279,318 shares at a NAV of $7.79 per share                                                      2,176       1,839
     VP Income and Growth - 139,605 shares at a NAV of $6.57 per share                                            917         865
     VP Inflation Protection - 2,733 shares at a NAV of $10.31 per share                                           28          28
     VP Ultra - 4,588 shares at a NAV of $9.18 per share                                                           42          40

   DREYFUS VARIABLE INVESTMENT FUND
     Appreciation Portfolio - 146,408 shares at a NAV of $34.42 per share                                       5,039       4,971
     Developing Leaders Portfolio - 198,683 shares at a NAV of $37.39 per share                                 7,429       7,665
     Dreyfus Stock Index Fund - 652,590 shares at a NAV of $28.42 per share                                    18,547      18,407
     The Dreyfus Socially Responsible Growth Fund, Inc. - 35,265 shares at a NAV of $23.79 per share              839         911

   J.P. MORGAN SERIES TRUST II
     Large Cap Core Equity Portfolio - 72,820 shares at a NAV of $12.51 per share                                 911         909
     Small Company Portfolio - 65,682 shares at a NAV of $14.06 per share                                         923         861
     Mid Cap Value Portfolio - 2,264 shares at a NAV of $21.59 per share                                           49          46

   FRANKLIN TEMPLETON VARIABLE PRODUCTS SERIES FUND
     Franklin Real Estate Fund - 62,697 shares at a NAV of $23.65 per share                                     1,483       1,175
     Franklin Small Cap Fund - 27,843 shares at a NAV of $17.43 per share                                         485         460
     Templeton Developing Markets Securities Fund - 56,314 shares at a NAV of $7.09 per share                     399         305
     Templeton Foreign Securities Fund - 83,764 shares at a NAV of $12.24 per share                             1,025       1,068

   CALAMOS: ADVISORS TRUST
     Convertible Portfolio - 201,014 shares at a NAV of $12.74 per share                                        2,561       2,302

   A I M VARIABLE INSURANCE FUNDS
     V.I. Dent Demographic Trends Fund - 95,524 shares at a NAV of $5.21 per share                                498         496
     V.I. New Technology Fund - 118,202 shares at a NAV of $3.52 per share                                        416         455
     V.I. Premier Equity Fund - 37,186 shares at a NAV of $20.23 per share                                        752         750

   SELIGMAN PORTFOLIOS, INC.
     Communications and Information Portfolio - 69,823 shares at a NAV of $11.51 per share                        804         762
     Capital Portfolio - 86,013 shares at a NAV of $11.20 per share                                               963       1,043
     Small Cap Value Portfolio - 1,411 shares at a NAV of $16.13 per share                                         23          21
                                                                                                            ---------   ---------
TOTAL ASSETS                                                                                                $  86,059      87,525
                                                                                                            =========   =========

                 See accompanying Notes to Financial Statements

                 KANSAS CITY LIFE VARIABLE LIFE SEPARATE ACCOUNT
                             STATEMENT OF NET ASSETS
                                DECEMBER 31, 2003

                                                  VUL                   SVUL                ALLIANCE
                                                 NUMBER     UNIT       NUMBER     UNIT       NUMBER     UNIT        MARKET
NET ASSETS                                      OF UNITS    VALUE     OF UNITS    VALUE     OF UNITS    VALUE        VALUE
                                                --------    ------    --------    -----     --------    -----    --------------
                                                                                                                 (in thousands)
   Federated Insurance Series
     American Leaders Fund II                    204,489    $18.394     38,206    $12.931     23,776    $ 9.345         $ 4,478
     High Income Bond Fund II                     68,420     14.329     21,469     12.070     13,817     11.864           1,404
     International Small Company
       Fund II (Liquidated 11/21/03)                   -          -          -          -          -          -               -
     Prime Money Fund II                         222,436     12.575     56,913     12.050     35,102     10.241           3,842

   MFS Variable Insurance Trust
     Research Series                             268,764     14.784     59,579     10.567      6,795      8.005           4,657
     Emerging Growth Series                      488,600     14.538     81,017     10.778     33,572      7.021           8,212
     Total Return Series                         158,349     19.190     33,909     15.173     20,023     10.672           3,767
     Bond Series                                  89,185     15.592     25,292     15.017     16,124     12.258           1,968
     Strategic Income Series                      27,851     13.312      5,618     12.735      9,253     12.288             556
     Utilities Series                            238,588     18.997     54,647     14.553     26,953      8.331           5,552

   American Century Variable Portfolios
     VP Capital Appreciation                     157,458     10.675     16,692     10.461      6,323      7.741           1,904
     VP International                            203,133     14.379     31,495     11.000     17,000      8.388           3,410
     VP Value                                    199,719      8.571     25,551      8.681     20,893     11.592           2,176
     VP Income and Growth                        106,080      6.550     18,485      6.640     10,544      9.448             917
     VP Inflation Protection                       2,210     10.096         54     10.113        528     10.121              28
     VP Ultra                                      3,170     11.525        202     11.545        281     11.554              42
  Dreyfus Variable Instrument Fund
     Appreciation Portfolio                      313,438     13.756     40,963     13.223     20,167      9.234           5,039

     Developing Leaders Portfolio                419,392     14.725     60,647     13.080     45,781     10.045           7,429
     Dreyfus Stock Index Fund                  1,080,669     13.442    252,230     12.589     94,513      8.943          18,547
     The Dreyfus Socially Responsible
       Fund, Inc.                                 30,889     23.915      2,391     24.221      5,618      7.536             839

   J.P. Morgan Series Trust II
     Large Cap Core Equity Portfolio              46,546     13.511     14,661     13.684      9,519      8.558             911
     Small Company Portfolio                      53,250     14.260      8,341     14.443      4,472      9.764             923
     Mid Cap Value Portfolio                       3,336     12.040          -     12.061        722     12.071              49

   Franklin Templeton Variable Products
     Series Fund
     Franklin Real Estate Fund                    77,288     15.564      2,588     15.707     16,723     14.305           1,483
     Franklin Small Cap Fund                      65,016      6.286      4,476      6.344      5,426      8.883             485
     Templeton Developing Markets
       Securities Fund                            33,579     11.381        128     11.486      1,125     13.890             399
     Templeton Foreign Securities Fund            48,420     18.743      3,776     18.983      4,851      9.494           1,025

   Calamos: Advisors Trust
     Growth & Income Portfolio                   130,635     14.332     26,326     14.516     26,670     11.490           2,561

   A I M Variable Insurance Funds
     V. I. Dent Demographic Trends Fund           81,739      4.518     19,045      4.560      5,338      7.781             498
     V. I. New Technology Fund                   150,079      2.490      9,140      2.513      2,885      6.752             416
     V. I. Premier Equity Fund                    81,541      6.193     19,904      6.251     15,812      7.769             752

   Seligman Portfolios, Inc.
     Communications and
       Information Portfolio                     108,626      5.738     10,278      5.791     14,870      8.128             804
     Capital Portfolio                           125,445      5.824     17,817      5.877     16,364      7.827             963
     Small Cap Value Portfolio                     1,400     13.173         67     13.196        259     13.206              23
                                                                                                                        -------
   TOTAL NET ASSETS                                                                                                     $86,059
                                                                                                                        =======

                 KANSAS CITY LIFE VARIABLE LIFE SEPARATE ACCOUNT
                             STATEMENT OF OPERATIONS
                 YEAR ENDED DECEMBER 31, 2003 (EXCEPT AS NOTED)
                                 (in thousands)

                                                              Federated Insurance Series
                                                       -----------------------------------------
                                                                     High     Int'l
                                                        American    Income    Small     Prime
                                                         Leaders     Bond    Company    Money
                                                         Fund II   Fund II   Fund II   Fund II
                                                       -----------------------------------------
VARIABLE UNIVERSAL LIFE:
  Investment Income:
    Income:
      Dividend Distributions                           $      50        71         -         20
    Expenses:
      Mortality and Expense Risk Fees and
        Administrative Charges                                29         9         -         26
                                                       -----------------------------------------
          Investment Income (Loss)                            21        62         -         (6)
                                                       -----------------------------------------
  Realized and Unrealized Gain (Loss) on Investments:
      Realized Gain (Loss)                                  (131)      (88)       (4)         -
      Capital Gains Distributions                              -         -         -          -
      Unrealized Appreciation (Depreciation)                 907       208        20          -
                                                       -----------------------------------------
          Net Gain (Loss) on Investments                     776       120        16          -
                                                       -----------------------------------------

            Change in Net Assets from Operations       $     797       182        16         (6)
                                                       =========================================

                                                                            MFS Variable Insurance Trust
                                                       --------------------------------------------------------------
                                                                   Emerging      Total          Strategic
                                                        Research    Growth      Return   Bond     Income   Utilities
                                                         Series     Series      Series  Series    Series     Series
                                                       --------------------------------------------------------------
VARIABLE UNIVERSAL LIFE:
  Investment Income:
    Income:
      Dividend Distributions                                  23          -         47      92         18         86
    Expenses:
      Mortality and Expense Risk Fees and
        Administrative Charges                                32         55         25      13          3         34
                                                       --------------------------------------------------------------
          Investment Income (Loss)                            (9)       (55)        22      79         15         52
                                                       --------------------------------------------------------------
  Realized and Unrealized Gain (Loss) on Investments:
      Realized Gain (Loss)                                  (377)      (639)         2      37          7       (329)
      Capital Gains Distributions                              -          -          -       -          -          -
      Unrealized Appreciation (Depreciation)               1,144      2,258        374       3         11      1,413
                                                       --------------------------------------------------------------
          Net Gain (Loss) on Investments                     767      1,619        376      40         18      1,084
                                                       --------------------------------------------------------------

            Change in Net Assets from Operations             758      1,564        398     119         33      1,136
                                                       ==============================================================

                                                                   American Century Variable Portfolios
                                                       -----------------------------------------------------------
                                                          VP                            VP         VP*
                                                       Capital       VP       VP      Income    Inflation     VP*
                                                        Apprec      Int'l    Value   & Growth   Protection   Ultra
                                                       ------------------------------------------------------------
VARIABLE UNIVERSAL LIFE:
  Investment Income:
    Income:
      Dividend Distributions                           $      -        19       15          8            -       -
    Expenses:
      Mortality and Expense Risk Fees and
        Administrative Charges                               13        23       13          6            -       -
                                                       ------------------------------------------------------------
          Investment Income (Loss)                          (13)       (4)       2          2            -       -
                                                       ------------------------------------------------------------
  Realized and Unrealized Gain (Loss) on Investments:
      Realized Gain (Loss)                                 (144)     (280)      (8)       (27)           -       -
      Capital Gains Distributions                             -         -        -          -            -       -
      Unrealized Appreciation (Depreciation)                425       844      366        186            -       2
                                                       ------------------------------------------------------------
          Net Gain (Loss) on Investments                    281       564      358        159            -       2
                                                       ------------------------------------------------------------

            Change in Net Assets from Operations       $    268       560      360        161            -       2
                                                       ============================================================

                                                             Dreyfus Variable Investment Fund
                                                      -----------------------------------------------
                                                                     Developing
                                                          Apprec.      Leaders    Stock     Socially
                                                         Portfolio    Portfolio   Index   Responsible
                                                      ------------------------------------------------
VARIABLE UNIVERSAL LIFE:
  Investment Income:
    Income:
      Dividend Distributions                                    55            2     184             1
    Expenses:
      Mortality and Expense Risk Fees and
        Administrative Charges                                  34           48     110             6
                                                      ------------------------------------------------
          Investment Income (Loss)                              21          (46)     74            (5)
                                                      ------------------------------------------------
  Realized and Unrealized Gain (Loss) on Investments:
      Realized Gain (Loss)                                    (117)        (493)   (805)          (88)
      Capital Gains Distributions                                -            -       -             -
      Unrealized Appreciation (Depreciation)                   811        1,994   3,724           234
                                                      ------------------------------------------------
          Net Gain (Loss) on Investments                       694        1,501   2,919           146
                                                      ------------------------------------------------

            Change in Net Assets from Operations               715        1,455   2,993           141
                                                      ================================================

* For the period May 14, 2003 (inception date) through December 31, 2003.

                    See accompanying Notes to Financial Statements

                 KANSAS CITY LIFE VARIABLE LIFE SEPARATE ACCOUNT
                       STATEMENT OF OPERATIONS (CONTINUED)
                 YEAR ENDED DECEMBER 31, 2003 (except as noted)
                                 (in thousands)

                                                          J.P. Morgan             Franklin Templeton Variable Products    Calamos
                                              ----------------------------------  -------------------------------------  ---------
                                               Large Cap      Small       Mid*                   Developing              Growth &
                                              Core Equity    Company   Cap Value   Real   Small    Markets     Foreign    Income
                                               Portfolio    Portfolio  Portfolio  Estate   Cap   Securities  Securities  Portfolio
                                              ----------------------------------  -------------------------------------  ---------
VARIABLE UNIVERSAL LIFE:
  Investment Income:
    Income:
      Dividend Distributions                  $        4           -           -      25     -            3         13         53
    Expenses:
      Mortality and Expense Risk Fees and
        Administrative Charges                         5           6           -       9     3            2          7         15
                                              ----------------------------------  -------------------------------------  ---------
          Investment Income (Loss)                    (1)         (6)          -      16    (3)           1          6         38
                                              ----------------------------------  -------------------------------------  ---------
  Realized and Unrealized Gain (Loss)
    on Investments:
      Realized Gain (Loss)                           (42)        (34)          -      31   (23)          16        (63)        (2)
      Capital Gains Distributions                      -           -           -       -     -            -          -          -
      Unrealized Appreciation (Depreciation)         167         231           3     265   124           97        268        320
                                              ----------------------------------  -------------------------------------  ---------
          Net Gain (Loss) on Investments             125         197           3     296   101          113        205        318
                                              ----------------------------------  -------------------------------------  ---------

            Change in Net Assets from
              Operations                      $      124         191           3     312    98          114        211        356
                                              ==================================  =====================================  =========

                                                         A I M Variable Insurance Funds      Seligman Portfolios
                                                        --------------------------------  --------------------------
                                                          Dent                                                Small*
                                                          Demo          New     Premier    Comm    Capital     Cap
                                                         Trends     Technology   Equity    Info   Portfolio   Value      Total
                                                        ---------------------------------  -------------------------    -------
VARIABLE UNIVERSAL LIFE:
  Investment Income:
    Income:
      Dividend Distributions                            $     -              -         1      -           -        -       790
    Expenses:
      Mortality and Expense Risk Fees and
        Administrative Charges                                3              2         4      4           5        -       544
                                                        ---------------------------------  -------------------------    -------
          Investment Income (Loss)                           (3)            (2)       (3)    (4)         (5)       -       246
                                                        ---------------------------------  -------------------------    -------
  Realized and Unrealized Gain (Loss) on Investments:
      Realized Gain (Loss)                                  (21)           (33)      (26)   (45)        (60)       -    (3,786)
      Capital Gains Distributions                             -              -         -      -           -        -         -
      Unrealized Appreciation (Depreciation)                113            122       123    221         251        1    17,230
                                                        ---------------------------------  -------------------------    -------
          Net Gain (Loss) on Investments                     92             89        97    176         191        1    13,444
                                                        ---------------------------------  -------------------------    -------

            Change in Net Assets from Operations        $    89             87        94    172         186        1    13,690
                                                        =================================  =========================    =======

* For the period May 14, 2003 (inception date) through December 31, 2003.

                 See accompanying Notes to Financial Statements

                 KANSAS CITY LIFE VARIABLE LIFE SEPARATE ACCOUNT
                             STATEMENT OF OPERATIONS
                 YEAR ENDED DECEMBER 31, 2003 (EXCEPT AS NOTED)
                                 (in thousands)

                                                            Federated Insurance Series
                                                       ---------------------------------------
                                                                   High      Int'l
                                                       American   Income    Small      Prime
                                                       Leaders     Bond     Company    Money
                                                       Fund II    Fund II   Fund II   Fund II
                                                       ---------------------------------------
SURVIVORSHIP VARIABLE UNIVERSAL LIFE:
  INVESTMENT INCOME:
    Income:
      Dividend Distributions                           $      9        15         -         7
    Expenses:
      Mortality and Expense Risk Fees and
        Administrative Charges                                3         1         -         6
                                                       ---------------------------------------
          Investment Income (Loss)                            6        14         -         1
                                                       ---------------------------------------
  Realized and Unrealized Gain (Loss) on Investments:
      Realized Gain (Loss)                                  (71)      (13)        -         -
      Capital Gains Distributions                             -         -         -         -
      Unrealized Appreciation (Depreciation)                193        42         1         -
                                                       ---------------------------------------
          Net Gain (Loss) on Investments                    122        29         1         -
                                                       ---------------------------------------

            Change in Net Assets from Operations       $    128        43         1         1
                                                       =======================================

                                                                      MFS Variable Insurance Trust
                                                      ---------------------------------------------------------------
                                                                  Emerging   Total             Strategic
                                                       Research    Growth    Return    Bond     Income     Utilities
                                                        Series     Series    Series   Series    Series      Series
                                                      ---------------------------------------------------------------
SURVIVORSHIP VARIABLE UNIVERSAL LIFE:
  INVESTMENT INCOME:
    Income:
      Dividend Distributions                                  3          -        8       23           7          15
    Expenses:
      Mortality and Expense Risk Fees and
        Administrative Charges                                3          5        3        3           1           4
                                                      ---------------------------------------------------------------
          Investment Income (Loss)                            -         (5)       5       20           6          11
                                                      ---------------------------------------------------------------
  Realized and Unrealized Gain (Loss) on Investments:
      Realized Gain (Loss)                                  (72)      (226)      (4)      15           3        (117)
      Capital Gains Distributions                             -          -        -        -           -           -
      Unrealized Appreciation (Depreciation)                190        453       67       (2)          1         313
                                                      ---------------------------------------------------------------
          Net Gain (Loss) on Investments                    118        227       63       13           4         196
                                                      ---------------------------------------------------------------

            Change in Net Assets from Operations            118        222       68       33          10         207
                                                      ===============================================================

                                                                American Century Variable Portfolios
                                                       ---------------------------------------------------------
                                                          VP                         VP          VP*
                                                       Capital     VP      VP      Income     Inflation    VP*
                                                        Apprec    Int'l   Value   & Growth   Protection   Ultra
                                                       ---------------------------------------------------------
SURVIVORSHIP VARIABLE UNIVERSAL LIFE:
  INVESTMENT INCOME:
    Income:
      Dividend Distributions                           $     -        3       1          3            -       -
    Expenses:
      Mortality and Expense Risk Fees and
        Administrative Charges                               1        2       1          1            -       -
                                                       ---------------------------------------------------------
          Investment Income (Loss)                          (1)       1       -          2            -       -
                                                       ---------------------------------------------------------
  Realized and Unrealized Gain (Loss) on Investments:
      Realized Gain (Loss)                                 (34)     (57)     (5)       (59)           -       -
      Capital Gains Distributions                            -        -       -          -            -       -
      Unrealized Appreciation (Depreciation)                60      131      46        111            -       -
                                                       ---------------------------------------------------------
          Net Gain (Loss) on Investments                    26       74      41         52            -       -
                                                       ---------------------------------------------------------

            Change in Net Assets from Operations       $    25       75      41         54            -       -
                                                       =========================================================

                                                             Dreyfus Variable Investment Fund
                                                       ---------------------------------------------
                                                                   Developing
                                                        Apprec.      Leaders    Stock    Socially
                                                       Portfolio    Portfolio   Index   Responsible
                                                       ---------------------------------------------
SURVIVORSHIP VARIABLE UNIVERSAL LIFE:
  INVESTMENT INCOME:
    Income:
      Dividend Distributions                                   7            -      35              -
    Expenses:
      Mortality and Expense Risk Fees and
        Administrative Charges                                 3            5      14              -
                                                       ---------------------------------------------
          Investment Income (Loss)                             4           (5)     21              -
                                                       ---------------------------------------------
  Realized and Unrealized Gain (Loss) on Investments:
      Realized Gain (Loss)                                   (54)         (98)    (72)            (7)
      Capital Gains Distributions                              -            -       -              -
      Unrealized Appreciation (Depreciation)                 142          309     629             19
                                                       ---------------------------------------------
          Net Gain (Loss) on Investments                      88          211     557             12
                                                       ---------------------------------------------

            Change in Net Assets from Operations              92          206     578             12
                                                       =============================================

* For the period May 14, 2003 (inception date) through December 31, 2003.

                 See accompanying Notes to Financial Statements

                 KANSAS CITY LIFE VARIABLE LIFE SEPARATE ACCOUNT
                       STATEMENT OF OPERATIONS (CONTINUED)
                 YEAR ENDED DECEMBER 31, 2003 (EXCEPT AS NOTED)
                                 (in thousands)

                                                                  J.P. Morgan
                                                       ------------------------------------
                                                        Large Cap      Small        Mid*
                                                       Core Equity    Company    Cap Value
                                                        Portfolio    Portfolio   Portfolio
                                                       ------------------------------------
SURVIVORSHIP VARIABLE UNIVERSAL LIFE:
  INVESTMENT INCOME:
    Income:
      Dividend Distributions                           $         1           -           -
    Expenses:
      Mortality and Expense Risk Fees and
        Administrative Charges                                   1           1           -
                                                       ------------------------------------
          Investment Income (Loss)                               -          (1)          -
                                                       ------------------------------------
  Realized and Unrealized Gain (Loss) on Investments:
      Realized Gain (Loss)                                     (45)         (2)          -
      Capital Gains Distributions                                -           -           -
      Unrealized Appreciation (Depreciation)                    88          37           -
                                                       ------------------------------------
          Net Gain (Loss) on Investments                        43          35           -
                                                       ------------------------------------

            Change in Net Assets from Operations       $        43          34           -
                                                       ====================================

                                                         Franklin Templeton Variable Products      Calamos
                                                       -----------------------------------------  ----------
                                                                        Developing                 Growth &
                                                        Real    Small     Markets      Foreign      Income
                                                       Estate    Cap    Securities   Securities   Portfolio
                                                       -----------------------------------------  ----------
SURVIVORSHIP VARIABLE UNIVERSAL LIFE:
  INVESTMENT INCOME:
    Income:
      Dividend Distributions                                1       -            -            1          12
    Expenses:
      Mortality and Expense Risk Fees and
        Administrative Charges                              -       -            -            -           2
                                                       -----------------------------------------  ----------
          Investment Income (Loss)                          1       -            -            1          10
                                                       -----------------------------------------  ----------
  Realized and Unrealized Gain (Loss) on Investments:
      Realized Gain (Loss)                                  3      (3)           -           (4)         (4)
      Capital Gains Distributions                           -       -            -            -           -
      Unrealized Appreciation (Depreciation)               11       8            1           19          82
                                                       -----------------------------------------  ----------
          Net Gain (Loss) on Investments                   14       5            1           15          78
                                                       -----------------------------------------  ----------

            Change in Net Assets from Operations           15       5            1           16          88
                                                       =========================================  ==========

                                                      A I M Variable Insurance Funds     Seligman Portfolios
                                                      ------------------------------  -------------------------
                                                       Dent                                              Small*
                                                       Demo       New       Premier   Comm    Capital     Cap
                                                      Trends   Technology   Equity    Info   Portfolio   Value   Total
                                                      ------------------------------  -------------------------  ------
SURVIVORSHIP VARIABLE UNIVERSAL LIFE:
  INVESTMENT INCOME:
    Income:
      Dividend Distributions                          $    -            -         -      -           -       -     151
    Expenses:
      Mortality and Expense Risk Fees and
        Administrative Charges                             -            -         -      -           1       -      61
                                                      ------------------------------  -------------------------  ------
          Investment Income (Loss)                         -            -         -      -          (1)      -      90
                                                      ------------------------------  -------------------------  ------
  Realized and Unrealized Gain (Loss) on Investments:
      Realized Gain (Loss)                                (1)          (4)       (9)     -          (6)      -    (946)
      Capital Gains Distributions                          -            -         -      -           -       -       -
      Unrealized Appreciation (Depreciation)              25           13        25     12          34       -   3,060
                                                      ------------------------------  -------------------------  ------
          Net Gain (Loss) on Investments                  24            9        16     12          28       -   2,114
                                                      ------------------------------  -------------------------  ------

            Change in Net Assets from Operations      $   24            9        16     12          27       -   2,204
                                                      ==============================  =========================  ======

* For the period May 14, 2003 (inception date) through December 31, 2003.

                 See accompanying Notes to Financial Statements

                 KANSAS CITY LIFE VARIABLE LIFE SEPARATE ACCOUNT
                             STATEMENT OF OPERATIONS
                 YEAR ENDED DECEMBER 31, 2003 (EXCEPT AS NOTED)
                                 (in thousands)

                                                           Federated Insurance Series
                                                      ---------------------------------------
                                                                  High      Int'l
                                                      American   Income     Small     Prime
                                                      Leaders     Bond     Company    Money
                                                      Fund II    Fund II   Fund II   Fund II
                                                      ---------------------------------------
ALLIANCE VARIABLE UNIVERSAL LIFE :
  INVESTMENT INCOME:
    Income:
      Dividend Distributions                          $      2         3         -         2
    Expenses:
      Mortality and Expense Risk Fees and
        Administrative Charges                               1         -         -         1
                                                      ---------------------------------------
          Investment Income (Loss)                           1         3         -         1
                                                      ---------------------------------------
  Realized and Unrealized Gain (Loss) on Investments:
      Realized Gain (Loss)                                  (1)        5         -         -
      Capital Gains Distributions                            -         -         -         -
      Unrealized Appreciation (Depreciation)                44         8         -         -
                                                      ---------------------------------------
          Net Gain (Loss) on Investments                    43        13         -         -
                                                      ---------------------------------------

          Increase (Decrease) in Net
            Assets from Operations                    $     44        16         -         1
                                                      =======================================

TOTAL VARIABLE UNIVERSAL LIFE, SURVIVORSHIP AND
      ALLIANCE UNIVERSAL LIFE -
      CHANGE IN NET ASSETS FROM OPERATIONS            $    969       241        17        (4)
                                                      =======================================

                                                                      MFS Variable Insurance Trust
                                                      -------------------------------------------------------------
                                                                 Emerging    Total           Strategic
                                                      Research    Growth    Return    Bond    Income     Utilities
                                                       Series     Series    Series   Series   Series       Series
                                                      -------------------------------------------------------------
ALLIANCE VARIABLE UNIVERSAL LIFE :
  INVESTMENT INCOME:
    Income:
      Dividend Distributions                                 -          -        3       13          5           3
    Expenses:
      Mortality and Expense Risk Fees and
        Administrative Charges                               -          1        1        1          1           1
                                                      -------------------------------------------------------------
          Investment Income (Loss)                           -         (1)       2       12          4           2
                                                      -------------------------------------------------------------
  Realized and Unrealized Gain (Loss) on Investments:
      Realized Gain (Loss)                                   -         (2)       2        1          1          (1)
      Capital Gains Distributions                            -          -        -        -          -           -
      Unrealized Appreciation (Depreciation)                10         50       23        2          4          47
                                                      -------------------------------------------------------------
          Net Gain (Loss) on Investments                    10         48       25        3          5          46
                                                      -------------------------------------------------------------

          Increase (Decrease) in Net
            Assets from Operations                          10         47       27       15          9          48
                                                      =============================================================

TOTAL VARIABLE UNIVERSAL LIFE, SURVIVORSHIP AND
      ALLIANCE UNIVERSAL LIFE -
      CHANGE IN NET ASSETS FROM OPERATIONS                 886      1,833      493      167         52       1,391
                                                      =============================================================

                                                                   American Century Variable Portfolios
                                                        --------------------------------------------------------
                                                           VP                        VP          VP*
                                                        Capital     VP      VP     Income     Inflation    VP*
                                                         Apprec   Int'l   Value   & Growth   Protection   Ultra
                                                        --------------------------------------------------------
ALLIANCE VARIABLE UNIVERSAL LIFE :
  INVESTMENT INCOME:
    Income:
      Dividend Distributions                            $     -       1       2          1            -       -
    Expenses:
      Mortality and Expense Risk Fees and
        Administrative Charges                                -       1       1          -            -       -
                                                        --------------------------------------------------------
          Investment Income (Loss)                            -       -       1          1            -       -
                                                        --------------------------------------------------------
  Realized and Unrealized Gain (Loss) on Investments:
      Realized Gain (Loss)                                    1      (2)      3         (3)           -       -
      Capital Gains Distributions                             -       -       -          -            -       -
      Unrealized Appreciation (Depreciation)                  7      29      45         24            -       -
                                                        --------------------------------------------------------
        Net Gain (Loss) on Investments                        8      27      48         21            -       -
                                                        --------------------------------------------------------

        Increase (Decrease) in Net
          Assets from Operations                        $     8      27      49         22            -       -
                                                        ========================================================

TOTAL VARIABLE UNIVERSAL LIFE, SURVIVORSHIP AND
      ALLIANCE UNIVERSAL LIFE -
      CHANGE IN NET ASSETS FROM OPERATIONS              $   301     662     450        237            -       2
                                                        ========================================================

                                                              Dreyfus Variable Investment Fund
                                                        ---------------------------------------------
                                                                    Developing
                                                         Apprec.      Leaders    Stock     Socially
                                                        Portfolio    Portfolio   Index   Responsible
                                                        ---------------------------------------------
ALLIANCE VARIABLE UNIVERSAL LIFE :
  INVESTMENT INCOME:
    Income:
      Dividend Distributions                                    2            -      10             -
    Expenses:
      Mortality and Expense Risk Fees and
        Administrative Charges                                  1            2       3             -
                                                        ---------------------------------------------
          Investment Income (Loss)                              1           (2)      7             -
                                                        ---------------------------------------------
  Realized and Unrealized Gain (Loss) on Investments:
      Realized Gain (Loss)                                     (1)           -      (4)            -
      Capital Gains Distributions                               -            -       -             -
      Unrealized Appreciation (Depreciation)                   28          104     168             8
                                                        ---------------------------------------------
        Net Gain (Loss) on Investments                         27          104     164             8
                                                        ---------------------------------------------

        Increase (Decrease) in Net
          Assets from Operations                               28          102     171             8
                                                        =============================================

TOTAL VARIABLE UNIVERSAL LIFE, SURVIVORSHIP AND
      ALLIANCE UNIVERSAL LIFE -
      CHANGE IN NET ASSETS FROM OPERATIONS                    835        1,763   3,742           161
                                                        =============================================

* For the period May 14, 2003 (inception date) through December 31, 2003.

                 See accompanying Notes to Financial Statements

                 KANSAS CITY LIFE VARIABLE LIFE SEPARATE ACCOUNT
                       STATEMENT OF OPERATIONS (CONTINUED)
                 YEAR ENDED DECEMBER 31, 2003 (EXCEPT AS NOTED)
                                 (in thousands)

                                                                    J.P. Morgan
                                                        ------------------------------------
                                                         Large Cap      Small        Mid*
                                                        Core Equity    Company    Cap Value
                                                         Portfolio    Portfolio   Portfolio
                                                        ------------------------------------
ALLIANCE VARIABLE UNIVERSAL LIFE :
  INVESTMENT INCOME:
    Income:
      Dividend Distributions                            $         -           -           -
    Expenses:
      Mortality and Expense Risk Fees and
        Administrative Charges                                    -           -           -
                                                        ------------------------------------
          Investment Income (Loss)                                -           -           -
                                                        ------------------------------------
  Realized and Unrealized Gain (Loss) on Investments:
      Realized Gain (Loss)                                        1           2           -
      Capital Gains Distributions                                 -           -           -
      Unrealized Appreciation (Depreciation)                     16           8           -
                                                        ------------------------------------
          Net Gain (Loss) on Investments                         17          10           -
                                                        ------------------------------------

      Increase (Decrease) in Net
        Assets from Operations                          $        17          10           -
                                                        ====================================

TOTAL VARIABLE UNIVERSAL LIFE, SURVIVORSHIP AND
      ALLIANCE UNIVERSAL LIFE -
      CHANGE IN NET ASSETS FROM OPERATIONS              $       184         235           3
                                                        ====================================

                                                           Franklin Templeton Variable Products     Calamos
                                                        -----------------------------------------  ----------
                                                                         Developing                 Growth &
                                                         Real    Small     Markets      Foreign      Income
                                                        Estate    Cap    Securities   Securities   Portfolio
                                                        -----------------------------------------  ----------
ALLIANCE VARIABLE UNIVERSAL LIFE :
  INVESTMENT INCOME:
    Income:
      Dividend Distributions                                 5       -            -            1           8
    Expenses:
      Mortality and Expense Risk Fees and
        Administrative Charges                               1       -            -            -           1
                                                        -----------------------------------------  ----------
          Investment Income (Loss)                           4       -            -            1           7
                                                        -----------------------------------------  ----------
  Realized and Unrealized Gain (Loss) on Investments:
      Realized Gain (Loss)                                   5       2            -            -           1
      Capital Gains Distributions                            -       -            -            -           -
      Unrealized Appreciation (Depreciation)                48       8            4           10          46
                                                        -----------------------------------------  ----------
          Net Gain (Loss) on Investments                    53      10            4           10          47
                                                        -----------------------------------------  ----------

      Increase (Decrease) in Net
        Assets from Operations                              57      10            4           11          54
                                                        =========================================  ==========

TOTAL VARIABLE UNIVERSAL LIFE, SURVIVORSHIP AND
      ALLIANCE UNIVERSAL LIFE -
      CHANGE IN NET ASSETS FROM OPERATIONS                 384     113          119          238         498
                                                        =========================================  ==========

                                                        A I M Variable Insurance Funds     Seligman Portfolios
                                                        ------------------------------  --------------------------
                                                         Dent                                              Small*
                                                         Demo        New      Premier   Comm    Capital      Cap
                                                        Trends   Technology   Equity    Info   Portfolio    Value     Total
                                                        ------------------------------  --------------------------  --------
ALLIANCE VARIABLE UNIVERSAL LIFE :
  INVESTMENT INCOME:
    Income:
      Dividend Distributions                            $    -            -         -      -           -        -        61
    Expenses:
      Mortality and Expense Risk Fees and
        Administrative Charges                               -            -         -      -           1        -        18
                                                        ------------------------------  --------------------------  --------
          Investment Income (Loss)                           -            -         -      -          (1)       -        43
                                                        ------------------------------  --------------------------  --------
  Realized and Unrealized Gain (Loss) on Investments:
      Realized Gain (Loss)                                   1            -        (1)     1          (2)       -         9
      Capital Gains Distributions                            -            -         -      -           -        -         -
      Unrealized Appreciation (Depreciation)                 8            5        21     27          36        -       838
                                                        ------------------------------  --------------------------  --------
        Net Gain (Loss) on Investments                       9            5        20     28          34        -       847
                                                        ------------------------------  --------------------------  --------

Increase (Decrease) in Net
Assets from Operations                                  $    9            5        20     28          33        -       890
                                                        ==============================  ==========================  ========

TOTAL VARIABLE UNIVERSAL LIFE, SURVIVORSHIP AND
ALLIANCE UNIVERSAL LIFE -
CHANGE IN NET ASSETS FROM OPERATIONS                    $  122          101       130    212         246        1    16,784
                                                        ==============================  ==========================  ========

* For the period May 14, 2003 (inception date) through December 31, 2003.

                 See accompanying Notes to Financial Statements

                 KANSAS CITY LIFE VARIABLE LIFE SEPARATE ACCOUNT
                       STATEMENT OF CHANGES IN NET ASSETS
                 YEAR ENDED DECEMBER 31, 2003 (EXCEPT AS NOTED)
                                 (in thousands)

                                                   Federated Insurance Series
                                             ---------------------------------------
                                                          High     Int'l
                                             American    Income    Small     Prime
                                              Leaders     Bond    Company    Money
                                              Fund II   Fund II   Fund II   Fund II
                                             ---------------------------------------
VARIABLE UNIVERSAL LIFE:
  CHANGE IN NET ASSETS FROM OPERATIONS:
    Investment Income (Loss)                 $     21        62         -        (6)
    Realized Gain (Loss)                         (131)      (88)       (4)        -
    Unrealized Appreciation (Depreciation)        907       208        20         -
                                             ---------------------------------------
      Change in Net Assets from Operations        797       182        16        (6)

  DEPOSITS                                        669       169         9     1,425

  PAYMENTS AND WITHDRAWALS:
    Death Benefits                                  3        13         -         -
    Withdrawals                                   177       151         1       211
    Contract Expense Charges                      395       116         5       421
    Transfers (in) out                            161       (21)       64       994
                                             ---------------------------------------
      Payments and Withdrawals                    736       259        70     1,626
                                             ---------------------------------------

  NET ASSETS:
    Net Increase (Decrease)                       730        92       (45)     (207)
    Beginning of Year                           3,031       888        45     3,003
                                             ---------------------------------------

      End of Year                            $  3,761       980         -     2,796
                                             ---------------------------------------

                                                              MFS Variable Insurance Trust
                                             --------------------------------------------------------------
                                                        Emerging    Total            Strategic
                                             Research    Growth    Return    Bond      Income    Utilities
                                              Series     Series    Series   Series     Series      Series
                                             --------------------------------------------------------------
VARIABLE UNIVERSAL LIFE:
  CHANGE IN NET ASSETS FROM OPERATIONS:
    Investment Income (Loss)                       (9)       (55)      22       79          15          52
    Realized Gain (Loss)                         (377)      (639)       2       37           7        (329)
    Unrealized Appreciation (Depreciation)      1,144      2,258      374        3          11       1,413
                                             --------------------------------------------------------------
      Change in Net Assets from Operations        758      1,564      398      119          33       1,136

  DEPOSITS                                        812      1,626      589      241          63         946

  PAYMENTS AND WITHDRAWALS:
    Death Benefits                                 10          4       32        -           -          23
    Withdrawals                                   286        303      183      395          65         200
    Contract Expense Charges                      432        815      338      180          59         529
    Transfers (in) out                            225        171      (17)     (98)        (87)        119
                                             --------------------------------------------------------------
      Payments and Withdrawals                    953      1,293      536      477          37         871
                                             --------------------------------------------------------------

  NET ASSETS:
    Net Increase (Decrease)                       617      1,897      451     (117)         59       1,211
    Beginning of Year                           3,356      5,206    2,588    1,509         312       3,321
                                             --------------------------------------------------------------

      End of Year                               3,973      7,103    3,039    1,392         371       4,532
                                             --------------------------------------------------------------

                                                       American Century Variable Portfolios
                                             --------------------------------------------------------
                                                VP                        VP          VP*
                                             Capital     VP      VP     Income     Inflation    VP*
                                              Apprec   Int'l   Value   & Growth   Protection   Ultra
                                             --------------------------------------------------------
VARIABLE UNIVERSAL LIFE:
  CHANGE IN NET ASSETS FROM OPERATIONS:
    Investment Income (Loss)                 $   (13)     (4)      2          2            -       -
    Realized Gain (Loss)                        (144)   (280)     (8)       (27)           -       -
    Unrealized Appreciation (Depreciation)       425     844     366        186            -       2
                                             --------------------------------------------------------
      Change in Net Assets from Operations       268     560     360        161            -       2

  DEPOSITS                                       378     587     349        188            2       2

  PAYMENTS AND WITHDRAWALS:
    Death Benefits                                 1       9       1          -            -       -
    Withdrawals                                   78     157      92         76            -       -
    Contract Expense Charges                     191     314     192        104            1       2
    Transfers (in) out                            11     102      26         18          (21)    (35)
                                             --------------------------------------------------------
      Payments and Withdrawals                   281     582     311        198          (20)    (33)
                                             --------------------------------------------------------

  NET ASSETS:
    Net Increase (Decrease)                      365     565     398        151           22      37
    Beginning of Year                          1,316   2,356   1,314        543            -       -
                                             --------------------------------------------------------

      End of Year                            $ 1,681   2,921   1,712        694           22      37
                                             --------------------------------------------------------

                                                    Dreyfus Variable Investment Fund
                                             ----------------------------------------------
                                                         Developing
                                              Apprec.      Leaders     Stock     Socially
                                             Portfolio    Portfolio    Index   Responsible
                                             ----------------------------------------------
VARIABLE UNIVERSAL LIFE:
  CHANGE IN NET ASSETS FROM OPERATIONS:
    Investment Income (Loss)                        21          (46)      74            (5)
    Realized Gain (Loss)                          (117)        (493)    (805)          (88)
    Unrealized Appreciation (Depreciation)         811        1,994    3,724           234
                                             ----------------------------------------------
      Change in Net Assets from Operations         715        1,455    2,993           141

  DEPOSITS                                         772        1,080    2,988           208

  PAYMENTS AND WITHDRAWALS:
    Death Benefits                                   2            -       12             -
    Withdrawals                                    184          470    1,119             6
    Contract Expense Charges                       428          625    1,622           104
    Transfers (in) out                              62          248     (220)           47
                                             ----------------------------------------------
      Payments and Withdrawals                     676        1,343    2,533           157
                                             ----------------------------------------------

  NET ASSETS:
    Net Increase (Decrease)                        811        1,192    3,448           192
    Beginning of Year                            3,500        4,984   11,078           547
                                             ----------------------------------------------

      End of Year                                4,311        6,176   14,526           739
                                             ----------------------------------------------

* For the period May 14, 2003 (inception date) through December 31, 2003.

                 See accompanying Notes to Financial Statements

                 KANSAS CITY LIFE VARIABLE LIFE SEPARATE ACCOUNT
                 STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
                 YEAR ENDED DECEMBER 31, 2003 (EXCEPT AS NOTED)
                                 (in thousands)

                                                       J.P. Morgan                Franklin Templeton Variable Products     Calamos
                                          ------------------------------------  ----------------------------------------  ----------
                                           Large Cap      Small        Mid*                     Developing                 Growth &
                                          Core Equity    Company    Cap Value    Real   Small     Markets      Foreign      Income
                                           Portfolio    Portfolio   Portfolio   Estate   Cap    Securities   Securities   Portfolio
                                          ------------------------------------  ----------------------------------------  ----------
VARIABLE UNIVERSAL LIFE:
  CHANGE IN NET ASSETS FROM OPERATIONS:
  Investment Income (Loss)                $        (1)         (6)          -       16     (3)           1            6          38
  Realized Gain (Loss)                            (42)        (34)          -       31    (23)          16          (63)         (2)
  Unrealized Appreciation (Depreciation)          167         231           3      265    124           97          268         320
                                          ------------------------------------  ----------------------------------------  ----------
    Change in Net Assets from Operations          124         191           3      312     98          114          211         356

  DEPOSITS                                        158         134           3      218     78           52          147         330

  PAYMENTS AND WITHDRAWALS:
    Death Benefits                                  -           -           -        -      -            -            1           -
    Withdrawals                                    29          18           -       91     32            5           25          70
    Contract Expense Charges                       80          91           1      133     34           23           95         232
    Transfers (in) out                            (14)          3         (35)     133    (34)        (104)         (27)        (25)
                                          ------------------------------------  ----------------------------------------  ----------
       Payments and Withdrawals                    95         112         (34)     357     32          (76)          94         277
                                          ------------------------------------  ----------------------------------------  ----------

  NET ASSETS:
    Net Increase (Decrease)                       187         213          40      173    144          242          264         409
    Beginning of Year                             442         546           -    1,030    265          140          644       1,463
                                          ------------------------------------  ----------------------------------------  ----------

      End of Year                         $       629         759          40    1,203    409          382          908       1,872
                                          ------------------------------------  ----------------------------------------  ----------

                                            A I M Variable Insurance Funds      Seligman Portfolios
                                            ------------------------------   -------------------------
                                              Dent                                              Small*
                                              Demo        New      Premier   Comm    Capital      Cap
                                             Trends   Technology    Equity   Info   Portfolio    Value    Total
                                            ------------------------------   -------------------------   ------
VARIABLE UNIVERSAL LIFE:
  CHANGE IN NET ASSETS FROM OPERATIONS:
    Investment Income (Loss)                $    (3)          (2)       (3)    (4)         (5)       -      246
    Realized Gain (Loss)                        (21)         (33)      (26)   (45)        (60)       -   (3,786)
    Unrealized Appreciation (Depreciation)      113          122       123    221         251        1   17,230
                                            ------------------------------   -------------------------   ------
      Change in Net Assets from Operations       89           87        94    172         186        1   13,690

  DEPOSITS                                      111           69       131    152         157        1   14,844

  PAYMENTS AND WITHDRAWALS:
    Death Benefits                                -            -         -      -           -        -      111
    Withdrawals                                   7           15        21     14          20        -    4,501
    Contract Expense Charges                     48           30        61     63          84        1    7,849
    Transfers (in) out                            9         (134)       22    (14)        (18)     (17)   1,494
                                            ------------------------------   -------------------------   ------
      Payments and Withdrawals                   64          (89)      104     63          86      (16)  13,955
                                            ------------------------------   -------------------------   ------

  NET ASSETS:
    Net Increase (Decrease)                     136          245       121    261         257       18   14,579
    Beginning of Year                           233          129       384    362         474        -   55,009
                                            ------------------------------   -------------------------   ------

      End of Year                           $   369          374       505    623         731       18   69,588
                                            ------------------------------   -------------------------   ------

* For the period May 14, 2003 (inception date) through December 31, 2003.

                 See accompanying Notes to Financial Statements

                 KANSAS CITY LIFE VARIABLE LIFE SEPARATE ACCOUNT
                       STATEMENT OF CHANGES IN NET ASSETS
                 YEAR ENDED DECEMBER 31, 2003 (EXCEPT AS NOTED)
                                 (in thousands)

                                                   Federated Insurance Series
                                             --------------------------------------
                                                          High     Int'l
                                             American    Income    Small     Prime
                                              Leaders     Bond    Company    Money
                                              Fund II   Fund II   Fund II   Fund II
                                             --------------------------------------
SURVIVORSHIP VARIABLE UNIVERSAL LIFE:
  CHANGE IN NET ASSETS FROM OPERATIONS:
    Investment Income (Loss)                 $      6        14         -         1
    Realized Gain (Loss)                          (71)      (13)        -         -
    Unrealized Appreciation (Depreciation)        193        42         1         -
                                             --------------------------------------
      Change in Net Assets from Operations        128        43         1         1

  DEPOSITS                                         90        50         -       200

  PAYMENTS AND WITHDRAWALS:
    Death Benefits                                  -         -         -         -
    Withdrawals                                    52         2         -       253
    Contract Expense Charges                       42        14         -        72
    Transfers (in) out                            293        24         4       389
                                             --------------------------------------
      Payments and Withdrawals                    387        40         4       714
                                             --------------------------------------

  NET ASSETS:
    Net Increase (Decrease)                      (169)       53        (3)     (513)
    Beginning of Year                             663       207         3     1,199
                                             --------------------------------------

      End of Year                            $    494       260         -       686
                                             --------------------------------------

                                                             MFS Variable Insurance Trust
                                             -------------------------------------------------------------
                                                        Emerging    Total            Strategic
                                             Research    Growth    Return    Bond      Income    Utilities
                                              Series     Series    Series   Series     Series      Series
                                             -------------------------------------------------------------
SURVIVORSHIP VARIABLE UNIVERSAL LIFE:
  CHANGE IN NET ASSETS FROM OPERATIONS:
    Investment Income (Loss)                        -         (5)       5       20           6          11
    Realized Gain (Loss)                          (72)      (226)      (4)      15           3        (117)
    Unrealized Appreciation (Depreciation)        190        453       67       (2)          1         313
                                             -------------------------------------------------------------
      Change in Net Assets from Operations        118        222       68       33          10         207

  DEPOSITS                                        109        150       87      113          20         159

  PAYMENTS AND WITHDRAWALS:
    Death Benefits                                  -          -        -        -           -           -
    Withdrawals                                    17         93       44      119           4          91
    Contract Expense Charges                       40         62       47       50           6          61
    Transfers (in) out                             83        192       25       99          64         140
                                             -------------------------------------------------------------
      Payments and Withdrawals                    140        347      116      268          74         292
                                             -------------------------------------------------------------

  NET ASSETS:
    Net Increase (Decrease)                        87         25       39     (122)        (44)         74
    Beginning of Year                             543        848      475      501         116         721
                                             -------------------------------------------------------------

      End of Year                                 630        873      514      379          72         795
                                             -------------------------------------------------------------

                                                       American Century Variable Portfolios
                                             -------------------------------------------------------
                                                VP                        VP          VP*
                                             Capital     VP      VP     Income     Inflation    VP*
                                              Apprec   Int'l   Value   & Growth   Protection   Ultra
                                             -------------------------------------------------------
SURVIVORSHIP VARIABLE UNIVERSAL LIFE:
  CHANGE IN NET ASSETS FROM OPERATIONS:
    Investment Income (Loss)                 $    (1)      1       -          2            -       -
    Realized Gain (Loss)                         (34)    (57)     (5)       (59)           -       -
    Unrealized Appreciation (Depreciation)        60     131      46        111            -       -
                                             -------------------------------------------------------
      Change in Net Assets from Operations        25      75      41         54            -       -

  DEPOSITS                                        21      60      36         19            -       -

  PAYMENTS AND WITHDRAWALS:
    Death Benefits                                 -       -       -          -            -       -
    Withdrawals                                   17      47      16         16            -       -
    Contract Expense Charges                      11      25      19         14            -       -
    Transfers (in) out                           (33)     55     (25)       208           (1)     (2)
                                             -------------------------------------------------------
      Payments and Withdrawals                    (5)    127      10        238           (1)     (2)
                                             -------------------------------------------------------

  NET ASSETS:
    Net Increase (Decrease)                       51       8      67       (165)           1       2
    Beginning of Year                            124     338     155        288            -       -
                                             -------------------------------------------------------

      End of Year                            $   175     346     222        123            1       2
                                             -------------------------------------------------------

                                                   Dreyfus Variable Investment Fund
                                             --------------------------------------------
                                                         Developing
                                              Apprec.      Leaders    Stock     Socially
                                             Portfolio    Portfolio   Index   Responsible
                                             --------------------------------------------
SURVIVORSHIP VARIABLE UNIVERSAL LIFE:
  CHANGE IN NET ASSETS FROM OPERATIONS:
    Investment Income (Loss)                         4           (5)     21             -
    Realized Gain (Loss)                           (54)         (98)    (72)           (7)
    Unrealized Appreciation (Depreciation)         142          309     629            19
                                             --------------------------------------------
      Change in Net Assets from Operations          92          206     578            12

  DEPOSITS                                          90          104     447            11

  PAYMENTS AND WITHDRAWALS:
    Death Benefits                                   -            -       -             -
    Withdrawals                                     80          114     249             -
    Contract Expense Charges                        34           51     228             4
    Transfers (in) out                             109          101    (694)           13
                                             --------------------------------------------
      Payments and Withdrawals                     223          266    (217)           17
                                             --------------------------------------------

  NET ASSETS:
    Net Increase (Decrease)                        (41)          44   1,242             6
    Beginning of Year                              583          749   1,933            52
                                             --------------------------------------------

      End of Year                                  542          793   3,175            58
                                             --------------------------------------------

* For the period May 14, 2003 (inception date) through December 31, 2003.

                 See accompanying Notes to Financial Statements

                 KANSAS CITY LIFE VARIABLE LIFE SEPARATE ACCOUNT
                 STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
                 YEAR ENDED DECEMBER 31, 2003 (EXCEPT AS NOTED)
                                 (in thousands)

                                                      J.P. Morgan              Franklin Templeton Variable Products    Calamos
                                            ---------------------------------  -------------------------------------  ---------
                                             Large Cap     Small       Mid*                   Developing               Growth &
                                            Core Equity   Company   Cap Value   Real   Small    Markets     Foreign    Income
                                             Portfolio   Portfolio  Portfolio  Estate   Cap   Securities  Securities  Portfolio
                                            ---------------------------------  -------------------------------------  ---------
SURVIVORSHIP VARIABLE UNIVERSAL LIFE:
  CHANGE IN NET ASSETS FROM OPERATIONS:
    Investment Income (Loss)                $        -         (1)          -       1     -            -           1         10
    Realized Gain (Loss)                           (45)        (2)          -       3    (3)           -          (4)        (4)
    Unrealized Appreciation (Depreciation)          88         37           -      11     8            1          19         82
                                            ---------------------------------  -------------------------------------  ---------
      Change in Net Assets from Operations          43         34           -      15     5            1          16         88

  DEPOSITS                                          36         17           -      14     2            1          14         54

  PAYMENTS AND WITHDRAWALS:
    Death Benefits                                   -          -           -       -     -            -           -          -
    Withdrawals                                      7         18           -      32     5            1           3        144
    Contract Expense Charges                        13         10           -       5     1            1           6         27
    Transfers (in) out                              87         (1)          -      19   (10)           1           1         17
                                            ---------------------------------  -------------------------------------  ---------
      Payments and Withdrawals                     107         27           -      56    (4)           3          10        188
                                            ---------------------------------  -------------------------------------  ---------

  NET ASSETS:
    Net Increase (Decrease)                        (28)        24           -     (27)   11           (1)         20        (46)
    Beginning of Year                              229         96           -      68    17            2          51        428
                                            ---------------------------------  -------------------------------------  ---------

      End of Year                           $      201        120           -      41    28            1          71        382
                                            ---------------------------------  -------------------------------------  ---------

                                            A I M Variable Insurance Funds       Seligman Portfolios
                                            ------------------------------   ---------------------------
                                              Dent                                                Small*
                                              Demo        New      Premier   Comm      Capital      Cap
                                             Trends   Technology    Equity   Info     Portfolio    Value    Total
                                            ------------------------------   ---------------------------   ------
SURVIVORSHIP VARIABLE UNIVERSAL LIFE:
  CHANGE IN NET ASSETS FROM OPERATIONS:
    Investment Income (Loss)                $     -            -         -      -            (1)       -       90
    Realized Gain (Loss)                         (1)          (4)       (9)     -            (6)       -     (946)
    Unrealized Appreciation (Depreciation)       25           13        25     12            34        -    3,060
                                            ------------------------------   ---------------------------   ------
      Change in Net Assets from Operations       24            9        16     12            27        -    2,204

  DEPOSITS                                       11            5        10      6            10        -    1,946

  PAYMENTS AND WITHDRAWALS:
    Death Benefits                                -            -         -      -             -        -        -
    Withdrawals                                   2            2        10      3             8        -    1,449
    Contract Expense Charges                      4            2         4      2             4        -      859
    Transfers (in) out                            2            2       (57)   (23)           (9)      (1)   1,072
                                            ------------------------------   ---------------------------   ------
      Payments and Withdrawals                    8            6       (43)   (18)            3       (1)   3,380
                                            ------------------------------   ---------------------------   ------

  NET ASSETS:
    Net Increase (Decrease)                      27            8        69     36            34        1      770
    Beginning of Year                            60           15        55     24            71        -   10,614
                                            ------------------------------   ---------------------------   ------

      End of Year                           $    87           23       124     60           105        1   11,384
                                            ------------------------------   ---------------------------   ------

* For the period May 14, 2003 (inception date) through December 31, 2003.

                 See accompanying Notes to Financial Statements

                 KANSAS CITY LIFE VARIABLE LIFE SEPARATE ACCOUNT
                       STATEMENT OF CHANGES IN NET ASSETS
                 YEAR ENDED DECEMBER 31, 2003 (EXCEPT AS NOTED)
                                 (in thousands)

                                                          Federated Insurance Series
                                                    --------------------------------------
                                                                 High     Int'l
                                                    American    Income    Small     Prime
                                                     Leaders     Bond    Company    Money
                                                     Fund II   Fund II   Fund II   Fund II
                                                    --------------------------------------
ALLIANCE VARIABLE UNIVERSAL LIFE:
  CHANGE IN NET ASSETS FROM OPERATIONS:
    Investment Income (Loss)                        $      1         3         -         1
    Realized Gain (Loss)                                  (1)        5         -         -
    Unrealized Appreciation (Depreciation)                44         8         -         -
                                                    --------------------------------------
      Change in Net Assets from Operations                44        16         -         1

  DEPOSITS                                                60        35         1       612

  PAYMENTS AND WITHDRAWALS:
    Death Benefits                                         -         -         -         -
    Withdrawals                                            5         2         -        10
    Contract Expense Charges                              25        13         -        80
    Transfers (in) out                                    (9)     (103)        2       489
                                                    --------------------------------------
      Payments and Withdrawals                            21       (88)        2       579
                                                    --------------------------------------

  NET ASSETS:
    Net Increase (Decrease)                               83       139        (1)       34
    Beginning of Year                                    140        25         1       326
                                                    --------------------------------------

      End of Year                                   $    223       164         -       360
                                                    --------------------------------------
  TOTAL VARIABLE UNIVERSAL LIFE, SURVIVORSHIP AND
      ALLIANCE UNIVERSAL LIFE -
    END OF YEAR                                     $  4,478     1,404         -     3,842
                                                    ======================================

                                                                    MFS Variable Insurance Trust
                                                    -------------------------------------------------------------
                                                               Emerging    Total            Strategic
                                                    Research    Growth    Return    Bond      Income    Utilities
                                                     Series     Series    Series   Series     Series      Series
                                                    -------------------------------------------------------------
ALLIANCE VARIABLE UNIVERSAL LIFE:
  CHANGE IN NET ASSETS FROM OPERATIONS:
    Investment Income (Loss)                               -         (1)       2       12           4           2
    Realized Gain (Loss)                                   -         (2)       2        1           1          (1)
    Unrealized Appreciation (Depreciation)                10         50       23        2           4          47
                                                    -------------------------------------------------------------
      Change in Net Assets from Operations                10         47       27       15           9          48

  DEPOSITS                                                20         56       78       96          19          65

  PAYMENTS AND WITHDRAWALS:
    Death Benefits                                         -          -        -        1           -           1
    Withdrawals                                            3          5        8       11          11           3
    Contract Expense Charges                               9         22       31       41          11          22
    Transfers (in) out                                    (9)       (18)     (26)      12         (32)        (24)
                                                    -------------------------------------------------------------
      Payments and Withdrawals                             3          9       13       65         (10)          2
                                                    -------------------------------------------------------------

  NET ASSETS:
    Net Increase (Decrease)                               27         94       92       46          38         111
    Beginning of Year                                     27        142      122      151          75         114
                                                    -------------------------------------------------------------

      End of Year                                         54        236      214      197         113         225
                                                    -------------------------------------------------------------
  TOTAL VARIABLE UNIVERSAL LIFE, SURVIVORSHIP AND
      ALLIANCE UNIVERSAL LIFE -
    END OF YEAR                                        4,657      8,212    3,767    1,968         556       5,552
                                                    =============================================================

                                                             American Century Variable Portfolios
                                                    -------------------------------------------------------
                                                       VP                        VP          VP*
                                                    Capital     VP      VP     Income     Inflation    VP*
                                                     Apprec   Int'l   Value   & Growth   Protection   Ultra
                                                    -------------------------------------------------------
ALLIANCE VARIABLE UNIVERSAL LIFE:
  CHANGE IN NET ASSETS FROM OPERATIONS:
    Investment Income (Loss)                        $     -       -       1          1            -       -
    Realized Gain (Loss)                                  1      (2)      3         (3)           -       -
    Unrealized Appreciation (Depreciation)                7      29      45         24            -       -
                                                    -------------------------------------------------------
      Change in Net Assets from Operations                8      27      49         22            -       -

  DEPOSITS                                               20      26      78         28            2       1

  PAYMENTS AND WITHDRAWALS:
    Death Benefits                                        -       -       -          -            -       -
    Withdrawals                                           3       3      13          9            -       -
    Contract Expense Charges                              8      13      35         18            1       -
    Transfers (in) out                                   (5)    (11)    (28)        (8)          (4)     (2)
                                                    -------------------------------------------------------
      Payments and Withdrawals                            6       5      20         19           (3)     (2)
                                                    -------------------------------------------------------

  NET ASSETS:
    Net Increase (Decrease)                              22      48     107         31            5       3
    Beginning of Year                                    26      95     135         69            -       -
                                                    -------------------------------------------------------

      End of Year                                   $    48     143     242        100            5       3
                                                    -------------------------------------------------------
  TOTAL VARIABLE UNIVERSAL LIFE, SURVIVORSHIP AND
      ALLIANCE UNIVERSAL LIFE -
    END OF YEAR                                     $ 1,904   3,410   2,176        917           28      42
                                                    =======================================================

                                                          Dreyfus Variable Investment Fund
                                                    ---------------------------------------------
                                                                Developing
                                                     Apprec.      Leaders     Stock     Socially
                                                    Portfolio    Portfolio    Index   Responsible
                                                    ---------------------------------------------
ALLIANCE VARIABLE UNIVERSAL LIFE:
  CHANGE IN NET ASSETS FROM OPERATIONS:
    Investment Income (Loss)                                1           (2)       7             -
    Realized Gain (Loss)                                   (1)           -       (4)            -
    Unrealized Appreciation (Depreciation)                 28          104      168             8
                                                    ---------------------------------------------
      Change in Net Assets from Operations                 28          102      171             8

  DEPOSITS                                                 57          118      227            14

  PAYMENTS AND WITHDRAWALS:
    Death Benefits                                          -            1        1             -
    Withdrawals                                             5           24       27             1
    Contract Expense Charges                               25           53       92             6
    Transfers (in) out                                    (19)         (33)     (59)           (5)
                                                    ---------------------------------------------
      Payments and Withdrawals                             11           45       61             2
                                                    ---------------------------------------------

  NET ASSETS:
    Net Increase (Decrease)                                74          175      337            20
    Beginning of Year                                     112          285      509            22
                                                    ---------------------------------------------

      End of Year                                         186          460      846            42
                                                    ---------------------------------------------
  TOTAL VARIABLE UNIVERSAL LIFE, SURVIVORSHIP AND
      ALLIANCE UNIVERSAL LIFE -
    END OF YEAR                                         5,039        7,429   18,547           839
                                                    =============================================

* For the period May 14, 2003 (inception date) through December 31, 2003.

                 See accompanying Notes to Financial Statements

                 KANSAS CITY LIFE VARIABLE LIFE SEPARATE ACCOUNT
                 STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
                 YEAR ENDED DECEMBER 31, 2003 (EXCEPT AS NOTED)
                                 (in thousands)

                                                          J.P. Morgan              Franklin Templeton Variable Products    Calamos
                                               ---------------------------------   -------------------------------------  ---------
                                                Large Cap     Small       Mid*                    Developing               Growth &
                                               Core Equity   Company   Cap Value    Real   Small    Markets     Foreign     Income
                                                Portfolio   Portfolio  Portfolio   Estate   Cap   Securities  Securities  Portfolio
                                               ---------------------------------   -------------------------------------  ---------
ALLIANCE VARIABLE UNIVERSAL LIFE:
  CHANGE IN NET ASSETS FROM OPERATIONS:
    Investment Income (Loss)                   $         -         -           -       4      -           -            1          7
    Realized Gain (Loss)                                 1         2           -       5      2           -            -          1
    Unrealized Appreciation (Depreciation)              16         8           -      48      8           4           10         46
                                               ---------------------------------   -------------------------------------  ---------
      Change in Net Assets from Operations              17        10           -      57     10           4           11         54

  DEPOSITS                                              18        12           1      70     16           7           15         64

  PAYMENTS AND WITHDRAWALS:
    Death Benefits                                       -         -           -       -      -           -            -          -
    Withdrawals                                          1         1           -      21      1           -            4          6
    Contract Expense Charges                             8         5           -      28      6           2            6         28
    Transfers (in) out                                   -        (8)         (8)    (20)   (12)         (2)          (7)       (27)
                                               ---------------------------------   -------------------------------------  ---------
      Payments and Withdrawals                           9        (2)         (8)     29     (5)          -            3          7
                                               ---------------------------------   -------------------------------------  ---------

  NET ASSETS:
    Net Increase (Decrease)                             26        24           9      98     31          11           23        111
    Beginning of Year                                   55        20           -     141     17           5           23        196
                                               ---------------------------------   -------------------------------------  ---------

      End of Year                              $        81        44           9     239     48          16           46        307
                                               ---------------------------------   -------------------------------------  ---------
  TOTAL VARIABLE UNIVERSAL LIFE, SURVIVORSHIP
      AND ALLIANCE UNIVERSAL LIFE -
    END OF YEAR                                $       911       923          49   1,483    485         399        1,025      2,561
                                               =================================   =====================================  =========

                                                   A I M Variable Insurance Funds      Seligman Portfolios
                                                   ------------------------------   -------------------------
                                                     Dent                                              Small*
                                                     Demo        New      Premier   Comm    Capital      Cap
                                                    Trends   Technology    Equity   Info   Portfolio    Value    Total
                                                   ------------------------------   -------------------------   ------
ALLIANCE VARIABLE UNIVERSAL LIFE:
  CHANGE IN NET ASSETS FROM OPERATIONS:
    Investment Income (Loss)                       $     -            -         -      -          (1)       -       43
    Realized Gain (Loss)                                 1            -        (1)     1          (2)       -        9
    Unrealized Appreciation (Depreciation)               8            5        21     27          36        -      838
                                                   ------------------------------   -------------------------   ------
      Change in Net Assets from Operations               9            5        20     28          33        -      890

  DEPOSITS                                              17            5        46     42          29        1    1,956

  PAYMENTS AND WITHDRAWALS:
    Death Benefits                                       -            -         -      -           -        -        4
    Withdrawals                                          2            1         3      7           8        -      198
    Contract Expense Charges                             7            3        18     16          15        -      647
    Transfers (in) out                                  (7)          (5)      (17)   (24)         (8)      (3)     (40)
                                                   ------------------------------   -------------------------   ------
      Payments and Withdrawals                           2           (1)        4     (1)         15       (3)     809
                                                   ------------------------------   -------------------------   ------

  NET ASSETS:
    Net Increase (Decrease)                             24           11        62     71          47        4    2,037
    Beginning of Year                                   18            8        61     50          80        -    3,050
                                                   ------------------------------   -------------------------   ------

      End of Year                                  $    42           19       123    121         127        4    5,087
                                                   ------------------------------   -------------------------   ------
  TOTAL VARIABLE UNIVERSAL LIFE, SURVIVORSHIP AND
      ALLIANCE UNIVERSAL LIFE -
    END OF YEAR                                    $   498          416       752    804         963       23   86,059
                                                   ==============================   =========================   ======

* For the period May 14, 2003 (inception date) through December 31, 2003.

                 See accompanying Notes to Financial Statements

                 KANSAS CITY LIFE VARIABLE LIFE SEPARATE ACCOUNT
                       STATEMENT OF CHANGES IN NET ASSETS
                          YEAR ENDED DECEMBER 31, 2002
                                 (in thousands)

                                                  Federated Insurance Series
                                             --------------------------------------
                                                          High     Int'l
                                             American    Income    Small     Prime
                                              Leaders     Bond    Company    Money
                                              Fund II   Fund II   Fund II   Fund II
                                             --------------------------------------
VARIABLE UNIVERSAL LIFE:
  CHANGE IN NET ASSETS FROM OPERATIONS:
    Investment Income (Loss)                 $      7        84        (1)       14
    Realized Gain (Loss)                         (200)      (95)      (11)        -
    Unrealized Appreciation (Depreciation)       (627)       11        (1)        -
                                             --------------------------------------
      Change in Net Assets from Operations       (820)        -       (13)       14

  DEPOSITS                                        802       210        19     2,330

  PAYMENTS AND WITHDRAWALS:
    Death Benefits                                  3         -         -         -
    Withdrawals and Contract Charges              699       179         9     1,250
    Transfers (in) out                            124        49         8     1,367
                                             --------------------------------------
      Payments and Withdrawals                    826       228        17     2,617
                                             --------------------------------------

  NET ASSETS:
    Net Increase (Decrease)                      (844)      (18)      (11)     (273)
    Beginning of Year                           3,875       906        56     3,276
                                             --------------------------------------

      End of Year                            $  3,031       888        45     3,003
                                             --------------------------------------

                                                           MFS Variable Insurance Trust
                                             -------------------------------------------------------------
                                                        Emerging    Total            Strategic
                                             Research    Growth    Return    Bond      Income    Utilities
                                              Series     Series    Series   Series     Series      Series
                                             -------------------------------------------------------------
VARIABLE UNIVERSAL LIFE:
  CHANGE IN NET ASSETS FROM OPERATIONS:
    Investment Income (Loss)                      (25)       (56)      19       50           7          62
    Realized Gain (Loss)                         (573)    (1,337)      24        8           1        (683)
    Unrealized Appreciation (Depreciation)       (558)    (1,309)    (198)      45          13        (426)
                                             -------------------------------------------------------------
      Change in Net Assets from Operations     (1,156)    (2,702)    (155)     103          21      (1,047)

  DEPOSITS                                      1,049      2,073      637      244          48       1,112

  PAYMENTS AND WITHDRAWALS:
    Death Benefits                                 11          6        4        -           -           4
    Withdrawals and Contract Charges              732      1,363      498      284         101         748
    Transfers (in) out                            358        539     (159)    (558)       (184)        299
                                             -------------------------------------------------------------
      Payments and Withdrawals                  1,101      1,908      343     (274)        (83)      1,051
                                             -------------------------------------------------------------

  NET ASSETS:
    Net Increase (Decrease)                    (1,208)    (2,537)     139      621         152        (986)
    Beginning of Year                           4,564      7,743    2,449      888         160       4,307
                                             -------------------------------------------------------------

      End of Year                               3,356      5,206    2,588    1,509         312       3,321
                                             -------------------------------------------------------------

                                             American Century Variable Portfolios          Dreyfus Variable Investment Fund
                                             -------------------------------------   --------------------------------------------
                                                VP                           VP                    Small
                                             Capital      VP       VP      Income     Apprec.       Cap      Stock      Socially
                                              Apprec    Int'l    Value    & Growth   Portfolio   Portfolio   Index    Responsible
                                             -------------------------------------   --------------------------------------------
VARIABLE UNIVERSAL LIFE:
  CHANGE IN NET ASSETS FROM OPERATIONS:
    Investment Income (Loss)                 $   (13)      (2)      (2)          1           9         (48)      58            (5)
    Realized Gain (Loss)                        (258)    (456)      46         (48)       (136)       (656)  (1,296)         (212)
    Unrealized Appreciation (Depreciation)       (99)    (170)    (210)        (79)       (604)       (525)  (2,149)          (36)
                                             -------------------------------------   --------------------------------------------
      Change in Net Assets from Operations      (370)    (628)    (166)       (126)       (731)     (1,229)  (3,387)         (253)

  DEPOSITS                                       471      729      375         187         890       1,227    3,840           250

  PAYMENTS AND WITHDRAWALS:
    Death Benefits                                 -        4        -           -           3           8       14             -
    Withdrawals and Contract Charges             283      538      249         145         716         965    2,839           238
    Transfers (in) out                            85      314     (292)        (38)         74         (94)     639           128
                                             -------------------------------------   --------------------------------------------
      Payments and Withdrawals                   368      856      (43)        107         793         879    3,492           366
                                             -------------------------------------   --------------------------------------------

  NET ASSETS:
    Net Increase (Decrease)                     (267)    (755)     252         (46)       (634)       (881)  (3,039)         (369)
    Beginning of Year                          1,583    3,111    1,062         589       4,134       5,865   14,117           916
                                             -------------------------------------   --------------------------------------------

      End of Year                            $ 1,316    2,356    1,314         543       3,500       4,984   11,078           547
                                             -------------------------------------   --------------------------------------------

                 See accompanying Notes to Financial Statements

                 KANSAS CITY LIFE VARIABLE LIFE SEPARATE ACCOUNT
                 STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
                          YEAR ENDED DECEMBER 31, 2002
                                 (in thousands)

                                                   J.P. Morgan           Franklin Templeton Variable Products       Calamos
                                             -----------------------   ----------------------------------------   -----------
                                              Large Cap      Small                      Developing
                                             Core Equity    Company     Real    Small     Markets      Foreign    Convertible
                                              Portfolio    Portfolio   Estate    Cap    Securities   Securities    Portfolio
                                             -----------------------   ----------------------------------------   -----------
VARIABLE UNIVERSAL LIFE:
  CHANGE IN NET ASSETS FROM OPERATIONS:
    Investment Income (Loss)                 $        (5)         (5)       2      (2)           -            5            37
    Realized Gain (Loss)                            (107)        (50)      (4)    (38)          (4)        (110)          (66)
    Unrealized Appreciation (Depreciation)           (70)        (99)     (15)    (74)          (4)         (36)          (53)
                                             -----------------------   ----------------------------------------   -----------
      Change in Net Assets from Operations          (182)       (154)     (17)   (114)          (8)        (141)          (82)

  DEPOSITS                                           200         153      188      85           33          156           380

  PAYMENTS AND WITHDRAWALS:
    Death Benefits                                     -           -        -       -            -            -             -
    Withdrawals and Contract Charges                 115         106       98      42           16          109           314
    Transfers (in) out                               119          64     (900)    (10)        (101)         (17)           61
                                             -----------------------   ----------------------------------------   -----------
    Payments and Withdrawals                         234         170     (802)     32          (85)          92           375
                                             -----------------------   ----------------------------------------   -----------

  NET ASSETS:
    Net Increase (Decrease)                         (216)       (171)     973     (61)         110          (77)          (77)
    Beginning of Year                                658         717       57     326           30          721         1,540
                                             -----------------------   ----------------------------------------   -----------

      End of Year                            $       442         546    1,030     265          140          644         1,463
                                             -----------------------   ----------------------------------------   -----------

                                            A I M Variable Insurance Funds    Seligman Portfolios
                                            ------------------------------    -------------------
                                              Dent
                                              Demo        New      Premier    Comm       Capital
                                             Trends   Technology    Equity    Info      Portfolio    Total
                                            ------------------------------    -------------------   ------
VARIABLE UNIVERSAL LIFE:
  CHANGE IN NET ASSETS FROM OPERATIONS:
    Investment Income (Loss)                $    (2)          (1)       (3)     (3)            (5)      177
    Realized Gain (Loss)                        (94)        (119)      (58)    (70)          (247)   (6,849)
    Unrealized Appreciation (Depreciation)       (9)          15      (105)   (107)            (7)   (7,486)
                                            ------------------------------    -------------------   -------
      Change in Net Assets from Operations     (105)        (105)     (166)   (180)          (259)  (14,158)

  DEPOSITS                                      144           81       142     151            184    18,390

  PAYMENTS AND WITHDRAWALS:
    Death Benefits                                -            -         1       1              -        59
    Withdrawals and Contract Charges             71           36        68      68            131    13,010
    Transfers (in) out                           61           18       (35)    (63)           (40)    1,816
                                            ------------------------------    -------------------   -------
      Payments and Withdrawals                  132           54        34       6             91    14,885
                                            ------------------------------    -------------------   -------

  NET ASSETS:
    Net Increase (Decrease)                     (93)         (78)      (58)    (35)          (166)  (10,653)
    Beginning of Year                           326          207       442     397            640    65,662
                                            ------------------------------    -------------------   -------

      End of Year                           $   233          129       384     362            474    55,009
                                            ------------------------------    -------------------   -------

                 See accompanying Notes to Financial Statements

                 KANSAS CITY LIFE VARIABLE LIFE SEPARATE ACCOUNT
                       STATEMENT OF CHANGES IN NET ASSETS
                          YEAR ENDED DECEMBER 31, 2002
                                 (in thousands)

                                                   Federated Insurance Series
                                             --------------------------------------
                                                          High     Int'l
                                             American    Income    Small     Prime
                                              Leaders     Bond    Company    Money
                                              Fund II   Fund II   Fund II   Fund II
                                             --------------------------------------
SURVIVORSHIP VARIABLE UNIVERSAL LIFE:
  CHANGE IN NET ASSETS FROM OPERATIONS:
    Investment Income (Loss)                 $      4        14         -        10
    Realized Gain (Loss)                          (44)       (7)        -         -
    Unrealized Appreciation (Depreciation)       (149)       (5)        -         -
                                             --------------------------------------
      Change in Net Assets from Operations       (189)        2         -        10

  DEPOSITS                                        173        69         1       542

  PAYMENTS AND WITHDRAWALS:
    Death Benefits                                  -         -         -         -
    Withdrawals and Contract Charges              137        21         1       344
    Transfers (in) out                             80        23         1       273
                                             --------------------------------------
      Payments and Withdrawals                    217        44         2       617
                                             --------------------------------------

  NET ASSETS:
    Net Increase (Decrease)                      (233)       27        (1)      (65)
    Beginning of Year                             896       180         4     1,264
                                             --------------------------------------

      End of Year                            $    663       207         3     1,199
                                             --------------------------------------

                                                             MFS Variable Insurance Trust
                                             -------------------------------------------------------------
                                                        Emerging    Total            Strategic
                                             Research    Growth    Return    Bond      Income    Utilities
                                              Series     Series    Series   Series     Series      Series
                                             -------------------------------------------------------------
SURVIVORSHIP VARIABLE UNIVERSAL LIFE:
  CHANGE IN NET ASSETS FROM OPERATIONS:
    Investment Income (Loss)                       (2)        (6)       6       15           -          17
    Realized Gain (Loss)                          (79)      (151)       2        2           -        (153)
    Unrealized Appreciation (Depreciation)        (95)      (271)     (39)      14           2         (93)
                                             -------------------------------------------------------------
      Change in Net Assets from Operations       (176)      (428)     (31)      31           2        (229)

  DEPOSITS                                        159        276      141      129           3         265

  PAYMENTS AND WITHDRAWALS:
    Death Benefits                                  -          -        -        -           -           -
    Withdrawals and Contract Charges              142        173      128       94           1         162
    Transfers (in) out                             18         41       61     (109)       (110)         83
                                             -------------------------------------------------------------
      Payments and Withdrawals                    160        214      189      (15)       (109)        245
                                             -------------------------------------------------------------

  NET ASSETS:
    Net Increase (Decrease)                      (177)      (366)     (79)     175         114        (209)
    Beginning of Year                             720      1,214      554      326           2         930
                                             -------------------------------------------------------------

      End of Year                                 543        848      475      501         116         721
                                             -------------------------------------------------------------

                                             American Century Variable Portfolios           Dreyfus Variable Investment Fund
                                            -------------------------------------   ----------------------------------------------
                                               VP                           VP                     Small
                                            Capital      VP       VP      Income     Apprec.        Cap       Stock      Socially
                                             Apprec    Int'l    Value    & Growth   Portfolio    Portfolio    Index    Responsible
                                            -------------------------------------   ----------------------------------------------
SURVIVORSHIP VARIABLE UNIVERSAL LIFE:
  CHANGE IN NET ASSETS FROM OPERATIONS:
    Investment Income (Loss)                $    (1)       -        1           2           3           (6)      17              -
    Realized Gain (Loss)                        (20)     (37)      (8)        (11)        (29)         (97)    (430)            (5)
    Unrealized Appreciation (Depreciation)      (12)     (50)     (32)        (63)       (108)        (105)    (248)           (13)
                                            -------------------------------------   ----------------------------------------------
      Change in Net Assets from Operations      (33)     (87)     (39)        (72)       (134)        (208)    (661)           (18)

  DEPOSITS                                       41      115       49          19         136          173      644             27

  PAYMENTS AND WITHDRAWALS:
    Death Benefits                                -        -        -           -           -            -        -              -
    Withdrawals and Contract Charges             21       67       47          16          76          127      898             13
    Transfers (in) out                            9        1        7           6          64           57     (161)             1
                                            -------------------------------------   ----------------------------------------------
      Payments and Withdrawals                   30       68       54          22         140          184      737             14
                                            -------------------------------------   ----------------------------------------------

  NET ASSETS:
    Net Increase (Decrease)                     (22)     (40)     (44)        (75)       (138)        (219)    (754)            (5)
    Beginning of Year                           146      378      199         363         721          968    2,687             57
                                            -------------------------------------   ----------------------------------------------

      End of Year                           $   124      338      155         288         583          749    1,933             52
                                            -------------------------------------   ----------------------------------------------

                 See accompanying Notes to Financial Statements

                 KANSAS CITY LIFE VARIABLE LIFE SEPARATE ACCOUNT
                 STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
                          YEAR ENDED DECEMBER 31, 2002
                                 (in thousands)

                                                   J.P. Morgan           Franklin Templeton Variable Products       Calamos
                                             -----------------------   ----------------------------------------   -----------
                                              Large Cap      Small                      Developing
                                             Core Equity    Company     Real    Small     Markets      Foreign    Convertible
                                              Portfolio    Portfolio   Estate    Cap    Securities   Securities    Portfolio
                                             -----------------------   ----------------------------------------   -----------
SURVIVORSHIP VARIABLE UNIVERSAL LIFE:
  CHANGE IN NET ASSETS FROM OPERATIONS:
    Investment Income (Loss)                 $        (2)         (1)       1       -            -            1            11
    Realized Gain (Loss)                             (28)        (14)       1      (1)           -           (1)           (9)
    Unrealized Appreciation (Depreciation)           (55)        (18)      (4)     (6)           -           (9)          (26)
                                             -----------------------   ----------------------------------------   -----------
      Change in Net Assets from Operations           (85)        (33)      (2)     (7)           -           (9)          (24)

  DEPOSITS                                            78          27       26       5            6           34           120

  PAYMENTS AND WITHDRAWALS:
    Death Benefits                                     -           -        -       -            -            -             -
    Withdrawals and Contract Charges                  28          35        8       2            2           11            62
    Transfers (in) out                                29          47      (33)     (1)           2            -           (52)
                                             -----------------------   ----------------------------------------   -----------
      Payments and Withdrawals                        57          82      (25)      1            4           11            10
                                             -----------------------   ----------------------------------------   -----------

  NET ASSETS:
    Net Increase (Decrease)                          (64)        (88)      49      (3)           2           14            86
    Beginning of Year                                293         184       19      20            -           37           342
                                             -----------------------   ----------------------------------------   -----------

      End of Year                            $       229          96       68      17            2           51           428
                                             -----------------------   ----------------------------------------   -----------

                                             A I M Variable Insurance Funds      Seligman Portfolios
                                             -------------------------------     -------------------
                                              Dent
                                              Demo         New       Premier     Comm       Capital
                                             Trends    Technology     Equity     Info      Portfolio      Total
                                             -------------------------------     -------------------     ------
SURVIVORSHIP VARIABLE UNIVERSAL LIFE:
  CHANGE IN NET ASSETS FROM OPERATIONS:
    Investment Income (Loss)                 $    -             -          -        -              -         84
    Realized Gain (Loss)                         (3)           (7)        (2)     (15)           (18)    (1,164)
    Unrealized Appreciation (Depreciation)      (25)           (4)       (17)       5            (10)    (1,436)
                                             -------------------------------     -------------------     ------
      Change in Net Assets from Operations      (28)          (11)       (19)     (10)           (28)    (2,516)

  DEPOSITS                                       29            12         21        9             16      3,345

  PAYMENTS AND WITHDRAWALS:
    Death Benefits                                -             -          -        -              -          -
    Withdrawals and Contract Charges             17             6          7        6             12      2,664
    Transfers (in) out                            -             2        (12)      (4)           (22)       301
                                             -------------------------------     -------------------     ------
      Payments and Withdrawals                   17             8         (5)       2            (10)     2,965
                                             -------------------------------     -------------------     ------

  NET ASSETS:
    Net Increase (Decrease)                     (16)           (7)         7       (3)            (2)    (2,136)
    Beginning of Year                            76            22         48       27             73     12,750
                                             -------------------------------     -------------------     ------

      End of Year                            $   60            15         55       24             71     10,614
                                             -------------------------------     -------------------     ------

                 See accompanying Notes to Financial Statements

                 KANSAS CITY LIFE VARIABLE LIFE SEPARATE ACCOUNT
                       STATEMENT OF CHANGES IN NET ASSETS
                          YEAR ENDED DECEMBER 31, 2002
                                 (in thousands)

                                                          Federated Insurance Series
                                                    --------------------------------------
                                                                 High     Int'l
                                                    American    Income    Small     Prime
                                                     Leaders     Bond    Company    Money
                                                     Fund II   Fund II   Fund II   Fund II
                                                    --------------------------------------
ALLIANCE VARIABLE UNIVERSAL LIFE:
  CHANGE IN NET ASSETS FROM OPERATIONS:
    Investment Income (Loss)                        $     (1)        1         -         2
    Realized Gain (Loss)                                  (3)       (1)        -         -
    Unrealized Appreciation (Depreciation)               (20)        -         -         -
                                                    --------------------------------------
      Change in Net Assets from Operations               (24)        -         -         2

  DEPOSITS                                                42        13         -     1,949

  PAYMENTS AND WITHDRAWALS:
    Death Benefits                                         -         -         -         -
    Withdrawals and Contract Charges                      17         5         -       235
    Transfers (in) out                                  (108)      (11)       (1)    1,688
                                                    --------------------------------------
      Payments and Withdrawals                           (91)       (6)       (1)    1,923
                                                    --------------------------------------

  NET ASSETS:
    Net Increase (Decrease)                              109        19         1        28
    Beginning of Year                                     31         6         -       298
                                                    --------------------------------------

      End of Year                                   $    140        25         1       326
                                                    ======================================

  TOTAL VARIABLE UNIVERSAL LIFE, SURVIVORSHIP AND
      ALLIANCE UNIVERSAL LIFE -
    END OF YEAR                                     $  3,834     1,120        49     4,528
                                                    ======================================

                                                                    MFS Variable Insurance Trust
                                                    -------------------------------------------------------------
                                                               Emerging    Total            Strategic
                                                    Research    Growth    Return    Bond      Income    Utilities
                                                     Series     Series    Series   Series     Series      Series
                                                    -------------------------------------------------------------
ALLIANCE VARIABLE UNIVERSAL LIFE:
  CHANGE IN NET ASSETS FROM OPERATIONS:
    Investment Income (Loss)                               -         (1)       1        3           2           1
    Realized Gain (Loss)                                  (1)        (8)      (2)       -           -          (4)
    Unrealized Appreciation (Depreciation)                (5)       (34)      (3)       6           3         (19)
                                                    -------------------------------------------------------------
      Change in Net Assets from Operations                (6)       (43)      (4)       9           5         (22)

  DEPOSITS                                                15         31       55       64          12          43

  PAYMENTS AND WITHDRAWALS:
    Death Benefits                                         -          -        -        -           -           -
    Withdrawals and Contract Charges                       7         15       17       27           6          16
    Transfers (in) out                                   (15)      (130)     (59)     (60)        (38)        (43)
                                                    -------------------------------------------------------------
      Payments and Withdrawals                            (8)      (115)     (42)     (33)        (32)        (27)
                                                    -------------------------------------------------------------

  NET ASSETS:
    Net Increase (Decrease)                               17        103       93      106          49          48
    Beginning of Year                                     10         39       29       45          26          66
                                                    -------------------------------------------------------------

      End of Year                                         27        142      122      151          75         114
                                                    =============================================================

  TOTAL VARIABLE UNIVERSAL LIFE, SURVIVORSHIP AND
      ALLIANCE UNIVERSAL LIFE -
    END OF YEAR                                        3,926      6,196    3,185    2,161         503       4,156
                                                    =============================================================

                                                   American Century Variable Portfolios         Dreyfus Variable Investment Fund
                                                   -------------------------------------   ----------------------------------------
                                                      VP                           VP                   Small
                                                   Capital      VP       VP      Income     Apprec.      Cap      Stock    Socially
                                                    Apprec    Int'l    Value    & Growth   Portfolio  Portfolio   Index  Responsible
                                                   -------------------------------------   -----------------------------------------
ALLIANCE VARIABLE UNIVERSAL LIFE:
  CHANGE IN NET ASSETS FROM OPERATIONS:
    Investment Income (Loss)                       $     -        -        -           1          1         (1)      5            -
    Realized Gain (Loss)                                (4)      (1)       -          (4)        (5)        (4)    (61)          (2)
    Unrealized Appreciation (Depreciation)              (3)     (17)      (5)        (14)       (14)       (43)    (83)          (3)
                                                   -------------------------------------   ----------------------------------------
      Change in Net Assets from Operations              (7)     (18)      (5)        (17)       (18)       (48)   (139)          (5)

  DEPOSITS                                              17       23       64          14         27         84     282           11

  PAYMENTS AND WITHDRAWALS:
    Death Benefits                                       -        -        -           -          -          -       -            -
    Withdrawals and Contract Charges                     5       11       20           9         11         35     111            4
    Transfers (in) out                                 (12)     (89)     (75)        (37)      (101)      (234)   (124)          (8)
                                                   -------------------------------------   ----------------------------------------
      Payments and Withdrawals                          (7)     (78)     (55)        (28)       (90)      (199)    (13)          (4)
                                                   -------------------------------------   ----------------------------------------

  NET ASSETS:
    Net Increase (Decrease)                             17       83      114          25         99        235     156           10
    Beginning of Year                                    9       12       21          44         13         50     353           12
                                                   -------------------------------------   ----------------------------------------

      End of Year                                  $    26       95      135          69        112        285     509           22
                                                   =====================================   ========================================

  TOTAL VARIABLE UNIVERSAL LIFE, SURVIVORSHIP AND
      ALLIANCE UNIVERSAL LIFE -
    END OF YEAR                                    $ 1,466    2,789    1,604         900      4,195      6,018  13,520          621
                                                   =====================================   ========================================

                 See accompanying Notes to Financial Statements

                 KANSAS CITY LIFE VARIABLE LIFE SEPARATE ACCOUNT
                 STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
                          YEAR ENDED DECEMBER 31, 2002
                                 (in thousands)

                                                         J.P. Morgan           Franklin Templeton Variable Products       Calamos
                                                   -----------------------   ----------------------------------------   -----------
                                                    Large Cap      Small                      Developing
                                                   Core Equity    Company     Real    Small     Markets      Foreign    Convertible
                                                    Portfolio    Portfolio   Estate    Cap    Securities   Securities    Portfolio
                                                   -----------------------   ----------------------------------------   -----------
ALLIANCE VARIABLE UNIVERSAL LIFE:
  CHANGE IN NET ASSETS FROM OPERATIONS:
    Investment Income (Loss)                       $         -           -        -       -            -            -             5
    Realized Gain (Loss)                                     -           -        -      (1)           -            -             -
    Unrealized Appreciation (Depreciation)                   -          (2)      (1)     (2)           -           (3)          (11)
                                                   -----------------------   ----------------------------------------   -----------
      Change in Net Assets from Operations                   -          (2)      (1)     (3)           -           (3)           (6)

  DEPOSITS                                                   8           9       40       9            3            6            48

  PAYMENTS AND WITHDRAWALS:
    Death Benefits                                           -           -        -       -            -            -             -
    Withdrawals and Contract Charges                         3           3       12       2            1            3            20
    Transfers (in) out                                     (45)         (9)    (108)     (7)          (1)         (17)         (115)
                                                   -----------------------   ----------------------------------------   -----------
      Payments and Withdrawals                             (42)         (6)     (96)     (5)           -          (14)          (95)
                                                   -----------------------   ----------------------------------------   -----------

  NET ASSETS:
    Net Increase (Decrease)                                 50          13      135      11            3           17           137
    Beginning of Year                                        5           7        6       6            2            6            59
                                                   -----------------------   ----------------------------------------   -----------

      End of Year                                  $        55          20      141      17            5           23           196
                                                   =======================   ========================================   ===========

  TOTAL VARIABLE UNIVERSAL LIFE, SURVIVORSHIP AND
      ALLIANCE UNIVERSAL LIFE -
    END OF YEAR                                    $       726         662    1,239     299          147          718         2,087
                                                   =======================   ========================================   ===========

                                                    A I M Variable Insurance Funds      Seligman Portfolios
                                                    -------------------------------     -------------------
                                                     Dent
                                                     Demo         New       Premier     Comm       Capital
                                                    Trends    Technology     Equity     Info      Portfolio      Total
                                                    -------------------------------     -------------------     ------
ALLIANCE VARIABLE UNIVERSAL LIFE:
  CHANGE IN NET ASSETS FROM OPERATIONS:
    Investment Income (Loss)                        $    -             -          -        -              -         19
    Realized Gain (Loss)                                (1)           (1)        (3)      (4)           (10)      (120)
    Unrealized Appreciation (Depreciation)              (3)           (2)       (14)     (11)           (13)      (316)
                                                    -------------------------------     -------------------     ------
      Change in Net Assets from Operations              (4)           (3)       (17)     (15)           (23)      (417)

  DEPOSITS                                              13             4         29       27             21      2,963

  PAYMENTS AND WITHDRAWALS:
    Death Benefits                                       -             -          -        -              -          -
    Withdrawals and Contract Charges                     5             1         11       10              9        631
    Transfers (in) out                                  (8)           (6)       (31)     (22)           (59)       115
                                                    -------------------------------     -------------------     ------
      Payments and Withdrawals                          (3)           (5)       (20)     (12)           (50)       746
                                                    -------------------------------     -------------------     ------

  NET ASSETS:
    Net Increase (Decrease)                             12             6         32       24             48      1,800
    Beginning of Year                                    6             2         29       26             32      1,250
                                                    -------------------------------     -------------------     ------

      End of Year                                   $   18             8         61       50             80      3,050
                                                    ===============================     ===================     ======

  TOTAL VARIABLE UNIVERSAL LIFE, SURVIVORSHIP AND
      ALLIANCE UNIVERSAL LIFE -
    END OF YEAR                                     $  311           152        500      436            625     68,673
                                                    ===============================     ===================     ======

                 See accompanying Notes to Financial Statements

                 KANSAS CITY LIFE VARIABLE LIFE SEPARATE ACCOUNT
                          NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION

Kansas City Life Variable Life Separate Account (the Account), marketed as Century II Variable Universal Life (Variable Universal Life or VUL), Century II Survivorship Variable Universal Life and Century II Heritage Survivorship Variable Universal Life (Survivorship Variable Universal Life or SVUL), and Century II Alliance Variable Universal Life (Alliance Variable Universal Life or Alliance), is a separate account of Kansas City Life Insurance Company (KCL). The Account is registered as a unit investment trust under the Investment Company Act of 1940, as amended. Under applicable insurance law, the assets and liabilities of the Account are clearly identified and distinguished from KCL's other assets and liabilities. The portion of the Account's assets applicable to the variable life contracts is not chargeable with liabilities arising out of any other business KCL may be conducting.

All deposits received by the Account have been directed by the contract owners into subaccounts that invest in nine series- type mutual funds, as listed below with each fund's objective, or into KCL's Fixed Account.

SERIES-TYPE MUTUAL FUND                 FUND OBJECTIVE
FEDERATED INSURANCE SERIES
American Leaders Fund II                Long-term growth of capital and income by investing primarily in equity securities of large companies that are in the top 25% of their industry sectors.

High Income Bond Fund II                High current income by investing in high-yield, lower-rated corporate bonds (also known as
                                        "junk bonds").

International Small Company             Long-term growth of capital by investing in equity securities of smaller foreign companies.
Fund II                                 Liquidated 11/21/2003.

Prime Money Fund II                     Current income with stability of principal and liquidity by investing in short-term, high-quality fixed income securities.

MFS VARIABLE INSURANCE TRUST
Bond Series                             Current income and protection of shareholders' capital by investing in fixed income securities.

Emerging Growth Series                  Long-term growth of capital by investing in common stocks and related securities of emerging growth companies.

Research Series                         Long-term growth of capital and future income by investing in common stocks and related securities of companies having favorable prospects for long-term growth.

Strategic Income Series                 Income and capital appreciation by investing in U.S. and foreign fixed income securities.

Total Return Series                     Income and opportunities for growth of capital and income by investing in a combination of equity and fixed income securities.

Utilities Series                        Capital growth and current income by investing in equity and debt securities of domestic and foreign companies in the utilities industry.

                 KANSAS CITY LIFE VARIABLE LIFE SEPARATE ACCOUNT
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

AMERICAN CENTURY VARIABLE PORTFOLIOS
VP Capital Appreciation                 Capital growth by investing in common stocks of growing companies.

VP Income and Growth                    Capital growth and income by investing in common stocks primarily from the largest 1,500 publicly traded U.S. companies.

VP Inflation Protection (Class II)      Long-term total return and protection against U.S. inflation by investing in debt securities issued by the U.S. government, its agencies and instrumentalities.

VP International                        Capital growth by investing in stocks of growing foreign companies.

VP Ultra                                Long-term capital growth by investing in common stocks of growing companies.

VP Value                                Long-term capital growth and income by investing in stocks of companies believed to be undervalued.

DREYFUS VARIABLE INVESTMENT FUND
VIF Appreciation Portfolio              Long-term capital growth and income by investing in common stocks of large "blue chip"
                                        companies.

VIF Developing Leaders Portfolio        Capital appreciation by investing in securities of small U.S. and foreign companies.

Dreyfus Stock Index Fund, Inc.          Match the total return of the Standard & Poor's (S&P) 500 Composite Stock Price Index by
                                        investing in all 500 stocks in the S&P 500 in proportion to their weighting in the index.

The Dreyfus Socially Responsible        Capital growth and current income by investing in common stocks of companies that meet
Growth Fund, Inc.                       traditional investment standards and conduct their business in a manner that contributes to the enhancement of the quality of life in America.

J.P. MORGAN SERIES TRUST II
Mid Cap Value Portfolio                 Growth and capital appreciation by investing in common stocks of companies believed to be undervalued.

U.S. Large Cap Core Equity Portfolio    High total return by investing in large U.S. companies, with sector weightings similar to those of the S&P 500.

Small Company Portfolio                 High total return by investing in small companies.

FRANKLIN TEMPLETON VARIABLE PRODUCTS
SERIES FUND
Franklin Real Estate Fund (Class 2)     Capital appreciation and current income by investing in securities of companies operating in the real estate industry.

Franklin Small Cap Fund (Class 2)       Long-term capital growth by investing primarily in equity securities of small U.S.
                                        companies.

Templeton Developing Markets            Long-term capital appreciation by investing primarily in equity securities of companies in
Securities Fund (Class 2)               emerging market countries.

Templeton Foreign Securities            Long-term capital growth by investing primarily in equity securities of foreign companies.
Fund (Class 2)

                 KANSAS CITY LIFE VARIABLE LIFE SEPARATE ACCOUNT
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

CALAMOS ADVISORS TRUST
Growth and Income Portfolio             High long-term total return by investing primarily in convertible, equity and fixed-income securities.

A I M VARIABLE INSURANCE FUNDS
V.I. Dent Demographic                   Long-term growth of capital by investing in securities of companies that are likely to
Trends Fund                             benefit from changing demographic, economic and lifestyle trends.

V.I. New Technology Fund                Long-term growth of capital by investing in equity securities of technology and science companies.

V.I. Premier Equity Fund                Long-term growth of capital and income by investing in equity securities of companies believed to be undervalued.

SELIGMAN PORTFOLIOS, INC.
Capital Portfolio (Class 2)             Capital appreciation by investing primarily in common stocks of medium-sized U.S.
                                        companies displaying a proven track record and strong management.

Communications and Information          Capital gain by investing in securities of companies operating in the communications,
Portfolio (Class 2)                      information and related industries.

Small-Cap Value Portfolio (Class 2)     Long-term capital appreciation by investing generally in small companies believed to be undervalued.

FUND CHANGES

As of May 14, 2003 the Account added four new funds as listed below:

American Century VP Inflation Protection
American Century VP Ultra
J.P. Morgan Mid Cap Value Portfolio
Seligman Small-Cap Value Portfolio

On November 21, 2003 the Account discontinued and liquidated the Federated International Small Company Fund.

During the year ended December 31, 2003, several portfolios changed their name as summarized, with the effective date of the change, in the following table:

CURRENT PORTFOLIO NAME                           PRIOR PORTFOLIO NAME                        EFFECTIVE DATE
Calamos Growth and Income Portfolio              Calamos Convertible Portfolio               May 1, 2003

Dreyfus Small Cap Portfolio                      Dreyfus Developing Leaders Portfolio        January 2, 2003

J.P. Morgan U.S. Disciplined Equity
Porfolio                                         J.P. Morgan Large Cap Core Porfolio         March 31, 2003

                 KANSAS CITY LIFE VARIABLE LIFE SEPARATE ACCOUNT
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

RISKS AND UNCERTAINTIES

Certain risks and uncertainties are inherent to the Account's day-to-day operations and to the process of preparing its financial statements. The more significant of those risks and uncertainties, as well as the Account's method for mitigating the risks, are presented below and throughout the notes to the financial statements.

   Financial Statements - The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

   Investments - The Account is exposed to risks that issuers of securities owned by the Series-Type Mutual Funds will default, or that interest rates will change and cause a decrease in the value of the investments. Management mitigates these risks by offering the investor a variety of investment options, fund prospectuses, quarterly personal investment statements and annual financial statements.

REINVESTMENT OF DIVIDENDS

Interest and dividend income and capital gains distributions paid by the mutual funds to the Account are reinvested in additional shares of each respective subaccount.

FEDERAL INCOME TAXES

The Account is treated as part of KCL for federal income tax purposes. Under current interpretations of existing federal income tax law, no income taxes are payable on investment income or capital gains distributions received by the Account from the underlying funds. Any applicable taxes will be the responsibility of contract holders or beneficiaries upon termination or withdrawal.

RECLASSIFICATIONS

Certain reclassifications have been made to prior year results to conform with the current year's presentation.

                 KANSAS CITY LIFE VARIABLE LIFE SEPARATE ACCOUNT
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

INVESTMENT VALUATION

Investments in mutual fund shares are carried in the statement of net assets at quoted market value (NAV of the underlying mutual fund). The average cost method is used to determine realized gains and losses. Transactions are recorded on a trade date basis. Income from dividends and gains from realized gains distributions are recorded on the ex-dividend date.

The aggregate cost of purchases and proceeds from sales were as follows:

                                                               COST OF           PROCEEDS
2003:                                                         PURCHASES         FROM SALES
                                                              ---------         ----------
                                                                     (in thousands)
American Leaders Fund II                                       $  998             1,296
High Income Bond Fund II                                        1,266             1,144
International Small Company Fund II                                25                93
Prime Money Fund II                                             5,571             6,257
MFS Research Series                                             1,066             1,230
MFS Emerging Growth Series                                      2,076             1,952
MFS Total Return Series                                         1,091               974
MFS Bond Series                                                 1,260             1,510
MFS Strategic Income Series                                       344               318
MFS Utilities Series                                            1,644             1,574
ACI VP Capital Appreciation                                       570               445
ACI VP International                                              898               942
ACI VP Value                                                      713               588
ACI VP Income and Growth                                          373               587
ACI VP Inflation Protection                                        31                 3
ACI VP Ultra                                                       45                 5
Dreyfus Appreciation Portfolio                                  1,286             1,251
Dreyfus Small Cap Portfolio                                     1,750             2,154
Dreyfus Stock Index Fund                                        5,845             4,458
Dreyfus Socially Responsible Growth Fund                          303               249
J.P. Morgan U.S. Disciplined Equity Portfolio                     301               300
J.P. Morgan Small Company Portfolio                               275               256
J.P. Morgan Mid Cap Value                                          48                 2
Franklin Real Estate Fund                                         439               560
Franklin Small Cap Fund                                           226               156
Templeton Developing Markets Securities Fund                      247               113
Templeton Foreign Securities Fund                                 299               222
Calamos Convertible Portfolio                                     743               712
A I M V.I. Dent Demographic Trends Fund                           183               121
A I M V.I. New Technology Fund                                    240                77
A I M V.I. Premier Equity Fund                                    305               186
Seligman Small Cap Value                                           22                 1
Seligman Capital Portfolio                                        301               215
Seligman Communications and Information Portfolio                 636               485

                 KANSAS CITY LIFE VARIABLE LIFE SEPARATE ACCOUNT
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

                                                               COST OF           PROCEEDS
2002:                                                         PURCHASES         FROM SALES
                                                              ---------         ----------
                                                                    (in thousands)
American Leaders Fund II                                        $ 1,554            1,478
High Income Bond Fund II                                            540              415
International Small Company Fund II                                  27               26
Prime Money Fund II                                              11,843           12,152
MFS Research Series                                               1,578            1,634
MFS Emerging Growth Series                                        3,081            2,771
MFS Total Return Series                                           1,541            1,131
MFS Bond Series                                                   1,730              902
MFS Strategic Income Series                                         459              163
MFS Utilities Series                                              1,940            1,710
ACI VP Capital Appreciation                                         689              565
ACI VP International                                              1,261            1,242
ACI VP Value                                                      1,412              808
ACI VP Income and Growth                                            470              348
Dreyfus Appreciation Portfolio                                    1,598            1,376
Dreyfus Small Cap Portfolio                                       2,692            2,127
Dreyfus Stock Index Fund                                          7,176            6,546
Dreyfus Socially Responsible Growth Fund                            471              564
J.P. Morgan U.S. Disciplined Equity Portfolio                       409              378
J.P. Morgan Small Company Portfolio                                 258              321
Franklin Real Estate Fund                                         1,420              239
Franklin Small Cap Fund                                             189              121
Templeton Developing Markets Securities Fund                        274              151
Templeton Foreign Securities Fund                                   369              256
Calamos Convertible Portfolio                                     1,366            1,055
A I M V.I. Dent Demographic Trends Fund                             272              233
A I M V.I. New Technology Fund                                      143              105
A I M V.I. Premier Equity Fund                                      395              213
Seligman Communications and Information Portfolio                   352              163
Seligman Capital Portfolio                                          588              403

                 KANSAS CITY LIFE VARIABLE LIFE SEPARATE ACCOUNT
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

2. CONTRACT CHARGES

CENTURY II VARIABLE UNIVERSAL LIFE

Mortality and expense risks assumed by KCL are compensated for by a fee equivalent to an annual rate of 0.9% of the asset value of the subaccounts of each contract.

KCL deducts an administrative fee for each contract of $26 per month for the first 12 months and $6 per month thereafter. An additional deduction of $20 per month is made for the 12 contract months following an increase in specified amount. A deduction for insurance costs also is made monthly and is based on the insured's attained age, sex, risk class, specified amount, rider benefits, contract value and the number of completed policy years.

A premium expense charge for premium taxes of 2.25% of premium receipts is deducted from each premium receipt prior to their transfer to the separate accounts or fixed account.

Other charges are deducted from each contract when certain events occur, such as the seventh fund transfer in a contract year.

A contingent deferred sales charge is assessed against surrenders and certain specified amount changes during the first 15 years following the contract date and any increase in specified amount. During 2003, $2,553,000 ($2,302,000 -
2002) was assessed in surrender charges and other contract charges, primarily annual administrative fees, totaling $8,393,000 ($8,982,000 - 2002).

CENTURY II HERITAGE SURVIVORSHIP VARIABLE UNIVERSAL LIFE

Mortality and expense risks assumed by KCL are compensated for by a current fee equivalent to 0.625% of the average daily net assets of each contract.

KCL deducts a monthly administrative fee for each contract of $7.50 plus a $1,000 charge that varies by issue age of the specified amount insured per month for all contracts. A deduction for insurance costs also is made monthly and is based on the insured's attained age, sex, risk class, total amount insured, any optional benefits, or any additional benefits provided by riders, contract value and the number of completed policy years.

A premium expense charge of 8.25% is deducted from each target and excess premium payment.

Other charges are deducted from each contract when certain events occur, such as the seventh fund transfer in a contract year.

                 KANSAS CITY LIFE VARIABLE LIFE SEPARATE ACCOUNT
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

CENTURY II SURVIVORSHIP VARIABLE UNIVERSAL LIFE

Mortality and expense risks assumed by KCL are compensated for by a current fee equivalent to 0.625% (maximum is 0.9%) of the average daily net assets of each contract.

KCL deducts a monthly administrative fee for each contract of $7.50 plus $0.02 per $1,000 of the total amount insured per month for all contracts. An additional fee of $12.50 per month is charged for the first five contract years. A deduction for insurance costs also is made monthly and is based on the insured's attained age, sex, risk class, total amount insured, any optional benefits, or any additional benefits provided by riders, contract value and the number of completed policy years.

A sliding premium expense charge, which varies by contract year for the first 20 years, is deducted from each target and excess premium payment.

In addition, a 4.85% premium processing charge is deducted from each premium payment for all contract years. Other charges are deducted from each contract when certain events occur, such as the seventh fund transfer in a contract year.

The combined, Century II Heritage Survivorship Variable Universal Life and Century II Survivorship Variable Universal Life, plan has no contingent deferred sales charge. During 2003, other contract charges totaled $,920,000 ($1,383,000
- 2002).

CENTURY II ALLIANCE VARIABLE UNIVERSAL LIFE

Mortality and expense risks assumed by KCL are compensated for by a fee equivalent to an annual rate of 0.5% of the asset value of the subaccounts of each contract.

KCL deducts a monthly administrative fee for each contract of $7.50 plus KCL can also deduct a per $1,000 charge of the total amount insured, which it is presently not but the maximum allowed per the contract is $0.05 per $1,000 charge of the total insured. A deduction for insurance costs also is made monthly and is based on the insured's attained age, sex, risk class, specified amount, rider benefits, contract value and the number of completed policy years.

A premium expense charge for premium taxes of 6.35% of premium receipts is deducted from each premium receipt prior to their transfer to the separate accounts or fixed account. Other charges are deducted from each contract when certain events occur, such as the seventh fund transfer in a contract year.

A contingent deferred sales charge is assessed against a surrender to the contract in the first 15 years following the contract date and any increase in specified amount. During 2003, $148,000 ($95,000 - 2002) was assessed in surrender charges and other contract charges totaled $666,000 ($550,000 - 2002).

                 KANSAS CITY LIFE VARIABLE LIFE SEPARATE ACCOUNT
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

3. CHANGE IN UNITS OUTSTANDING

The changes in units outstanding for the year were as follows:

    2003:                                                          UNITS                 UNITS              NET INCREASE
                                                                 PURCHASED             REDEEMED              (DECREASE)
                                                                -----------         ----------------       --------------
                                                                                     (in thousands)
American Leaders Fund II                                             69                    95                   (26)
High Income Bond Fund II                                             97                    92                     5
International Small Company Fund II                                   5                    15                   (10)
Prime Money Fund II                                                 457                   513                   (56)
MFS Research Series                                                  86                    99                   (13)
MFS Emerging Growth Series                                          174                   161                    13
MFS Total Return Series                                              66                    59                     7
MFS Bond Series                                                      78                   102                   (24)
MFS Strategic Income Series                                          26                    25                     1
MFS Utilities Series                                                104                   105                    (1)
ACI VP Capital Appreciation                                          62                    47                    15
ACI VP International                                                 78                    80                    (3)
ACI VP Value                                                         91                    79                    12
ACI VP Income and Growth                                             64                   100                   (36)
ACI VP Inflations Protection                                          3                     0                     3
ACI VP Ultra                                                          4                     0                     4
Dreyfus Appreciation Portfolio                                      106                   104                     2
Dreyfus Developing Leaders Portfolio                                149                   177                   (28)
Dreyfus Stock Index Fund                                            500                   390                   110
Dreyfus Socially Responsible Growth Fund, Inc                        17                    13                     4
J.P. Large Cap Core Equity Portfolio                                 27                    27                    (0)
J.P. Small Company Portfolio                                         25                    22                     3
J.P. Mid Cap Value Portfolio                                          4                     0                     4
Franklin Real Estate Fund                                            32                    43                   (11)
Franklin Small Cap                                                   39                    28                    11
Templeton Developing Markets Securities Fund                         27                    12                    15
Templeton Foreign Securities Fund                                    20                    15                     5
Calamos Growth & Income Portfolio                                    55                    56                    (1)
A I M V. I. Dent Demographic Trends Fund                             43                    28                    15
A I M V. I. New Technology Fund                                     107                    36                    71
A I M V. I. Premier Equity Fund                                      52                    33                    19
Seligman Communications and Information Portfolio                   119                    90                    29
Seligman Capital Portfolio                                           61                    41                    20
Seligman Small Cap Value Portfolio                                    2                     0                     2

                 KANSAS CITY LIFE VARIABLE LIFE SEPARATE ACCOUNT
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

4. FINANCIAL HIGHLIGHTS

                                                                AT DECEMBER 31, 2003
                                                 ------------------------------------------------------
                                                                   UNIT FAIR VALUE             NET
                                                  UNITS               LOWEST TO               ASSETS
                                                 (000'S)               HIGHEST                (000'S)
                                                 ---------  ----------------------------  -------------
American Leaders Fund II                            266          $9.345  to  $18.394         $   4,478
High Income Bond Fund II                            104          11.864  to   14.329             1,404
International Small Company Fund II***                0           6.457  to    9.035                 -
Prime Money Fund II                                 314          10.241  to   12.575             3,842
MFS Research Series                                 335           8.005  to   14.784             4,657
MFS Emerging Growth Series                          603           7.021  to   14.538             8,212
MFS Total Return Series                             212          10.672  to   19.190             3,767
MFS Bond Series                                     131          12.258  to   15.592             1,968
MFS Strategic Income Series                          43          12.288  to   13.312               556
MFS Utilities Series                                320           8.331  to   18.997             5,552
ACI VP Capital Appreciation                         180           7.741  to   10.675             1,904
ACI VP International                                252           8.388  to   14.379             3,410
ACI VP Value                                        246           8.571  to   11.592             2,176
ACI VP Income and Growth                            135           6.550  to    9.448               917
ACI VP Inflation Protection****                       3          10.096  to   10.121                28
ACI VP Ultra****                                      4          11.525  to   11.554                42
Dreyfus Appreciation Portfolio                      375           9.234  to   13.756             5,039
Dreyfus Developing Leaders Portfolio                526          10.045  to   14.725             7,429
Dreyfus Stock Index Fund                          1,427           8.943  to   13.442            18,547
Dreyfus Socially Responsible Growth Fund, Inc        39           7.536  to   24.221               839
J.P. Large Cap Core Equity Portfolio                 71           8.558  to   13.684               911
J.P. Small Company Portfolio                         66           9.764  to   14.443               923
J.P. Mid Cap Value Portfolio****                      4          12.040  to   12.071                49
Franklin Real Estate Fund                            97          14.305  to   15.707             1,483
Franklin Small Cap                                   75           6.286  to    8.883               485
Templeton Developing Markets Securities Fund         35          11.381  to   13.890               399
Templeton Foreign Securities Fund                    57           9.494  to   18.983             1,025
Calamos Growth & Income Portfolio                   184          11.490  to   14.516             2,561
A I M V. I. Dent Demographic Trends Fund            106           4.518  to    7.781               498
A I M V. I. New Technology Fund                     162           2.490  to    6.752               416
A I M V. I. Premier Equity Fund                     117           6.193  to    7.769               752
Seligman Communications and Information             134           5.738  to    8.128               804
Seligman Capital Portfolio                          160           5.824  to    7.827               963
Seligman Small Cap Value Portfolio****                2          13.173  to   13.206                23

                                                                    FOR THE YEAR ENDED
                                                                     DECEMBER 31, 2003
                                              ------------------------------------------------------------------
                                               INVESTMENT *       EXPENSE RATIO              TOTAL RETURN **
                                                  INCOME            LOWEST TO                   LOWEST TO
                                                   RATIO             HIGHEST                     HIGHEST
                                              ------------  ----------------------  ----------------------------
American Leaders Fund II                           1.55%          0.5%  to  0.9%           26.55%   to   27.05%
High Income Bond Fund II                           7.08           0.5   to  0.9            21.12%   to   21.61%
International Small Company Fund II***             0.00           0.5   to  0.9            38.09%   to   38.57%
Prime Money Fund II                                0.70           0.5   to  0.9            -0.22%   to    0.18%
MFS Research Series                                0.66           0.5   to  0.9            23.59%   to   24.09%
MFS Emerging Growth Series                         0.00           0.5   to  0.9            29.07%   to   29.58%
MFS Total Return Series                            1.70           0.5   to  0.9            15.28%   to   15.74%
MFS Bond Series                                    6.20           0.5   to  0.9             8.36%   to    8.79%
MFS Strategic Income Series                        5.16           0.5   to  0.9             9.39%   to    9.83%
MFS Utilities Series                               2.26           0.5   to  0.9            34.68%   to   35.22%
ACI VP Capital Appreciation                        0.00           0.5   to  0.9            19.39%   to   19.87%
ACI VP International                               0.74           0.5   to  0.9            23.39%   to   23.88%
ACI VP Value                                       1.05           0.5   to  0.9            27.80%   to   28.32%
ACI VP Income and Growth                           1.31           0.5   to  0.9            28.19%   to   28.71%
ACI VP Inflation Protection****                    1.88           0.5   to  0.9             0.96%   to    1.21%
ACI VP Ultra****                                   0.00           0.5   to  0.9            15.25%   to   15.54%
Dreyfus Appreciation Portfolio                     1.45           0.5   to  0.9            20.08%   to   20.56%
Dreyfus Developing Leaders Portfolio               0.03           0.5   to  0.9            30.51%   to   31.03%
Dreyfus Stock Index Fund                           1.52           0.5   to  0.9            27.22%   to   27.72%
Dreyfus Socially Responsible Growth Fund, Inc      0.12           0.5   to  0.9            25.22%   to   25.36%
J.P. Large Cap Core Equity Portfolio               0.70           0.5   to  0.9            27.34%   to   27.51%
J.P. Small Company Portfolio                       0.00           0.5   to  0.9            35.13%   to   35.30%
J.P. Mid Cap Value Portfolio****                   0.00           0.5   to  0.9            20.40%   to   20.71%
Franklin Real Estate Fund                          2.40           0.5   to  0.9            34.90%   to   35.07%
Franklin Small Cap                                 0.00           0.5   to  0.9            35.13%   to   36.56%
Templeton Developing Markets Securities Fund       1.30           0.5   to  0.9            51.62%   to   52.23%
Templeton Foreign Securities Fund                  1.74           0.5   to  0.9            31.39%   to   31.55%
Calamos Growth & Income Portfolio                  3.27           0.5   to  0.9            24.97%   to   25.13%
A I M V. I. Dent Demographic Trends Fund           0.00           0.5   to  0.9            36.21%   to   36.78%
A I M V. I. New Technology Fund                    0.00           0.5   to  0.9            50.97%   to   51.63%
A I M V. I. Premier Equity Fund                    0.35           0.5   to  0.9            23.97%   to   24.46%
Seligman Communications and Information for        0.00           0.5   to  0.9            42.77%   to   43.33%
Seligman Capital Portfolio                         0.00           0.5   to  0.9            34.53%   to   35.07%
Seligman Small Cap Value Portfolio****             2.06           0.5   to  0.9            31.73%   to   32.06%

* The investment income ratio represents the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average daily net assets. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest.

** These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and reflect deductions for all items in the expense ratio. The total return does not include any expenses assessed through the withdrawal of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented.

*** Unit value and total return as of 11/21/2003, fund liquidated on 11/21/2003.

**** Fund inception date May 14, 2003.

                 KANSAS CITY LIFE VARIABLE LIFE SEPARATE ACCOUNT
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

                                                                  AT DECEMBER 31, 2002
                                                 ------------------------------------------------------
                                                                   UNIT FAIR VALUE             NET
                                                   UNITS              LOWEST TO               ASSETS
                                                  (000'S)              HIGHEST               (000'S)
                                                 ---------   --------------------------   -------------
American Leaders Fund II                            293          $7.355  to  $14.535         $   3,834
High Income Bond Fund II                             99           9.756  to   11.830             1,120
International Small Company Fund II                  10           4.676  to    6.520                49
Prime Money Fund II                                 370          10.222  to   12.602             4,528
MFS Research Series                                 348           6.451  to   11.962             3,926
MFS Emerging Growth Series                          590           5.418  to   11.264             6,196
MFS Total Return Series                             205           9.221  to   16.646             3,185
MFS Bond Series                                     155          11.267  to   14.389             2,161
MFS Strategic Income Series                          42          11.188  to   12.169               503
MFS Utilities Series                                321           6.161  to   14.105             4,156
ACI VP Capital Appreciation                         165           6.458  to    8.941             1,466
ACI VP International                                254           6.771  to   11.653             2,789
ACI VP Value                                        234           6.707  to    9.034             1,604
ACI VP Income and Growth                            171           5.110  to    7.341               900
Dreyfus Appreciation Portfolio                      373           7.659  to   11.455             4,195
Dreyfus Small Cap Portfolio                         554           7.666  to   11.283             6,018
Dreyfus Stock Index Fund                          1,317           7.002  to   10.566            13,520
Dreyfus Socially Responsible Growth Fund, Inc        35           6.011  to   19.343               621
J.P. Equity Portfolio                                71           6.712  to   10.746               726
J.P. Small Company Portfolio                         63           7.217  to   10.688               662
Franklin Real Estate Fund                           108          10.591  to   11.644             1,239
Franklin Small Cap                                   64           4.652  to    6.505               299
Templeton Developing Markets Securities Fund         20           7.506  to    9.124               147
Templeton Foreign Securities Fund                    52           7.217  to   14.448               718
Calamos Convertible Portfolio                       185           9.183  to   11.615             2,087
A I M V. I. Dent Demographic Trends Fund             91           3.317  to    5.689               311
A I M V. I. New Technology Fund                      89           1.649  to    4.453               152
A I M V. I. Premier Equity Fund                      98           4.996  to    6.242               500
Seligman Communications and Information             105           4.019  to    5.671               436
Seligman Capital Portfolio                          140           4.329  to    5.795               625

                                                                    FOR THE YEAR ENDED
                                                                     DECEMBER 31, 2002
                                              ------------------------------------------------------------------
                                              INVESTMENT *       EXPENSE RATIO             TOTAL RETURN **
                                                INCOME             LOWEST TO                  LOWEST TO
                                                 RATIO              HIGHEST                    HIGHEST
                                              ------------   ---------------------   ---------------------------
American Leaders Fund II                           1.12%            0.5% to 0.9%         -20.93%   to   -20.61%
High Income Bond Fund II                           9.87%            0.5  to 0.9            0.48%   to     0.88%
International Small Company Fund II                0.00%            0.5  to 0.9          -18.22%   to   -17.88%
Prime Money Fund II                                1.40%            0.5  to 0.9            0.49%   to     0.90%
MFS Research Series                                0.27%            0.5  to 0.9          -25.21%   to   -24.92%
MFS Emerging Growth Series                         0.00%            0.5  to 0.9          -34.36%   to   -34.10%
MFS Total Return Series                            1.65%            0.5  to 0.9           -6.02%   to    -5.64%
MFS Bond Series                                    5.06%            0.5  to 0.9            7.94%   to     8.38%
MFS Strategic Income Series                        3.32%            0.5  to 0.9            7.43%   to     7.86%
MFS Utilities Series                               2.63%            0.5  to 0.9          -23.45%   to   -23.15%
ACI VP Capital Appreciation                        0.00%            0.5  to 0.9          -21.91%   to   -21.59%
ACI VP International                               0.80%            0.5  to 0.9          -21.08%   to   -20.76%
ACI VP Value                                       0.76%            0.5  to 0.9          -13.40%   to   -13.06%
ACI VP Income and Growth                           1.02%            0.5  to 0.9          -20.09%   to   -19.77%
Dreyfus Appreciation Portfolio                     1.12%            0.5  to 0.9          -17.46%   to   -17.13%
Dreyfus Small Cap Portfolio                        0.04%            0.5  to 0.9          -19.85%   to   -19.53%
Dreyfus Stock Index Fund                           1.36%            0.5  to 0.9          -23.06%   to   -22.75%
Dreyfus Socially Responsible Growth Fund, Inc      0.22%            0.5  to 0.9          -29.39%   to   -29.29%
J.P. Equity Portfolio                              0.05%            0.5  to 0.9          -25.09%   to   -25.01%
J.P. Small Company Portfolio                       0.20%            0.5  to 0.9          -22.14%   to   -22.04%
Franklin Real Estate Fund                          0.00%            0.5  to 0.9            1.44%   to     1.56%
Franklin Small Cap                                 0.25%            0.5  to 0.9          -29.04%   to   -28.86%
Templeton Developing Markets Securities Fund       1.11%            0.5  to 0.9           -1.04%   to    -0.65%
Templeton Foreign Securities Fund                  1.57%            0.5  to 0.9          -19.07%   to   -18.96%
Calamos Convertible Portfolio                      3.47%            0.5  to 0.9           -4.69%   to    -4.57%
A I M V. I. Dent Demographic Trends Fund           0.00%            0.5  to 0.9          -32.80%   to   -32.54%
A I M V. I. New Technology Fund                    0.00%            0.5  to 0.9          -45.61%   to   -45.41%
A I M V. I. Premier Equity Fund                    0.38%            0.5  to 0.9          -30.89%   to   -30.61%
Seligman Communications and Information            0.00%            0.5  to 0.9          -36.81%   to   -36.55%
Seligman Capital Portfolio                         0.00%            0.5  to 0.9          -33.74%   to   -33.47%

* The investment income ratio represents the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average daily net assets. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest.

** These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and reflect deductions for all items in the expense ratio. The total return does not include any expenses assessed through the withdrawal of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented.

                 KANSAS CITY LIFE VARIABLE LIFE SEPARATE ACCOUNT
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

                                                 -------------------------------------------------------
                                                                 AT DECEMBER 31, 2001
                                                                   UNIT FAIR VALUE               NET
                                                   UNITS              LOWEST TO                 ASSETS
                                                  (000'S)              HIGHEST                  (000'S)
                                                 ---------      ---------------------         ----------
American Leaders Fund II                            284           9.264       18.382             4,802
High Income Bond Fund II                             96           9.671  to   11.774             1,092
International Small Company Fund II                  11           5.718  to    7.940                60
Prime Money Fund II                                 396          10.131  to   12.540             4,838
MFS Research Series                                 350           8.592  to   15.995             5,294
MFS Emerging Growth Series                          552           8.221  to   17.159             8,996
MFS Total Return Series                             181           9.772  to   17.712             3,032
MFS Bond Series                                      97          10.396  to   13.330             1,259
MFS Strategic Income Series                          17          10.373  to   11.327               188
MFS Utilities Series                                308           8.017  to   18.426             5,303
ACI VP Capital Appreciation                         152           8.236  to   11.449             1,738
ACI VP International                                246           8.545  to   14.766             3,501
ACI VP Value                                        165           7.745  to   10.391             1,282
ACI VP Income and Growth                            153           6.395  to    9.150               996
Dreyfus Appreciation Portfolio                      354           9.242  to   13.878             4,868
Dreyfus Small Cap Portfolio                         500           9.526  to   14.077             6,883
Dreyfus Stock Index Fund                          1,277           9.064  to   13.733            17,157
Dreyfus Socially Responsible Growth Fund, Inc        37           8.501  to   27.394               985
J.P. Equity Portfolio                                67           8.950  to   14.346               956
J.P. Small Company Portfolio                         67           9.257  to   13.728               908
Franklin Real Estate Fund                             7          10.428  to   11.479                82
Franklin Small Cap                                   54           6.539  to    9.167               352
Templeton Developing Markets Securities Fund          4           7.585  to    9.184                32
Templeton Foreign Securities Fund                    43           8.906  to   17.852               764
Calamos Convertible Portfolio                       161           9.623  to   12.187             1,941
A I M V. I. Dent Demographic Trends Fund             82           4.936  to    8.433               408
A I M V. I. New Technology Fund                      76           3.032  to    8.157               231
A I M V. I. Premier Equity Fund                      71           7.229  to    8.996               519
Seligman Communications and Information for          70           6.360  to    8.938               450
Seligman Capital Portfolio                          113           6.533  to    8.711               745

                                                                   FOR THE YEAR ENDED
                                                                   DECEMBER 31, 2001
                                                 --------------------------------------------------------------
                                                 INVESTMENT *        EXPENSE RATIO          TOTAL RETURN **
                                                   INCOME              LOWEST TO               LOWEST TO
                                                   RATIO                HIGHEST                 HIGHEST
                                                 ----------       -------------------   ------------------------
American Leaders Fund II                           1.39%              .5% to .9%         -31.38%  to     -5.05%
High Income Bond Fund II                           9.92%              .5% to .9%          -1.22%  to      0.46%
International Small Company Fund II                0.00%              .5% to .9%         -30.61%  to     -3.76%
Prime Money Fund II                                3.57%              .5% to .9%         -12.59%  to      2.87%
MFS Research Series                                0.02%              .5% to .9%         -40.87%  to    -21.98%
MFS Emerging Growth Series                         0.00%              .5% to .9%         -57.05%  to    -34.08%
MFS Total Return Series                            2.05%              .5% to .9%         -30.10%  to     -0.66%
MFS Bond Series                                    5.51%              .5% to .9%         -12.05%  to      7.76%
MFS Strategic Income Series                        4.07%              .5% to .9%           0.22%  to      3.82%
MFS Utilities Series                               3.22%              .5% to .9%         -56.99%  to    -24.88%
ACI VP Capital Appreciation                        0.00%              .5% to .9%         -47.24%  to    -28.71%
ACI VP International                               0.08%              .5% to .9%         -46.46%  to    -29.82%
ACI VP Value                                       0.67%              .5% to .9%          11.76%  to     49.30%
ACI VP Income and Growth                           0.78%              .5% to .9%          -9.16%  to     29.24%
Dreyfus Appreciation Portfolio                     0.83%              .5% to .9%         -37.21%  to    -10.12%
Dreyfus Small Cap Portfolio                        0.44%              .5% to .9%         -28.54%  to     -6.96%
Dreyfus Stock Index Fund                           1.12%              .5% to .9%         -38.17%  to    -12.97%
Dreyfus Socially Responsible Growth Fund, Inc      0.10%              .5% to .9%         -76.01%  to    -23.05%
J.P. Equity Portfolio                              0.48%              .5% to .9%         -45.16%  to    -12.47%
J.P. Small Company Portfolio                       0.00%              .5% to .9%         -38.08%  to     -8.60%
Franklin Real Estate Fund                          2.66%              .5% to .9%          -2.54%  to      7.18%
Franklin Small Cap                                 0.34%              .5% to .9%         -16.06%  to     17.68%
Templeton Developing Markets Securities Fund       0.00%              .5% to .9%          -8.94%  to     10.25%
Templeton Foreign Securities Fund                  3.02%              .5% to .9%         -58.17%  to    -16.54%
Calamos Convertible Portfolio                      3.75%              .5% to .9%         -25.05%  to     -5.45%
A I M V. I. Dent Demographic Trends Fund           0.00%              .5% to .9%         -32.48%  to     15.20%
A I M V. I. New Technology Fund                    6.77%              .5% to .9%         -47.90%  to     39.91%
A I M V. I. Premier Equity Fund                    0.25%              .5% to .9%         -13.32%  to      7.74%
Seligman Communications and Information           24.87%              .5% to .9%           4.09%  to     46.28%
Seligman Capital Portfolio                         0.00%              .5% to .9%         -16.99%  to     10.69%

* The investment income ratio represents the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average daily net assets. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest.

** These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and reflect deductions for all items in the expense ratio. The total return does not include any expenses assessed through the withdrawal of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented.

                                     PART C
                                OTHER INFORMATION

Item 26. Exhibits

(a)  Board of Directors Resolutions.
          Resolution of the Board of Directors of Kansas City Life Insurance Company establishing the Kansas City Life Variable Life Separate Account (1)

(b)  Custodian Agreements. Not Applicable.

(c)  Underwriting Contracts.
     1) Distribution Agreement between Kansas City Life Insurance Company and Sunset Financial Services, Inc. (2)
     2)  Schedule of Sales Commissions (3)

(d)  Contracts.
     1)  Specimen Contract Form (1)
     2)  Disability Continuance of Insurance Rider (2)
     3)  Accidental Death Rider (2)
     4)  Option to Increase Specified Amount Rider (2)
     5)  Spouse's Term Insurance Rider (2)
     6)  Children's Term Insurance Rider (2)
     7)  Other Insured Term Insurance Rider (2)
     8)  Extra Protection Rider (2)
     9)  Disability Premium Benefit Rider (2)
     10) Temporary Life Insurance Agreement (2)
     11) Limited Aviation Rider (2)
     12) Unisex Contract Amendment (2)
     13) Extended Maturity Rider (4)
     14) Accelerated Death Benefit / Living Benefits Rider (5)

(e)  Applications.
         Application Form (6)

(f)  Depositor's Certificate of Incorporation and By-Laws.

     1) Articles of Incorporation of Bankers Life Association of Kansas City (1)
     2) Restated Articles of Incorporation of Kansas City Life Insurance
        Company (1)
     3) By-Laws of Kansas City Life Insurance Company (1)

(g)  Reinsurance Contracts.(10)

(h)  Participation Agreements.

   1. Participation Agreement between Kansas City Life Insurance Company, MFS Variable Insurance Trust, and Massachusetts Financial Services Company (1)

   2. Investors Research Corporation (1)

   3. Participation Agreement between Kansas City Life Insurance Company, Insurance Management Series, and Federated Securities Corp, Federated American Leaders Fund II, Federated High Income Fund II and Federated Prime Money Fund II. (1)

   4. Participation Agreement between Kansas City Life Insurance Company and each of Dreyfus Variable Investment Fund, The Dreyfus Socially Responsible Growth Fund, Inc., and The Dreyfus Life and Annuity Index Fund, Inc. (7)

   5. Participation Agreement between Kansas City Life Insurance Company and J.P. Morgan Series Trust II (8)

   6. Participation Agreement between Kansas City Life Insurance Company and each of Calamos Advisor Trust, Calamos Asset Management, Inc. and Calamos Financial Services, Inc. (8)

   7. Form of Participation Agreement between Kansas City Life Insurance Company and each of Franklin Templeton Variable Insurance Products Trust and Franklin Templeton Distributors, Inc. (9)

   8. Amendment to Participation Agreement between Kansas City Life Insurance Company and each of Dreyfus Variable Investment Fund, The Dreyfus Socially Responsible Growth Fund, Inc. and Dreyfus Life and Annuity Index Fund, Inc. (d/b/a Dreyfus Stock Index Fund) (8)

   9. Participation Agreement between Kansas City Life Insurance Company, Insurance Management Series, and Federated Securities Corp, Federated International Small Company Fund II. (9)

  10. Form of Participation Agreement by and among AIM Variable Insurance Funds, Inc., AIM Distributors, Inc., and Kansas City Life Insurance
          Company. (9)

  11. Form of Fund Participation Agreement between Kansas City Life Insurance Company, Seligman Portfolios, Inc., and Seligman Advisors, Inc. (9)

(i)  Administrative Contracts. Not Applicable.

(j)  Other Material Contracts. Not Applicable.

(k)  Legal Opinion.
     1) Opinion and Consent of William A. Schalekamp, Esq. as to the legality of the securities being registered (3)

(l)  Actuarial Opinion. NA

(m)  Calculations. NA

(n)  Other Opinions.

     1) Consent of KPMG LLP

     2) Consent of Sutherland Asbill & Brennan LLP

(o)  Omitted Financial Statements. Not Applicable.

(p)  Initial Capital Agreements. Not Applicable.

(q) Redeemability Exemption. Memorandum describing issuance, transfer and redemption procedures. (8)

__________
* To be filed by amendment

(1) Incorporated herein by reference to the Registration Statement on Form S-6 for Kansas City Life Variable Life Separate Account filed with the Securities and Exchange Commission on August 2, 1995 (File No. 033-95354).

(2) Incorporated herein by reference to the Post-Effective Amendment No. 1 to the Registration Statement on Form N-4 for Kansas City Life Variable Annuity Separate Account filed with the Securities and Exchange Commission on August 25, 1995 (File No. 033-89984).

(3) Incorporated herein by reference to the Post-Effective Amendment No. 9 to the Registration Statement on Form S-6 for Kansas City Life Variable Life Separate Account filed with the Securities and Exchange Commission on May 1, 2002 (File No. 033-95354).

(4) Incorporated herein by reference to Post-Effective Amendment No. 3 to the Registration Statement on Form S-6 for Kansas City Life Variable Life Separate Account filed with the Securities and Exchange Commission on April 30, 1998 (File No. 033-95354).

(5) Incorporated herein by reference to Post-Effective Amendment No. 4 to the Registration Statement on Form S-6 for Kansas City Life Variable Life Separate Account filed with the Securities and Exchange Commission on January 29, 1999 (File No. 033-95354).

(6) Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Registration Statement on Form S-6 for Kansas City Life Variable Life Separate Account filed with the Securities and Exchange Commission on May 4, 2001 (File No. 333-49000).

(7) Incorporated herein by reference to the Registration Statement on Form S-6 for Kansas City Life Variable Life Separate Account filed with the Securities and Exchange Commission on April 18, 1997 (File No. 033-95354).

(8) Incorporated herein by reference to the Registration Statement on Form S-6 for Kansas City Life Variable Life Separate Account filed on April 19, 1999 (File No. 033-95354).

(9) Incorporated herein by reference to the Post-Effective Amendment No. 7 to the Registration Statement on Form N-4 for Kansas City Life Variable Annuity Separate Account filed with the Securities and Exchange Commission on August 28, 2000 (File No. 033-89984).

(10) Incorporated herein by reference to the Post-Effective Amendment No. 12 to the Registration Statement on Form N-6 for Kansas City Life Variable Life Separate Account filed with the Securities and Exchange Commission on April 28, 2003 (File No. 033-95354).

Item 27.  Directors and Officers of the Depositor

   NAME AND PRINCIPAL BUSINESS ADDRESS*                 POSITION AND OFFICES WITH DEPOSITOR
   ------------------------------------                 -----------------------------------
Joseph Bixby ....................................  Director, Chairman of the Board
R. Philip Bixby .................................  Director, Vice Chairman of the Board, President and CEO
Tracy W. Knapp ..................................  Director, Senior Vice President, Finance
Robert C. Miller ................................  Senior Vice President, Administrative Services
Charles R. Duffy, Jr. ...........................  Senior Vice President, Operations
William A. Schalekamp ...........................  Director, Vice President, General Counsel and
                                                   Secretary
Mark A. Milton ..................................  Senior Vice President, Actuary
Brent C. Nelson .................................  Vice President and Controller
Walter E. Bixby .................................  Director
Mary M McCalla ..................................  Treasurer
Daryl D. Jensen .................................  Director
Nancy Bixby Hudson ..............................  Director
Webb R. Gilmore .................................  Director
Warren J. Hunzicker, M.D ........................  Director
Richard L. Finn .................................  Director
Bradford T. Nordholm ............................  Director
Larry Winn, Jr. .................................  Director
William R. Blessing .............................  Director
Cecil R. Miller .................................  Director

   NAME AND PRINCIPAL BUSINESS ADDRESS*                 POSITION AND OFFICES WITH DEPOSITOR
   ------------------------------------                 -----------------------------------
Peter Hathaway, M.D                                Vice President and Medical Director
Robert J. Milroy                                   Vice President, Underwriting and New Business
David A. Laird                                     Assistant Vice President, Assistant Controller

 * The principal business address for each officer and director is 3520 Broadway, Kansas City, Missouri 64111-2565.

Item 28. Persons Controlled by or Under Common Control With the Depositor or Registrant

OWNED NAME                                      JURISDICTION      PERCENT OF VOTING SECURITIES
----------                                      ------------      ----------------------------
Sunset Life Insurance Company of America        Washington        Ownership of all voting securities by depositor
Sunset Financial Services, Inc.                 Washington        Ownership of all voting securities by Sunset
                                                                  Insurance Company of America
KCL Service Company                             Missouri          Ownership of all voting securities by depositor
Lioness Realty Group, Inc.                      Missouri          Ownership of all voting securities by depositor
Property Operating Company                      Missouri          Ownership of all voting securities by depositor
Old American Insurance Company                  Missouri          Ownership of all voting securities by depositor
Contact Data, Inc.                              Missouri          Ownership of all voting securities by depositor
Kansas City Life Financial Group, Inc.          Missouri          Ownership of all voting securities by depositor

Item 29.  Indemnification

The By-Laws of Kansas City Life Insurance Company provide, in part, in
Article XII:

      1. The Company shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit, or proceeding, whether civil, criminal, administrative or investigative, other than an action by or in the right of the Company, by reason of the fact that he or she is or was a Director, Officer or employee of the Company, or is or was serving at the request of the Company as a Director, Officer or employee of another company, partnership, joint venture, trust or other enterprise, against expenses, including attorneys' fees, judgments, fines and amounts paid in settlement actually and reasonably incurred by him or her in connection with such action, suit or proceeding if he or she acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the Company, and with respect to any criminal action or proceeding, had no reasonable cause to believe his or her conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which he or she reasonably believed to be in or not opposed to the best interests of the Company, and, with respect to any criminal action or proceeding, had reasonable cause to believe that his or her conduct was unlawful.

      2. The Company shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the company to procure a judgment in its favor by reason of the fact that he or she is or was a director, officer or employee of the company, or is or was serving at the request of the company as a director, officer or employee of another company, partnership, joint venture, trust or other enterprise against expenses, including attorneys' fees, actually and reasonably incurred by him or her in connection with the defense or settlement of the action or suit if he or she acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the company; except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable for negligence or misconduct in the performance of his or her duty to the company unless and only to the extent that the court in which the action or suit was brought determines upon application that, despite the adjudication of liability and in view of all the circumstances of the case, the person is fairly and reasonably entitled to indemnity for such expenses which the court shall deem proper.

      3. To the extent that a Director, Officer or employee of the Company has been successful on the merits or otherwise in defense of any action, suit or proceeding referred to in Sections 1 and 2 of this Article, or in defense of any claim, issue or matter therein, he or she shall be indemnified against expenses, including attorneys' fees, actually and reasonably incurred by him or her in connection with the action, suit or proceeding.

      4. Any indemnification under Sections 1 and 2 of this Article, unless ordered by a court, shall be made by the Company only as authorized in the specific case upon a determination that indemnification of the director, Officer or employee is proper in the circumstances because he or she has met the applicable standard of conduct set forth in this Article. The determination shall be made by the Board of Directors of the Company by a majority vote of a quorum consisting of Directors who were not parties to the action, suit or proceeding, or, if such a quorum is not obtainable, or, even if obtainable a quorum of disinterested Directors so directs, by independent legal counsel in a written opinion, or by the Stockholders of the Company.

      5. Expenses incurred in defending a civil or criminal action, suit or proceeding may be paid by the Company in advance of the final disposition of the action, suit or proceeding as authorized by the Board of Directors in the specific case up on receipt of an undertaking by or on behalf of the Director, Officer or employee to repay such amount unless it shall ultimately be determined that he or she is entitled to be indemnified by the Company as authorized in this Article.

      6. The indemnification provided by this Article shall not be deemed exclusive of any other rights to which those seeking indemnification may be entitled under the Articles of Incorporation or Bylaws, or any agreement, vote of Stockholders or disinterested Directors or otherwise, both as to action in his or her official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be a director, officer or employee and shall inure to the benefit of the heirs, executors and administrators of such a person.

      7. The Company shall have the power to give any further indemnity, in addition to the indemnity authorized or contemplated under this Article, including subsection 6, to any person who is or was a Director, Officer, employee or agent of the Company, or to any person who is or was serving at the request of the Company as a Director, Officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, provided such further indemnity is either (i) authorized, directed, or provided for in the Articles of Incorporation of the Company or any duly adopted amendment thereof or (ii) is authorized, directed, or provided for in any bylaw or agreement of the Company which has been adopted by a vote of the Stockholders of the Company, and provided further that no such indemnity shall indemnify any person from or on account of such person's conduct which was finally adjudged to have been knowingly fraudulent, deliberately dishonest, or willful misconduct . Nothing in this paragraph shall be deemed to limit the power of the Company under subsection 6 of this Bylaw to enact Bylaws or to enter into agreement without Stockholder adoption of the same.

      8. The Company may purchase and maintain insurance on behalf of any person who is or was a Director, Officer, employee or agent of the Company, or is or was serving at the request of the Company as a Director, Officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against him or her and incurred by him or her in any such capacity, or arising out of his or her status as such, whether or not the Company would have the power to indemnify him or her against such liability under the provisions of this Article.

      9. For the purpose of this Article, references to "the Company" include all constituent corporations absorbed in a consolidation or merger as well as the resulting or surviving corporation so that any person who is or was a Director, Officer , employee or agent of such constituent corporation or is or was serving at the request of such constituent corporation as a Director, Officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise shall stand in the same position under the provisions of this Article with respect to the resulting or surviving corporation as he or she would if he or she had served the resulting or surviving corporation in the same capacity.

      10. For purposes of this Article, the term "other enterprise" shall include employee benefit plans; the term "fines" shall include any excise taxes assessed on a person with respect to an employee benefit plan; and the term "serving at the request of the Company" shall include any service as a Director, Officer or employee of the Company which imposes duties on, or involves services by, such Director, Officer or employee with respect to an employee benefit plan, its participants, or beneficiaries; and a person who acted in good faith and in a manner he or she reasonable believed to be in the interest of the participants and beneficiaries of an employee benefit plan shall be deemed to have acted in a manner "not opposed to the best interests of the Company" as referred to in this Article.

      11. Any Director, Officer or employee of the Company shall be indemnified under this Article for any act taken in good faith and upon reliance upon the books and records of the Company, upon financial statements or other reports prepared by the Officers of the Company, or on financial statements prepared by the Company's independent accountants, or on information or documents prepared or provided by legal counsel to the Company.

      12. To the extent that the indemnification of Officers, Directors or employees as permitted under Section 351.355 (as amended or superseded) of The General and Business Corporation Law of Missouri, as in effect from time to time, provides for greater indemnification of those individuals than the provisions of this Article XII, then the Company shall indemnify its Directors, Officers, employees as provided in and to the full extent allowed by Section 351.355.

      13. The indemnification provided by this Article shall continue as to a person who has ceased to be a Director or Officer of the Company and shall inure to the benefit of the heirs, executors, and administrators of such a person. All rights to indemnification under this Article shall be deemed to be provided by a contract between the Company and the person who serves in such capacity at any time while these Bylaws and other relevant provisions of the applicable law, if any, are in effect. Any repeal or modification thereof shall not affect any rights or obligations then existing.

      14. If this Article or any portion or provision hereof shall be invalidated on any ground by any court of competent jurisdiction, then the Company shall nevertheless indemnify each person entitled to indemnification pursuant too this Article to the full extent permitted by any applicable portion of this Article that shall not have been invalidated, or to the fullest extent provided by any other applicable law.

      Missouri law authorizes Missouri corporations to provide indemnification to directors, officers and other persons.

      Kansas City Life owns a directors and officers liability insurance policy covering liabilities that directors and officers of Kansas City Life and its subsidiaries and affiliates may incur in acting as directors and officers.

      Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 30. Principal Underwriter

     (a) Other Activity. In addition to Kansas City Life Variable Life Separate Account, Sunset Financial Services, Inc. is the principal underwriter for policies offered by Kansas City Life Insurance Company through Kansas City Life Variable Annuity Separate Account.

     (b) Management. The directors and principal officers of Sunset Financial Services, Inc. are as follows:

NAME AND PRINCIPAL                        POSITIONS AND OFFICES
BUSINESS ADDRESS*                         WITH SUNSET FINANCIAL SERVICES, INC.
------------------                        ------------------------------------
Gregory E. Smith                          President, Director
Gary K. Hoffman                           Secretary, Director
Brent C. Nelson                           Treasurer
Walter E. Bixby                           Director
Charles R. Duffy, Jr.                     Director
R. Philip Bixby                           Chairman of the Board and Director
Kelly T. Ullom                            Vice President
Bruce Oberdling                           Vice President
Donald E. Krebs                           Vice President
Susanna J. Denney                         Assistant Vice President
Janice L. Brandt                          Assistant Vice President
Kim Kirkman                               Assistant Vice President

___________
* The Principal business address of all of the persons listed above is P.O. Box 219365, Kansas City, Missouri, 64121-9365.

     (c) Compensation From the Registrant. The following commissions and other compensation were received by each principal underwriter, directly or indirectly, from the Registrant during the Registrant's last fiscal year:

          (1)                       (2)                  (3)                    (4)                   (5)
        NAME OF               NET UNDERWRITING
        PRINCIPAL              DISCOUNTS AND        COMPENSATION ON           BROKERAGE              OTHER
      UNDERWRITER                COMMISSIONS          REDEMPTION             COMMISSIONS          COMPENSATION
      -----------             ----------------      ---------------          -----------          ------------

     Sunset Financial              $0.00                 None                    N/A                   N/A
      Services, Inc.

Item 31.  Location of Accounts and Records

     All of the accounts, books, records or other documents required to be kept by Section 31(a) of the Investment Company Act of 1940 and rules thereunder, are maintained by Kansas City Life Insurance Company at 3520 Broadway, Kansas City, Missouri 64111-2565.

Item 32. Management Services

     All management contracts are discussed in Part A or Part B.

Item 33. Fee Representation

     Kansas City Life Insurance Company represents that the aggregate charges under the Policies are reasonable in relation to the services rendered, the expenses expected to be incurred and the risks assumed by the Company.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, Kansas City Life Variable Life Separate Account, certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment to the Registration Statement under Rule 485(b) under the Securities Act of 1933 and has duly caused this Post- Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized in the City of Kansas City and the State of Missouri on the 26th day of April 2004.

                                              Kansas City Life Variable Annuity
                                              Separate Account
                                              __________________________________
                                              Registrant
(SEAL)

                                              Kansas City Life Insurance Company
                                              __________________________________
                                              Depositor

Attest:  /s/ William A. Schalekamp         By:
         -----------------------------         ________________________________
             William A. Schalekamp             R. Philip Bixby, President, CEO
                                               and Vice Chairman of the Board

     As required by the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date(s) indicated.

     Signature                                         Title                               Date
/s/ R. Philip Bixby
-----------------------------              President, CEO and Vice Chairman           April 26, 2004
    R. Philip Bixby                        of the Board

/s/ Brent C. Nelson
-----------------------------              Vice President and Controller              April 26, 2004
    Brent C. Nelson                        (Principal Accounting Officer)

/s/ J. R. Bixby
-----------------------------              Chairman of the Board and                  April 26, 2004
    J. R. Bixby                            Director

/s/ W. E. Bixby
-----------------------------              Director                                   April 26, 2004
    W. E. Bixby

/s/ Daryl D. Jensen
-----------------------------              Director                                   April 26, 2004
    Daryl D. Jensen

/s/ William A. Schalekamp
-----------------------------              Director                                   April 26, 2004
    William A. Schalekamp

/s/ Tracy W. Knapp
-----------------------------              Director                                   April 26, 2004
    Tracy W. Knapp

/s/ Webb R. Gilmore
-----------------------------              Director                                   April 26, 2004
Webb R. Gilmore

/s/ Warren J. Hunzicker, M.D.
-----------------------------              Director                                   April 26, 2004

    Warren J. Hunzicker, M.D.

/s> Richard L. Finn
-----------------------------              Director                                April 26, 2004
    Richard L. Finn

/s/ Bradford T. Nordholm
-----------------------------              Director                                April 26, 2004
    Bradford T. Nordholm

/s/ E. Larry Winn, Jr.
-----------------------------              Director                                April 26, 2004
    E. Larry Winn, Jr.

/s/ Nancy Bixby Hudson
-----------------------------              Director                                April 26, 2004
    Nancy Bixby Hudson

/s/ William R. Blessing
-----------------------------              Director                                April 26, 2004
    William R. Blessing

/s/ Cecil R. Miller
-----------------------------              Director                                April 26, 2004
    Cecil R. Miller

                            SUPPLEMENT DATED MAY 1, 2004,
                            TO PROSPECTUS DATED MAY 1, 2004
                  KANSAS CITY LIFE VARIABLE LIFE SEPARATE ACCOUNT
                            VARIABLE UNIVERSAL LIFE CONTRACT
                                        MARYLAND

For contracts sold in the state of Maryland, we change the Prospectus as follows:

o Add the following wording after the "Guaranteed Payment Period and Guaranteed Monthly Premium" section of the Prospectus on page 28:

      NO-LAPSE MONTHLY PREMIUM AND NO-LAPSE PAYMENT PERIOD -- In addition to the Guaranteed Payment Period described above, there is a fifteen year No-Lapse Payment Period. A No-Lapse Payment Period is the period during which we guarantee that the Contract will not lapse if the amount of total Premiums you pay is greater than or equal to the sum of:

      (1) the accumulated No-Lapse Monthly Premiums in effect on each prior Monthly Anniversary Date; and
      (2) an amount equal to the sum of any partial surrenders taken and Indebtedness under the Contract.

      The No-Lapse Payment Period is fifteen years following the Contract Date and fifteen years following the effective date of an increase in the Specified Amount. The Contract shows the No-Lapse Monthly Premium. The per $1,000 No-Lapse Monthly Premium factors for the Specified Amount vary by risk class, issue Age and sex. We include additional Premiums for substandard ratings and supplemental and/or rider benefits in the No-Lapse Monthly Premium. However, upon a change to the Contract, we will recalculate the No-Lapse Monthly Premium, will notify you of the new No-Lapse Monthly Premium and amend your Contract to reflect the change.

o Add the following paragraph to the "Premium Payments Upon Increase in Specified Amount" section on page 18 of the Prospectus:

      A new No-Lapse Payment Period begins on the effective date of an increase in Specified Amount. You will be notified of the new No-Lapse Monthly Premium for this period.

o Delete the "After the Guaranteed Payment Period" section on page 29 of the Prospectus and replace it with the following:

      AFTER THE GUARANTEED PAYMENT PERIOD BUT DURING THE NO-LAPSE PAYMENT PERIOD -- A Grace Period starts if on any Monthly Anniversary Day the Cash Surrender Value is less than the amount of the Monthly Deduction and the accumulated Premiums paid as of the Monthly Anniversary Date are less than required to guarantee the Contract will not lapse during the No-Lapse Payment Period.

      After the No-Lapse Period A Grace Period starts if the Cash Surrender Value on a Monthly Anniversary Day will not cover the Monthly Deduction. You must pay a Premium sufficient to provide a Cash Surrender Value equal to three Monthly Deductions during the Grace Period to keep the Contract in force.

o Add the following paragraph to the "Changes in Specified Amount" section on page 32 of the Prospectus:

      In addition, a new No-Lapse Payment Period begins on the effective date of the increase and will continue for fifteen years. We will recalculate the Contract's No- Lapse Monthly Premium to reflect the increase. If a No-Lapse Payment Period is in effect, the Contract's No-Lapse Monthly Premium will also generally be increased. See "No-Lapse Monthly Premium and No-Lapse Payment Period" above.

                          SUPPLEMENT DATED MAY 1, 2004,
                         TO PROSPECTUS DATED MAY 1, 2004
                 KANSAS CITY LIFE VARIABLE LIFE SEPARATE ACCOUNT
                        VARIABLE UNIVERSAL LIFE CONTRACT

                                   CONNECTICUT

For contracts sold in the state of Connecticut, we change the Prospectus as follows to provide for the Right to Exchange provision:

o Add the following paragraph to the Transfer Privilege on page 23 of the Prospectus.

      RIGHT TO EXCHANGE -- The Right to Exchange provision allows you to exchange the Contract for one that provides benefits that don't vary based on the performance of the Funds. Once within the first 24 months of the Contract or within 24 months following the effective date of an increase to the Specified Amount, you may exercise a one-time Right to Exchange by requesting that this Contract be exchanged for any flexible premium fixed benefit policy we offer for exchange on the Contract Date.